--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced Fund................    1
                                                              Basic Value Focus Fund................   17
                                                              Core Bond Focus Fund..................   33
                                                              Developing Capital Markets Focus
                                                                Fund................................   52
                                                              Domestic Money Market Fund............   72
                                                              Focus Twenty Select Fund..............   84
                                                              Fundamental Growth Focus Fund.........   98
                                                              Global Allocation Focus Fund..........  111
                                                              Global Bond Focus Fund................  136
                                                              Global Growth Focus Fund..............  150
                                                              Government Bond Fund..................  164
                                                              High Current Income Fund..............  178
                                                              Index 500 Fund........................  196
                                                              Large Cap Core Focus Fund.............  214
                                                              Large Cap Value Focus Fund............  228
                                                              Natural Resources Focus Fund..........  241
                                                              Reserve Assets Fund...................  256
                                                              Small Cap Value Focus Fund............  267
                                                              Utilities & Telecommunications Focus
                                                                Fund................................  285

                                                                   Annual Report
                                                               December 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

MARKET REVIEW
  US equity markets proved extremely volatile during the fiscal year as investors struggled to discern trends in economic growth and corporate earnings prospects while digesting the impact and implications of the war on terrorism. The events of September 11 appeared to exacerbate an already weak economic and corporate profit environment, pushing the US economy into a full-blown recession and precipitating further significant reductions in earnings expectations and equity prices. Indeed, the equity markets appeared trapped in a vicious circle of lower earnings, lower valuations and lower prices. The benchmark unmanaged Standard & Poor's (S&P) 500 Index declined a near-record 15% for the quarter ended September 30, 2001, including its largest one-week decline since the Great Depression in the immediate aftermath of the terrorist attacks. The technology-laden NASDAQ Composite Index dropped a stunning 31%.

  However, by the end of the fiscal year, equity markets posted strong gains with most major indexes enjoying double-digit returns in the fourth quarter. Early reports that the massive fiscal and monetary stimulus underway had begun to take effect, combined with stable interest rates, lower stock prices and military successes to encourage strong buying interest. Positive data on employment, leading indicators and order trends complimented evidence of corporate earnings stability to produce these solid results.

  For the six months ended December 31, 2001, the S&P 500 Index declined 5.6% while the NASDAQ Composite Index fell 9.7%. Growth handsomely outperformed value during the six months ended December 31, 2001, with the unmanaged S&P Barra Growth Index declining 1.9% while the unmanaged S&P Barra Value Index fell almost 10% as investors gravitated toward shares of faster growth, more economically sensitive companies, particularly in the industrial and consumer cyclical sectors. The fixed-income market performed well, benefiting from expectations for continued low inflation as well as the safe haven appeal of bonds in an uncertain equity market environment. The benchmark Merrill Lynch Domestic Bond Master Index produced a +4.8% total return for the six months ended December 31, 2001.

  American Balanced Fund's Class A Shares earned a -1.89% total return for the six-month period ended December 31, 2001. Within the equity portfolio, positive contributions from our positions in basic industry, insurance and consumer companies, many of which appreciated greater than 10% for the period, more than offset relative weakness in the energy and technology sectors. Within the fixed-income portfolio, we benefited from our substantial overweighted position in corporate bonds as yield spreads narrowed, as well as our decision to reduce average duration to 5.1 years as interest rates increased.

PORTFOLIO MATTERS

  Our asset allocation position at December 31, 2001 showed 66.8% of portfolio net assets invested in equities, 30.4% in fixed-income securities and 2.3% in cash equivalents. This compares to 65.9% in equities, 32.3% in fixed-income securities and 1.8% in cash equivalents at June 30, 2001. We remain confident in the soundness of the strategy we adopted in the summer of 2001 of increasing our equity exposure, as well as our position in more economically sensitive securities. From an economic perspective, evidence that Federal Reserve Board actions have combined with government fiscal stimuli to precipitate an accelerated pace of economic growth provides a much more favorable backdrop for equities. Furthermore, the attractive relative valuations in many economically sensitive stock groups suggest this is where the best current investment values reside. Historically, a confluence of favorable monetary, psychological and valuation indicators such as that which exists today is rare and typically represents a very significant turning point for equities. We therefore believe this is an appropriate time to position the portfolio to take advantage of this opportunity.

  We continued to adjust our holdings during the period in response to ongoing price volatility. Within the equity portfolio, we further increased our exposure to the industrial sector as we believe companies such as Honeywell International Inc. and Nucor Corporation will be prime beneficiaries of a resumption of economic growth and are attractively valued. We added to our energy holdings in the belief that current commodity and stock price weakness present attractive long-term opportunities in companies such as El Paso Corporation, The Williams Companies, Inc. and ChevronTexaco Corporation. Selected media names such as Liberty Media Corporation and Tribune Company were also added in anticipation of a better advertising climate in 2002. We reduced exposures in selected technology and consumer cyclical

--------------------------------------------------------------------------------

segments where recent dramatic price appreciation has made stocks like Sanmina/SCI Systems, Inc., The Home Depot, Inc. and Starwood Hotels & Resorts Worldwide, Inc. relatively less attractive. We also eliminated a number of disappointing investments in companies like the Interpublic Group of Companies, Inc. and Quest Communications International Inc., where results failed to match expectations.

  Within the fixed-income portfolio, we continued to increase our corporate bond exposure to capture higher yields. At period end, investment-grade corporate bonds represented 69.6% of fixed-income assets, high-yield corporate bonds 10.1% and US Treasury securities 20.3%. This compares to 60.5% in investment-grade corporate bonds, 6.0% in high-yield corporate bonds and 33.5% in US Treasury securities at June 30, 2001. Although average quality ratings declined from A2/A to A3/A-, average yield-to-maturity increased 74 basis points to 7.46%.

FISCAL YEAR IN REVIEW

  The year 2001 continued to be characterized by the unwinding of the economic and financial market excesses of the late 1990s. The first US economic recession in a decade began in March as slowing global demand and excess capacity produced weak corporate profits, precipitating sharp reductions in capital spending, inventories and employment. International economies followed the United States lower which, combined with the strength of the US dollar, sharply reduced the level of export activity. However, consumer spending remained relatively solid, benefiting from lower interest rates, energy prices and home refinancings, though consumers were extremely price sensitive. The Federal Reserve Board responded aggressively to this economic weakness, reducing short-term interest rates 11 times during the year for a total of 475 basis points (4.75%) and to the lowest level since 1961. Combined with increased Government fiscal stimuli from tax cuts and higher spending, the economy began to exhibit stability toward year end with many economists anticipating a resumption of economic growth by mid-year 2002.

  The equity market produced another year of negative returns with most major indexes declining by over 10%. This represents the first occurrence of consecutive years of negative returns for the market since 1974. After an early rally in response to the onset of the Federal Reserve Board's interest rate cuts, the reality of weak economic growth and poor corporate profit performance exerted severe downward pressure on stock prices through the fall, culminating in the massive sell-off subsequent to the September 11 terrorist attacks. However, by December 31, 2001, the markets had begun to recover in response to evidence of economic improvement.

  For the year ended December 31, 2001, the Fund's Class A Shares had a total return of -7.39%. The S&P 500 Index posted a -11.87% total return, while the NASDAQ Composite posted a -21.05% total return for the same 12-month period. Value issues nominally outperformed growth issues as the S&P Barra Value Index declined 11.7%, while the S&P Barra Growth Index fell 12.7% for the year ended December 31, 2001. As in 2000, bonds proved to be the asset class of choice in 2001 with the Merrill Lynch Domestic Bond Master Index providing a +8.3% total return for the year ended December 31, 2001. Our bonds outperformed the index while our equities underperformed the index. Within the equity portfolio, positive contributions from our positions in health care, consumer and basic industry companies were more than offset by weakness in the technology, energy and banking sectors. Within the fixed-income portfolio, we benefited from a longer-than-average duration in a declining interest rate environment as well as from our concentration in higher-yielding corporate securities.

IN CONCLUSION

  We appreciate your investment in American Balanced Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                    AMERICAN BALANCED         STANDARD & POOR'S 500
                                                 FUND+--CLASS A SHARES*              INDEX++                WEIGHTED INDEX+++
                                                 ----------------------       ---------------------         -----------------
12/91                                                     10000                       10000                       10000
12/92                                                     10572                       10762                       10645
12/93                                                     11998                       11847                       11507
12/94                                                     11495                       12003                       11600
12/95                                                     13887                       16513                       13952
12/96                                                     15238                       20304                       15373
12/97                                                     17845                       27078                       17807
12/98                                                     20265                       34817                       20415
12/99                                                     22034                       42143                       21991
12/00                                                     21664                       38306                       22632
12/01                                                     20063                       33758                       22725

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ American Balanced Fund invests in a balanced portfolio of fixed-income and equity securities.
++ This unmanaged broad-based Index is comprised of US common stocks.
+++ This unmanaged Index, which is an equally weighted blend of the Three-Month
    Treasury Bill Index, the Merrill Lynch US Corporate and Government Master Index and the S&P 500 Index, is comprised of US Treasury bills maturing in up to three months, investment-grade bonds and US common stocks.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

                       PERIOD COVERED                                          % RETURN
-----------------------------------------------------------------------------------------
One Year Ended 12/31/01                                                          -7.39%
-----------------------------------------------------------------------------------------
Five Years Ended 12/31/01                                                        +5.65
-----------------------------------------------------------------------------------------
Ten Years Ended 12/31/01                                                         +7.21
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2001                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -1.89%         -7.39%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                  SHARES                                                                     PERCENT OF
INDUSTRY                            HELD                     COMMON STOCKS                       VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE               18,000      General Dynamics Corporation................    $  1,433,520       1.1%
                                  25,000      Honeywell International Inc. ...............         845,500       0.6
                                  10,500      Raytheon Company............................         340,935       0.3
                                  20,500      United Technologies Corporation.............       1,324,915       1.0
                                                                                              ------------     -----
                                                                                                 3,944,870       3.0
-----------------------------------------------------------------------------------------------------------------------
AIRLINES                          15,000      +AMR Corporation............................         332,550       0.3
-----------------------------------------------------------------------------------------------------------------------
BANKS                             40,500      Mellon Financial Corporation................       1,523,610       1.2
                                  40,000      Wells Fargo Company.........................       1,738,000       1.3
                                                                                              ------------     -----
                                                                                                 3,261,610       2.5
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                         55,000      Anheuser-Busch Companies, Inc. .............       2,486,550       1.9
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                         30,500      E.I. du Pont de Nemours and Company.........       1,296,555       1.0
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          61,000      +CommScope, Inc. ...........................       1,297,470       1.0
                                 155,000      Lucent Technologies Inc. ...................         974,950       0.8
                                 125,000      Motorola, Inc. .............................       1,877,500       1.4
                                                                                              ------------     -----
                                                                                                 4,149,920       3.2
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS           50,000      Compaq Computer Corporation.................         488,000       0.4
                                  20,000      International Business Machines
                                                Corporation...............................       2,419,200       1.8
                                                                                              ------------     -----
                                                                                                 2,907,200       2.2
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS            52,500      Citigroup Inc. .............................       2,650,200       2.0
                                  30,000      Fannie Mae..................................       2,385,000       1.8
                                  41,000      J.P. Morgan Chase & Co. ....................       1,490,350       1.1
                                  16,000      Morgan Stanley Dean Witter & Co. ...........         895,040       0.7
                                  45,500      Stilwell Financial, Inc. ...................       1,238,510       1.0
                                                                                              ------------     -----
                                                                                                 8,659,100       6.6
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                       42,500      Verizon Communications......................       2,017,050       1.5
TELECOMMUNICATION SERVICES
-----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            50,000      +Agilent Technologies, Inc. ................       1,425,500       1.1
INSTRUMENTS
                                  20,000      +Sanmina Corporation........................         397,800       0.3
                                                                                              ------------     -----
                                                                                                 1,823,300       1.4
-----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE        25,000      Halliburton Company.........................         327,500       0.2
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                      9,000      Nestle SA (Registered Shares)...............       1,918,930       1.5
-----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                     45,000      El Paso Corporation.........................       2,007,450       1.5
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           25,500      Aetna Inc. (New Shares).....................         841,245       0.7
SERVICES
                                  40,000      HCA Inc. ...................................       1,541,600       1.2
                                  30,000      +Tenet Healthcare Corporation...............       1,761,600       1.3
                                                                                              ------------     -----
                                                                                                 4,144,445       3.2
-----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             15,000      Carnival Corporation........................         421,200       0.3
LEISURE
                                  20,000      +Harrah's Entertainment, Inc. ..............         740,200       0.6
                                  50,000      McDonald's Corporation......................       1,323,500       1.0
                                  10,000      Starwood Hotels & Resorts Worldwide,
                                                Inc. .....................................         298,500       0.2
                                                                                              ------------     -----
                                                                                                 2,783,400       2.1
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                21,000      Kimberly-Clark Corporation..................       1,255,800       1.0
-----------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES          11,500      +Computer Sciences Corporation..............         563,270       0.4
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES          30,500      General Electric Company....................       1,222,440       0.9
                                   3,000      Minnesota Mining and Manufacturing Company
                                                (3M)......................................         354,630       0.3
                                                                                              ------------     -----
                                                                                                 1,577,070       1.2
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                         60,000      ACE Limited.................................       2,409,000       1.8
                                  30,000      American International Group, Inc. .........       2,382,000       1.8
                                  10,000      Prudential Financial, Inc. .................         331,900       0.3
                                  22,500      XL Capital Ltd. (Class A)...................       2,055,600       1.6
                                                                                              ------------     -----
                                                                                                 7,178,500       5.5
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES                                                                     PERCENT OF
INDUSTRY                            HELD                     COMMON STOCKS                       VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS      10,000      Eastman Kodak Company.......................    $    294,300       0.2%
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                         30,500      Dover Corporation...........................       1,130,635       0.9
                                  37,500      ITT Industries, Inc. .......................       1,893,750       1.5
                                  17,500      +SPX Corporation............................       2,395,750       1.8
                                                                                              ------------     -----
                                                                                                 5,420,135       4.2
-----------------------------------------------------------------------------------------------------------------------
MEDIA                             45,000      +Clear Channel Communications, Inc. ........       2,290,950       1.8
                                  36,000      +Liberty Media Corporation (Class A)........         504,000       0.4
                                  30,500      The New York Times Company (Class A)........       1,319,125       1.0
                                  15,000      Tribune Company.............................         561,450       0.4
                                  50,000      +Viacom, Inc. (Class B).....................       2,207,500       1.7
                                  11,000      The Walt Disney Company.....................         227,920       0.2
                                                                                              ------------     -----
                                                                                                 7,110,945       5.5
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING                   28,000      Alcoa Inc. .................................         995,400       0.8
                                  25,500      Nucor Corporation...........................       1,350,480       1.0
                                                                                              ------------     -----
                                                                                                 2,345,880       1.8
-----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES                   70,000      The Williams Companies, Inc. ...............       1,786,400       1.4
-----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                  40,500      The May Department Stores Company...........       1,497,690       1.1
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS                         37,000      Anadarko Petroleum Corporation..............       2,103,450       1.6
                                   3,000      ChevronTexaco Corporation...................         268,830       0.2
                                                                                              ------------     -----
                                                                                                 2,372,280       1.8
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS           33,000      International Paper Company.................       1,331,550       1.0
                                  15,500      Weyerhaeuser Company........................         838,240       0.7
                                                                                              ------------     -----
                                                                                                 2,169,790       1.7
-----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                 44,300      Avon Products, Inc. ........................       2,059,950       1.6
                                  26,000      The Gillette Company........................         868,400       0.6
                                                                                              ------------     -----
                                                                                                 2,928,350       2.2
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   35,000      American Home Products Corporation..........       2,147,600       1.7
                                  43,000      Pharmacia Corporation.......................       1,833,950       1.4
                                                                                              ------------     -----
                                                                                                 3,981,550       3.1
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &         42,500      +Advanced Micro Devices, Inc. ..............         674,050       0.5
PRODUCTS
                                  35,000      +Agere Systems Inc. (Class A)...............         199,150       0.2
                                  15,500      +Applied Materials, Inc. ...................         621,550       0.5
                                  20,000      Texas Instruments Incorporated..............         560,000       0.4
                                                                                              ------------     -----
                                                                                                 2,054,750       1.6
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                  11,100      The Gap, Inc. ..............................         154,734       0.1
                                  15,000      The Home Depot, Inc. .......................         765,150       0.6
                                  45,500      Intimate Brands, Inc. ......................         676,130       0.5
                                  10,000      RadioShack Corporation......................         301,000       0.3
                                                                                              ------------     -----
                                                                                                 1,897,014       1.5
-----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION        60,000      +Nextel Communications, Inc. (Class A)......         657,000       0.5
SERVICES
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (COST--$91,205,222)                               87,151,154      66.8
-----------------------------------------------------------------------------------------------------------------------
                                    FACE
                                  AMOUNT                FIXED-INCOME INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           $1,000,000      Boeing Capital Corporation, 6.50% due
                                                2/15/2012.................................         993,960       0.7
                               1,000,000      Raytheon Co., 6.15% due 11/01/2008..........         988,870       0.8
                                                                                              ------------     -----
                                                                                                 1,982,830       1.5
-----------------------------------------------------------------------------------------------------------------------
AIRLINES                         500,000      Continental Airlines, 8% due 12/15/2005.....         415,000       0.3
                                 500,000      Northwest Airlines, Inc., 7.875% due
                                                3/15/2008.................................         367,756       0.3
                                                                                              ------------     -----
                                                                                                   782,756       0.6
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                    FACE                                                                     PERCENT OF
INDUSTRY                          AMOUNT                FIXED-INCOME INVESTMENTS                 VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS               $1,000,000      The Goodyear Tire & Rubber Company, 6.625%
                                                due 12/01/2006............................    $    945,640       0.7%
-----------------------------------------------------------------------------------------------------------------------
BANKS                            500,000      Bank of America Corporation, 7.40% due
                                                1/15/2011.................................         536,320       0.4
                               1,000,000      First Union Corp., 6.55% due 10/15/2035.....       1,044,540       0.8
                                 500,000      PNC Funding Corp., 6.125% due 2/15/2009.....         493,290       0.4
                                 500,000      Provident Bank, 6.375% due 1/15/2004........         510,670       0.4
                               1,000,000      Union Planters Corp., 7.75% due 3/01/2011...       1,061,670       0.8
                                 300,000      Washington Mutual Inc., 7.50% due
                                                8/15/2006.................................         323,586       0.2
                                                                                              ------------     -----
                                                                                                 3,970,076       3.0
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        500,000      Airgas Inc., 7.14% due 3/08/2004............         479,535       0.3
                               1,000,000      Equistar Chemicals LP, 6.50% due
                                                2/15/2006.................................         903,000       0.7
                               1,000,000      International Flavors & Fragrance, 6.45% due
                                                5/15/2006.................................       1,011,327       0.8
                                                                                              ------------     -----
                                                                                                 2,393,862       1.8
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT         660,000      Harris Corporation, 6.35% due 2/01/2028.....         615,813       0.5
                                 500,000      Nortel Networks Limited, 6.125% due
                                                2/15/2006.................................         416,150       0.3
                                                                                              ------------     -----
                                                                                                 1,031,963       0.8
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS           750,000      GATX Capital Corporation, 6.86% due
                                                10/13/2005................................         677,755       0.5
                                              General Motors Acceptance Corp.:
                                 800,000        6.15% due 4/05/2007.......................         781,824       0.6
                               1,000,000        8% due 11/01/2031.........................       1,011,690       0.8
                                 900,000      Hertz Corp., 6.25% due 3/15/2009............         832,482       0.6
                               1,000,000      Household Finance Corp., 6.50% due
                                                11/15/2008................................       1,002,020       0.8
                                                                                              ------------     -----
                                                                                                 4,305,771       3.3
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                      500,000      Pacific Telecom, Inc., 6.625% due
TELECOMMUNICATION                               10/20/2005................................         508,327       0.4
SERVICES
                               1,000,000      Sprint Capital Corporation, 6.90% due
                                                5/01/2019.................................         935,320       0.7
                                 500,000      +Williams Communications Group, Inc., 11.70%
                                                due 8/01/2008.............................         205,000       0.1
                               1,000,000      Worldcom Inc., 6.40% due 8/15/2005..........       1,018,920       0.8
                                                                                              ------------     -----
                                                                                                 2,667,567       2.0
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES             1,000,000      Empresa Nacional de Electricidad SA
                                                (Endesa), 7.325% due 2/01/2037............         940,510       0.7
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                  1,000,000      Conagra Inc., 6.70% due 8/01/2027...........       1,031,360       0.8
-----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                    500,000      The Coastal Corporation, 6.70% due
                                                2/15/2027.................................         497,540       0.4
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &        1,000,000      Healthsouth Corporation, 7.375% due
SERVICES                                        10/01/2006(a).............................       1,000,000       0.8
-----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                         Royal Caribbean Cruises Ltd.:
LEISURE
                                 500,000        7.25% due 8/15/2006.......................         415,000       0.3
                                 500,000        6.75% due 3/15/2008.......................         380,000       0.3
                                                                                              ------------     -----
                                                                                                   795,000       0.6
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES             1,000,000      Champion Enterprises, Inc., 7.625% due
                                                5/15/2009.................................         770,000       0.6
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                        500,000      Cummins Engine, 6.75% due 2/15/2027.........         475,260       0.4
-----------------------------------------------------------------------------------------------------------------------
MARINE                         1,000,000      Transportacion Maritima Mexicana, SA de CV,
                                                10.25% due 11/15/2006.....................         750,000       0.6
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                    FACE                                                                     PERCENT OF
INDUSTRY                          AMOUNT                FIXED-INCOME INVESTMENTS                 VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
MEDIA                         $1,000,000      AOL Time Warner Inc., 6.75% due
                                                4/15/2011.................................    $  1,021,370       0.8%
                               1,000,000      News America Inc., 6.75% due 1/09/2038......         976,430       0.7
                                 500,000      Univision Communication Inc., 7.85% due
                                                7/15/2011.................................         505,432       0.4
                                                                                              ------------     -----
                                                                                                 2,503,232       1.9
-----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES                1,000,000      Williams Holdings of Delaware, Inc., 6.25%
                                                due 2/01/2006.............................         984,710       0.8
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS                        500,000      Occidental Petroleum Corp., 6.75% due
                                                1/15/2012.................................         502,035       0.4
                                 500,000      Perez Companc SA, 8.125% due 7/15/2007(a)...         300,000       0.2
                                                                                              ------------     -----
                                                                                                   802,035       0.6
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS        1,500,000      Champion International Corp., 6.65% due
                                                12/15/2037................................       1,529,235       1.2
-----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                    1,000,000      CSX Corporation, 6.75% due 3/15/2011........       1,018,670       0.8
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                        US Treasury Notes:
OBLIGATIONS
                               2,000,000        5.50% due 2/15/2008.......................       2,085,940       1.6
                               6,000,000        4.75% due 11/15/2008......................       5,973,720       4.6
                                                                                              ------------     -----
                                                                                                 8,059,660       6.2
-----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION       500,000      Nextel Communications, Inc., 9.375% due
SERVICES                                        11/15/2009................................         395,000       0.3
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL FIXED-INCOME INVESTMENTS
                                              (COST--$39,883,140)                               39,632,677      30.4
-----------------------------------------------------------------------------------------------------------------------
                                                         SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*              2,998,000      General Motors Acceptance Corp., 1.98% due
                                                1/02/2002.................................       2,997,670       2.3
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES
                                              (COST--$2,997,670)                                 2,997,670       2.3
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$134,086,032)......     129,781,501      99.5
                                              OTHER ASSETS LESS LIABILITIES...............         722,692       0.5
                                                                                              ------------     -----
                                              NET ASSETS..................................    $130,504,193     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $3,688,210) (identified cost--$134,086,032)...............                 $129,781,501
Investments held as collateral for loaned securities, at
  value.....................................................                    3,888,000
Cash........................................................                          222
Receivables:
  Interest..................................................  $    703,348
  Dividends.................................................        57,281
  Capital shares sold.......................................        23,025
  Loaned securities.........................................           961        784,615
                                                              ------------
Prepaid expenses and other assets...........................                       36,593
                                                                             ------------
Total assets................................................                  134,490,931
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    3,888,000
Payables:
  Investment adviser........................................        60,772
  Capital shares redeemed...................................        10,836         71,608
                                                              ------------
Accrued expenses and other liabilities......................                       27,130
                                                                             ------------
Total liabilities...........................................                    3,986,738
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $130,504,193
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $  1,157,742
Paid-in capital in excess of par............................                  138,106,478
Undistributed investment income--net........................  $     39,972
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................    (4,495,671)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................    (4,304,328)
                                                              ------------
Total accumulated losses--net...............................                   (8,760,027)
                                                                             ------------
NET ASSETS..................................................                 $130,504,193
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $130,504,193 and 11,577,425
  shares outstanding........................................                 $      11.27
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $  3,183,937
Dividends (net of $4,319 foreign withholding tax)...........                      974,906
Securities lending--net.....................................                        1,498
                                                                             ------------
Total income................................................                    4,160,341
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    740,047
Accounting services.........................................        51,134
Professional fees...........................................        41,126
Custodian fees..............................................        36,466
Printing and shareholder reports............................        15,784
Pricing services............................................         6,671
Directors' fees and expenses................................         5,394
Transfer agent fees.........................................         5,268
Registration fees...........................................           841
Other.......................................................         7,280
                                                              ------------
Total expenses..............................................                      910,011
                                                                             ------------
Investment income--net......................................                    3,250,330
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................      (370,823)
  Foreign currency transactions--net........................           262       (370,561)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (13,398,777)
  Foreign currency transactions--net........................           203    (13,398,574)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(10,518,805)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2001            2000
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  3,250,330    $  3,538,567
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      (370,561)     11,210,419
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (13,398,574)    (16,554,771)
                                                              ------------    ------------
Net decrease in net assets resulting from operations........   (10,518,805)     (1,805,785)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (3,362,126)     (3,540,610)
In excess of investment income--net:
  Class A...................................................            --          (6,108)
Realized gain on investments--net:
  Class A...................................................            --     (12,488,700)
In excess of realized gain on investments--net:
  Class A...................................................            --      (3,353,463)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (3,362,126)    (19,388,881)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................    11,294,734     (12,120,323)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (2,586,197)    (33,314,989)
Beginning of year...........................................   133,090,390     166,405,379
                                                              ------------    ------------
End of year*................................................  $130,504,193    $133,090,390
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................  $     39,972    $    (11,811)
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                        CLASS A
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               ----------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2001       2000       1999       1998       1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  12.49   $  14.80   $  16.74   $  16.59   $  16.01
                                                                --------   --------   --------   --------   --------
Investment income--net.......................................        .28+       .34+       .45        .40        .54
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net.................................      (1.20)      (.58)       .83       1.60       1.87
                                                                --------   --------   --------   --------   --------
Total from investment operations.............................       (.92)      (.24)      1.28       2.00       2.41
                                                                --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net.....................................       (.30)      (.38)      (.85)      (.54)      (.27)
  In excess of investment income--net........................         --         --++       --         --         --
  Realized gain on investments--net..........................         --      (1.33)     (2.37)     (1.31)     (1.56)
  In excess of realized gain on investments--net.............         --       (.36)        --         --         --
                                                                --------   --------   --------   --------   --------
Total dividends and distributions............................       (.30)     (2.07)     (3.22)     (1.85)     (1.83)
                                                                --------   --------   --------   --------   --------
Net asset value, end of year.................................   $  11.27   $  12.49   $  14.80   $  16.74   $  16.59
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................     (7.39%)    (1.68%)     8.73%     13.56%     17.11%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................       .68%       .62%       .61%       .62%       .60%
                                                                ========   ========   ========   ========   ========
Investment income--net.......................................      2.42%      2.32%      2.70%      2.37%      3.17%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $130,504   $133,090   $166,405   $187,084   $194,747
                                                                ========   ========   ========   ========   ========
Portfolio turnover...........................................    134.43%     85.30%    105.48%    102.47%    136.71%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. American Balanced Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $35,887 increase in cost of securities (which in return results in a corresponding $35,887 decrease in net unrealized appreciation and a corresponding $35,887 increase in undistributed net investment income), based on securities held by the Fund as of December 31, 2000.

  The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $126,856, increase net unrealized depreciation by $40,163 and decrease net

--------------------------------------------------------------------------------

realized capital gains by $131,582. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and distributions in excess of net realized capital gains are due primarily to differing tax treatments for foreign currency transactions and post-October losses.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/ tax differences of $131,028 have been reclassified between accumulated net realized capital losses and undistributed net investment income, $3,336 has been reclassified between undistributed net investment income and paid-in capital in excess of par and $2,533 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $972,000 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $2,916,000 was invested in the Merrill Lunch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $86 in securities lending agent fees.

  For the year ended December 31, 2001, MLPF&S earned $23,756 in commissions in the execution of portfolio security transactions.

  For the year ended December 31, 2001, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S earned $2,387 for providing security price quotations to compute the Fund's net asset value.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc., ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $6,928 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $175,069,349 and $202,130,846, respectively.

  Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

------------------------------------------------------------------
                                           Realized    Unrealized
                                             Gains        Gains
                                           (Losses)     (Losses)
------------------------------------------------------------------
Long-term investments....................  $(370,642)  $(4,304,531)
Short-term investments...................       (181)           --
Foreign currency transactions............        262           203
                                           ---------   -----------
Total....................................  $(370,561)  $(4,304,328)
                                           =========   ===========
------------------------------------------------------------------

  At December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $4,794,100, of which $6,191,878 related to appreciated securities and $10,985,978 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $134,575,601.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2001                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      52,740   $    614,674
Shares issued to shareholders in
 reinvestment of dividends.............     297,270      3,362,126
Shares issued resulting from
 reorganization........................   3,272,316     38,741,380
                                         ----------   ------------
Total issued...........................   3,622,326     42,718,180
Shares redeemed........................  (2,700,801)   (31,423,446)
                                         ----------   ------------
Net increase...........................     921,525   $ 11,294,734
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2000                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      66,660   $    994,711
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   1,524,939     19,388,881
                                         ----------   ------------
Total issued...........................   1,591,599     20,383,592
Shares redeemed........................  (2,176,942)   (32,503,915)
                                         ----------   ------------
Net decrease...........................    (585,343)  $(12,120,323)
                                         ==========   ============
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                          12/31/2001   12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $3,362,126   $ 3,827,100
 Net long-term capital gains............          --    15,561,781
                                          ----------   -----------
Total taxable distributions.............  $3,362,126   $19,388,881
                                          ==========   ===========
------------------------------------------------------------------

--------------------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

---------------------------------------------------------------
 Undistributed ordinary income--net...............  $     1,625
 Undistributed long-term capital gains--net.......           --
                                                    -----------
 Total undistributed earnings--net................        1,625
                                                    -----------
 Capital loss carryforward........................   (3,876,150)*
 Unrealized losses--net...........................   (4,885,502)**
                                                    -----------
 Total accumulated losses--net....................  $(8,760,027)
                                                    ===========
---------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $3,876,150, of which $593,021 expires in 2007 and $3,283,129 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities and the deferral of post-October capital losses for tax purposes.

7. ACQUISITION OF BALANCED CAPITAL FOCUS FUND:

On April 30, 2001, the Fund acquired all of the net assets of Balanced Capital Focus Fund, which was another fund of the Company, pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,853,267 shares of common stock of Balanced Capital Focus Fund for 3,272,316 shares of common stock of the Fund. Balanced Capital Focus Fund's net assets on that date of $38,741,380, including $1,967,106 of net unrealized appreciation and $740,622 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $155,453,364.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
AMERICAN BALANCED FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Balanced Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Balanced Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2001, Basic Value Focus Fund's Class A and Class B Shares had total returns of +4.26% and +4.05%, respectively, compared to a -5.59% return by the unmanaged Russell 1000 Value Index. For the same 12-month period, the Fund's unmanaged benchmark Standard & Poor's 500 Index had a return of -11.87%. While the events of September 11 led to a very volatile time period in the marketplace, we managed to have respectable performance by sticking to our value discipline and purchasing equities during times of distress at very attractive prices. Most of our portfolio activity during the year was concentrated in the most economically sensitive areas as we anticipated a rebound from the sluggish economic activity present during most of 2001.

  Our purchases were primarily in economically sensitive issuers, insurance-related equities and pharmaceutical companies. We find cyclical companies attractive because the amount of fiscal and monetary stimuli that has been introduced into the economy has been unprecedented and will ultimately achieve the desired effect. Additionally, as we approach the anniversary of the slowdown, earnings comparisons to last year's results are becoming much easier, while Wall Street pessimism is at a very high level. All of these factors point to an improving backdrop for those companies whose earnings are dependent upon an expanding level of economic activity. We believe our recent purchases, such as Alcoa Inc. (aluminum), DaimlerChrysler AG (automotive), Honeywell International Inc. (industrial) and Viacom, Inc. (advertising related), will all benefit from an uptick in the economy since their earnings are very leveraged to changes in the level of business activity.

  We were also aggressive buyers of insurance-related equities, such as The Hartford Financial Services Group, Inc. American International Group, Inc. and ACE Limited, post September 11. The amount of capital taken out of the industry by the event is substantial enough to allow its participants to begin raising prices, which will have a very positive effect on reported earnings. Finally, we have committed assets to a number of pharmaceutical companies, such as Merck & Co., Inc. and Schering-Plough Corporation, as operations have been impacted by a flood of competing generic products and it will take some time for their prodigious new product pipeline to start making an earnings contribution. Both companies trade at historically modest levels versus the earnings they will achieve, should approval for these products be obtained.

  We have been net sellers of the defensive stocks that have performed very well during these uncertain times. Investor "flight to quality" has pushed the valuation levels of these companies to their upper limits. Stocks, such as Abbott Laboratories (drugs), Lockheed Martin Corporation (defense) and General Mills, Inc. (food), have most of the good news priced into their shares and, we believe, could possess some significant downside should they encounter some unforeseen problem. We also sold AT&T Corp. and WorldCom Inc., given our belief that problems for these companies will intensify as competitors aggressively enter the long-distance market in 2002. We liquidated our holdings in SCI Systems, Inc. subsequent to their being acquired by another company, and we also sold out of Comcast Corp. after their excessively rich bid for AT&T's cable assets.

IN CONCLUSION

  Going forward, the Fund still remains very leveraged toward an economic recovery. With significant weightings in industrial, advertising-sensitive, cyclical technology and energy stocks, the Fund should respond favorably to incremental improvements in economic activity. Given the cost cutting that many of these companies have undertaken over the past year, a good portion of their incremental revenues should have a higher-than-normal impact on reported earnings. We remain underweighted in the defensive sectors of the stock market, such as health care and defense. Therefore, should another unexpected shock, like the events of September 11, hit the economy or the slowdown becomes more protracted than we believe, performance for the Fund will be relatively difficult.

--------------------------------------------------------------------------------

  We appreciate your investment in Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kevin M. Rendino
Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager

/s/ Robert J. Martorelli
Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A AND CLASS B SHARES
--------------------------------------------------------------------------------

                                                BASIC VALUE FOCUS FUND+--      STANDARD & POOR'S 500      LIPPER MULTI-CAP VALUE
                                                     CLASS A SHARES*                 INDEX++                   AVERAGE+++
                                                ------------------------      ---------------------      ----------------------
7/01/93**                                                 10000                       10000                       10000
12/93                                                     10950                       10539                       10613
12/94                                                     11208                       10678                       10625
12/95                                                     14065                       14691                       13920
12/96                                                     16975                       18064                       16842
12/97                                                     20475                       24091                       21374
12/98                                                     22408                       30976                       22769
12/99                                                     27141                       37494                       24121
12/00                                                     30574                       34080                       26445
12/01                                                     31876                       30034                       26788

                                                BASIC VALUE FOCUS FUND+--      STANDARD & POOR'S 500      LIPPER MULTI-CAP VALUE
                                                     CLASS B SHARES*                 INDEX++                   AVERAGE+++
                                                ------------------------      ---------------------      ----------------------
11/03/97**                                                10000                       10000                       10000
12/97                                                      9969                       10172                       10218
12/98                                                     10894                       13079                       10885
12/99                                                     13178                       15831                       11531
12/00                                                     14820                       14390                       12642
12/01                                                     15420                       12682                       12806

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of operations.
  + Basic Value Focus Fund invests primarily in equities that Fund management believes are undervalued.
 ++ This unmanaged broad-based Index is comprised of US common stocks. The starting date for the Index in each of the graphs is from 7/30/93 and 11/30/97, respectively.
+++ This Average is comprised of funds that seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price/current earnings, book value, asset value, or other factors. The starting date for the Average in each of the graphs is from 7/30/93 and 11/30/97, respectively.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                  + 4.26%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                                                 +13.43
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/01                                      +14.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                  + 4.05%
--------------------------------------------------------------------------------
Inception (11/03/97) through 12/31/01                                     +10.98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2001                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -0.12%         +4.26%
-----------------------------------------------------------------------------------------
Class B Shares                                                   -0.25          +4.05
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                   SHARES                                                                      PERCENT OF
INDUSTRY                             HELD                        STOCKS                           VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT        4,403,200      +3Com Corporation..........................    $   27,960,320       2.1%
INSURANCE                         862,600      ACE Limited................................        34,633,390       2.6
PAPER & FOREST PRODUCTS           908,700      Boise Cascade Corporation..................        30,904,887       2.3
ENERGY EQUIPMENT & SERVICE        777,600      ENSCO International Incorporated...........        19,323,360       1.4
MEDIA                             919,500      +Fox Entertainment Group, Inc. (Class A)...        24,394,335       1.8
PAPER & FOREST PRODUCTS           412,400      Georgia-Pacific Group......................        11,386,364       0.8
INSURANCE                         342,400      The Hartford Financial Services Group,
                                                 Inc. ....................................        21,512,992       1.6
MEDIA                           2,421,100      +Liberty Media Corporation (Class A).......        33,895,400       2.5
COMMUNICATIONS EQUIPMENT        3,680,000      Lucent Technologies Inc. ..................        23,147,200       1.7
METALS & MINING                   479,800      Massey Energy Company......................         9,946,254       0.7
COMMUNICATIONS EQUIPMENT        1,210,270      Motorola, Inc. ............................        18,178,255       1.4
MEDIA                             459,600      Tribune Company............................        17,202,828       1.3
MEDIA                             713,800      +USA Networks, Inc. .......................        19,493,878       1.4
MEDIA                             547,200      The Walt Disney Company....................        11,337,984       0.8
                                                                                              --------------     -----
                                                                                                 303,317,447      22.4
-------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
-------------------------------------------------------------------------------------------------------------------------
INSURANCE                         449,700      The Allstate Corporation...................        15,154,890       1.1
BANKS                             635,200      Bank One Corporation.......................        24,804,560       1.8
MACHINERY                         224,200      Caterpillar Inc. ..........................        11,714,450       0.9
DIVERSIFIED FINANCIALS            485,220      Citigroup Inc. ............................        24,493,906       1.8
COMPUTERS & PERIPHERALS         2,936,890      Compaq Computer Corporation................        28,664,046       2.1
MACHINERY                         456,500      Deere & Company............................        19,930,790       1.5
AUTO COMPONENTS                 1,343,200      Delphi Automotive Systems Corporation......        18,348,112       1.4
ENERGY EQUIPMENT & SERVICE        682,500      Diamond Offshore Drilling, Inc. ...........        20,748,000       1.5
CHEMICALS                         598,600      E.I. du Pont de Nemours and Company........        25,446,486       1.9
MACHINERY                         106,500      Eaton Corporation..........................         7,924,665       0.6
BANKS                             446,100      FleetBoston Financial Corporation..........        16,282,650       1.2
MEDIA                             251,100      Gannett Co., Inc. .........................        16,881,453       1.2
AUTOMOBILES                       247,800      General Motors Corporation.................        12,043,080       0.9
ENERGY EQUIPMENT & SERVICE      1,609,700      +Grant Prideco, Inc. ......................        18,511,550       1.4
COMPUTERS & PERIPHERALS           158,310      International Business Machines
                                                 Corporation..............................        19,149,178       1.4
SPECIALTY RETAIL                1,140,700      Intimate Brands, Inc. .....................        16,950,802       1.3
DIVERSIFIED FINANCIALS            606,300      J.P. Morgan Chase & Co. ...................        22,039,005       1.6
MEDIA                             163,000      Knight Ridder, Inc. .......................        10,583,590       0.8
HOUSEHOLD DURABLES                485,200      Koninklijke (Royal) Philips Electronics NV
                                                 (NY Registered Shares)...................        14,124,172       1.0
BANKS                             433,400      Mellon Financial Corporation...............        16,304,508       1.2
DIVERSIFIED FINANCIALS            268,100      Morgan Stanley Dean Witter & Co. ..........        14,997,514       1.1
SEMICONDUCTOR EQUIPMENT &         315,900      +National Semiconductor Corporation........         9,726,561       0.7
  PRODUCTS
HOUSEHOLD PRODUCTS                262,200      The Procter & Gamble Company...............        20,747,886       1.5
SPECIALTY RETAIL                  539,160      RadioShack Corporation.....................        16,228,716       1.2
ENERGY EQUIPMENT & SERVICE        764,800      +Rowan Companies, Inc. ....................        14,814,176       1.1
PAPER & FOREST PRODUCTS         1,312,700      Sappi Limited (ADR)*.......................        13,455,175       1.0
FOOD PRODUCTS                     900,000      Sara Lee Corporation.......................        20,007,000       1.5
DIVERSIFIED FINANCIALS            399,900      Stilwell Financial, Inc. ..................        10,885,278       0.8
INDUSTRIAL CONGLOMERATES          431,800      Textron, Inc. .............................        17,902,428       1.3
IT CONSULTING & SERVICES        1,492,700      +Unisys Corporation........................        18,718,458       1.4
BANKS                             862,600      Wachovia Corporation.......................        27,051,136       2.0
PHARMACEUTICALS                   229,500      +Watson Pharmaceuticals, Inc. .............         7,204,005       0.5
                                                                                              --------------     -----
                                                                                                 551,838,226      40.7
-------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                       787,300      AT&T Corp. ................................        14,281,622       1.1
  TELECOMMUNICATION SERVICES
METALS & MINING                   396,200      Alcoa Inc. ................................        14,084,910       1.0
BANKS                             299,700      Bank of America Corporation................        18,866,115       1.4

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                                      PERCENT OF
INDUSTRY                             HELD                        STOCKS                           VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD (CONCLUDED)
-------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   251,800      Bristol-Myers Squibb Company...............    $   12,841,800       0.9%
AUTOMOBILES                       332,200      DaimlerChrysler AG.........................        13,842,774       1.0
AUTOMOBILES                       578,600      Ford Motor Company.........................         9,095,592       0.7
FOOD PRODUCTS                     107,000      General Mills, Inc. .......................         5,565,070       0.4
PERSONAL PRODUCTS                 746,800      The Gillette Company.......................        24,943,120       1.8
AEROSPACE & DEFENSE               516,800      Honeywell International Inc. ..............        17,478,176       1.3
HOTELS, RESTAURANTS &             791,800      McDonald's Corporation.....................        20,958,946       1.5
  LEISURE
PHARMACEUTICALS                   227,300      Merck & Co., Inc. .........................        13,365,240       1.0
METALS & MINING                   488,400      Phelps Dodge Corporation...................        15,824,160       1.2
DIVERSIFIED                       373,500      SBC Communications Inc. ...................        14,629,995       1.1
  TELECOMMUNICATION SERVICES
PHARMACEUTICALS                   549,500      Schering-Plough Corporation................        19,677,595       1.5
ELECTRICAL EQUIPMENT            1,128,100      Thomas & Betts Corporation.................        23,859,315       1.8
OIL & GAS                         941,200      Unocal Corporation.........................        33,949,084       2.5
DIVERSIFIED                       433,700      Verizon Communications.....................        20,583,402       1.5
  TELECOMMUNICATION SERVICES
                                                                                              --------------     -----
                                                                                                 293,846,916      21.7
-------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
-------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           388,700      Aetna Inc. (New Shares)....................        12,823,213       0.9
  SERVICES
ELECTRONIC EQUIPMENT &            576,200      +Agilent Technologies, Inc. ...............        16,427,462       1.2
  INSTRUMENTS
INSURANCE                         343,300      American International Group, Inc. ........        27,258,020       2.0
SOFTWARE                        1,548,500      +Borland Software Corporation..............        24,234,025       1.8
HEALTH CARE EQUIPMENT &           703,000      +Boston Scientific Corporation.............        16,956,360       1.3
  SUPPLIES
MEDIA                             274,400      +Cablevision Systems Corporation (Class
                                                 A).......................................        13,020,280       1.0
HOUSEHOLD PRODUCTS                415,500      The Clorox Company.........................        16,433,025       1.2
SEMICONDUCTOR EQUIPMENT &         488,200      +Micron Technology, Inc. ..................        15,134,200       1.1
  PRODUCTS
MEDIA                             321,700      +Viacom, Inc. (Class B)....................        14,203,055       1.0
                                                                                              --------------     -----
                                                                                                 156,489,640      11.5
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL STOCKS
                                               (COST--$1,276,736,021)                          1,305,492,229      96.3
-------------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                 SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $20,000,000      Gannett Company, 1.75% due 1/25/2002.......        19,975,694       1.5
                               25,000,000      J.P. Morgan Securities Inc., 1.80% due
                                                 1/09/2002................................        24,988,750       1.8
                               25,000,000      National Rural Utilities Cooperative
                                                 Finance Corp., 1.87% due 2/08/2002.......        24,949,354       1.8
                               20,027,000      RTZ America, 1.75% due 1/11/2002...........        20,016,291       1.5
                               10,477,000      Tyco Capital Corporation, 1.88% due
                                                 1/02/2002................................        10,475,906       0.8
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$100,405,995)                              100,405,995       7.4
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$1,377,142,016)...     1,405,898,224     103.7
                                               LIABILITIES IN EXCESS OF OTHER ASSETS......       (49,732,805)     (3.7)
                                                                                              --------------     -----
                                               NET ASSETS.................................    $1,356,165,419     100.0%
                                                                                              ==============     =====
-------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $199,488,347) (identified cost--$1,377,142,016)...........                $1,405,898,224
Investments held as collateral for loaned securities, at
  value.....................................................                   211,048,300
Cash........................................................                       176,035
Receivables:
  Dividends.................................................  $ 1,376,254
  Capital shares sold.......................................      250,853
  Loaned securities.........................................       39,408        1,666,515
                                                              -----------
Prepaid expenses and other assets...........................                       117,697
                                                                            --------------
Total assets................................................                 1,618,906,771
                                                                            --------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   211,048,300
Payables:
  Capital shares redeemed...................................   29,112,440
  Securities purchased......................................   21,723,609
  Investment adviser........................................      691,056
  Distributor...............................................        5,786       51,532,891
                                                              -----------
Accrued expenses and other liabilities......................                       160,161
                                                                            --------------
Total liabilities...........................................                   262,741,352
                                                                            --------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                $1,356,165,419
                                                                            ==============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                $    9,727,110
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                       342,645
Paid-in capital in excess of par............................                 1,313,359,597
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................  $ 3,979,859
Unrealized appreciation on investments--net.................   28,756,208
                                                              -----------
Total accumulated earnings--net.............................                    32,736,067
                                                                            --------------
NET ASSETS..................................................                $1,356,165,419
                                                                            ==============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $1,310,134,023 and
  97,271,101 shares outstanding.............................                $        13.47
                                                                            ==============
Class B--Based on net assets of $46,031,396 and 3,426,445
  shares outstanding........................................                $        13.43
                                                                            ==============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $27,258 foreign withholding tax)..........               $18,224,702
Interest....................................................                 3,320,924
Securities lending--net.....................................                    42,858
                                                                           -----------
Total income................................................                21,588,484
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $7,729,370
Accounting services.........................................     496,495
Printing and shareholder reports............................     124,313
Custodian fees..............................................     115,290
Professional fees...........................................     112,731
Distribution fees--Class B..................................      60,879
Directors' fees and expenses................................      47,548
Registration fees...........................................      38,221
Transfer agent fees.........................................       4,996
Pricing services............................................         252
Other.......................................................      28,563
                                                              ----------
Expenses....................................................                 8,758,658
                                                                           -----------
Investment income--net......................................                12,829,826
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain from investments--net.........................                45,882,129
Change in unrealized appreciation on investments--net.......                (3,651,565)
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $55,060,390
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                   2001              2000
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   12,829,826    $   19,436,402
Realized gain on investments--net...........................        45,882,129       105,505,643
Change in unrealized appreciation on investments--net.......        (3,651,565)       13,383,785
                                                                --------------    --------------
Net increase in net assets resulting from operations........        55,060,390       138,325,830
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (12,800,752)      (18,919,745)
  Class B...................................................          (380,219)         (517,424)
Realized gain on investments--net:
  Class A...................................................       (63,303,028)     (102,178,171)
  Class B...................................................        (2,071,756)       (2,793,853)
                                                                --------------    --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (78,555,755)     (124,409,193)
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................       165,220,758       138,587,478
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       141,725,393       152,504,115
Beginning of year...........................................     1,214,440,026     1,061,935,911
                                                                --------------    --------------
End of year*................................................    $1,356,165,419    $1,214,440,026
                                                                ==============    ==============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $           --    $        2,120
                                                                ==============    ==============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                         CLASS A
FINANCIAL STATEMENTS.                                      --------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2001          2000          1999         1998        1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................    $    13.71    $    13.60    $    14.67    $  15.84    $  14.74
                                                           ----------    ----------    ----------    --------    --------
Investment income--net.................................           .14+          .24+          .22+        .19+        .19
Realized and unrealized gain on investments and foreign
  currency transactions--net...........................           .44          1.41          2.37        1.10        2.52
                                                           ----------    ----------    ----------    --------    --------
Total from investment operations.......................           .58          1.65          2.59        1.29        2.71
                                                           ----------    ----------    ----------    --------    --------
Less dividends and distributions:
  Investment income--net...............................          (.13)         (.24)         (.38)       (.19)       (.09)
  Realized gain on investments--net....................          (.69)        (1.30)        (3.28)      (2.27)      (1.52)
                                                           ----------    ----------    ----------    --------    --------
Total dividends and distributions......................          (.82)        (1.54)        (3.66)      (2.46)      (1.61)
                                                           ----------    ----------    ----------    --------    --------
Net asset value, end of year...........................    $    13.47    $    13.71    $    13.60    $  14.67    $  15.84
                                                           ==========    ==========    ==========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................         4.26%        12.65%        21.12%       9.44%      20.62%
                                                           ==========    ==========    ==========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................          .68%          .65%          .66%        .66%        .65%
                                                           ==========    ==========    ==========    ========    ========
Investment income--net.................................         1.00%         1.75%         1.59%       1.26%       1.36%
                                                           ==========    ==========    ==========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................    $1,310,134    $1,179,853    $1,042,885    $754,519    $671,325
                                                           ==========    ==========    ==========    ========    ========
Portfolio turnover.....................................        61.04%        67.31%        86.46%     113.44%      95.52%
                                                           ==========    ==========    ==========    ========    ========
-------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                       CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                                                                     FOR THE PERIOD
                                                                   FOR THE YEAR ENDED DECEMBER 31,        NOV. 3, 1997+
                                                              -----------------------------------------    TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                         2001       2000       1999       1998          1997
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  13.68   $  13.58   $  14.65   $  15.84      $ 15.89
                                                              --------   --------   --------   --------      -------
Investment income--net......................................       .11++      .22++      .21++      .16++        .01
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................       .45       1.40       2.36       1.10         (.06)
                                                              --------   --------   --------   --------      -------
Total from investment operations............................       .56       1.62       2.57       1.26         (.05)
                                                              --------   --------   --------   --------      -------
Less dividends and distributions:
  Investment income--net....................................      (.12)      (.22)      (.36)      (.18)          --
  Realized gain on investments--net.........................      (.69)     (1.30)     (3.28)     (2.27)          --
                                                              --------   --------   --------   --------      -------
Total dividends and distributions...........................      (.81)     (1.52)     (3.64)     (2.45)          --
                                                              --------   --------   --------   --------      -------
Net asset value, end of period..............................  $  13.43   $  13.68   $  13.58   $  14.65      $ 15.84
                                                              ========   ========   ========   ========      =======
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     4.05%     12.46%     20.97%      9.28%        (.31%)++
                                                              ========   ========   ========   ========      =======
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .83%       .80%       .81%       .82%         .82%*
                                                              ========   ========   ========   ========      =======
Investment income--net......................................      .85%      1.60%      1.49%      1.12%        1.27%*
                                                              ========   ========   ========   ========      =======
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $ 46,031   $ 34,587   $ 19,051   $  3,385      $   348
                                                              ========   ========   ========   ========      =======
Portfolio turnover..........................................    61.04%     67.31%     86.46%    113.44%       95.52%
                                                              ========   ========   ========   ========      =======
------------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. +Commencement of operations.
++Aggregate total investment return.
++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Basic Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at

--------------------------------------------------------------------------------

least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $349,025 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of December 31, 2001, the Fund lent securities with a value of $54,395,697 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $52,686,575 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $158,059,725 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $8,132 in securities lending agent fees.

  For the year ended December 31, 2001, MLPF&S earned $475,866 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $94,925 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides

--------------------------------------------------------------------------------

certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $939,622,114 and $733,298,711, respectively.

  Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)      Gains
--------------------------------------------------------------------
Long-term investments.................   $45,886,869     $28,756,208
Short-term investments................        (4,740)             --
                                         -----------     -----------
Total.................................   $45,882,129     $28,756,208
                                         ===========     ===========
--------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $19,638,534, of which $127,420,935 related to appreciated securities and $107,782,401 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $1,386,259,690.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $165,220,758 and $138,587,478 for the years ended December 31, 2001 and December 31, 2000, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2001                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................  13,352,667    $ 179,176,410
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   5,574,026       76,103,780
                                      ----------    -------------
Total issued........................  18,926,693      255,280,190
Shares redeemed.....................  (7,688,531)    (102,348,813)
                                      ----------    -------------
Net increase........................  11,238,162    $ 152,931,377
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   7,523,662    $101,622,185
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   9,058,442     121,097,924
                                       ----------    ------------
Total issued.........................  16,582,104     222,720,109
Shares redeemed......................  (7,216,895)    (99,416,565)
                                       ----------    ------------
Net increase.........................   9,365,209    $123,303,544
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2001                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,015,056    $13,792,531
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    180,131      2,451,975
                                         ---------    -----------
Total issued...........................  1,195,187     16,244,506
Shares redeemed........................   (296,342)    (3,955,125)
                                         ---------    -----------
Net increase...........................    898,845    $12,289,381
                                         =========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2000                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,074,956    $14,697,558
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    246,531      3,311,277
                                         ---------    -----------
Total issued...........................  1,321,487     18,008,835
Shares redeemed........................   (196,750)    (2,724,901)
                                         ---------    -----------
Net increase...........................  1,124,737    $15,283,934
                                         =========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                        12/31/2001     12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $52,767,426   $ 56,518,451
 Net long-term capital gains..........   25,788,329     67,890,742
                                        -----------   ------------
Total taxable distributions...........  $78,555,755   $124,409,193
                                        ===========   ============
------------------------------------------------------------------

--------------------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net.................  $ 4,723,886
 Undistributed long-term capital gains--net.........    8,373,647
                                                      -----------
 Total undistributed earnings--net..................   13,097,533
                                                      -----------
 Capital loss carryforward..........................           --
 Unrealized gains--net..............................   19,638,534*
                                                      -----------
 Total accumulated earnings--net....................  $32,736,067
                                                      ===========
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
BASIC VALUE FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

ECONOMIC ENVIRONMENT

  As we entered 2001 it seemed almost inconceivable that the US economy would enter a recession given the strong performance of the economy in 1999 and 2000. In fact, in the United States, growth was as strong as 5.6% in the second quarter of 2000 and 4.1% for the year while global growth was a solid 4.6%. However, as the US economy slowed, corporations began to dramatically cut capital investment and a series of events began to unfold that led to massive corporate restructurings. This restructuring resulted in corporations acting aggressively to reduce costs and improve margins. Business inventories were reduced by $125 billion in the first three-quarters of the year and the unemployment rate rose from 3.9% to 5.8%. The manufacturing sector also continued to deteriorate as The National Association of Purchasing Managers Index declined to 39.82 at October 31, 2001. In addition, business and consumer confidence plunged and retail sales also showed huge declines. As the year came to a close, some of these indicators have rebounded off their lows.

  In response to the economy's weakness, both the Federal Reserve Board and Congress implemented an unprecedented double dose of monetary and fiscal stimulus. As the economy slowed and officially entered a recession in March, according to the National Bureau of Economic Research, the Federal Reserve Board implemented a program of monetary easing that lowered the Federal Fund overnight lending rate from 6.5% to 1.75%. As expected, the aggressive easing led to a dramatic steepening of the yield curve as two-year Treasury rates plunged more than 200 basis points (2.00%) from 5.15% to 3%, while the 30-year Treasury bond ended up virtually unchanged from beginning year levels (5.44% to 5.47%). Surprisingly, the housing market held up very well as demand for new and existing homes remained strong throughout the year. With the benchmark 10-year Treasury note dropping approximately 80 basis points from the start of the year, mortgage rates followed suit, thereby providing the consumer with the financial impetus to seek out home ownership. Congress also reacted remarkably quickly in passing a tax cut to be phased in over six years and a tax rebate that injected $40 billion into consumers pockets. Congress also implemented a $65 billion ($15 billion to the airline industry and $50 billion to general business) emergency relief package after the tragic events of September 11 to those industries directly affected by the terrorist attacks. This fiscal policy shift, along with the weak economy, has caused the government to become a net borrower as opposed to a net lender.

  On the international front, the story was similar to the United States although the jury is still out on whether the United Kingdom and Eurozone countries will be able to avoid a recession. At December 31, 2001, growth slowed from 2.9% to 2.1% and 3.4% to 1.5%, respectively, for the regions. In the Euro-zone, interest rates were reduced by 150 basis points and in the United Kingdom, rates were reduced by 200 basis points, which has helped temper the extent to which their economies have declined. However, critics have argued that their policy response was not as aggressive as it should have been and may have only served to put off the recessionary environment. Japan continues to be mired in a recession as structural reforms in their banking system have yet to take place and a more immediate threat continues to be deflation. In the end, global economic weakness will only serve to make the US recovery that much more difficult as export growth will be curtailed.

FISCAL YEAR IN REVIEW

  During the 12-month period ended December 31, 2001, Core Bond Focus Fund's Class A Shares had a total return of +6.68%, compared to +8.44% for the unmanaged Lehman Brothers Aggregate Bond Index. While the Fund's broad sector selections worked well during the period (our overweighted position in corporates and underweighted in mortgages), individual security selection within the corporate sector produced inconsistent results and accounted for the majority of the underperformance.

  As we entered 2001, and in line with the new prospectus guidelines, corporate holdings were reduced with proceeds invested in the Government and mortgage-backed markets. Specifically, we reduced corporate holdings to 40% of total assets, while Treasury and mortgage holdings were raised to 25% and 15%, respectively. Relative to the Lehman Brothers Aggregate Bond Index, this represented an overweight in corporates, a neutral position in Treasury issues and agency securities, and an underweight in mortgages. It was our belief that the accommodative monetary policy of the Federal Reserve Board would benefit both the Treasury and corporate sectors, while mortgages would come under pressure as refinancing activity acceler-

--------------------------------------------------------------------------------

ated. By mid-period, and given our belief that prepayment speeds had peaked and volatilities would slow, we sold Treasury securities and used the proceeds to purchase higher coupon collateral. At that point, we brought the Fund's mortgage-backed securities (MBS) allocation up to modest market underweight.

  With respect to the corporate sector, we kept a 10% - 15% overweight in this sector given favorable technical factors and attractive spreads. Throughout the fiscal year, investment emphasis for our corporate allocation was founded on our desire to focus on the larger, more liquid global issues rather than seeking yield in the more speculative sectors. In this case, we were willing to forgo incremental yield in exchange for enhanced liquidity. In early May, we began the process of re-balancing industry sub-sector exposure to better reflect the composition of the corporate component of the Lehman Brothers Aggregate Bond Index. In this way, the major issuers within each sub-sector would be identified, relative value/credit fundamentals assessed and overweighted/ underweighted positions determined in a consistent manner. This strategy remained in place throughout the final quarter.

  With respect to security-specific issues, we added to positions in several sectors including energy-related industries, electric and gas utilities, defense contractors, life insurers, cable/media companies, telecommunications and domestic banks. In all cases, we were either positive on the outlook for that sector and/or had a favorable view on the prevailing operating picture with respect to interest margins and cash flows factors. On the sell side, we continued to liquidate some of our positions in several industries including, consumer finance companies, railroads, auto manufacturers, hotel and lodging and airlines. In this case, we believe operating margins will remain under pressure, which in turn will weaken cash flow positions. Those sectors we continued to avoid for the most part included, property and casualty insurers, tobacco, metals and mining, auto part manufacturers and gaming and leisure. While the corporate market was riddled with issuers experiencing ratings downgrades and deteriorating credit fundamentals, we were able to avoid the majority of negative credit events during the year. Unfortunately, the few credits the portfolio held that experienced price erosion exacted a material toll on the Fund's performance during 2001. These included Global Crossing Ltd., Nortel Networks Limited and Comdisco Inc.

  The Fund's credit-related non-corporate holdings continue to be dominated by commercial MBS and home equity asset-backed securities. In the case of our Treasury and Federal Agency strategy, we concentrated exposure to the current, on-the-run issues for Treasury securities and benchmark issues for Federal agency securities. Lastly, the Fund's mortgage exposure came primarily in the form of agency pass through securities, with occasional forays into the collateralized mortgage obligation market when spreads and market conditions warranted that type of investment.

  In the near term, we will continue to emphasize spread product, as we expect Treasury and agency securities to underperform within the context of a rebounding economy, increase in Treasury debt to finance the budget deficit and the shift in Federal Reserve Board monetary policy to a neutral position. While corporate spreads have rebounded somewhat following the events of September 11, we believe that additional spread compression is possible as the corporate profitability begins to marginally improve during 2002. Additionally, given our outlook relative to the shape of the yield curve and the implied impact on mortgage refinancing activity, we believe that the yield advantage MBS offer is likewise compelling and therefore will be an important component of investment strategy.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Core Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

/s/ James J. Pagano

James J. Pagano
Portfolio Manager

January 25, 2002
---------------------------------------------------------

  We are pleased to announce that James J. Pagano has been named Portfolio Manager to Merrill Lynch Variable Series Funds, Inc.--Core Bond Focus Fund. Mr. Pagano is Vice President and Portfolio Manager responsible for Core Fixed Income products, a position he has held since 1998. He joined Fund Asset Management, L.P. in 1997 and has held various positions at Merrill Lynch & Co. since 1992.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                 CORE BOND FOCUS FUND+--         LEHMAN BROTHERS         MERRILL LYNCH CORPORATE
                                                     CLASS A SHARES*         AGGREGATE BOND INDEX++          MASTER INDEX+++
                                                 -----------------------     ----------------------      -----------------------
12/91                                                   10000.00                    10000.00                    10000.00
12/92                                                   10727.00                    10740.00                    10912.00
12/93                                                   12016.00                    11787.00                    12268.00
12/94                                                   11439.00                    11443.00                    11858.00
12/95                                                   13743.00                    13557.00                    14375.00
12/96                                                   14047.00                    14049.00                    14902.00
12/97                                                   15261.00                    15405.00                    16450.00
12/98                                                   16459.00                    16743.00                    17884.00
12/99                                                   16072.00                    16605.00                    17547.00
12/00                                                   17681.00                    18535.00                    19150.00
12/01                                                   18862.00                    20100.00                    21200.00

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Core Bond Focus Fund invests primarily in long-term corporate bonds rated A at time of purchase or better by either Standard & Poor's Corp. or Moody's Investors Service, Inc.
 ++ This unmanaged market-weighted Index is comprised of US Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.
+++ This unmanaged broad-based Index is comprised of all industrialized bonds rated BBB3 or higher, of all maturities.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
    AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
    ----------------------------------------------------------------------------

    PERIOD COVERED                                                      % RETURN
    ----------------------------------------------------------------------------
    One Year Ended 12/31/01                                               +6.68%
    ----------------------------------------------------------------------------
    Five Years Ended 12/31/01                                              +6.07
    ----------------------------------------------------------------------------
    Ten Years Ended 12/31/01                                               +6.55
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
    RECENT PERFORMANCE RESULTS*
    ----------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2001                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +3.65%         +6.68%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                AAA       Aaa      $ 4,000,000      Advanta Mortgage Loan Trust, 7.75% due
SECURITIES+--7.5%                                                 10/25/2026.................................  $  4,246,530
                            AAA       Aaa        5,000,000      Banc of America Commercial Mortgage Inc.,
                                                                  7.197% due 5/15/2010.......................     5,317,248
                            AAA       NR*        8,000,000      Bank of America-First Union NB, Series
                                                                  2001-3, Class A2, 5.464% due 4/11/2037.....     7,593,238
                            NR*       Aaa        5,473,990      CountryWide Home Loans, Series 2001-24, Class
                                                                  1A6, 6% due 1/25/2032......................     5,412,408
                            A         A3         6,000,000      First Dominion Funding I, 4.526% due
                                                                  7/10/2013(a)(b)............................     5,711,250
                            NR*       Aaa        5,000,000      First Union-Chase Commercial Mortgage, Series
                                                                  1999-C2, Class A2, 6.645% due 4/15/2009....     5,189,814
                            AAA       NR*        4,000,000      General Electric Capital Commercial Mortgage
                                                                  Corporation, Series 2001-3, Class A2, 6.07%
                                                                  due 6/10/2038..............................     3,938,750
                            AAA       NR*        5,500,000      General Motors Acceptance Corporation,
                                                                  Mortgage Corporation Loan Trust, 6.25% due
                                                                  12/25/2031.................................     5,506,875
                            AAA       NR*        5,000,000      Nationslink Funding Corporation, Series
                                                                  1999-2, Class A3, 7.181% due 12/20/2006....     5,325,770
                                                                                                               ------------
                                                                                                                 48,241,883
---------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--2.5%       A-        A1           900,000      Banc One Corp., 8% due 4/29/2027.............     1,007,082
                            A         Aa3        1,560,000      Bank of America Corporation, 7.40% due
                                                                  1/15/2011..................................     1,673,318
                                                                Bank One Corp.:
                            A         Aa3        1,900,000      6.875% due 8/01/2006.........................     2,022,968
                            A-        A1           600,000      7.875% due 8/01/2010.........................       662,622
                            A+        Aa2        2,800,000      BankAmerica Corp., 5.875% due 2/15/2009......     2,770,040
                            BBB-      Baa2       1,000,000      Capital One Bank, 6.50% due 7/30/2004........     1,001,600
                            A         A1         1,900,000      FleetBoston Financial Corp., 7.25% due
                                                                  9/15/2005..................................     2,044,951
                            BBB+      Baa1       1,000,000      MBNA America Bank NA, 6.875% due 7/15/2004...     1,025,880
                            BBB+      A3           900,000      Washington Mutual Inc., 7.50% due
                                                                  8/15/2006..................................       970,758
                                                                Wells Fargo Company:
                            A+        Aa2        1,000,000      7.25% due 8/24/2005..........................     1,075,550
                            A+        Aa2        2,000,000      5.90% due 5/21/2006..........................     2,064,900
                                                                                                               ------------
                                                                                                                 16,319,669
---------------------------------------------------------------------------------------------------------------------------
CANADIAN                                                        Abitibi Consolidated Inc.(3):
CORPORATES**--1.1%
                            BBB-      Baa3       2,000,000      6.95% due 12/15/2006.........................     1,997,120
                            BBB-      Baa3       2,000,000      8.55% due 8/01/2010..........................     2,093,460
                            A-        A2           180,000      Alcan Inc., 7.25% due 3/15/2031(3)...........       190,076
                            BBB+      Baa2         990,000      Canadian National Railway Co., 6.90% due
                                                                  7/15/2028(3)...............................       986,981
                            BBB+      Baa2       1,990,000      Potash Corporation of Saskatchewan, 7.75% due
                                                                  5/31/2011(3)...............................     2,116,604
                                                                                                               ------------
                                                                                                                  7,384,241
---------------------------------------------------------------------------------------------------------------------------
CANADIAN                    AA+       Aa1        3,000,000      Canada Government Bond, 5.25% due
SOVEREIGNS**--1.3%                                                11/05/2008(2)..............................     2,985,030
                            AA        Aa3        3,000,000      Province of Ontario, 5.50% due
                                                                  10/01/2008(2)..............................     3,003,402
                            A+        A1         2,000,000      Province of Saskatchewan, 8% due
                                                                  7/15/2004(2)...............................     2,173,502
                                                                                                               ------------
                                                                                                                  8,161,934
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
FINANCE--3.4%               AA-       A3       $   400,000      Boeing Capital Corporation, 7.10% due
                                                                  9/27/2005..................................  $    420,136
                            D         Caa1       2,500,000      Comdisco Inc., 6% due 1/30/2002(d)...........     1,900,000
                                                                Commercial Credit Co.:
                            AA-       Aa1          800,000      6.75% due 7/01/2007..........................       848,336
                            AA-       Aa1          900,000      10% due 5/15/2009............................     1,091,979
                                                                Ford Motor Credit Company:
                            BBB+      A2         1,100,000      7.50% due 6/15/2003..........................     1,136,718
                            BBB+      A2         3,600,000      6.875% due 2/01/2006.........................     3,598,740
                            BBB+      A2         1,895,000      7.375% due 2/01/2011.........................     1,869,986
                                                                General Electric Capital Corp.:
                            AAA       Aaa          800,000      6.75% due 9/11/2003..........................       848,152
                            AAA       Aaa          700,000      7.375% due 1/19/2010.........................       778,260
                                                                General Motors Acceptance Corp.:
                            BBB+      A2         1,414,000      6.85% due 6/17/2004..........................     1,470,192
                            BBB+      A2         2,181,000      7.75% due 1/19/2010..........................     2,273,453
                            BBB+      A2         1,581,000      8% due 11/01/2031............................     1,599,482
                                                                Household Financial Corporation:
                            A         A2         2,200,000      6.50% due 1/24/2006..........................     2,261,798
                            A         A2           300,000      7.875% due 3/01/2007.........................       327,537
                            A         A2           500,000      6.75% due 5/15/2011..........................       497,529
                            AA-       A1           475,000      International Lease Finance Corporation,
                                                                  5.50% due 6/07/2004........................       479,712
                            AA        Aa3          420,000      Texaco Capital Inc., 8.625% due 6/30/2010....       493,387
                                                                                                               ------------
                                                                                                                 21,895,397
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--6.0%        A-        A2         1,000,000      ACE INA Holdings, 8.30% due 8/15/2006........     1,085,840
                            BBB+      Baa1       2,580,000      Avalonbay Communities, 6.625% due
                                                                  9/15/2011..................................     2,513,926
                                                                CIT Group Inc.:
                            A+        A2         1,875,000      5.625% due 5/17/2004.........................     1,927,781
                            A+        A2           300,000      6.50% due 2/07/2006..........................       311,394
                                                                Citigroup Inc.:
                            AA-       Aa1        2,500,000      5.70% due 2/06/2004..........................     2,594,875
                            AA-       Aa1        2,000,000      5.75% due 5/10/2006..........................     2,047,400
                            AA-       Aa1        1,500,000      6.50% due 1/18/2011..........................     1,545,255
                            A         A3           700,000      CountryWide Home Loans, 5.25% due
                                                                  6/15/2004..................................       713,363
                                                                EOP Operating LP:
                            BBB+      Baa1       2,975,000      7.375% due 11/15/2003........................     3,127,945
                            BBB+      Baa1         510,000      7.75% due 11/15/2007.........................       544,598
                                                                Goldman Sachs Group, Inc.:
                            A+        A1         1,300,000      7.625% due 8/17/2005.........................     1,396,785
                            A+        A1           500,000      6.875% due 1/15/2011.........................       515,360
                            AAA       Aaa        1,025,000      Heller Financial Inc., 7.875% due
                                                                  5/15/2003..................................     1,092,199
                            A+        A1           750,000      John Hancock Financial Services, 5.625% due
                                                                  12/01/2008.................................       739,521
                                                                Lehman Brothers Holdings, Inc.:
                            A         A2         1,200,000      6.625% due 4/01/2004.........................     1,264,020
                            A         A2           700,000      7% due 2/01/2008.............................       732,970
                            A         A2           702,000      7.875% due 8/15/2010.........................       761,207
                            BBB       Baa2         650,000      Liberty Property LP, 7.25% due 3/15/2011.....       645,990
                            A         A2           200,000      Mellon Financial Co., 6.875% due
                                                                  3/01/2003..................................       208,228
                                                                MetLife Inc.:
                            A         A1           300,000      5.25% due 12/01/2006.........................       299,495
                            A         A1           790,000      6.125% due 12/01/2011........................       783,253
                            AA-       Aa3        1,700,000      Morgan Stanley, Dean Witter, Discover & Co.,
                                                                  7.125% due 1/15/2003.......................     1,776,313
                            BBB+      Baa1       3,000,000      Prologis Trust, 7% due 10/01/2003............     3,115,560

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER              AA-       Aa1      $ 1,600,000      Salomon Smith Barney Holdings, Inc., 6.625%
(CONCLUDED)                                                       due 11/15/2003.............................  $  1,689,584
                            NR*       NR*        6,000,000      Security Life of Denver, 0.53% due
                                                                  4/01/2002..................................     5,892,428
                            A+        Aa2        1,600,000      Verizon Global Funding Corporation, 6.75% due
                                                                  12/01/2005.................................     1,687,104
                                                                                                               ------------
                                                                                                                 39,012,394
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER                                            Anheuser-Busch Companies Inc.:
GOODS--1.3%
                            A+        A1         1,240,000      7.50% due 3/15/2012..........................     1,393,338
                            A+        A1           830,000      6% due 11/01/2041............................       768,207
                            A         A2           830,000      Coca-Cola Enterprises, 6.125% due
                                                                  8/15/2011..................................       834,017
                            A-        A2           760,000      Kraft Foods Inc., 4.625% due 11/01/2006......       743,744
                            A         A1         2,160,000      Pepsi Bottling Holdings Inc., 5.625% due
                                                                  2/17/2009(b)...............................     2,145,394
                            BBB       Baa3       2,110,000      Tyson Foods Inc., 6.625% due 10/01/2004(b)...     2,167,035
                                                                                                               ------------
                                                                                                                  8,051,735
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--1.7%                                        Anadarko Finance Company:
                            BBB+      Baa1       1,690,000      6.75% due 5/01/2011..........................     1,722,024
                            BBB+      Baa1         290,000      7.50% due 5/01/2031..........................       302,228
                            A-        A3           275,000      Apache Corporation, 7.625% due 7/01/2019.....       295,801
                            BBB       Baa2       1,100,000      The Coastal Corporation, 6.50% due
                                                                  6/01/2008..................................     1,066,989
                            BBB+      Baa1       1,700,000      Conoco Inc., 5.90% due 4/15/2004.............     1,756,151
                            BBB       Baa2         475,000      Duke Energy Field Services, 8.125% due
                                                                  8/16/2030..................................       485,626
                            BBB       Baa2         670,000      El Paso Energy Corporation, 8.05% due
                                                                  10/15/2030.................................       687,025
                            BBB-      Baa2         830,000      FirstEnergy Corp., 6.45% due 11/15/2011......       812,612
                            BBB-      Baa3       1,500,000      Ocean Energy Inc., 7.25% due 10/01/2011......     1,545,000
                            BBB       Baa1       1,100,000      PPL Energy Supply LLC, 6.40% due
                                                                  11/01/2011(b)..............................     1,024,366
                            A-        Baa3         485,000      R & B Falcon Corporation, 6.50% due
                                                                  4/15/2003..................................       499,603
                            BBB       Baa2         800,000      Williams Companies, Inc., 7.625% due
                                                                  7/15/2019..................................       790,840
                                                                                                               ------------
                                                                                                                 10,988,265
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                    Alcoa Inc.:
MANUFACTURING--1.9%
                            A+        A1           900,000      2.28% due 12/06/2004(a)......................       899,783
                            A+        A1           720,000      6% due 1/15/2012.............................       714,779
                            AAA       Aaa          660,000      Bristol-Myers Squibb, 4.75% due
                                                                  10/01/2006.................................       653,618
                            BBB       Baa2         500,000      Delphi Auto Systems Corporation, 6.55% due
                                                                  6/15/2006..................................       496,575
                            BBB+      A3         2,600,000      Ford Motor Company, 7.45% due 7/16/2031......     2,385,578
                            A+        A1           600,000      IBM Corporation, 5.375% due 2/01/2009........       585,648
                            BBB-      Baa2         660,000      Martin Marietta Corp., 7.375% due
                                                                  4/15/2013..................................       680,486
                            BBB-      Baa3       1,500,000      Northrop Grumman Corporation, 7.125% due
                                                                  2/15/2011..................................     1,565,910
                                                                Raytheon Company:
                            BBB-      Baa3       1,830,000      6.50% due 7/15/2005..........................     1,890,062
                            BBB-      Baa3         830,000      6.75% due 3/15/2018..........................       794,883
                            A+        A2       $   870,000      United Technology Corporation, 6.35% due
                                                                  3/01/2011..................................       884,425
                            A-        A3           830,000      Weyerhaeuser Company, 5.95% due
                                                                  11/01/2008(b)..............................       808,473
                                                                                                               ------------
                                                                                                                 12,360,220
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--                                          AOL Time Warner Inc.:
5.2%
                            BBB+      Baa1         660,000      6.125% due 4/15/2006.........................       675,233
                            BBB+      Baa1       2,000,000      7.625% due 4/15/2031.........................     2,116,580

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES        BB+       Ba2      $ 1,980,000      Circus Circus Enterprises, Inc., 6.70% due
(CONCLUDED)                                                       11/15/2096.................................  $  1,950,831
                            BBB       Baa2       2,000,000      Citizens Communications Company, 7.625% due
                                                                  8/15/2008(b)...............................     2,045,257
                            BBB-      Baa3       2,410,000      Clear Channel Communications, 7.875% due
                                                                  6/15/2005..................................     2,523,342
                                                                Comcast Cable Communications:
                            BBB       Baa2         500,000      6.375% due 1/30/2006.........................       514,355
                            BBB       Baa2         830,000      6.75% due 1/30/2011..........................       833,237
                            BBB+      Baa1       1,660,000      Federated Department Stores, 6.625% due
                                                                  4/01/2011..................................     1,631,199
                            A+        A1         2,070,000      First Data Corporation, 6.75% due
                                                                  7/15/2005..................................     2,190,474
                            BBB-      Baa3       1,330,000      Kroger Company, 7.50% due 4/01/2031..........     1,382,189
                            BBB-      Baa3       3,490,000      News America Inc., 7.25% due 5/18/2018.......     3,352,599
                            BBB       Baa2         830,000      Safeway Inc., 6.50% due 3/01/2011............       845,795
                            BBB+      Baa2       1,160,000      Tele-Communications Inc., 8.25% due
                                                                  1/15/2003..................................     1,204,996
                                                                Tenet Healthcare Corporation(b):
                            BBB       Baa3       3,200,000      5.375% due 11/15/2006........................     3,129,958
                            BBB       Baa3       1,050,000      6.875% due 11/15/2031........................       966,280
                            BBB+      Baa1       1,660,000      Time Warner Entertainment, 7.25% due
                                                                  9/01/2008..................................     1,768,215
                            BBB       Ba1        1,000,000      USA Waste Services Inc., 6.50% due
                                                                  12/15/2002.................................     1,025,840
                            BB+       Baa3       1,000,000      Univision Communication Inc., 7.85% due
                                                                  7/15/2011..................................     1,010,863
                            A-        A3         1,330,000      Viacom Inc., 7.875% due 7/30/2030............     1,468,254
                                                                Wal-Mart Stores, Inc.:
                            AA        Aa2          740,000      6.875% due 8/10/2009.........................       793,398
                            AA        Aa2        1,830,000      7.55% due 2/15/2030..........................     2,112,808
                                                                                                               ------------
                                                                                                                 33,541,703
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB+      Baa2         990,000      Burlington Northern Santa Fe, 6.75% due
TRANSPORTATION--0.4%                                              7/15/2011..................................     1,011,483
                                                                Southwest Airlines Co.:
                            A         Baa1         990,000      8% due 3/01/2005.............................     1,035,946
                            A         Baa1         790,000      7.875% due 9/01/2007.........................       809,347
                                                                                                               ------------
                                                                                                                  2,856,776
---------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.6%         AAA       Aaa        4,000,000      International Bank for Reconstruction and
                                                                  Development, 3.50% due 10/22/2004..........     3,954,040
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 BBB+      A3         2,100,000      AT&T Corporation, 6% due 3/15/2009...........     1,997,247
COMMUNICATIONS--3.6%
                            AA-       Aa3        1,500,000      Ameritech Capital Funding, 6.45% due
                                                                  1/15/2018..................................     1,481,549
                            A+        A2         1,000,000      GTE Corporation, 6.84% due 4/15/2018.........       996,460
                                                                Qwest Capital Funding:
                            BBB+      Baa1       1,000,000      5.875% due 8/03/2004.........................       989,897
                            BBB+      Baa1       1,770,000      7% due 8/03/2009.............................     1,719,197
                            BBB+      Baa1       3,900,000      7.90% due 8/15/2010..........................     3,967,614
                            AA-       Aa3        1,800,000      SBC Communications Inc., 6.25% due
                                                                  3/15/2011..................................     1,832,400
                            BBB+      Baa1       1,500,000      Sprint Capital Corporation, 5.70% due
                                                                  11/15/2003.................................     1,536,945
                            A+        Aa2        3,000,000      Verizon of Pennsylvania, 5.65% due
                                                                  11/15/2011.................................     2,881,770
                                                                WorldCom, Inc.:
                            BBB+      A3         2,900,000      8% due 5/15/2006.............................     3,113,440
                            BBB+      A3           400,000      7.50% due 5/15/2011..........................       409,632
                            BBB+      A3         2,000,000      8.25% due 5/15/2031..........................     2,108,860
                                                                                                               ------------
                                                                                                                 23,035,011
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--2.1%   BBB+      Baa1     $   830,000      Commonwealth Edison, Company, 6.95% due
                                                                  7/15/2018..................................  $    804,270
                            A+        A1           415,000      Consolidated Edison Inc., 7.15% due
                                                                  12/01/2009.................................       434,414
                                                                Dominion Resources Inc.:
                            BBB+      Baa1       2,490,000      7.625% due 7/15/2005.........................     2,654,938
                            BBB+      Baa1         830,000      8.125% due 6/15/2010.........................       908,609
                            BBB       Baa2       1,780,000      El Paso Corporation, 7% due 5/15/2011........     1,739,185
                            A         A1           830,000      Mississippi Power, 6.05% due 5/01/2003.......       843,678
                            AA-       Aa3          500,000      National Rural Utilities, 5.25% due
                                                                  7/15/2004..................................       511,765
                                                                Progress Energy Inc.:
                            BBB       Baa1       2,200,000      5.85% due 10/30/2008.........................     2,148,520
                            BBB       Baa1         506,000      7% due 10/30/2031............................       495,096
                            BBB       Baa2         185,000      Sonat Inc., 7.625% due 7/15/2011.............       187,287
                                                                South Carolina Electric & Gas:
                            A         A1         1,910,000      7.50% due 6/15/2005..........................     2,054,950
                            A         A1           830,000      6.70% due 2/01/2011..........................       841,703
                                                                                                               ------------
                                                                                                                 13,624,415
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS--0.5%        BBB+      Baa1       2,000,000      Colorado International Gas, 10% due
                                                                  6/15/2005..................................     2,197,920
                            BBB+      A3         1,120,000      Consolidated Natural Gas, 5.375% due
                                                                  11/01/2006.................................     1,102,651
                                                                                                               ------------
                                                                                                                  3,300,571
---------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--1.8%   A         A1           400,000      BSCH Issuances Ltd., 7.625% due
                                                                  9/14/2010(1)...............................       420,772
                            A-        Baa1       1,300,000      British Telecom PLC, 8.375% due
                                                                  12/15/2010(4)..............................     1,436,318
                            BBB+      A3         1,100,000      Daimler-Chrysler NA Holdings, 6.40% due
                                                                  5/15/2006(3)...............................     1,098,526
                            A-        A3           600,000      Deutsche Telekom International Finance, 7.75%
                                                                  due 6/15/2005(4)...........................       642,174
                            BBB+      Baa1         500,000      France Telecom, 8.50% due 3/01/2031(4)(b)....       570,805
                            A         A1         1,100,000      HSBC Holding PLC, 7.50% due 7/15/2009(1).....     1,182,170
                            A         A2           600,000      Norsk Hydro A/S, 6.36% due 1/15/2009(3)......       600,624
                            BB+       Baa2       1,000,000      Pemex Project Funding Master Trust, 9.125%
                                                                  due 10/13/2010(1)..........................     1,060,000
                            A+        A2           700,000      Telefonica Europe BV, 7.35% due
                                                                  9/15/2005(4)...............................       737,149
                            A         A2         3,574,000      Vodafone Group PLC, 7.75% due 2/15/2010(4)...     3,912,922
                                                                                                               ------------
                                                                                                                 11,661,460
---------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS**--1.9%   BBB+      Baa2         900,000      Korea Development Bank, 7.125% due
                                                                  4/22/2004(1)...............................       949,797
                            A+        A1         4,000,000      Quebec Province, 7.50% due 9/15/2029(2)......     4,471,760
                                                                Republic of Italy(2):
                            AA        Aa3        1,000,000      6% due 9/27/2003.............................     1,048,190
                            AA        Aa3        3,500,000      4.375% due 10/25/2006........................     3,410,509
                            BB+       Baa3       2,000,000      United Mexican States, 9.875% due
                                                                  2/01/2010(2)...............................     2,235,000
                                                                                                               ------------
                                                                                                                 12,115,256
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL CORPORATE BONDS & NOTES
                                                                (COST--$274,255,316)--42.8%                     276,504,970
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT              US GOVERNMENT & AGENCY OBLIGATIONS           VALUE
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                                          Fannie Mae:
OBLIGATIONS--53.9%
                            AAA       Aaa      $ 6,000,000      6%(c)........................................  $  5,866,860
                            AAA       Aaa       12,000,000      6.50%(c).....................................    12,000,000
                            AAA       Aaa       16,000,000      7%(c)........................................    16,300,000
                            AAA       Aaa        3,000,000      7.50%(c).....................................     3,095,610
                            AAA       Aaa        4,750,000      4% due 8/15/2003.............................     4,830,893
                            AAA       Aaa       10,460,000      6.50% due 8/15/2004..........................    11,144,816
                            AAA       Aaa        8,690,000      5.25% due 6/15/2006..........................     8,848,853
                            AAA       Aaa        2,430,000      7.125% due 3/15/2007.........................     2,676,426
                            AAA       Aaa        5,250,000      6.375% due 6/15/2009+........................     5,534,991
                            AAA       Aaa        3,660,000      6% due 5/15/2011.............................     3,721,744
                            AAA       Aaa        5,154,152      6% due 6/01/2016+............................     5,170,259
                            AAA       Aaa        1,899,517      6% due 7/01/2016+............................     1,905,453
                            AAA       Aaa        2,863,499      6.50% due 7/01/2016+.........................     2,921,306
                            AAA       Aaa        4,227,495      7% due 11/18/2027+...........................     4,371,991
                            AAA       Aaa        6,090,000      7.125% due 1/15/2030.........................     6,758,012
                            AAA       Aaa        1,645,574      8% due 9/01/2030+............................     1,724,502
                            AAA       Aaa        4,473,505      8% due 10/01/2030+...........................     4,688,074
                            AAA       Aaa        6,223,721      7.50% due 2/01/2031+.........................     6,429,352
                            AAA       Aaa       12,476,815      6.50% due 3/01/2031+.........................    12,497,090
                            AAA       Aaa       14,013,722      7% due 5/01/2031+............................    14,293,997
                            AAA       Aaa        4,143,184      7.50% due 5/01/2031+.........................     4,276,543
                            AAA       Aaa       32,307,212      6.50% due 6/01/2031+.........................    32,359,711
                            AAA       Aaa        2,533,578      7% due 6/01/2031+............................     2,584,249
                            AAA       Aaa        9,612,016      7.50% due 6/01/2031+.........................     9,921,403
                            AAA       Aaa        8,122,691      7% due 9/01/2031+............................     8,285,145
                            AAA       Aaa        7,704,065      7% due 11/01/2031+...........................     7,858,146
                            AAA       Aaa       10,000,000      6% due 12/01/2031+...........................     9,791,875
                            NR*       NR*        8,000,000      Series 2001-43, Class EC, 6% due
                                                                  4/25/2025+.................................     7,955,130
                            NR*       NR*        5,500,000        Series 2001-52, Class VE, 6.50% due
                                                                  7/25/2027+.................................     5,576,547
                                                                Freddie Mac:
                            AAA       Aaa       12,140,000      6.375% due 11/15/2003........................    12,832,344
                            AAA       Aaa        6,860,000      6.625% due 9/15/2009.........................     7,309,124
                            AAA       Aaa        3,899,986      Series 2140, Class KE, 6.30% due
                                                                  5/15/2026+.................................     3,995,184
                            AAA       Aaa        5,500,000      Series 2351, Class PT, 6.50% due
                                                                  1/15/2025+.................................     5,663,552
                                                                US Treasury Bonds & Notes:
                            AAA       Aaa        2,460,000      4.75% due 1/31/2003..........................     2,528,044
                            AAA       Aaa        4,580,000      4% due 4/30/2003.............................     4,678,745
                            AAA       Aaa       12,190,000      3.875% due 7/31/2003.........................    12,416,612
                            AAA       Aaa          830,000      2.75% due 10/31/2003.........................       828,182
                            AAA       Aaa        2,460,000      6% due 8/15/2004.............................     2,610,675
                            AAA       Aaa        7,830,000      7.50% due 2/15/2005..........................     8,660,685
                            AAA       Aaa        2,440,000      5.75% due 11/15/2005.........................     2,576,860
                            AAA       Aaa        6,510,000      5.625% due 2/15/2006.........................     6,858,871
                            AAA       Aaa          470,000      3.50% due 11/15/2006.........................       452,963
                            AAA       Aaa        8,240,000      6.125% due 8/15/2007.........................     8,858,000
                            AAA       Aaa        5,670,000      4.75% due 11/15/2008.........................     5,645,165
                            AAA       Aaa        3,430,000      6.50% due 2/15/2010..........................     3,764,974
                            AAA       Aaa        4,870,000      5% due 2/15/2011.............................     4,851,738
                            AAA       Aaa          280,000      5% due 8/15/2011.............................       279,124
                            AAA       Aaa        5,580,000      7.50% due 11/15/2016.........................     6,598,350
                            AAA       Aaa        3,400,000      8.125% due 8/15/2019.........................     4,293,044
                            AAA       Aaa       11,870,000      7.25% due 8/15/2022..........................    13,967,666

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT              US GOVERNMENT & AGENCY OBLIGATIONS           VALUE
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                                          US Treasury Bonds & Notes (concluded):
OBLIGATIONS (CONCLUDED)
                            AAA       Aaa      $ 2,440,000      6.25% due 8/15/2023..........................  $  2,581,447
                            AAA       Aaa        2,440,000      6.625% due 2/15/2027.........................     2,712,963
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL US GOVERNMENT & AGENCY
                                                                OBLIGATIONS (COST--$349,101,239)--53.9%         348,353,290
---------------------------------------------------------------------------------------------------------------------------
                                                                            SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--6.2%                        3,776,000      General Motors Acceptance Corp., 1.98% due
                                                                  1/02/2002..................................     3,775,585
                                                22,350,000      National Rural Utilities Cooperative Finance
                                                                  Corp., 1.88% due 2/08/2002.................    22,304,480
                                                13,900,000      Paccar Financial Corp., 1.85% due
                                                                  1/22/2002..................................    13,884,285
                                                                                                               ------------
                                                                                                                 39,964,350
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                            13,000,000      Freddie Mac, 1.74% due 1/28/2002.............    12,982,407
OBLIGATIONS***--2.0%
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES
                                                                (COST--$52,946,757)--8.2%                        52,946,757
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$676,303,312)--104.9%.................   677,805,017
                                                                LIABILITIES IN EXCESS OF OTHER
                                                                ASSETS--(4.9%)...............................   (31,777,381)
                                                                                                               ------------
                                                                NET ASSETS--100.0%...........................  $646,027,636
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Corresponding industry groups for foreign securities:
    (1) Financial Institution.
    (2) Government Entity.
    (3) Industrial.
    (4) Telecommunications.
*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

  + Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(d) Non-income producing security.

    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$676,303,312).......                 $677,805,017
Cash........................................................                          334
Receivables:
  Interest..................................................  $  7,838,221
  Capital shares sold.......................................         7,058      7,845,279
                                                              ------------
Prepaid expenses............................................                       58,747
                                                                             ------------
Total assets................................................                  685,709,377
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    39,264,070
  Investment adviser........................................       206,220
  Capital shares redeemed...................................       126,517     39,596,807
                                                              ------------
Accrued expenses............................................                       84,934
                                                                             ------------
Total liabilities...........................................                   39,681,741
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $646,027,636
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized+........................................                 $  5,574,208
Paid-in capital in excess of par............................                  668,701,080
Undistributed investment income--net........................  $  2,558,961
Accumulated realized capital losses on investments--net.....   (32,308,318)
Unrealized appreciation on investments--net.................     1,501,705
                                                              ------------
Total accumulated losses--net...............................                  (28,247,652)
                                                                             ------------
NET ASSETS..................................................                 $646,027,636
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $646,027,636 and 55,742,084
  shares outstanding........................................                 $      11.59
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................               $31,239,085
Securities lending--net.....................................                   296,204
                                                                           -----------
Total income................................................                31,535,289
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,261,063
Accounting services.........................................     201,134
Custodian fees..............................................      62,484
Professional fees...........................................      55,728
Printing and shareholder reports............................      50,057
Directors' fees and expenses................................      20,209
Pricing services............................................      16,929
Transfer agent fees.........................................       4,990
Registration fees...........................................       1,590
Other.......................................................      14,802
                                                              ----------
Total expenses..............................................                 2,688,986
                                                                           -----------
Investment income--net......................................                28,846,303
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                 9,803,669
Change in unrealized appreciation on investments--net.......                (5,011,111)
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $33,638,861
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 28,846,303    $ 36,297,784
Realized gain (loss) on investments--net....................       9,803,669     (15,285,224)
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (5,011,111)     28,509,238
                                                                ------------    ------------
Net increase in net assets resulting from operations........      33,638,861      49,521,798
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................     (29,010,817)    (33,651,484)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     134,151,763     (52,199,991)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     138,779,807     (36,329,677)
Beginning of year...........................................     507,247,829     543,577,506
                                                                ------------    ------------
End of year*................................................    $646,027,636    $507,247,829
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,558,961    $  2,646,332
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                          ----------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001        2000        1999          1998        1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................    $  11.49    $  11.14    $  12.25      $  12.11    $  11.91
                                                               --------    --------    --------      --------    --------
Investment income--net.....................................         .63         .78         .77           .77         .78
Realized and unrealized gain (loss) on investments--net....         .12         .29       (1.05)          .15         .20
                                                               --------    --------    --------      --------    --------
Total from investment operations...........................         .75        1.07        (.28)          .92         .98
                                                               --------    --------    --------      --------    --------
Less dividends from investment income--net.................        (.65)       (.72)       (.83)         (.78)       (.78)
                                                               --------    --------    --------      --------    --------
Net asset value, end of year...............................    $  11.59    $  11.49    $  11.14      $  12.25    $  12.11
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................       6.68%      10.01%      (2.35%)        7.85%       8.64%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        .51%        .49%        .47%          .48%        .47%
                                                               ========    ========    ========      ========    ========
Investment income--net.....................................       5.50%       6.96%       6.53%         6.35%       6.62%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................    $646,028    $507,248    $543,578      $594,301    $527,770
                                                               ========    ========    ========      ========    ========
Portfolio turnover.........................................     277.86%     120.99%      97.14%       103.24%      89.22%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Core Bond Focus Fund (the "Fund") (formerly Prime Bond Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,272,530 reduction in cost of securities (which in return results in a corresponding $2,272,530 increase in net unrealized appreciation and a corresponding $2,272,530 decrease in undistributed net investment income), based on securities held by the Fund as of December 31, 2000.

  The effect of this change for the year ended December 31, 2001 was to increase net investment income by $60,689, decrease net unrealized appreciation by $137,838 and decrease net realized capital losses by $2,349,679. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities,

--------------------------------------------------------------------------------

it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,349,673 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but exceeding not $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended December 31, 2001, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $930,394,000.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $2,125 in commissions on the execution of portfolio security transactions.

  For the year ended December 31, 2001, the Fund paid Merrill Lynch Pricing Service, an affiliate of MLPF&S, $9,265 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $33,171 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

  Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $1,556,803,964 and $1,413,569,558, respectively.

--------------------------------------------------------------------------------

  Net realized gains for the year ended December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:

------------------------------------------------------------------
                                            Realized    Unrealized
                                             Gains        Gains
------------------------------------------------------------------
Long-term investments....................  $9,803,416   $1,501,705

Short-term investments...................         253           --
                                           ----------   ----------

Total....................................  $9,803,669   $1,501,705
                                           ==========   ==========
------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $1,574,418, of which $6,409,025 related to appreciated securities and $4,834,607 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $676,230,599.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  12,209,879    $141,143,507

Shares issued to shareholders in
 reinvestment of dividends...........   2,499,981      29,010,817
                                       ----------    ------------
Total issued.........................  14,709,860     170,154,324
Shares redeemed......................  (3,109,967)    (36,002,561)
                                       ----------    ------------

Net increase.........................  11,599,893    $134,151,763
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2000                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   2,106,933    $  23,252,366

Shares issued to shareholders in
 reinvestment of dividends..........   3,041,144       33,651,484
                                      ----------    -------------

Total issued........................   5,148,077       56,903,850
Shares redeemed.....................  (9,810,786)    (109,103,841)
                                      ----------    -------------

Net decrease........................  (4,662,709)   $ (52,199,991)
                                      ==========    =============
-----------------------------------------------------------------

5.  SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6.  DISTRIBUTIONS TO SHAREHOLDERS:

On January 2, 2002, an ordinary income dividend of $.043434 was declared. The dividend was paid on January 2, 2002, to shareholders of record on December 31, 2001.

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                         12/31/2001    12/31/2000
------------------------------------------------------------------
Distributions paid from:

 Ordinary income.......................  $29,010,817   $33,651,484
                                         -----------   -----------

Total taxable distributions............  $29,010,817   $33,651,484
                                         ===========   ===========
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

-----------------------------------------------------------------

 Undistributed ordinary income--net................  $  2,497,346

 Undistributed long-term capital gains--net........            --
                                                     ------------

 Total undistributed earnings--net.................     2,497,346
                                                     ------------

 Capital loss carryforward.........................   (32,089,804)*

 Unrealized gains--net.............................     1,344,804**
                                                     ------------

 Total accumulated losses--net.....................  $(28,247,652)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $32,089,804, of which $954,535 expires in 2002, $855,394 expires in 2003, $681,026 expires in 2005, $12,372,687 expires in 2007 and
   $17,226,162 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the cumulative adjustment on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
CORE BOND FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Bond Focus Fund (formerly Prime Bond Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Core Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the fiscal year ended December 31, 2001, Developing Capital Markets Focus Fund's Class A and Class B Shares had total returns of +1.47% and +1.31%, respectively, outperforming the -2.37% return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index.

  The year 2001 proved to be very difficult for global equity markets with most struggling to contain losses into single figures. Despite this, developing markets fared relatively well. However, this masks the fact that substantial volatility that affected the asset class quarter on quarter, while investors spent much of the year waiting for the global economy to recover. January saw a strong bounce after surprise interest rate cuts in the United States but this proved not enough to stimulate an early recovery. Thereafter the asset class declined steadily until September when, in the immediate aftermath of the September 11 terrorist attacks, a swift and dramatic sell-off in developed markets was amplified in developing markets as risk aversion rose. A turning point was reached on September 21 and the final three months of the year saw the asset class achieving strong gains with markets rallying on the success of the military campaign in Afghanistan and on signs that the US economy might have bottomed.

  In Asia, South Korea and Taiwan, both of which are highly sensitive to the global economy led the pack, with technology stocks being especially strong in the fourth quarter, and more than recouping their substantial losses from earlier in the year. Chinese equities started the year strongly on excitement over the liberalization of domestic markets, but ended 2001 substantially down, as investors sought more cyclical exposure and concerns grew over regulatory and financial issues.

  In Latin America, Brazil was down substantially on the year, but benefited strongly in the fourth quarter despite the rumbling crisis in Argentina, which finally led to a massive sovereign default. The Mexican market and currency were surprisingly solid given the economic dependence on the United States, largely because foreign direct investment continued to be strong.

  Elsewhere, Russia was strong throughout the year on the back of strong oil prices, domestic returns and falling risk premium. South Africa suffered a significant devaluation at year end, as investors grew concerned at rumors of the lifting of capital controls and an apparent abandonment of inflation targeting. Turkey also suffered from a large devaluation, but rallied at year end as the International Monetary Fund stepped in to help.

  We repositioned the portfolio toward the end of the year as our optimism over an early global economic recovery grew. We heavily increased exposure to Taiwan and South Korea, both of which are particularly attuned to improving global growth. We also moved from an underweighted position to an overweighted position in Brazil. This reflected our belief that valuations had become exceptionally attractive and the worst outcome for Argentina had been reflected in prices. These additions were funded through sales in China, Mexico and South Africa. We reduced our position in China because of its perception as a defensive market, being more immune from global growth. In Mexico, a strong relative performance against a backdrop of lower oil prices and a deteriorating growth outlook, coupled with an overvalued currency, were the main determining reasons. In South Africa, our decision was based on the falling rand, which meant that the outlook for the financial sector had deteriorated.

IN CONCLUSION

  It is tempting, after the strong recovery witnessed over the last few months, to become more cautious about the outlook for developing capital markets. Clearly, investors have become more optimistic about the prospects for economic recovery in 2002 and arguably valuations in the major markets already discount a large part of that earnings recovery. Indeed, we are currently reviewing a number of positions where the market may presently be becoming too optimistic and there is substantial earnings risk. However, we believe that we are currently at the best part of the global economic cycle for this asset class. Liquidity is plentiful, risk-aversion appears to be reducing and global economic recovery looks to be on the horizon. Although, given the recent outperformance of the asset class, there is some risk of a short-term correction, if we combine these factors with what are still very attractive valuation levels, in both absolute and relative terms, any correction should be viewed as an opportunity to accumulate.

  We thank you for your interest in Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward

--------------------------------------------------------------------------------

to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ David Soden
David Soden
Senior Portfolio Manager

January 25, 2002

---------------------------------------------------------
  We are pleased to announce that David Soden has been named Senior Portfolio Manager of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. and is responsible for the day-to-day management of the Fund. Mr. Soden has been employed at Merrill Lynch Investment Managers, L.P. since 1996.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A & CLASS B SHARES
--------------------------------------------------------------------------------

                                                  DEVELOPING CAPITAL                                     MORGAN STANLEY CAPITAL
                                                 MARKETS FOCUS FUND+--       MORGAN STANLEY CAPITAL      INTERNATIONAL EMERGING
                                                    CLASS A SHARES*        INTERNATIONAL EAFE INDEX++     MARKETS FREE INDEX+++
                                                 ---------------------     --------------------------    ----------------------
05/02/94**                                             10000.00                     10000.00                    10000.00
12/94                                                   9510.00                     10048.00                    10054.00
12/95                                                   9407.00                     11174.00                     9530.00
12/96                                                  10403.00                     11850.00                    10105.00
12/97                                                   9724.00                     12061.00                     8934.00
12/98                                                   6866.00                     14473.00                     6670.00
12/99                                                  11365.00                     18376.00                    11099.00
12/00                                                   8104.00                     15772.00                     7702.00
12/01                                                   8223.00                     12390.00                     7519.00

                                                  DEVELOPING CAPITAL                                     MORGAN STANLEY CAPITAL
                                                 MARKETS FOCUS FUND+--       MORGAN STANLEY CAPITAL      INTERNATIONAL EMERGING
                                                    CLASS B SHARES*        INTERNATIONAL EAFE INDEX++     MARKETS FREE INDEX+++
                                                 ---------------------     --------------------------    ----------------------
11/30/97**                                             10000.00                     10000.00                    10000.00
12/97                                                   9914.00                     10087.00                    10241.00
12/98                                                   6988.00                     12104.00                     7646.00
12/99                                                  11557.00                     15368.00                    12724.00
12/00                                                   8226.00                     13191.00                     8829.00
12/01                                                   8334.00                     10362.00                     8620.00

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of operations.
  + Developing Capital Markets Focus Fund primarily invests in securities, principally equities, of issuers in countries having smaller capital markets.
 ++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East, calculated in US dollars. The starting date for the Index in the Class A Shares' graph is from 5/31/94 and in the Class B Shares' graph from 11/28/97.
+++ This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A Shares' graph is from 5/31/94 and in the Class B Shares' graph is from 11/28/97.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                   +1.47%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                                                  -4.59
--------------------------------------------------------------------------------
Inception (5/02/94) through 12/31/01                                       -2.52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                   +1.31%
--------------------------------------------------------------------------------
Inception (11/03/97) through 12/31/01                                      -4.29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2001                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    -1.58%         +1.47%
-----------------------------------------------------------------------------------------
Class B Shares                                                    -1.74          +1.31
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                                                                                                 PERCENT OF
     AFRICA           INDUSTRY        SHARES HELD                    INVESTMENTS                      VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKS                   179,294    FirstRand Limited...........................  $   111,358        0.3%
                                           10,910    Nedcor Limited..............................      112,966        0.3
                                                                                                   -----------      -----
                                                                                                       224,324        0.6
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                24,275    South African Breweries PLC.................      159,877        0.4
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &          94,804    +Dimension Data Holdings PLC................      113,022        0.3
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                96,600    Old Mutual PLC..............................      121,203        0.3
                                          152,000    Sanlam Limited..............................      116,582        0.3
                                                                                                   -----------      -----
                                                                                                       237,785        0.6
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          69,050    Anglo American PLC..........................    1,054,603        2.8
                                           11,200    Anglo American Platinum Corporation
                                                       Limited...................................      414,573        1.1
                                           11,216    AngloGold Limited (ADR)(a)..................      202,561        0.5
                                            4,045    Impala Platinum Holdings Limited............      189,587        0.5
                                                                                                   -----------      -----
                                                                                                     1,861,324        4.9
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                42,470    Sasol Limited...............................      373,184        1.0
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST           16,300    Sappi Limited...............................      163,068        0.4
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL         23,800    Imperial Holdings Limited...................      111,907        0.3
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                 87,400    M-Cell Limited..............................       96,180        0.3
                  TELECOMMUNICATION
                  SERVICES
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN AFRICA
                                                     (COST--$3,809,974)                              3,340,671        8.8
----------------------------------------------------------------------------------------------------------------------------
EUROPE
----------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKS                     4,491    OTP Bank Rt. (GDR)(b).......................      262,723        0.7
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              15,540    Magyar Tavkozlesi Rt (ADR)(a)...............      264,025        0.7
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS           2,010    Gedeon Richter (GDR)(b).....................      106,530        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HUNGARY                      633,278        1.7
----------------------------------------------------------------------------------------------------------------------------
POLAND            BANKS                     8,730    +Bank Pekao SA (Registered S) (GDR)(b)......      176,492        0.5
                                            7,224    Bank Polska Kasa Opieki Grupa Pekao SA......      146,045        0.4
                                                                                                   -----------      -----
                                                                                                       322,537        0.9
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              44,140    +Telekomunikacja Polska SA (GDR)(b).........      154,490        0.4
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 9,160    Polski Koncern Naftowy Orlen SA (GDR)(b)....       88,072        0.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN POLAND                       565,099        1.5
----------------------------------------------------------------------------------------------------------------------------
RUSSIA            ELECTRIC                 48,888    RAO Unified Energy System (Registered S)
                  UTILITIES                            (GDR)(b)..................................      762,653        2.0
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                13,635    LUKoil Holding (ADR)(a).....................      668,028        1.7
                                           48,048    Surgutneftegaz (ADR)(a).....................      744,744        2.0
                                            4,462    YUKOS (ADR)(a)..............................      348,036        0.9
                                                                                                   -----------      -----
                                                                                                     1,760,808        4.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN RUSSIA                     2,523,461        6.6
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN EUROPE
                                                     (COST--$3,285,326)                              3,721,838        9.8
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

     LATIN                           SHARES HELD/                                                                PERCENT OF
    AMERICA           INDUSTRY        FACE AMOUNT                    INVESTMENTS                      VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
BRAZIL            BANKS                 5,122,000    Banco Itau SA (Preferred)...................  $   390,141        1.0%
                                           10,693    Uniao de Bancos Brasileiros SA (Unibanco)
                                                       (GDR)(b)..................................      238,454        0.6
                                                                                                   -----------      -----
                                                                                                       628,595        1.6
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               3,209    +Brasil Telecom Participacoes SA (ADR)(a)...      133,109        0.4
                  TELECOMMUNICATION
                  SERVICES

                                       15,780,211    Embratel Participacoes SA...................       74,445        0.2
                                           29,013    Embratel Participacoes SA (ADR)(a)..........      120,694        0.3
                                           12,700    Telecomunicacoes Brasileiras SA-Telebras
                                                       (Preferred Block) (ADR)(a)................      508,000        1.3
                                                                                                   -----------      -----
                                                                                                       836,248        2.2
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC             14,069,892    Companhia Energetica de Minas Gerais
                  UTILITIES                            SA--CEMIG (Preferred).....................      200,955        0.5
                                           28,218    Companhia Paranaense de Energia-Copel
                                                       (ADR)(a)..................................      205,179        0.6
                                        5,620,805    Eletropaulo Metropolitana SA................      189,752        0.5
                                                                                                   -----------      -----
                                                                                                       595,886        1.6
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG               6,971    +Companhia Brasileira de Distribuicao Grupo
                  RETAILING                            Pao de Acucar (ADR)(a)....................      153,362        0.4
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING    Brl   10,296    Companhia Vale do Rio Doce, 0% due
                                                       12/31/2049(d).............................            0        0.0
                                            8,700    Companhia Vale do Rio Doce (ADR)(a).........      205,407        0.6
                                                                                                   -----------      -----
                                                                                                       205,407        0.6
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                51,329    Petroleo Brasileiro SA--Petrobras
                                                       (Preferred)...............................    1,136,325        3.0
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST            6,471    Aracruz Celulose SA (ADR)(a)................      117,643        0.3
                  PRODUCTS
                                            2,600    +Votorantim Celulose e Papel SA (ADR)(a)....       45,890        0.1
                                                                                                   -----------      -----
                                                                                                       163,533        0.4
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS              5,052,082    Tele Centro Sul Participacoes SA............       39,009        0.1
                  TELECOMMUNICATION
                  SERVICES

                                        3,487,156    Tele Norte Leste Participacoes SA...........       46,033        0.1
                                           14,632    Tele Norte Leste Participacoes SA (ADR)(a)..      228,698        0.6
                                       35,872,262    Telemig Celular Participacoes SA............      102,470        0.3
                                            6,200    Telemig Celular Participacoes SA (ADR)(a)...      233,244        0.6
                                                                                                   -----------      -----
                                                                                                       649,454        1.7
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN BRAZIL                     4,368,810       11.5
----------------------------------------------------------------------------------------------------------------------------
CHILE             DIVERSIFIED              22,238    +Compania de Telecomunicaciones de Chile SA
                  TELECOMMUNICATION                    (ADR)(a)..................................      299,323        0.8
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 11,883    Empresa Nacional de Electricidad S.A.
                  UTILITIES                            (Endesa) (ADR)(a).........................      123,345        0.3
                                            6,414    Enersis SA (ADR)(a).........................       85,306        0.2
                                                                                                   -----------      -----
                                                                                                       208,651        0.5
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          20,678    Antofagasta PLC.............................      159,201        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CHILE                        667,175        1.7
----------------------------------------------------------------------------------------------------------------------------
MEXICO            BANKS                   398,289    +Grupo Financiero Bancomer, SA de CV 'O'....      363,167        0.9
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                 5,035    Coca-Cola Femsa SA (ADR)(a).................      101,052        0.3
                                            4,174    Fomento Economico Mexicano, SA de CV
                                                       (ADR)(a)..................................      144,212        0.4
                                           74,473    Grupo Modelo, SA de CV 'C'..................      167,328        0.4
                                                                                                   -----------      -----
                                                                                                       412,592        1.1
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION             17,986    Cemex SA de CV (ADR)(a).....................      444,254        1.2
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              20,398    Telefonos de Mexico SA (ADR)(a).............      714,338        1.9
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

     LATIN
    AMERICA                                                                                                      PERCENT OF
  (CONCLUDED)         INDUSTRY        SHARES HELD                    INVESTMENTS                      VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
MEXICO            HOUSEHOLD                57,436    Kimberly-Clark de Mexico, SA de CV 'A'......  $   172,273        0.4%
(CONCLUDED)       PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL               83,988    +Grupo Carso SA de CV 'A1'..................      280,311        0.7
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                   567,713    TV Azteca, SA de CV.........................      232,819        0.6
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL        137,143    Wal-Mart de Mexico SA de CV 'V'.............      373,951        1.0
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                 35,000    America Movil SA de CV 'L' (ADR)(a).........      681,800        1.8
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN MEXICO                     3,675,505        9.6
----------------------------------------------------------------------------------------------------------------------------
PERU              METALS & MINING          23,153    Compania de Minas Buenaventura SA
                                                       (ADR)(a)..................................      479,962        1.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN PERU                         479,962        1.3
----------------------------------------------------------------------------------------------------------------------------
VENEZUELA         DIVERSIFIED               5,332    Compania Anonima Nacional Telefonos de
                  TELECOMMUNICATION                    Venezuela (CANTV) (ADR)(a)................       74,915        0.2
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN VENEZUELA                     74,915        0.2
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN LATIN AMERICA
                                                     (COST--$9,033,915)                              9,266,367       24.3
----------------------------------------------------------------------------------------------------------------------------
MIDDLE
EAST
----------------------------------------------------------------------------------------------------------------------------
ISRAEL            BANKS                    77,208    Bank Hapoalim...............................      166,246        0.4
                                           89,873    Bank Leumi Le-Israel........................      174,164        0.5
                                                                                                   -----------      -----
                                                                                                       340,410        0.9
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             100,688    +Bezeq Israeli Telecommunication Corporation
                  TELECOMMUNICATION                    Ltd. .....................................      136,015        0.3
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &           7,790    +Check Point Software Technologies Ltd. ....      310,743        0.8
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INTERNET SOFTWARE         2,000    +RADWARE Ltd. ..............................       25,760        0.1
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS           2,519    Teva Pharmaceutical Industries Ltd.
                                                       (ADR)(a)..................................      155,246        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN ISRAEL                       968,174        2.5
----------------------------------------------------------------------------------------------------------------------------
TURKEY            BANKS                60,379,629    Yapi ve Kredi Bankasi AS....................      184,666        0.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED          32,232,000    Haci Omer Sabanci Holdings AS...............      175,005        0.4
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN TURKEY                       359,671        0.9
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE MIDDLE EAST
                                                     (COST--$1,481,540)                              1,327,845        3.4
----------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
----------------------------------------------------------------------------------------------------------------------------
CHINA             COMPUTERS &             437,900    Legend Holdings Limited.....................      223,221        0.6
                  PERIPHERALS
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                394,000    Huaneng Power International, Inc. 'H'.......      237,474        0.6
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                389,500    +China Mobile (Hong Kong) Limited...........    1,371,109        3.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CHINA                      1,831,804        4.8
----------------------------------------------------------------------------------------------------------------------------
HONG KONG         AUTOMOBILES             782,000    Brilliance China Automotive Holdings
                                                       Limited...................................      143,405        0.4
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL              117,000    Citic Pacific Limited.......................      260,320        0.7
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                           SHARES                                                                   PERCENT OF
  (CONTINUED)         INDUSTRY           HELD                        INVESTMENTS                      VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
HONG KONG         OIL & GAS               187,000    CNOOC Limited...............................  $   176,259        0.4%
(CONCLUDED)

                  -----------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL        326,000    Giordano International Limited..............      144,231        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HONG KONG                    724,215        1.9
----------------------------------------------------------------------------------------------------------------------------
INDIA             AUTOMOBILES              40,000    Hero Honda Motors Ltd. .....................      207,963        0.5
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    39,600    State Bank of India.........................      149,917        0.4
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                53,294    Reliance Industries Ltd. ...................      337,260        0.9
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &           33,400    Larsen & Toubro Ltd. .......................      132,575        0.3
                  ENGINEERING
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              22,700    Videsh Sanchar Nigam Ltd. ..................       97,094        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD                81,870    Hindustan Lever Ltd. .......................      379,723        1.0
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &           5,457    Infosys Technologies Limited................      461,004        1.2
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          13,423    Hindalco Industries Ltd. ...................      178,101        0.5
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS           5,600    Dr. Reddy's Laboratories Limited............      107,244        0.3
                                            7,900    Ranbaxy Laboratories Limited................      113,102        0.3
                                                                                                   -----------      -----
                                                                                                       220,346        0.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN INDIA                      2,163,983        5.7
----------------------------------------------------------------------------------------------------------------------------
INDONESIA         DIVERSIFIED             827,600    PT Telekomunikasi Indonesia.................      254,646        0.7
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                 510,500    PT Hanjaya Mandala Sampoerna Tbk............      157,077        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN INDONESIA                    411,723        1.1
----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          AUTOMOBILES             102,900    Perusahaan Otomobil Nasional Berhad.........      217,985        0.6
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    80,000    Malayan Banking Berhad......................      174,737        0.5
                                          229,580    Public Bank Berhad 'Foreign'................      161,310        0.4
                                                                                                   -----------      -----
                                                                                                       336,047        0.9
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &          142,000    IJM Corporation Berhad......................      159,189        0.4
                  ENGINEERING
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              90,600    Telekom Malaysia Berhad.....................      245,574        0.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  HOTELS,                 104,000    Resorts World Berhad........................      168,316        0.4
                  RESTAURANTS &
                  LEISURE
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL              107,900    Sime Darby Berhad...........................      139,134        0.4
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  MARINE                  120,000    Malaysia International Shipping Corporation
                                                       Berhad 'Foreign'..........................      217,895        0.6
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                  25,400    British American Tobacco Berhad.............      247,316        0.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN MALAYSIA                   1,731,456        4.5
----------------------------------------------------------------------------------------------------------------------------
PHILIPPINES       DIVERSIFIED              14,600    Philippine Long Distance Telephone Company..      118,130        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE           1,621,900    SM Prime Holdings, Inc. ....................      198,023        0.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE PHILIPPINES              316,153        0.8
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                           SHARES                                                                   PERCENT OF
  (CONTINUED)         INDUSTRY           HELD                        INVESTMENTS                      VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       AUTOMOBILES              13,165    Hyundai Motor Company Ltd. .................  $   269,614        0.7%
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    26,629    Kookmin Bank................................    1,009,623        2.6
                                           22,600    +Shinhan Financial Group Co., Ltd. .........      301,964        0.8
                                                                                                   -----------      -----
                                                                                                     1,311,587        3.4
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              10,253    Samsung Securities Company Ltd. ............      373,511        1.0
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               2,450    Korea Telecom Corporation...................       93,169        0.2
                  TELECOMMUNICATION
                  SERVICES

                                            5,554    Korea Telecom Corporation (ADR)(a)..........      112,913        0.3
                                                                                                   -----------      -----
                                                                                                       206,082        0.5
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 33,940    Korea Electric Power Corporation............      560,714        1.5
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                3,600    Samsung Display Devices Co., Ltd. ..........      158,965        0.4
                  EQUIPMENT &
                  INSTRUMENTS

                                            6,300    Samsung Electro Mechanics Co., Ltd. ........      210,080        0.6
                                                                                                   -----------      -----
                                                                                                       369,045        1.0
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING           6,750    Pohang Iron & Steel Company Ltd. ...........      626,951        1.6
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL          2,200    Shinsegae Co., Ltd. ........................      232,813        0.6
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR             8,329    Samsung Electronics.........................    1,769,160        4.6
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                  2,370    SK Telecom Co., Ltd. .......................      483,563        1.3
                  TELECOMMUNICATION
                  SERVICES

                                           24,123    SK Telecom Co., Ltd. (ADR)(a)(c)............      521,539        1.4
                                                                                                   -----------      -----
                                                                                                     1,005,102        2.7
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SOUTH KOREA                6,724,579       17.6
----------------------------------------------------------------------------------------------------------------------------
TAIWAN            BANKS                   582,000    +China Development Financial Holding
                                                       Corporation...............................      390,883        1.0
                                           11,000    China Development Financial Holding
                                                       Corporation (Preferred)...................        5,281        0.0
                                          352,000    +Taishin International Bank.................      130,277        0.4
                                          442,000    United World Chinese Commercial Bank........      266,539        0.7
                                                                                                   -----------      -----
                                                                                                       792,980        2.1
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS               456,000    Nan Ya Plastic Corporation..................      349,265        0.9
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &              71,850    Asustek Computer Inc. ......................      314,177        0.8
                  PERIPHERALS
                                          298,725    Compal Electronics Inc. ....................      377,355        1.0
                                                                                                   -----------      -----
                                                                                                       691,532        1.8
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC              129,000    Hon Hai Precision Industry..................      589,883        1.6
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               148,972    +Cathay Financial Holding Co., Ltd. ........      242,681        0.6
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING         586,000    China Steel Corporation.....................      228,605        0.6
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR           574,013    +Taiwan Semiconductor Manufacturing
                  EQUIPMENT &                          Company...................................    1,435,443        3.8
                  PRODUCTS
                                          783,620    +United Microelectronics Corporation,
                                                       Ltd. .....................................    1,142,173        3.0
                                           49,000    Via Technologies Inc. ......................      198,857        0.5
                                                                                                   -----------      -----
                                                                                                     2,776,473        7.3
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                135,000    +Taiwan Cellular Corp. .....................      180,180        0.5
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN TAIWAN                     5,851,599       15.4
----------------------------------------------------------------------------------------------------------------------------
THAILAND          BANKS                   254,100    +Bangkok Bank Public Company Limited
                                                       'Foreign'.................................      282,940        0.7
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION             14,100    +The Siam Cement Public Company Limited.....      168,320        0.4
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD               192,200    +Land and Houses Public Company Limited
                  DURABLES                             'Foreign' (Registered)....................      169,473        0.5
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                              SHARES                                                                   PERCENT OF
(CONCLUDED)           INDUSTRY           HELD                        INVESTMENTS                      VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
THAILAND          MEDIA                    31,940    BEC World Public Company Limited 'Foreign'..  $   148,760        0.4%
(CONCLUDED)

                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                501,100    +Shin Corporation Public Company Limited
                  TELECOMMUNICATION                    'Foreign'.................................      176,739        0.5
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THAILAND                     946,232        2.5
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE PACIFIC BASIN/ASIA
                                                     (COST--$19,980,437)                            20,701,744       54.3
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS (COST--$37,770,298).......   38,358,465      100.6
                                                     LIABILITIES IN EXCESS OF OTHER ASSETS.......     (223,651)      (0.6)
                                                                                                   -----------      -----
                                                     NET ASSETS..................................  $38,134,814      100.0%
                                                                                                   ===========      =====
----------------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d) Received through a bonus issue from Companhia Vale do Rio Doce. As of December 31, 2001, the bonds have not commenced trading and the coupon rate has not been determined.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$37,770,298)........                 $ 38,358,465
Foreign cash................................................                       29,081
Receivables:
  Securities sold...........................................  $    136,236
  Dividends.................................................        62,918        199,154
                                                              ------------
Prepaid expenses and other assets...........................                        7,527
                                                                             ------------
Total assets................................................                   38,594,227
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank............................................       222,017
  Capital shares redeemed...................................       112,820
  Investment adviser........................................        31,918
  Distributor...............................................           210        366,965
                                                              ------------
Accrued expenses and other liabilities......................                       92,448
                                                                             ------------
Total liabilities...........................................                      459,413
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $ 38,134,814
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $.10 par value,100,000,000
  shares authorized.........................................                 $    495,525
Class B Shares Common Stock, $.10 par value,100,000,000
  shares authorized.........................................                       22,752
Paid-in capital in excess of par............................                   86,563,461
Accumulated investment loss--net............................  $    (89,554)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (49,439,949)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................       582,579
                                                              ------------
Total accumulated losses--net...............................                  (48,946,924)
                                                                             ------------
NET ASSETS..................................................                 $ 38,134,814
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $36,462,147 and 4,955,250
  shares outstanding........................................                 $       7.36
                                                                             ============
Class B--Based on net assets of $1,672,667 and 227,521
  shares outstanding........................................                 $       7.35
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $108,984 withholding tax on foreign
  dividends)................................................                 $    930,641
Interest....................................................                       29,674
Securities lending--net.....................................                          449
                                                                             ------------
Total income................................................                      960,764
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    428,203
Custodian fees..............................................        49,306
Professional fees...........................................        14,779
Accounting services.........................................        14,761
Transfer agent fees.........................................         4,995
Distribution fees--Class B..................................         2,774
Directors' fees and expenses................................         2,235
Pricing services............................................         1,474
Printing and shareholder reports............................           518
Other.......................................................         3,570
                                                              ------------
Total expenses before reimbursement.........................       522,615
Reimbursement of expenses...................................       (26,461)
                                                              ------------
Total expenses after reimbursement..........................                      496,154
                                                                             ------------
Investment income--net......................................                      464,610
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss on:
  Investments--net (net of $121 withholding tax on foreign
    capital gains)..........................................   (12,095,718)
  Foreign currency transactions--net........................      (211,800)   (12,307,518)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    11,979,395
  Foreign currency transactions--net........................        23,562     12,002,957
                                                              ------------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $    160,049
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    464,610    $    692,991
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................     (12,307,518)     10,410,876
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      12,002,957     (40,511,530)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................         160,049     (29,407,663)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................        (357,232)       (656,342)
  Class B...................................................         (13,551)        (11,561)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................        (370,783)       (667,903)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (10,668,342)    (29,302,199)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (10,879,076)    (59,377,765)
Beginning of year...........................................      49,013,890     108,391,655
                                                                ------------    ------------
End of year*................................................    $ 38,134,814    $ 49,013,890
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................    $    (89,554)   $    256,273
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                           -------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  7.32    $  10.34    $   6.43    $   9.22    $  10.05
                                                                -------    --------    --------    --------    --------
Investment income--net......................................        .08+        .06+        .11+        .18+        .11
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................        .03       (3.01)       4.01       (2.86)       (.75)
                                                                -------    --------    --------    --------    --------
Total from investment operations............................        .11       (2.95)       4.12       (2.68)       (.64)
                                                                -------    --------    --------    --------    --------
Less dividends on investment income--net....................       (.07)       (.07)       (.21)       (.11)       (.19)
                                                                -------    --------    --------    --------    --------
Net asset value, end of year................................    $  7.36    $   7.32    $  10.34    $   6.43    $   9.22
                                                                =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................      1.47%     (28.69%)     65.52%     (29.39%)     (6.53%)
                                                                =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................      1.15%       1.22%       1.25%       1.25%       1.25%
                                                                =======    ========    ========    ========    ========
Expenses....................................................      1.21%       1.36%       1.67%       1.42%       1.42%
                                                                =======    ========    ========    ========    ========
Investment income--net......................................      1.09%        .72%       1.47%       2.30%       1.15%
                                                                =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $36,462    $ 46,858    $107,079    $ 64,312    $141,451
                                                                =======    ========    ========    ========    ========
Portfolio turnover..........................................     94.42%      57.05%      97.79%     121.06%      93.62%
                                                                =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------

*Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
+Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                  CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS      ----------------------------------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.                                                                            FOR THE PERIOD
                                                              FOR THE YEAR ENDED DECEMBER 31,                    NOV. 3, 1997+
                                             -----------------------------------------------------------------    TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:           2001             2000             1999             1998             1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......      $ 7.31          $ 10.33           $ 6.42          $  9.22           $ 9.30
                                                 ------          -------           ------          -------           ------
Investment income--net.....................         .07++            .03++            .07++            .17++            .01
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net........................         .03            (2.99)            4.04            (2.86)            (.09)
                                                 ------          -------           ------          -------           ------
Total from investment operations...........         .10            (2.96)            4.11            (2.69)            (.08)
                                                 ------          -------           ------          -------           ------
Less dividends on investment income--net...        (.06)            (.06)            (.20)            (.11)              --
                                                 ------          -------           ------          -------           ------
Net asset value, end of period.............      $ 7.35          $  7.31           $10.33          $  6.42           $ 9.22
                                                 ======          =======           ======          =======           ======
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........       1.31%          (28.82%)          65.38%          (29.51%)           (.86%)++
                                                 ======          =======           ======          =======           ======
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............       1.30%            1.40%            1.40%            1.40%            1.39%*
                                                 ======          =======           ======          =======           ======
Expenses...................................       1.36%            1.51%            1.87%            1.72%            1.58%*
                                                 ======          =======           ======          =======           ======
Investment income--net.....................        .95%             .42%             .83%            2.37%            1.16%*
                                                 ======          =======           ======          =======           ======
-------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...      $1,673          $ 2,156           $1,313          $   241           $   32
                                                 ======          =======           ======          =======           ======
Portfolio turnover.........................      94.42%           57.05%           97.79%          121.06%           93.62%
                                                 ======          =======           ======          =======           ======
-------------------------------------------------------------------------------------------------------------------------------

 *Annualized.
**Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
 +Commencement of operations.
++Based on average shares outstanding.
 ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Developing Capital Markets Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

--------------------------------------------------------------------------------

was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Custodian bank--The Fund recorded an amount payable to the Custodian Bank resulting from a timing difference of security transaction settlements.

  (i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (j) Reclassification--Accounting principles generally accepted in the United States of American require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/ tax differences of $439,654 have been reclassified between accumulated net investment loss and accumulated net realized capital losses and $3 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

--------------------------------------------------------------------------------

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA. For the year ended December 31, 2001, MLIM earned fees of $428,203, of which $26,461 was waived.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2001, QA Advisors received $177 in securities lending agent fees.

  For the year ended December 31, 2001, MLPF&S earned $28,132 in commissions on the execution of portfolio security transactions.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed FAM an aggregate of $1,151 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $39,274,230 and $47,860,792, respectively.

  Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $(12,095,837)      $588,167
Short-term investments..............            119             --
Foreign currency transactions.......       (163,536)        (5,588)
Forward foreign exchange
 contracts..........................        (48,264)            --
                                       ------------       --------
Total...............................   $(12,307,518)      $582,579
                                       ============       ========
---------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $81,711, of which $3,201,453 related to appreciated securities and $3,119,742 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $38,276,754.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $10,668,342 and $29,302,199 for the years ended December 31, 2001 and December 31, 2000, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     728,719    $  5,497,004
Shares issued to shareholders in
 reinvestment of dividends...........      48,400         357,232
                                       ----------    ------------
Total issued.........................     777,119       5,854,236
Shares redeemed......................  (2,224,809)    (16,036,709)
                                       ----------    ------------
Net decrease.........................  (1,447,690)   $(10,182,473)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,830,768    $ 28,026,813
Shares issued to shareholders in
 reinvestment of dividends...........      64,623         656,342
                                       ----------    ------------
Total issued.........................   2,895,391      28,683,155
Shares redeemed......................  (6,846,846)    (59,608,569)
                                       ----------    ------------
Net decrease.........................  (3,951,455)   $(30,925,414)
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                        Dollar
December 31, 2001                            Shares      Amount
-----------------------------------------------------------------
Shares sold...............................    41,437    $ 298,098
Shares issued to shareholders in
 reinvestment of dividends................     1,833       13,551
                                            --------    ---------
Total issued..............................    43,270      311,649
Shares redeemed...........................  (110,678)    (797,518)
                                            --------    ---------
Net decrease..............................   (67,408)   $(485,869)
                                            ========    =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                        Dollar
December 31, 2000                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  203,770    $1,956,773
Shares issued to shareholders in
 reinvestment of dividends................    1,170        11,561
                                            -------    ----------
Total issued..............................  204,940     1,968,334
Shares redeemed...........................  (37,072)     (345,119)
                                            -------    ----------
Net increase..............................  167,868    $1,623,215
                                            =======    ==========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                          12/31/2001   12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $  370,783   $   667,903
                                          ----------   -----------
Total taxable distributions.............  $  370,783   $   667,903
                                          ==========   ===========
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net................  $     64,408
 Undistributed long-term capital gains--net........            --
                                                     ------------
 Total undistributed earnings--net.................        64,408
                                                     ------------
 Capital loss carryforward.........................   (41,938,848)*
 Unrealized losses--net............................    (7,072,484)**
                                                     ------------
 Total accumulated losses--net.....................  $(48,946,924)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $41,938,848, of which $28,033,925 expires in 2006, $3,974,688 expires in 2007 and $9,930,235 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the deferral of post-October capital losses for tax purposes and the deferral of post-October currency losses for tax purposes.

7. COMMITMENTS:

At December 31, 2001, the Fund had entered into foreign exchange contracts, under which it had agreed to sell foreign currency with an approximate value of $87,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DEVELOPING CAPITAL MARKETS FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the 12 months ended December 31, 2001, Domestic Money Market Fund's Class A Shares had a net annualized yield of 3.89%. For the six-month period ended December 31, 2001, the Fund's Class A Shares had a net annualized yield of 2.76%. The Fund's Class A Shares' 7-day yield as of December 31, 2001 was 1.83%. The average portfolio maturity was 49 days at December 31, 2001, compared to 74 days at June 30, 2001.

ECONOMIC ENVIRONMENT

  Led by the manufacturing sector, economic activity has continued to slow since the first quarter of 2001, with the consensus that the economy is currently in a recession. Business capital expenditures have fallen to extremely low levels with the buildup of excess capacity. Consumer activity previously kept the gross domestic product growth barely positive, however, the events of September 11, 2001 and the continuing deterioration of labor market conditions slowed retail spending. Despite recent improvement, the inability of corporate earnings to consistently meet expectations throughout the period has prevented any sustained recovery in the equity markets. Thus, the short end of the fixed-income market has been viewed as a safe haven for investors.

  The Federal Reserve Board, once satisfied with quarter-point cuts during mid-2001, became increasingly vigilant as economic conditions worsened after September 11. Spurred by political and economic developments, the Federal Reserve Board deemed it appropriate to slash the Federal Funds rate by 175 basis points to 1.75% within a three-month period by the December 10 Federal Open Market Committee meeting. While the Federal Reserve Board left the possibility open for another monetary easing, investors seemed to sense that the economy may be finding a bottom, with an economic upturn in 2002.

PORTFOLIO MATTERS

  During the 12 months ended December 31, 2001, our investment strategy remained fairly consistent. With the Federal Reserve Board continuing its easing cycle, we maintained our average life in a range of 70 days - 80 days. We utilized a barbell investment strategy that allowed us to take advantage of high interest rates in the short end of the yield curve as well as the potential appreciation of longer-dated fixed securities with maturities between one year and two years. Bank product in the one-year sector was favored earlier in the period, however, later in the period, abundant agency issuance across the curve drove spreads between agency and Treasury securities wider, providing greater relative value. Recently, there have been early signs of an economic recovery. Accordingly, we favored variable rate securities, as we are unwilling to incur significant interest rate risk at current levels. Rallies in bond prices are presently viewed as selling opportunities for longer-dated securities, as we look to shift our exposures into the less than three-month sector and target a more defensive duration of 60 days.

  Going forward, while we remain constructive, we have become increasingly wary of longer maturities as the two-year sector typically absorbs the brunt of the sell-off when market momentum begins to shift. This is evidenced most clearly in the return to a positively sloped US Treasury yield curve. Currently, we remain comfortable investing in the front-end of the yield curve, assessing value on the assumption that the monetary easing cycle may soon be coming to a close.

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below:

------------------------------------------------------
                                   12/31/01    6/30/01
------------------------------------------------------
Bank Notes.......................     1.0%        2.1%
Commercial Paper.................    47.0        49.8
Corporate Notes..................    16.9         2.7
Funding Agreements...............     6.2         7.7
Promissory Notes.................      --         1.5
US Government, Agency &
  Instrumentality Obligations--
  Discount.......................     6.1         6.7
US Government, Agency &
  Instrumentality Obligations--
  Non-Discount...................    23.8        19.1
Other Assets Less Liabilities....      --         0.4
Liabilities in Excess of Other
  Assets.........................    (1.0)         --
                                    -----       -----
Total............................   100.0%      100.0%
                                    =====       =====
------------------------------------------------------

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers

Jacqueline Rogers
Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--1.0%              $ 6,000,000      LaSalle National Bank............     5.07 %      2/12/2002  $  6,018,563
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES
                                               (COST--$5,999,870)                                              6,018,563
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--47.0%         5,000,000      Asset Securitization Cooperative
                                                 Corp.+.........................     1.90        5/28/2002     5,000,000
                                9,685,000      Blue Ridge Asset Funding
                                                 Corp. .........................     1.99        1/10/2002     9,680,717
                                4,840,000      Blue Ridge Asset Funding
                                                 Corp. .........................     2.00        1/17/2002     4,835,967
                                8,600,000      Caterpillar Financial Services
                                                 Corp. .........................     1.88        2/19/2002     8,579,461
                                2,400,000      Centric Capital Corp. ...........     2.02        2/28/2002     2,393,084
                                4,340,000      Clipper Receivables Corp. .......     2.02        1/18/2002     4,336,104
                                7,000,000      Edison Asset Securitization,
                                                 LLC............................     2.08        1/11/2002     6,996,628
                               20,000,000      Edison Asset Securitization,
                                                 LLC............................     1.80        2/08/2002    19,963,002
                                6,330,000      Enterprise Funding Corp. ........     2.10        1/08/2002     6,327,785
                               12,700,000      Eureka Securitization Inc. ......     1.80        1/14/2002    12,692,380
                                1,484,000      Eureka Securitization Inc. ......     2.07        2/01/2002     1,481,592
                                4,329,000      Eureka Securitization Inc. ......     2.00        2/12/2002     4,320,369
                                2,169,000      Falcon Asset Securitization......     2.03        1/09/2002     2,168,144
                               17,758,000      Falcon Asset Securitization......     1.90        1/15/2002    17,745,816
                               10,000,000      Forrestal Funding Master Trust...     1.96        1/14/2002     9,993,567
                                9,000,000      Forrestal Funding Master Trust...     1.95        1/18/2002     8,992,200
                               20,000,000      General Electric Capital
                                                 Corp. .........................     1.89        3/01/2002    19,941,381
                                  620,000      International Lease Finance
                                                 Corporation....................     1.77        1/31/2002       619,116
                               10,600,000      International Lease Finance
                                                 Corporation....................     1.90        2/15/2002    10,576,815
                                6,000,000      Kitty Hawk Funding Corp. ........     1.80        3/08/2002     5,979,894
                               15,000,000      Morgan Stanley, Dean Witter &
                                                 Co. ...........................     1.83        2/14/2002    14,967,212
                                2,424,000      National Rural Utilities
                                                 Cooperative Finance Corp. .....     2.07        1/17/2002     2,421,909
                                9,000,000      National Rural Utilities
                                                 Cooperative Finance Corp. .....     2.00        1/25/2002     8,988,500
                               10,772,000      National Rural Utilities
                                                 Cooperative Finance Corp. .....     1.83        1/30/2002    10,756,668
                                1,400,000      Preferred Receivables Funding
                                                 Corp. .........................     1.80        2/28/2002     1,396,010
                                4,000,000      SBC Communications Inc.+.........     4.25        6/05/2002     3,968,508
                                5,000,000      Three Rivers Funding Corp. ......     1.90        1/14/2002     4,996,833
                                7,907,000      Variable Funding Capital
                                                 Corp. .........................     2.05        1/04/2002     7,906,099
                               19,216,000      Variable Funding Capital
                                                 Corp. .........................     1.90        2/08/2002    19,180,071
                               20,472,000      Verizon Global Funding Corp. ....     1.83        1/29/2002    20,443,902
                               15,000,000      WCP Funding Inc. ................     2.08        1/09/2002    14,994,371
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER
                                               (COST--$272,666,928)                                          272,644,105
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--16.9%          4,000,000      AT&T Capital Corporation+........     2.636       4/23/2002     4,004,316
                                4,620,000      AT&T Capital Corporation.........     5.86        4/26/2002     4,669,240
                                5,155,000      The CIT Group Holdings, Inc. ....     6.50        6/14/2002     5,255,373
                                9,535,000      The CIT Group Holdings, Inc. ....     6.375       8/01/2002     9,731,316
                               15,000,000      Ford Motor Credit Company+.......     1.94        1/07/2002    15,000,000
                                8,750,000      General Electric Capital
                                                 Corp.+.........................     7.00        3/01/2002     8,816,184
                                4,000,000      Goldman Sachs Group, Inc. .......     2.50        2/18/2002     4,002,053
                                  500,000      Goldman Sachs Group, Inc.+.......     7.80        7/15/2002       511,315
                                  700,000      Goldman Sachs Group, Inc. .......     2.61        1/14/2003       700,000
                               13,000,000      Household Finance Corp.+.........     2.575       8/06/2002    13,029,901
                                4,000,000      Household Finance Corp.+.........     2.27        9/10/2002     4,005,636
                                2,500,000      Household Finance Corp.+.........     1.966       1/17/2003     2,500,000
                                3,000,000      IBM Credit Corporation...........     7.00        1/28/2002     3,009,100
                                3,100,000      Morgan Stanley, Dean Witter &
                                                 Co. ...........................     5.625       4/12/2002     3,130,430
                                5,550,000      Morgan Stanley, Dean Witter &
                                                 Co.+...........................     1.956       1/16/2003     5,550,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES               $ 3,000,000      National Rural Utilities
(CONCLUDED)                                    Cooperative Finance Corp.+.......     2.07 %      8/13/2002  $  3,002,572
                                3,000,000      National Rural Utilities
                                                 Cooperative Finance Corp.+.....     2.206      12/02/2002     3,002,646
                                2,000,000      Strategic Money Market Trust
                                                 2001-H+........................     1.903       9/24/2002     1,999,600
                                5,000,000      Wal-Mart Stores, Inc. ...........     5.45        6/01/2002     5,066,250
                                1,305,000      Wells Fargo & Co. ...............     6.375       9/15/2002     1,341,950
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES
                                               (COST--$98,060,943)                                            98,327,882
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--6.2%        5,000,000      Allstate Life Insurance Co.+.....     2.214       7/01/2002     5,000,000
                                5,000,000      Allstate Life Insurance Co.+.....     2.244      11/01/2002     5,000,000
                                6,000,000      Jackson National Life Insurance
                                                 Co.+...........................     2.224       5/01/2002     6,000,000
                                5,000,000      Metropolitan Life Insurance
                                                 Company+.......................     2.214       4/01/2002     5,000,000
                               10,000,000      Monumental Life Insurance
                                                 Company+.......................     2.304      11/25/2002    10,000,000
                                5,000,000      New York Life Insurance+.........     1.99        5/31/2002     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$36,000,000)                                            36,000,000
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &         5,000,000      Fannie Mae.......................     4.10        4/05/2002     4,977,520
INSTRUMENTALITY                 5,000,000      Fannie Mae.......................     4.05        4/11/2002     4,976,000
  OBLIGATIONS--
DISCOUNT--6.1%                  7,000,000      Fannie Mae.......................     4.11        4/19/2002     6,963,593
                                3,000,000      Fannie Mae.......................     2.43        8/09/2002     2,966,097
                                4,075,000      Federal Home Loan Bank...........     2.43        8/12/2002     4,028,137
                                1,428,000      Federal Home Loan Bank...........     2.50        9/20/2002     1,408,008
                                5,000,000      Freddie Mac......................     4.06        4/24/2002     4,973,000
                                5,000,000      Student Loan Marketing
                                                 Association....................     4.04        4/15/2002     4,975,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--DISCOUNT (COST--$35,056,599)                  35,267,355
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &         9,250,000      Fannie Mae+......................     2.262       4/19/2002     9,250,000
INSTRUMENTALITY                10,000,000      Fannie Mae+......................     1.53       12/06/2002     9,996,825
  OBLIGATIONS--
NON-DISCOUNT--23.8%             5,000,000      Fannie Mae+......................     1.545      12/18/2002     5,000,765
                               15,000,000      Fannie Mae+......................     1.733      12/23/2002    14,993,272
                               10,000,000      Fannie Mae+......................     1.78        2/03/2003    10,000,000
                                5,000,000      Fannie Mae+......................     1.558       2/19/2003     4,998,163
                               10,000,000      Federal Home Loan Bank+..........     1.743       8/23/2002    10,000,430
                               11,800,000      Federal Home Loan Bank...........     6.25       11/15/2002    12,209,472
                                3,000,000      Federal Home Loan Bank...........     6.375      11/15/2002     3,107,313
                                2,850,000      Federal Home Loan Bank...........     5.385       1/30/2003     2,857,125
                               10,000,000      Federal Home Loan Bank+..........     1.959       3/06/2003     9,993,915
                               10,000,000      Federal Home Loan Bank+..........     1.53        3/12/2003     9,999,550
                                2,300,000      Freddie Mac......................     5.65        1/10/2003     2,301,610
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &       $ 4,000,000      Student Loan Marketing
INSTRUMENTALITY                                  Association+...................     2.222%      3/11/2002  $  3,999,644
OBLIGATIONS--
NON-DISCOUNT--(CONCLUDED)

                                6,800,000      Student Loan Marketing
                                                 Association+...................     2.222       3/18/2002     6,799,332
                                7,800,000      Student Loan Marketing
                                                 Association+...................     2.252       4/25/2002     7,799,075
                               14,700,000      Student Loan Marketing
                                                 Association+...................     2.232      12/06/2002    14,697,343
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT (COST--$137,735,550)                138,003,834
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$585,519,890)--101.0%.....                             586,261,739
                                               LIABILITIES IN EXCESS OF
                                               OTHER ASSETS--(1.0%).............                              (5,652,407)
                                                                                                            ------------
                                               NET ASSETS--100.0%...............                            $580,609,332
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 2001.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost $585,519,890*).......                $586,261,739
Cash........................................................                      25,337
Receivables:
  Securities sold...........................................  $ 2,300,000
  Interest..................................................    1,976,024
  Capital shares sold.......................................    1,579,753      5,855,777
                                                              -----------
Prepaid expenses............................................                      53,808
                                                                            ------------
Total assets................................................                 592,196,661
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   11,277,358
  Investment adviser........................................      244,559     11,521,917
                                                              -----------
Accrued expenses and other liabilities......................                      65,412
                                                                            ------------
Total liabilities...........................................                  11,587,329
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $580,609,332
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized+..........................                $ 57,986,748
Paid-in capital in excess of par............................                 521,880,735
Unrealized appreciation on investments--net.................                     741,849
                                                                            ------------
NET ASSETS..................................................                $580,609,332
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $580,609,332 and 579,867,483
  shares outstanding........................................                $       1.00
                                                                            ============
----------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of December 31, 2001, net unrealized appreciation for Federal income tax purposes amounted to $741,849, of which $776,449 related to appreciated securities and $34,600 related to depreciated securities.
+ The Fund is also authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $22,528,211
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,652,686
Accounting services.........................................     200,866
Professional fees...........................................      48,677
Printing and shareholder reports............................      46,633
Custodian fees..............................................      32,153
Directors' fees and expenses................................      18,593
Registration fees...........................................      10,041
Transfer agent fees.........................................       4,990
Pricing services............................................       1,381
Other.......................................................       5,630
                                                              ----------
Total expenses..............................................                 3,021,650
                                                                           -----------
Investment income--net......................................                19,506,561
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                    94,101
Change in unrealized appreciation on investments--net.......                   666,699
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $20,267,361
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                   2001              2000
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    19,506,561    $  25,813,647
Realized gain on investments--net...........................             94,101            4,374
Change in unrealized appreciation/depreciation on
  investments--net..........................................            666,699          372,976
                                                                ---------------    -------------
Net increase in net assets resulting from operations........         20,267,361       26,190,997
                                                                ---------------    -------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................        (19,506,561)     (25,813,647)
Realized gain on investments--net:
  Class A...................................................            (94,101)          (4,374)
                                                                ---------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (19,600,662)     (25,818,021)
                                                                ---------------    -------------
------------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................      1,552,924,489      579,845,211
Value of shares issued to shareholders in reinvestment of
  dividends and distributions...............................         19,603,334       25,814,740
                                                                ---------------    -------------
                                                                  1,572,527,823      605,659,951
Cost of shares redeemed.....................................     (1,447,844,261)    (618,554,929)
                                                                ---------------    -------------
Net increase (decrease) in net assets derived from Class A
  capital share transactions................................        124,683,562      (12,894,978)
                                                                ---------------    -------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................        125,350,261      (12,522,002)
Beginning of year...........................................        455,259,071      467,781,073
                                                                ---------------    -------------
End of year.................................................    $   580,609,332    $ 455,259,071
                                                                ===============    =============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                               CLASS A
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.          --------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                --------    --------    --------    --------    --------
Investment income--net......................................       .0384       .0588       .0473       .0506       .0511
Realized and unrealized gain (loss) on investments--net.....       .0015       .0008      (.0006)         --+      .0001
                                                                --------    --------    --------    --------    --------
Total from investment operations............................       .0399       .0596       .0467       .0506       .0512
                                                                --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net....................................      (.0384)     (.0588)     (.0473)     (.0508)     (.0511)
  Realized gain on investments--net.........................      (.0002)         --+         --+         --+         --+
                                                                --------    --------    --------    --------    --------
Total dividends and distributions...........................      (.0386)     (.0588)     (.0473)     (.0508)     (.0511)
                                                                --------    --------    --------    --------    --------
Net asset value, end of year................................    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................       3.89%       6.00%       4.84%       5.20%       5.24%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .57%        .55%        .55%        .56%        .54%
                                                                ========    ========    ========    ========    ========
Investment income--net, and realized gain on
  investments--net..........................................       3.69%       5.88%       4.76%       5.03%       5.12%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $580,609    $455,259    $467,781    $408,517    $318,052
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. + Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Domestic Money Market Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of

--------------------------------------------------------------------------------

1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $31,763 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                         12/31/2001    12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $19,600,663   $25,818,021
                                         -----------   -----------
Total taxable distributions............  $19,600,663   $25,818,021
                                         ===========   ===========
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings on a tax basis were as follows:
---------------------------------------------------------

 Undistributed ordinary income--net....................  $     --
 Undistributed long-term capital gains--net............        --
                                                         --------
 Total undistributed earnings--net.....................        --
                                                         --------
 Capital loss carryforward.............................        --
 Unrealized gains--net.................................   741,849
                                                         --------
 Total accumulated earnings--net.......................  $741,849
                                                         ========
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DOMESTIC MONEY MARKET FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Focus Twenty Select Fund of Merrill Lynch Variable Series Funds, Inc. completed its first full fiscal year of operation on December 31, 2001. The equity investment environment over the past year was one of the worst in recent memory. Stocks corrected sharply as investors reacted to an almost unprecedented deceleration in economic fundamentals. The CEO of Cisco Systems, Inc., John Chambers, compared the rapid fall-off in the economy to a "100-year flood." Chamber's comments can be supported by any of a myriad of negative market and economic milestones, such as:

  - The first quarter of 2001 was down 25.46%, making it the worst first quarter in NASDAQ history.

  - The third quarter of 2001 was down 30.59%, making it the second worst quarter in NASDAQ history.

  - The third quarter of 2001 was the worst quarter for the Standard and Poor's 500 Index (S&P 500) since the 1987 stock market crash.

  - Personal computer shipments in the second calendar quarter of 2001 dropped on a year-over-year basis for the first time since 1986.

  - The July semiconductor sales figure was at its worst level since August 1994. This was notable in that the seven-year period, from 1994 to 2001, included two prior cyclical downturns.

  Stocks typically do poorly in the early stages of cyclical downturns. Unfortunately, stocks had further to fall this time around, as the near perfect investment backdrop of the late 1990s emboldened investors to bid stocks up to historically high valuation levels. The market decline was also exacerbated by a severe reduction in the flow of investment capital into Internet and telecommunications services stocks. In retrospect, this deflation of what turned out to be a speculative bubble, subsequently spilled over into many other sectors of the economy.

  The Federal Reserve Board moved aggressively throughout 2001 in an effort to stimulate economic growth. In total, the target Federal Funds rate was lowered from 6.50% to 1.75% in 11 different policy moves that occurred from January through December 2001.

  Stocks have historically done quite well when the Federal Reserve Board eases monetary policy. While the Federal Reserve Board's activity did help spark two extremely strong rallies in January and April, these rallies were but brief interludes in a consistent, year-long downward trend that began in September 2000. However, as the Fund's fiscal year drew to a close, stocks were in the midst of a strong rally from the new lows established in late September, following the terrorist attacks of September 11.

  The S&P 500 Index fell a total of 11.87% for the year ended December 31, 2001. Aggressive growth stocks usually underperform the broader indexes during market declines and this most recent period was no different. On average, indexes characterized by higher rates of earnings growth typically did worse than those with lower rates of growth. For example, the NASDAQ Composite Index, which contains many more rapidly growing companies than the S&P 500 Index, was down 20.8% for the year ended December 31, 2001. Our aggressive growth investment philosophy did not perform well in this environment.

  Our investment philosophy is based on our belief that earnings growth drives stock price appreciation. We believe that if we create a portfolio of companies that grow earnings faster than our benchmark Index and the broad market, we are likely to outperform the indexes over time. While our research indicates that our approach can be extremely successful over long periods of time, as noted in the prospectus, this potential long-term success comes with the risk that the value of the investment may decline.

  Many of our investors ask why we do not try to time the market by moving to more defensive stocks when we believe the market is vulnerable to a downturn. The answer is that we simply do not believe that anybody can consistently time the market effectively. In the past, we have taken our hits on the downside because, over the long term, the market has gone up more than it has gone down.

  We believe that, in the long run, strong discipline is the most important component of investment success. The best investors develop a strategy that works over the long term and stick to it. We have accepted the extra volatility in our growth stocks because we believe that, over long periods of time, the strong relationship between earnings and stock prices will justify our investment process.

  Difficult times such as those of the past year can be trying for even the best of investors, and they often provide ample temptation to change investment discipline. We have no intention of

--------------------------------------------------------------------------------

changing the Fund's investment approach, simply because our strategy is out of favor.

  Therefore, we believe that it would be useful to reiterate our investment discipline.

  - We believe that earnings drive stock prices. We strive to construct a portfolio of companies that we believe possess the best possible earnings growth fundamentals. We select these stocks based on potential for positive earnings surprises, upward earnings revision, the absolute rate of revenue and earnings growth, the acceleration of revenue and earnings growth and the relative strength of each company.

  - When earnings fundamentals deteriorate, we will sell the stock, within a reasonable period of time.

  - We do not believe in selling stocks based on valuation metrics alone. Our research indicates that stocks that exhibit excellent earnings growth fundamentals can often continue to appreciate, regardless of valuation.

  - We currently anticipate staying fully invested at all times. Our definition of fully invested is less than 10% of the portfolio in cash.

  - We do not anticipate deviating from our investment discipline.

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2001, the Fund's Class A Shares had a total return of -69.24%. This performance lagged the return on the Fund's unmanaged benchmark, the Lipper Multi-Cap Growth Average, which was -26.47% over the same period. We are deeply disappointed in this performance, but it is not unexpected, given the aggressive nature of this Fund.

  We are confident that our process will work over the long term, and we do not intend to lose focus at this low moment. Therefore, we will continue to dedicate ourselves to working even more diligently to position the portfolio to do well when the market inevitably improves.

  Most of our underperformance, relative to our index, was because of our higher-than-index weighting in the technology sector and the more volatile nature of high growth stocks, which we have already discussed. Because of our high-growth focus, our portfolio is typically overweighted in sectors (such as technology and health care) that historically have grown faster than the economy.

  Throughout the fiscal year, we responded to the deteriorating macroeconomic environment by reducing our exposure to larger companies with broad exposure to the economy. These companies included: JDS Uniphase Corp., Nortel Networks Corp. and Corning Incorporated. We replaced these holdings with smaller, more nimble companies such as Sonus Networks Inc., ONI Systems, Harley-Davidson, Inc. and IDEC Pharmaceuticals Corporation, which we felt would have a better chance of growing through the economic slowdown.

  Smaller companies with rapidly growing product lines, strong product cycles and/or smaller market shares are often less correlated with economic growth than larger companies. As always, our changes were not driven by our own view of where the economy was heading, but by our bottom-up research process. Some of the changes, such as Harley-Davidson and IDEC Pharmaceuticals, worked in our favor. Unfortunately, other companies, such as Sonus Networks and ONI Systems, were not able to continue growing through one of the deepest capital spending slowdowns in recent memory.

  Looking forward, we are beginning to see early signs of renewed strength in some isolated areas of technology. Important confirmation of this subjective observation is provided by the Next Twelve Months average estimated earnings growth for the NASDAQ Composite Index, which increased significantly during the September 2001 quarter. This represented the first increase in estimated earnings growth in four quarters. Average Upward Earnings Revisions and Positive Earnings Surprises for the NASDAQ also increased for the first time in several quarters. We believe that earnings drive stock prices and all of these trends are extremely positive signs that the current rally, unlike the ones that occurred in January and April 2001, may be for real. As we move forward, the key question will be whether the improving trends we are seeing are brief snapbacks, or whether they represent more permanent developments.

IN CONCLUSION

  Despite the activity of the past year, stock investing has been and will, in all likelihood, continue to be a good proposition. The best thing about a year like the past one is that it is seldom repeated in the near term. We believe in investing based on the present and the future, not the past. The best strategy that investors can implement is to identify those investments that they believe will perform well in the months and years ahead. These investments will not necessarily be the ones that had the best performance from March 2000 through September 2001.

  We appreciate your investment in Focus Twenty Select Fund of Merrill Lynch Variable

--------------------------------------------------------------------------------

Series Funds, Inc., and we look forward to sharing our outlook and strategy in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Michael S. Hahn
Michael S. Hahn
Senior Portfolio Manager

January 25, 2002

---------------------------------------------------------

We are pleased to announce that Michael S. Hahn is Senior Portfolio Manager and is responsible for the day-to-day management of Merrill Lynch Focus Twenty Select Fund, Inc. Mr. Hahn joined Merrill Lynch Investment Managers, L.P. in May 1999. From 1996 to 1999, he was portfolio manager and analyst at PBHG Funds.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                        FOCUS TWENTY SELECT                             LIPPER MULTI-CAP      STANDARD & POOR'S
                                          FUND+-- CLASS A       STANDARD & POOR'S         GROWTH FUNDS         500/BARRA GROWTH
                                              SHARES*              500 INDEX++             AVERAGE+++             INDEX(++)
                                        -------------------     -----------------       ----------------      -----------------
7/10/00**                                      10000                  10000                  10000                  10000
12/00                                           7520                   9273                   8410                   7950
12/01                                           2313                   8172                   6219                   6938

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** The Fund commenced operations on 7/10/00.
+ The Fund invests primarily in common stocks of approximately 20 companies that Fund Management believes have strong earnings growth and capital appreciation potential.
++ This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in the graph is from 7/31/00.
+++ This Average is comprised of funds that seek long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index based on price/current earnings, book value, asset value, or other factors. The starting date for the Average in the graph is from 7/31/00.
(++) This unmanaged Index is a capitalization-weighted Index of all the stocks in the Standard & Poor's 500/Barra Growth Index that have lower book-to-price ratios. The starting date for the Index is from 7/31/00.
     The Fund's benchmark was changed from the Standard & Poor's Barra Growth Index to the Standard & Poor's 500 Index and Lipper Multi-Cap Growth Average to reflect the inclusion of several market capitalization companies in the portfolio.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                  -69.24%
--------------------------------------------------------------------------------
Inception (7/10/00) to 12/31/01                                           -62.89
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2001                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -39.69%        -69.24%
-----------------------------------------------------------------------------------------

*Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on 7/10/00.

 Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                     SHARES                                                                      PERCENT OF
COUNTRY            INDUSTRY            HELD                      COMMON STOCKS                        VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
CANADA         SEMICONDUCTOR          4,100    +Celestica Inc. ..................................  $   165,599       1.6%
               EQUIPMENT &
               PRODUCTS
               -------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN CANADA                           165,599       1.6
---------------------------------------------------------------------------------------------------------------------------
UNITED         AEROSPACE &            2,900    General Dynamics Corporation......................      230,956       2.2
STATES         DEFENSE
               -------------------------------------------------------------------------------------------------------
               AUTOMOBILES           15,100    Harley-Davidson, Inc. ............................      820,081       7.9
               -------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY         10,600    +Amgen Inc. ......................................      598,158       5.8
                                     11,100    +IDEC Pharmaceuticals Corporation.................      765,012       7.3
                                      9,100    +Millennium Pharmaceuticals, Inc. ................      223,223       2.2
                                                                                                   -----------     -----
                                                                                                     1,586,393      15.3
               -------------------------------------------------------------------------------------------------------
               COMMERCIAL            12,000    +Concord EFS, Inc. ...............................      393,360       3.8
               SERVICES &
               SUPPLIES
               -------------------------------------------------------------------------------------------------------
               COMMUNICATIONS         4,100    +AirGate PCS, Inc. ...............................      185,074       1.7
               EQUIPMENT
                                      6,100    +Brocade Communications Systems, Inc. ............      202,032       2.0
                                     29,400    +Cisco Systems, Inc. .............................      532,434       5.2
                                      7,000    +QUALCOMM Incorporated............................      353,290       3.3
                                                                                                   -----------     -----
                                                                                                     1,272,830      12.2
               -------------------------------------------------------------------------------------------------------
               COMPUTERS &           10,900    +Network Appliance, Inc. .........................      238,383       2.3
               PERIPHERALS
               -------------------------------------------------------------------------------------------------------
               DIVERSIFIED           11,800    +Nasdaq-100 Shares (a)............................      461,380       4.4
               FINANCIALS
               -------------------------------------------------------------------------------------------------------
               HEALTH CARE            3,600    +Andrx Group......................................      253,476       2.4
               PROVIDERS &
               SERVICES
               -------------------------------------------------------------------------------------------------------
               MEDIA                 18,300    +AOL Time Warner Inc. ............................      587,430       5.7
               -------------------------------------------------------------------------------------------------------
               SEMICONDUCTOR          5,500    +Broadcom Corporation (Class A)...................      224,785       2.2
               EQUIPMENT &
               PRODUCTS

                                      6,300    +KLA-Tencor Corporation...........................      312,039       3.0
                                      3,100    +Maxim Integrated Products, Inc. .................      162,750       1.6
                                     11,100    +RF Micro Devices, Inc. ..........................      213,231       2.0
                                                                                                   -----------     -----
                                                                                                       912,805       8.8
               -------------------------------------------------------------------------------------------------------
               SOFTWARE              11,700    +Electronic Arts Inc. ............................      701,415       6.7
                                     10,300    +Microsoft Corporation............................      682,375       6.6
                                      9,700    +VERITAS Software Corporation.....................      434,851       4.2
                                                                                                   -----------     -----
                                                                                                     1,818,641      17.5
               -------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN THE UNITED STATES              8,575,735      82.5
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN COMMON STOCKS
                                               (COST--$8,047,995)                                    8,741,334      84.1
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                       FACE                                                                      PERCENT OF
                                     AMOUNT                  SHORT-TERM SECURITIES                    VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                $  326,000    General Motors Acceptance Corp., 1.98% due
                                                 1/02/2002.......................................  $   325,982       3.1%
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY              1,500,000    Federal Home Loan Mortgage Corporation, 1.80% due
OBLIGATIONS*                                     1/09/2002.......................................    1,499,400      14.4
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                               (COST--$1,825,382)                                    1,825,382      17.5
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$9,873,377)................................   10,566,716     101.6
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.............     (167,917)     (1.6)
                                                                                                   -----------     -----
                                               NET ASSETS........................................  $10,398,799     100.0%
                                                                                                   ===========     =====
---------------------------------------------------------------------------------------------------------------------------

  * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

  + Non-income producing security.

   (a) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$9,873,377).........                 $ 10,566,716
Receivable for capital shares sold..........................                       17,862
Prepaid expenses............................................                        5,578
                                                                             ------------
Total assets................................................                   10,590,156
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................  $    165,053
  Investment adviser........................................        15,099
  Capital shares redeemed...................................           116        180,268
                                                              ------------
Accrued expenses and other liabilities......................                       11,089
                                                                             ------------
Total liabilities...........................................                      191,357
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $ 10,398,799
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $    449,951
Paid-in capital in excess of par............................                   71,825,128
Accumulated realized capital losses on investments--net.....  $(62,569,619)
Unrealized appreciation on investments--net.................       693,339
                                                              ------------
Total accumulated losses--net...............................                  (61,876,280)
                                                                             ------------
NET ASSETS..................................................                 $ 10,398,799
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $10,398,799 and 4,499,506
  shares outstanding........................................                 $       2.31
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................             $    161,580
Dividends...................................................                   19,737
                                                                         ------------
Total income................................................                  181,317
                                                                         ------------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $314,193
Accounting services.........................................    22,805
Professional fees...........................................    18,771
Custodian fees..............................................    16,644
Registration fees...........................................    16,495
Transfer agent fees.........................................     5,417
Printing and shareholder reports............................     5,364
Directors' fees and expenses................................     1,495
Pricing services............................................       752
Offering costs..............................................        68
Other.......................................................     3,023
                                                              --------
Total expenses before reimbursement.........................   405,027
Reimbursement of expenses...................................      (837)
                                                              --------
Total expenses after reimbursement..........................                  404,190
                                                                         ------------
Investment loss--net........................................                 (222,873)
                                                                         ------------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................              (60,821,285)
Change in unrealized appreciation/depreciation on
  investments--net..........................................               11,097,902
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(49,946,256)
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE YEAR      FOR THE PERIOD
                                                                     ENDED         JULY 10, 2000+
                                                                 DECEMBER 31,      TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                   2001               2000
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss)--net...............................     $   (222,873)      $     79,126
Realized loss on investments--net...........................      (60,821,285)        (1,748,334)
Change in unrealized appreciation/depreciation on
  investments--net..........................................       11,097,902        (10,404,563)
                                                                 ------------       ------------
Net decrease in net assets resulting from operations........      (49,946,256)       (12,073,771)
                                                                 ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................               --            (79,126)
In excess of investment income--net:
  Class A...................................................               --            (12,061)
                                                                 ------------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................               --            (91,187)
                                                                 ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................       (4,471,540)        75,981,553
                                                                 ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      (54,417,796)        63,816,595
Beginning of period.........................................       64,816,595          1,000,000
                                                                 ------------       ------------
End of period*..............................................     $ 10,398,799       $ 64,816,595
                                                                 ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................     $         --       $        135
                                                                 ============       ============
--------------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            CLASS A
                                                                -------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                      FOR THE       FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    YEAR ENDED     JULY 10, 2000+
FINANCIAL STATEMENTS.                                           DECEMBER 31,    TO DECEMBER 31,
DECREASE IN NET ASSET VALUE:                                        2001             2000
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   7.51         $  10.00
                                                                  --------         --------
Investment income (loss)--net...............................          (.02)++++         .01
Realized and unrealized loss on investments--net............         (5.18)           (2.49)
                                                                  --------         --------
Total from investment operations............................         (5.20)           (2.48)
                                                                  --------         --------
Less dividends:
  Investment income--net....................................            --             (.01)
  In excess of investment income--net.......................            --               --(++)
                                                                  --------         --------
Total dividends.............................................            --             (.01)
                                                                  --------         --------
Net asset value, end of period..............................      $   2.31         $   7.51
                                                                  ========         ========
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       (69.24%)         (24.80%)++
                                                                  ========         ========
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................         1.09%            1.08%*
                                                                  ========         ========
Expenses....................................................         1.10%            1.12%*
                                                                  ========         ========
Investment income (loss)--net...............................         (.60%)            .74%*
                                                                  ========         ========
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $ 10,399         $ 64,817
                                                                  ========         ========
Portfolio turnover..........................................       182.76%           32.05%
                                                                  ========         ========
-----------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Commencement of operations.
++Aggregate total investment return.
(++)Amount is less than $.01 per share.
++++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Focus Twenty Select Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and it is expected that for debt securities this ordinarily would be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded

--------------------------------------------------------------------------------

by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $222,738 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .85% of the average daily value of the Fund's net assets. For the year ended December 31, 2001, MLIM earned fees of $314,193, of which $837 was waived.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $3,514 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year

--------------------------------------------------------------------------------

ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $10,644 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $62,182,059 and $59,950,274, respectively.

  Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:

---------------------------------------------------------------------
                                             Realized      Unrealized
                                          Gains (Losses)     Gains
---------------------------------------------------------------------
Long-term investments...................   $(61,408,952)    $693,339
Short-term investments..................            198           --
Options purchased.......................        278,853           --
Options written.........................        308,616           --
                                           ------------     --------
Total...................................   $(60,821,285)    $693,339
                                           ============     ========
---------------------------------------------------------------------

  Transactions in options written for the year ended December 31, 2001 were as follows:

-------------------------------------------------------------------
                                          Nominal Value
                                           Covered by
                                             Options      Premiums
          Call Options Written               Written      Received
-------------------------------------------------------------------
Outstanding call options written,
 beginning of year......................          --             --
Options written.........................      90,000      $ 416,004
Options closed..........................     (90,000)      (416,004)
                                             -------      ---------
Outstanding call options written, end of
 year...................................          --      $      --
                                             =======      =========
-------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $60,608, of which $847,081 related to appreciated securities and $786,473 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $10,506,108.

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,308,614    $ 13,928,628
Shares redeemed......................  (7,437,200)    (18,400,168)
                                       ----------    ------------
Net decrease.........................  (4,128,586)   $ (4,471,540)
                                       ==========    ============
-----------------------------------------------------------------

----------------------------------------------------------------------
Class A Shares for the Period July 10, 2000+                 Dollar
to December 31, 2000                           Shares        Amount
----------------------------------------------------------------------
Shares sold..............................     8,754,151    $78,071,476
Shares issued to shareholders in
 reinvestment of dividends...............        11,542         91,187
                                              ---------    -----------
Total issued.............................     8,765,693     78,162,663
Shares redeemed..........................      (237,601)    (2,181,110)
                                              ---------    -----------
Net increase.............................     8,528,092    $75,981,553
                                              =========    ===========
----------------------------------------------------------------------

+ Prior to July 10, 2000 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                          12/31/2001   12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $       --       $91,186
                                          ----------   -----------
Total taxable distributions.............  $       --       $91,186
                                          ==========   ===========
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:
---------------------------------------------------------

 Undistributed ordinary income--net..............            --
 Undistributed long-term capital gains--net......            --
                                                   ------------
 Total undistributed earnings--net...............            --
                                                   ------------
 Capital loss carryforward.......................  $(53,503,468)*
 Unrealized losses--net..........................    (8,372,812)**
                                                   ------------
 Total accumulated losses--net...................  $(61,876,280)
                                                   ============
---------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $53,503,468, of which $917,027 expires in 2008 and $52,586,441 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
FOCUS TWENTY SELECT FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focus Twenty Select Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period July 10, 2000 (commencement of operations) to December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Focus Twenty Select Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS--FUNDAMENTAL GROWTH FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2001, Fundamental Growth Focus Fund's Class A Shares had a total return of -18.12%, compared to a total return for the Lipper Large-Cap Growth Funds Average of -22.93%. For the same 12-month period, the Fund's unmanaged benchmark Standard & Poor's 500 Index had a return of -11.87%.

  The primary reason for the overall total negative investment return was the downtrend in US stock market values during the 12 months ended December 31, 2001. Professional economic and business forecasters have officially defined the US economy as entering a recession starting in March 2001, which is the first serious absolute decline in business conditions and corporate profits in over a decade. The Fund outperformed the Lipper Large-Cap Growth Funds Average because we have focused equity investments on companies in the retailing and health care industries. The three retail stocks among the ten largest investments at December 31, 2001 were Wal-Mart Stores, Inc., Home Depot Inc. and Lowe's Companies, Inc.; each experienced a positive and relatively meaningful price appreciation return for the year ended December 31, 2001.

  During the second half of the fiscal year, we eliminated all stock investments in technology companies with the exception of Electronic Data Systems Corp. Also, we eliminated equity holdings at the same time in early August 2001, in the energy sector, including Enron Corporation and the Fund's investments in the energy equipment and services industry. We became progressively more negative about US business conditions. Consequently, we shifted the focus stocks in companies where we believed that revenue and earnings would have a better chance of being maintained if overall, the manufacturing and technology sectors of the US economy continued to contract, as they had during the first half of calendar year 2001.

  The Federal tax rebate program in July and August, 2001 as well as legislation for a lower minimum federal tax rate in calendar year 2002, appears to have started an upturn in the real growth of consumer spending. Increased stock valuations of most of the retailers in the Fund during the second half of 2001 appear to be a result of increased real consumer spending from rising after-tax incomes, lower residential mortgage and other consumer finance rates and a recovery in consumer confidence after the terrorist attacks on the United States on September 11, 2001.

IN CONCLUSION

  We thank you for your continued investment in Fundamental Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                  FUNDAMENTAL GROWTH FOCUS
                                                                   FUND+--CLASS A SHARES*         STANDARD & POOR'S 500 INDEX++
                                                                  ------------------------        -----------------------------
4/03/00**                                                                 10000.00                           10000.00
12/00                                                                      9273.00                            9161.00
12/01                                                                      7593.00                            8073.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** The Fund commenced operations on 4/03/00.
+ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++ This unmanaged broad-based Index is comprised of all the common stocks. The starting date for the Index in the graph is from 4/28/00.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/01                                        -18.12%
----------------------------------------------------------------------
Inception (4/03/00) to 12/31/01                                -14.59
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    -3.61%        -18.12%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
BANKS                              24,000      Golden West Financial Corporation.........    $  1,412,400       0.9%
                                   50,000      Northern Trust Corporation................       3,009,500       1.8
                                  100,000      Wells Fargo Company.......................       4,345,000       2.7
                                                                                             ------------     -----
                                                                                                8,766,900       5.4
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          42,000      Anheuser-Busch Companies, Inc. ...........       1,898,820       1.2
                                  128,000      PepsiCo, Inc. ............................       6,232,320       3.8
                                                                                             ------------     -----
                                                                                                8,131,140       5.0
----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                      75,000      +Amgen Inc. ..............................       4,232,250       2.6
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &              63,250      +Concord EFS, Inc. .......................       2,073,335       1.3
SUPPLIES                           48,500      H & R Block, Inc. ........................       2,167,950       1.3
                                                                                             ------------     -----
                                                                                                4,241,285       2.6
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS             42,800      Fannie Mae................................       3,402,600       2.1
                                   28,500      The Goldman Sachs Group, Inc. ............       2,643,374       1.6
                                   45,000      Morgan Stanley Dean Witter & Co. .........       2,517,300       1.5
                                   70,500      State Street Corporation..................       3,683,625       2.3
                                   30,000      T. Rowe Price Group Inc. .................       1,041,900       0.6
                                                                                             ------------     -----
                                                                                               13,288,799       8.1
----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING              62,550      Koninklijke Ahold NV......................       1,820,097       1.1
                                   65,000      SYSCO Corporation.........................       1,704,300       1.1
                                                                                             ------------     -----
                                                                                                3,524,397       2.2
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                      33,000      Unilever NV (NY Registered Shares)........       1,901,130       1.2
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              30,000      McDonald's Corporation....................         794,100       0.4
LEISURE                            25,000      +Tricon Global Restaurants, Inc. .........       1,230,000       0.8
                                                                                             ------------     -----
                                                                                                2,024,100       1.2
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                 32,000      Colgate-Palmolive Company.................       1,848,000       1.1
----------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES           28,000      Electronic Data Systems Corporation.......       1,919,400       1.2
----------------------------------------------------------------------------------------------------------------------
INSURANCE                          65,000      American International Group, Inc. .......       5,161,000       3.1
                                   27,000      Everest Re Group, Ltd. ...................       1,908,900       1.2
                                   60,000      Lincoln National Corporation..............       2,914,200       1.8
                                   24,700      Marsh & McLennan Companies, Inc. .........       2,654,015       1.6
                                                                                             ------------     -----
                                                                                               12,638,115       7.7
----------------------------------------------------------------------------------------------------------------------
MEDIA                             181,000      +AOL Time Warner Inc. ....................       5,810,100       3.6
                                   36,000      +Clear Channel Communications, Inc. ......       1,832,760       1.1
                                   33,550      The Interpublic Group of Companies,
                                                 Inc. ...................................         991,067       0.6
                                    3,600      +Rogers Communications, Inc. 'B'..........          61,161       0.0
                                   39,000      +Viacom, Inc. (Class B)...................       1,721,850       1.1
                                  157,500      The Walt Disney Company...................       3,263,400       2.0
                                                                                             ------------     -----
                                                                                               13,680,338       8.4
----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                   10,000      Family Dollar Stores, Inc. ...............         299,800       0.2
                                   43,500      +Kohl's Corporation.......................       3,064,140       1.8
                                   82,300      Target Corporation........................       3,378,415       2.1
                                  116,000      Wal-Mart Stores, Inc. ....................       6,675,800       4.1
                                                                                             ------------     -----
                                                                                               13,418,155       8.2
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    17,250      Allergan Inc. ............................       1,294,613       0.8
                                   27,050      +Forest Laboratories, Inc. ...............       2,216,748       1.4
                                   84,300      Johnson & Johnson.........................       4,982,130       3.1
                                   46,933      +King Pharmaceuticals, Inc. ..............       1,977,287       1.2
                                   83,500      Merck & Co., Inc. ........................       4,909,800       3.0
                                  129,000      Pfizer Inc. ..............................       5,140,650       3.1
                                   39,500      Sanofi-Synthelabo SA......................       2,947,313       1.8
                                                                                             ------------     -----
                                                                                               23,468,541      14.4
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                   80,000      +Bed Bath & Beyond Inc. ..................    $  2,710,400       1.7%
                                  110,000      The Home Depot, Inc. .....................       5,611,100       3.4
                                  127,000      Lowe's Companies, Inc. ...................       5,894,070       3.6
                                                                                             ------------     -----
                                                                                               14,215,570       8.7
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN COMMON STOCKS
                                               (COST--$125,447,453)                           127,298,120      78.0
----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*             $ 4,000,000      Fortis Funding LLC, 1.77% due 1/17/2002...       3,996,853       2.5
                                3,000,000      Gannett Company, 1.85% due 1/11/2002......       2,998,458       1.8
                                5,961,000      General Motors Acceptance Corp., 1.98% due
                                                 1/02/2002...............................       5,960,672       3.6
                                4,037,000      Rio Tinto Limited, 1.78% due 1/16/2002....       4,034,006       2.5
                                                                                             ------------     -----
                                                                                               16,989,989      10.4
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            2,580,000      Fannie Mae, 1.88% due 1/03/2002...........       2,579,731       1.6
OBLIGATIONS*
                               25,000,000      Freddie Mac, 1.77% due 1/22/2002..........      24,974,188      15.3
                                                                                             ------------     -----
                                                                                               27,553,919      16.9
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                               (COST--$44,543,908)                             44,543,908      27.3
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$169,991,361)......................     171,842,028     105.3
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.....      (8,624,488)     (5.3)
                                                                                             ------------     -----
                                               NET ASSETS................................    $163,217,540     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$169,991,361).......                 $171,842,028
Cash........................................................                          165
Receivables:
  Capital shares sold.......................................  $ 11,402,654
  Dividends.................................................        51,490
  Securities sold...........................................        31,569
  Loaned securities.........................................            27     11,485,740
                                                              ------------
Prepaid expenses and other assets...........................                       15,083
                                                                             ------------
Total assets................................................                  183,343,016
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    19,740,709
  Capital shares redeemed...................................       297,912
  Investment adviser........................................        62,664     20,101,285
                                                              ------------
Accrued expenses............................................                       24,191
                                                                             ------------
Total liabilities...........................................                   20,125,476
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $163,217,540
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $  2,165,836
Paid-in capital in excess of par............................                  170,647,636
Accumulated investment loss--net............................  $     (7,513)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (11,440,891)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................     1,852,472
                                                              ------------
Total accumulated losses--net...............................                   (9,595,932)
                                                                             ------------
NET ASSETS..................................................                 $163,217,540
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $163,217,540 and 21,658,359
  shares outstanding........................................                 $       7.54
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                $   423,133
Dividends (net of $3,187 foreign withholding tax)...........                    396,312
Securities lending--net.....................................                        294
                                                                            -----------
Total income................................................                    819,739
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   390,445
Custodian fees..............................................       22,711
Accounting services.........................................       17,533
Professional fees...........................................       16,567
Registration fees...........................................        9,568
Offering costs..............................................        6,359
Printing and shareholder reports............................        3,987
Transfer agent fees.........................................        3,750
Directors' fees and expenses................................        1,381
Pricing services............................................          330
Other.......................................................        4,582
                                                              -----------
Total expenses..............................................                    477,213
                                                                            -----------
Investment income--net......................................                    342,526
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................   (9,838,151)
  Foreign currency transactions--net........................       (3,409)   (9,841,560)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    2,572,624
  Foreign currency transactions--net........................        5,039     2,577,663
                                                              -----------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(6,921,371)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE YEAR    FOR THE PERIOD
                                                                 ENDED        APRIL 3, 2000+
                                                              DECEMBER 31,    TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001             2000
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   342,526       $   123,189
Realized loss on investments and foreign currency
  transactions--net.........................................   (9,841,560)       (1,602,170)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    2,577,663          (725,191)
                                                              ------------      -----------
Net decrease in net assets resulting from operations........   (6,921,371)       (2,204,172)
                                                              ------------      -----------
---------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (353,430)         (123,189)
In excess of investment income--net:
  Class A...................................................           --           (19,206)
                                                              ------------      -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (353,430)         (142,395)
                                                              ------------      -----------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................  138,012,447        33,826,461
                                                              ------------      -----------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................  130,737,646        31,479,894
Beginning of period.........................................   32,479,894         1,000,000
                                                              ------------      -----------
End of period*..............................................  $163,217,540      $32,479,894
                                                              ============      ===========
---------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................  $    (7,513)      $       442
                                                              ============      ===========
---------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED     ---------------------------------
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.        FOR THE YEAR      FOR THE PERIOD
                                                                 ENDED          APRIL 3, 2000+
                                                              DECEMBER 31,      TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                           2001               2000
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $    9.23            $ 10.00
                                                               ---------            -------
Investment income--net......................................         .04++++            .03
Realized and unrealized loss on investments and foreign
  currency transactions--net................................       (1.71)              (.76)
                                                               ---------            -------
Total from investment operations............................       (1.67)              (.73)
                                                               ---------            -------
Less dividends:
  Investment income--net....................................        (.02)              (.04)
  In excess of investment income--net.......................          --                 --++
                                                               ---------            -------
Total dividends.............................................        (.02)              (.04)
                                                               ---------            -------
Net asset value, end of period..............................   $    7.54            $  9.23
                                                               =========            =======
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     (18.12%)            (7.27%)(++)
                                                               =========            =======
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        .79%              1.09%*
                                                               =========            =======
Expenses....................................................        .79%              1.12%*
                                                               =========            =======
Investment income--net......................................        .57%              1.18%*
                                                               =========            =======
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $ 163,218            $32,480
                                                               =========            =======
Portfolio turnover..........................................      94.56%             95.44%
                                                               =========            =======
-----------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Commencement of operations.
++Amount is less than $.01 per share.
(++)Aggregate total investment return.
++++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Fundamental Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and it is expected that for debt securities this ordinarily would be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments

--------------------------------------------------------------------------------

are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $3,410 have been reclassified between accumulated net investment loss and accumulated net realized capital losses and $6,359 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

--------------------------------------------------------------------------------

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2001, QA Advisors received $47 in securities lending agent fees.

  For the year ended December 31, 2001, MLPF&S earned $49,799 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.
  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $1,998 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

  Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $158,126,296 and $48,656,536, respectively.

  Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:

------------------------------------------------------------------
                                         Realized       Unrealized
                                      Gains (Losses)      Gains
------------------------------------------------------------------
Long-term investments...............   $(9,838,640)     $1,850,667
Short-term investments..............           489              --
Foreign currency transactions.......        (3,409)          1,805
                                       -----------      ----------
Total...............................   $(9,841,560)     $1,852,472
                                       ===========      ==========
------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $1,722,126, of which $4,714,138 related to appreciated securities and $2,992,012 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $170,119,902.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year                             Dollar
Ended December 31, 2001                  Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  19,886,781    $151,112,743
Shares issued to shareholders in
 reinvestment of dividends...........      46,511         353,430
                                       ----------    ------------
Total issued.........................  19,933,292     151,466,173
Shares redeemed......................  (1,793,093)    (13,453,726)
                                       ----------    ------------
Net increase.........................  18,140,199    $138,012,447
                                       ==========    ============
-----------------------------------------------------------------

----------------------------------------------------------------------
Class A Shares for the Period April 3, 2000+                 Dollar
to December 31, 2000                           Shares        Amount
----------------------------------------------------------------------
Shares sold..............................     3,563,654    $35,404,509
Shares issued to shareholders in
 reinvestment of dividends...............        15,311        142,395
                                              ---------    -----------
Total issued.............................     3,578,965     35,546,904
Shares redeemed..........................      (160,805)    (1,720,443)
                                              ---------    -----------
Net increase.............................     3,418,160    $33,826,461
                                              =========    ===========
----------------------------------------------------------------------

+ Prior to April 3, 2000 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to

--------------------------------------------------------------------------------

various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. COMMITMENTS:

At December 31, 2001, the Fund had entered into foreign exchange contracts under which it agreed to purchase various foreign currencies with an approximate value of $1,640,000.

7. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

-------------------------------------------------------------------
                                            12/31/2001   12/31/2000
-------------------------------------------------------------------
Distributions paid from:
 Ordinary income..........................   $353,430     $142,395
                                             --------     --------
Total taxable distributions...............   $353,430     $142,395
                                             ========     ========
-------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net................  $      6,500
 Undistributed long-term capital gains--net........            --
                                                     ------------
 Total undistributed earnings--net.................         6,500
                                                     ------------
 Capital loss carryforward.........................   (10,861,333)*
 Unrealized gains--net.............................     1,258,901**
                                                     ------------
 Total accumulated losses--net.....................  $ (9,595,932)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $10,861,333, of which $110,592 expires in 2008 and $10,750,741 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
FUNDAMENTAL GROWTH FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended, changes in net assets, and the financial highlights for the year then ended and for the period April 3, 2000 (commencement of operations) to December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fundamental Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUND, INC.--GLOBAL ALLOCATION FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

INVESTMENT ENVIRONMENT

  The 12-month period ended December 31, 2001 was characterized predominately by a broad-based decline in the global economy. In our last letter to shareholders, we detailed the investment environment of the first six months of this one-year period. Specifically, in the first half of the Fund's fiscal year, credit markets deteriorated, oil prices fell from their highs of late 2000, corporate earnings demonstrated continued weakness, corporations delivered revised guidance for weaker future performance, unemployment rose, consumer confidence fell and all major world equity indexes declined. These recessionary themes continued and intensified in the six months ended December 31, 2001.

  Stocks regained some of their losses from the first quarter of 2001 in an April rally and then gradually began to give back what they had recovered, in many instances falling back below their March lows by the end of July. The summer of 2001 proved to be a very challenging time in all world markets. In July, the government reported that the US economy grew in the second quarter at the slowest rate since 1993. The financial challenges of July and August persisted into the beginning of September as most equity markets continued a sustained and deep sell-off. On September 11, 2001, the terrorist attacks against the United States imposed a new benchmark for all financial discussion--the world before the attacks and the world after. As US markets remained closed for four days, it became clear that this attack against America would be keenly felt by financial investors all over the world. US, European and Pacific Basin markets reacted with sharp declines. Although they ultimately recovered from their lows of late September by December 31, 2001, most world equity markets posted negative returns for the 12 months ended December 31, 2001. Specifically, the unmanaged Standard & Poor's (S&P) 500 Index had a total return of -11.87%, the unmanaged NASDAQ Composite Index had a return of -21.05%, the Dow Jones STOXX Europe 50 Index had a total return of -18.59% and the Nikkei had a total return of -22.96% for the period.

  The Federal Reserve Board carried out 11 interest rate cuts during the year, pushing its target overnight interest rate 475 basis points (4.75%) lower to 1.75% from 6.50%. Initially, highly accommodative monetary policy appeared to dispel concerns that arose late last year over high corporate debt levels and deteriorating cash flows. As the economy continued to slow, these fears were revived, particularly within the telecommunications sector where bankruptcies and liquidity concerns frightened investors. Renewed turbulence in emerging markets debt, driven by a foreign exchange crisis in Turkey and rising default fears in Argentina were also to blame for widening credit spreads. Despite the shrinking of yield differentials with most other major economies and stubbornly high trade deficits, the US dollar remained surprisingly strong as investors continued to prefer the United States to other markets.

  Weakness in the US economy was concentrated in the manufacturing sector where production and orders declined to levels not seen since the 1990-1991 recession. Well before September 11, capital investment dropped sharply as corporations looked to reduce costs and questioned previously forecasted returns on their earlier spending efforts. Prior to September 11, industrial sector performance implied recession but buoyant consumer activity kept the overall economy afloat. The housing market remained firm, spurred by the lower interest rate environment. Meanwhile, consumer spending on soft and durable goods remained steady, regardless of the fact that layoffs rose to a 30-month high during the period and that the market sell-off shrank the accumulated wealth of the population at large--arguably reducing or even reversing the positive "wealth-effect" of recent years. Following the September 11 attacks, consumer confidence levels fell to a seven-year low giving further credence to the existence of a recession in the United States.

FISCAL YEAR IN REVIEW

  During the 12 months ended December 31, 2001, Global Allocation Focus Fund's Class A Shares had a total return of -8.86%. The Fund's performance as compared to its Reference Portfolio and its Lipper peer group of Global Flexible Funds improved as the year progressed. In March of this year, a supplement was filed with the Securities and Exchange Commission amending the investment restrictions contained in the prospectus of this Fund. The changes broadened the Fund's investment possibilities to include, among other things, investments in bonds and convertible instruments rated investment-grade or below. The Fund also began to be measured against a new composite index or Reference Portfolio. This index is comprised of a 36% weighting in the S&P 500 Index, 24% weighting in the Financial Times/ S&P--Actuaries World Index (ex-US), 24%

--------------------------------------------------------------------------------

weighting in Merrill Lynch Treasury Index GAO5 (5-year US Treasury Bond), and a 16% weighting in Salomon Brothers World Government Bond Index (ex-US).

  The Fund underperformed the Reference Portfolio, which had a total return of -7.79% for the 12-month period ended December 31, 2001. The Fund outperformed its historic benchmark, which lost -16.82% for the year. The Fund's return for the 12 months ended December 31, 2001 exceeded the return of each equity component of its Reference Portfolio, but lagged the returns of the fixed-income components of its Reference Portfolio for the period. Specifically, for the fiscal year, the Reference Portfolio's components performed as follows: the unmanaged S&P 500 Index returned -11.87%; the unmanaged Financial Times/S&P--Actuaries World Index (Ex-US) returned -19.91%; the Merrill Lynch Treasury Index GAO5 returned +7.51%; and the unmanaged Salomon Brothers World Government Bond Index (Ex-US) returned -0.99%.

  One of our goals in managing the Fund is to perform relatively well during periods of market weakness. The Fund did perform relatively well during the extremely challenging last four months of 2001. Through the year, we moved to align the Fund more closely with its new benchmark. Beginning in March 2001, we began to reposition the Fund in more value-oriented companies. This contributed to the Fund's outperformance of most world equity markets for the 12-month period ended December 31, 2001. In the last six months of the fiscal year, we took advantage of lower equity prices and committed some cash to both equities and bonds. The Fund's exposure to US equities changed very little in the last six months of the year, increasing slightly from 29.9% of net assets as of June 30, 2001 to 34.76% of net assets as of December 31, 2001, however, many of the individual holdings accounting for this exposure did change during this period. The Fund increased its European equity exposure from 10.47% as of June 30, 2001 to 12.2% as of December 31, 2001. Notably, in September we added European equity market exposure by buying individual securities and stock index futures, thereby reducing our underweighted position in European stock markets.

  During the last six months of the year, the Fund took advantage of lower prices and more attractive valuations by adding several new US corporate bonds. The Fund's exposure to US corporate bonds increased from 4.23% as of June 30, 2001 to 7.7% of net assets as of December 31, 2001. Consequently, as a result of the Fund's equity and fixed-income purchases, cash reserves were reduced from 8.30% of net assets as of June 30, 2001 to 5.68% of net assets at December 31, 2001.

PORTFOLIO MATTERS

  With 64.4% of net assets invested in equities at December 31, 2001, the Fund is overweight compared to its Reference Portfolio equity weighting of 60%. US and Canadian equity holdings represent 35.6% of net assets, European stocks represent 12.2% of net assets and Pacific Basin stocks account for 14.9% of net assets. The Fund is underweighted in fixed-income securities with 30.0% of the Fund invested in bonds worldwide as compared to its Reference Portfolio weighting of 40%. This includes 2.7% of the Fund's net assets, which were invested in convertible securities even though some of these securities may tend to perform somewhat like equities. It also includes 2.3% of the Fund's net assets invested in fixed-income securities of non-US issuers denominated in US dollars, as well as 20.0% of net assets invested in non-US dollar-denominated fixed-income securities. 19.4% of the Fund was invested in high-quality euro-denominated bonds as of December 31, 2001. On December 31, 2001, the Fund's net weighting in the US dollar was 56.3%, including both US dollar-denominated assets and the portion of non-US assets hedged back into dollars. The Fund's exposure to the euro was 24.8% of net assets as of December 31, 2001.

IN CONCLUSION

  We thank you for your investment in Global Allocation Focus Fund of Merrill Lynch Variable Series Funds, Inc., during what has been a very challenging market environment. We look for-

--------------------------------------------------------------------------------

ward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,

[/s/ Terry K. Glenn]
Terry K. Glenn
President and Director

[/s/ Bryan N. Ison]
Bryan N. Ison
Senior Vice President and Portfolio Manager

[/s/ Dennis W. Stattman]
Dennis Stattman
Senior Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO
                      AS OF 12/31/2001                           NET ASSETS           PERCENTAGES
-----------------------------------------------------------------------------------------------------
North & South American Equities                                     37.3%*                36%
-----------------------------------------------------------------------------------------------------
European Equities                                                   12.2                  11
-----------------------------------------------------------------------------------------------------
Pacific Basin Equities                                              14.9                  13
-----------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                      64.4                  60
-----------------------------------------------------------------------------------------------------
US Dollar Denominated Fixed-Income Securities                        7.6                  24
-----------------------------------------------------------------------------------------------------
  US Issuer                                                          5.0                  --
-----------------------------------------------------------------------------------------------------
  Non-US Issuer                                                      2.7                  --
-----------------------------------------------------------------------------------------------------
Non-US Dollar Denominated Fixed-Income Securities                   22.4                  16
-----------------------------------------------------------------------------------------------------
TOTAL FIXED-INCOME SECURITIES                                       30.0                  40
-----------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                              5.6**                --
-----------------------------------------------------------------------------------------------------

* Includes value of Financial Futures Contracts.

** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                             MORGAN STANLEY CAPITAL
                                                 GLOBAL ALLOCATION FOCUS    INTERNATIONAL WORLD STOCK
                                                 FUND+--CLASS A SHARES*              INDEX++             REFERENCE PORTFOLIO+++
                                                 -----------------------    -------------------------    ----------------------
2/28/1992**                                             10000.00                    10000.00                    10000.00
12/92                                                   10262.00                     9832.00                    10440.00
12/93                                                   12420.00                    12044.00                    12116.00
12/94                                                   12239.00                    12655.00                    12416.00
12/95                                                   13536.00                    15277.00                    15273.00
12/96                                                   15319.00                    17336.00                    16930.00
12/97                                                   17148.00                    20069.00                    19119.00
12/98                                                   18669.00                    24953.00                    22943.00
12/99                                                   22659.00                    31175.00                    25960.00
12/00                                                   20479.00                    27067.00                    27087.00
12/01                                                   18665.00                    22513.00                    24977.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ Global Allocation Focus Fund invests primarily in a portfolio of equity and fixed-income securities of US and foreign issuers.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in the graph is from 2/29/92.
+++ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard & Poor's -- Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Salomon Brothers World Government Bond Index (Ex-US).

    The starting date for the Index in the graph is from 2/29/92. Past performance is not indicative of future results.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
    ----------------------------------------------------------------------------

    PERIOD COVERED                                                      % RETURN
    ----------------------------------------------------------------------------
    One Year Ended 12/31/01                                               -8.86%
    ----------------------------------------------------------------------------
    Five Years Ended 12/31/01                                              +4.03
    ----------------------------------------------------------------------------
    Inception (2/28/92) to 12/31/01                                        +6.55
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND RECENT PERFORMANCE RESULTS*
    ----------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2001                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -0.01%          -8.86%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                 INDUSTRY           HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        BANKS                      22,000    National Australia Bank Limited
                                                        (7.875% Convertible Preferred).....  $    660,000       0.2%
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN AUSTRALIA                   660,000       0.2
----------------------------------------------------------------------------------------------------------------------
BRAZIL           AEROSPACE & DEFENSE        43,200    Embraer-Empresa Brasileira de
                                                        Aeronautica SA (ADR)*..............       956,016       0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKS                      43,200    Uniao de Bancos Brasileiros SA
                                                        (Unibanco) (GDR)**.................       963,360       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                96,800    Embratel Participacoes SA (ADR)*.....       402,688       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  63,600    Petroleo Brasileiro SA--Petrobras....     1,444,866       0.4
                                            42,800    Petroleo Brasileiro SA--Petrobras
                                                        (ADR)*.............................       997,240       0.2
                                                                                             ------------     -----
                                                                                                2,442,106       0.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN BRAZIL                    4,764,170       1.1
----------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATIONS             28,928    Nortel Networks Corporation..........       216,960       0.0
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                  30,300    +ATS Automation Tooling Systems,
                                                        Inc. ..............................       322,684       0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            36,600    Alcan Aluminium Ltd. ................     1,315,038       0.3
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST            119,500    Domtar, Inc. ........................     1,198,518       0.3
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR               7,200    +Celestica Inc. .....................       290,808       0.1
                 EQUIPMENT & PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN CANADA                    3,344,008       0.8
----------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS   DIVERSIFIED FINANCIALS 40,000,000    TB Finance (Cayman) Ltd. (2.75%
                                                        Convertible Preferred).............       111,781       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN CAYMAN ISLANDS              111,781       0.0
----------------------------------------------------------------------------------------------------------------------
CHINA            OIL & GAS                  55,000    PetroChina Company Limited (ADR)*....       979,000       0.2
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                  132,500    +China Mobile (Hong Kong) Limited....       466,424       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN CHINA                     1,445,424       0.3
----------------------------------------------------------------------------------------------------------------------
DENMARK          COMMERCIAL SERVICES &       9,844    +ISS A/S.............................       484,514       0.1
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN DENMARK                     484,514       0.1
----------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS              6,600    Nokia Oyj 'A' (ADR)*.................       161,898       0.0
                 EQUIPMENT                  20,679    Nokia Oyj (Series A).................       533,228       0.1
                                                                                             ------------     -----
                                                                                                  695,126       0.1
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST             39,385    Metsa-Serla Oyj 'B'..................       243,375       0.1
                 PRODUCTS
                                            35,133    Stora Enso Oyj 'R'...................       449,841       0.1
                                                                                             ------------     -----
                                                                                                  693,216       0.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN FINLAND                   1,388,342       0.3
----------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES                22,796    PSA Peugeot Citroen..................       969,208       0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKS                      12,229    BNP Paribas SA.......................     1,094,315       0.3
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS           5,184    Compagnie de Saint Gobain............       782,384       0.2
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS      2,406    Lafarge SA (Ordinary)................       224,728       0.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS      8,100    Eurazeo..............................       461,223       0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            31,580    Usinor SA............................       395,070       0.1
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES            21,064    Suez SA..............................       637,683       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   8,217    TotalFinaElf SA......................     1,173,553       0.3
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                 INDUSTRY           HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FRANCE           PHARMACEUTICALS            20,313    Aventis SA...........................  $  1,442,414       0.3%
(CONCLUDED)

                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN FRANCE                    7,180,578       1.7
----------------------------------------------------------------------------------------------------------------------
GERMANY          BANKS                      15,052    Bayerische Hypo-und Vereinsbank AG...       457,689       0.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  22,308    Bayer AG.............................       709,111       0.2
                                             4,963    Henkel KGaA..........................       251,886       0.0
                                             8,541    Henkel KGaA (Preferred)..............       479,109       0.1
                                                                                             ------------     -----
                                                                                                1,440,106       0.3
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                23,440    Deutsche Telekom AG (Registered
                 TELECOMMUNICATION                      Shares)............................       404,897       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         22,974    E.On AG..............................     1,194,633       0.3
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            17,846    Thyssen Krupp AG.....................       261,551       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN GERMANY                   3,758,876       0.9
----------------------------------------------------------------------------------------------------------------------
HONG KONG        BANKS                     135,800    Hang Seng Bank Limited...............     1,493,332       0.4
                                           129,200    Standard Chartered PLC...............     1,541,909       0.4
                                                                                             ------------     -----
                                                                                                3,035,241       0.8
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                160,380    Hutchison Whampoa Limited............     1,552,814       0.4
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               136,000    Cheung Kong (Holdings) Ltd. .........     1,412,688       0.3
                                           174,000    Sun Hung Kai Properties Ltd. ........     1,405,763       0.3
                                                                                             ------------     -----
                                                                                                2,818,451       0.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN HONG KONG                 7,406,506       1.8
----------------------------------------------------------------------------------------------------------------------
IRELAND          BANKS                     107,320    Bank of Ireland......................     1,015,779       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS     27,523    Irish Life & Permanent PLC...........       284,275       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN IRELAND                   1,300,054       0.3
----------------------------------------------------------------------------------------------------------------------
ISRAEL           COMMUNICATIONS            187,500    +ECI Telecom Limited (US Registered
                 EQUIPMENT                              Shares)............................     1,006,875       0.2
                 -----------------------------------------------------------------------------------------------------
                 INTERNET SOFTWARE &        10,200    +Check Point Software Technologies
                 SERVICES                               Ltd. ..............................       406,878       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN ISRAEL                    1,413,753       0.3
----------------------------------------------------------------------------------------------------------------------
ITALY            BANKS                     221,556    Intesa BCI SpA.......................       554,338       0.1
                                           114,169    Unicredito Italiano SpA..............       458,469       0.1
                                                                                             ------------     -----
                                                                                                1,012,807       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               109,943    Telecom Italia SpA (Registered
                 TELECOMMUNICATION                      Shares)............................       587,359       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  24,833    Assicurazioni Generali...............       689,873       0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  97,657    ENI SpA..............................     1,224,309       0.3
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION             53,427    Autostrade-Concessioni e Costruzioni
                 INFRASTRUCTURE                         Autostrade SpA.....................       371,057       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN ITALY                     3,885,405       0.9
----------------------------------------------------------------------------------------------------------------------
JAPAN            CHEMICALS                  71,000    Shin-Etsu Chemical Co., Ltd. ........     2,551,579       0.6
                 -----------------------------------------------------------------------------------------------------
                 COMPUTERS &               125,000    NEC Corporation......................     1,275,179       0.3
                 PERIPHERALS
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS     90,000    The Nomura Securities Co., Ltd. .....     1,153,670       0.3
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         98,000    Tokyo Electric Power.................     2,086,220       0.5
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &         50    Keyence Corporation..................         8,313       0.0
                 INSTRUMENTS                33,000    Murata Manufacturing Co., Ltd. ......     1,979,094       0.5
                                                                                             ------------     -----
                                                                                                1,987,407       0.5
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                 INDUSTRY           HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
JAPAN            INSURANCE                 495,000    Aioi Insurance Company, Limited......  $    812,033       0.2%
(CONCLUDED)                                640,000    Mitsui Marine and Fire Insurance
                                                        Company, Ltd. .....................     3,003,205       0.7
                                           172,000    The Nichido Fire & Marine Insurance
                                                        Co., Ltd. .........................       829,422       0.2
                                           448,000    The Tokio Marine & Fire Insurance Co.
                                                        Ltd. ..............................     3,274,714       0.8
                                                                                             ------------     -----
                                                                                                7,919,374       1.9
                 -----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                   377    East Japan Railway Company...........     1,820,853       0.4
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR              14,000    Rohm Company Ltd. ...................     1,817,030       0.4
                 EQUIPMENT & PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                      127    NTT DoCoMo, Inc. ....................     1,492,294       0.3
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN JAPAN                    22,103,606       5.2
----------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES                  17,800    Fomento Economico Mexicano, SA de CV
                                                        (ADR)*.............................       614,990       0.1
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      45,200    +Grupo Televisa SA (ADR)*............     1,951,736       0.5
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN MEXICO                    2,566,726       0.6
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS      BANKS                      33,465    ABN AMRO Holding NV..................       539,032       0.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  26,524    Akzo Nobel NV........................     1,184,391       0.3
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &      44,954    Buhrmann NV..........................       493,533       0.1
                 SUPPLIES                   18,919    Vedior NV 'A'........................       226,909       0.1
                                                                                             ------------     -----
                                                                                                  720,442       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS     33,082    ING Groep NV.........................       843,626       0.2
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES         19,104    Koninklijke (Royal) Philips
                                                        Electronics NV.....................       567,801       0.1
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      20,606    Wolters Kluwer NV 'A'................       469,698       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  19,952    Royal Dutch Petroleum Company........     1,010,843       0.2
                 -----------------------------------------------------------------------------------------------------
                 TRADING COMPANIES &         7,788    Hagemeyer NV.........................       145,623       0.0
                 DISTRIBUTORS               15,309    Internatio-Muller NV.................       286,526       0.1
                                                                                             ------------     -----
                                                                                                  432,149       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN THE NETHERLANDS           5,767,982       1.3
----------------------------------------------------------------------------------------------------------------------
PORTUGAL         ELECTRIC UTILITIES        137,206    Electricidade de Portugal, SA
                                                        (EDP)..............................       298,090       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN PORTUGAL                    298,090       0.1
----------------------------------------------------------------------------------------------------------------------
SINGAPORE        BANKS                     167,573    DBS Group Holdings Limited...........     1,252,373       0.3
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &     47,100    +Flextronics International Ltd. .....     1,129,929       0.3
                 INSTRUMENTS
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               423,000    City Developments Limited............     1,385,946       0.3
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SINGAPORE                 3,768,248       0.9
----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     PAPER & FOREST             64,000    Sappi Limited (ADR)*.................       656,000       0.2
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SOUTH AFRICA                656,000       0.2
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      BANKS                      80,174    Kookmin Bank.........................     3,039,721       0.7
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               141,900    Korea Telecom Corporation (ADR)*.....     2,884,827       0.7
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 INTERNET SOFTWARE &        15,400    +Daum Communications Corporation.....       385,733       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR               6,900    Samsung Electronics..................     1,465,626       0.3
                 EQUIPMENT &
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                 INDUSTRY           HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      WIRELESS                    4,800    SK Telecom Co., Ltd. ................  $    979,368       0.3%
(CONCLUDED)      TELECOMMUNICATION          24,600    SK Telecom Co., Ltd. (ADR)*(a).......       531,852       0.1

                                                                                             ------------     -----
                 SERVICES
                                                                                                1,511,220       0.4
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SOUTH KOREA               9,287,127       2.2
----------------------------------------------------------------------------------------------------------------------
SPAIN            DIVERSIFIED                64,529    +Telefonica SA.......................       863,573       0.2
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         62,135    Endesa SA............................       972,060       0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  38,653    Repsol-YPF, SA.......................       563,744       0.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SPAIN                     2,399,377       0.6
----------------------------------------------------------------------------------------------------------------------
SWEDEN           BANKS                      62,992    Skandinaviska Enskilda Banken (SEB)
                                                        'A'................................       573,490       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &      26,647    Observer AB..........................       175,281       0.0
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES         46,086    Electrolux AB 'B'....................       687,575       0.2
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                  16,303    Volvo AB 'B'.........................       273,538       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SWEDEN                    1,709,884       0.4
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND      DIVERSIFIED                 1,148    Swisscom AG (Registered Shares)......       318,063       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                   1,329    Zurich Financial Services AG.........       311,778       0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            27,839    Novartis AG (Registered Shares)......     1,006,047       0.2
                                            11,688    Roche Holding AG.....................       834,203       0.2
                                                                                             ------------     -----
                                                                                                1,840,250       0.4
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SWITZERLAND               2,470,091       0.6
----------------------------------------------------------------------------------------------------------------------
UNITED           AEROSPACE & DEFENSE        98,102    BAE Systems PLC......................       441,897       0.1
KINGDOM                                    132,717    Rolls-Royce PLC......................       321,605       0.1
                                                                                             ------------     -----
                                                                                                  763,502       0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKS                      34,500    Abbey National PLC...................       492,071       0.1
                                            45,470    Barclays PLC.........................     1,505,528       0.3
                                            76,177    HSBC Holdings PLC....................       893,596       0.2
                                            21,116    Lloyds TSB Group PLC.................       229,262       0.1
                                                                                             ------------     -----
                                                                                                3,120,457       0.7
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &     146,162    Chubb PLC............................       365,886       0.1
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS     71,483    Hanson PLC...........................       493,132       0.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               171,679    BT Group PLC.........................       632,150       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 FOOD & DRUG RETAILING      96,189    Boots Company PLC....................       818,262       0.2
                                           156,477    J Sainsbury PLC......................       833,516       0.2
                                            50,636    Safeway PLC..........................       235,826       0.1
                                                                                             ------------     -----
                                                                                                1,887,604       0.5
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS             203,668    Unilever PLC.........................     1,671,800       0.4
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &      37,925    Six Continents PLC...................       375,333       0.1
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 26,921    Smiths Industries PLC................       265,254       0.1
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  40,861    CGNU PLC.............................       502,514       0.1
                                            52,635    Prudential Corporation PLC...........       609,776       0.2
                                            29,107    Royal & Sun Alliance Insurance Group
                                                        PLC................................       167,225       0.0
                                                                                             ------------     -----
                                                                                                1,279,515       0.3
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                 INDUSTRY           HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   METALS & MINING            27,007    Anglo American PLC...................  $    409,175       0.1%
(CONCLUDED)

                 -----------------------------------------------------------------------------------------------------
                 MULTILINE RETAIL           49,157    Kingfisher PLC.......................       286,888       0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            22,201    GlaxoSmithKline PLC..................       556,724       0.1
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION             49,799    BAA PLC..............................       398,988       0.1
                 INFRASTRUCTURE
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                  171,679    +mm02 PLC............................       216,130       0.0
                 TELECOMMUNICATION         480,590    Vodafone Group PLC...................     1,257,263       0.3

                                                                                             ------------     -----
                 SERVICES
                                                                                                1,473,393       0.3
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN THE UNITED KINGDOM       13,979,801       3.3
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE & DEFENSE        40,200    Honeywell International Inc. ........     1,359,564       0.3
                 -----------------------------------------------------------------------------------------------------
                 AIR FREIGHT & COURIERS     46,500    Airborne, Inc. ......................       689,595       0.2
                 -----------------------------------------------------------------------------------------------------
                 AUTO COMPONENTS            66,400    Delphi Automotive Systems
                                                        Corporation........................       907,024       0.2
                                            23,300    The Goodyear Tire & Rubber Company...       554,773       0.1
                                                                                             ------------     -----
                                                                                                1,461,797       0.3
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES                14,000    Ford Motor Company...................       220,080       0.0
                                             4,600    General Motors Corporation...........       223,560       0.1
                                            29,000    +General Motors Corporation (Class
                                                        H).................................       448,050       0.1
                                                                                             ------------     -----
                                                                                                  891,690       0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKS                       3,400    Bank of America Corporation..........       214,030       0.0
                                            16,800    Riggs National Corporation...........       234,696       0.1
                                                                                             ------------     -----
                                                                                                  448,726       0.1
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                  23,000    The Coca-Cola Company................     1,084,450       0.3
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  20,300    E.I. du Pont de Nemours and
                                                        Company............................       862,953       0.2
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &      27,500    +Cendant Corporation.................       539,275       0.1
                 SUPPLIES                   26,900    +TeleTech Holdings, Inc. ............       380,904       0.1
                                                                                             ------------     -----
                                                                                                  920,179       0.2
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS             93,400    +3Com Corporation....................       593,090       0.2
                 EQUIPMENT                 123,600    +ADC Telecommunications, Inc. .......       568,560       0.1
                                            70,100    Broadband HOLDRs Trust(k)............     1,156,650       0.3
                                            26,600    +Cisco Systems, Inc. ................       481,726       0.1
                                            37,900    Corning Incorporated.................       338,068       0.1
                                           106,700    Lucent Technologies Inc. ............       671,143       0.2
                                               550    +Lucent Technologies Inc.(a).........       623,700       0.1
                                               661    +McDATA Corporation (Class A)........        16,194       0.0
                                            46,500    Motorola, Inc. ......................       698,430       0.2
                                             6,700    Scientific-Atlanta, Inc. ............       160,398       0.0
                                            33,100    +Tellabs, Inc. ......................       494,845       0.1
                                                                                             ------------     -----
                                                                                                5,802,804       1.4
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER STORAGE           23,500    +Imation Corp. ......................       507,130       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMPUTERS &                98,200    Compaq Computer Corporation..........       958,432       0.2
                 PERIPHERALS
                                            46,660    +EMC Corporation.....................       627,111       0.2
                                            20,000    Hewlett-Packard Company..............       410,800       0.1
                                            36,900    +Sun Microsystems, Inc. .............       453,870       0.1
                                                                                             ------------     -----
                                                                                                2,450,213       0.6
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &             89,200    Foster Wheeler Ltd. .................       454,920       0.1
                 ENGINEERING               114,300    +McDermott International, Inc. ......     1,402,461       0.3
                                            20,200    +Quanta Services, Inc. ..............       311,686       0.1
                                                                                             ------------     -----
                                                                                                2,169,067       0.5
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                 INDUSTRY           HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    CONTAINERS & PACKAGING    212,900    +Crown Cork & Seal Company, Inc. ....  $    540,766       0.1%
(CONTINUED)

                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS     29,125    J.P. Morgan Chase & Co. .............     1,058,694       0.2
                                           184,000    +Nasdaq-100 Shares(c)................     7,194,400       1.7
                                            57,500    Semiconductor HOLDRs Trust(j)........     2,406,375       0.6
                                                                                             ------------     -----
                                                                                               10,659,469       2.5
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                35,050    +American Tower Corporation
                 TELECOMMUNICATION                    (Class A)............................       331,923       0.1
                 SERVICES                   67,400    +Broadwing Inc. .....................       640,300       0.2
                                            66,200    +McLeodUSA Incorporated (Class A)....        24,494       0.0
                                            90,000    +Metromedia Fiber Network, Inc.
                                                        (Class A)..........................        39,600       0.0
                                         4,747,597    Metromedia Fiber Network, Inc.
                                                        (Warrants)(d)......................       189,904       0.0
                                            35,000    Qwest Communications International
                                                        Inc. ..............................       494,550       0.1
                                            74,300    SBC Communications Inc. .............     2,910,331       0.7
                                            24,600    Sprint Corporation...................       493,968       0.1
                                            51,050    Verizon Communications...............     2,422,833       0.6
                                           134,700    +Williams Communications Group,
                                                        Inc................................       316,545       0.1
                                            75,000    +WorldCom, Inc. .....................     1,056,000       0.2
                                            26,852    WorldCom, Inc.--MCI Group............       340,752       0.1
                                                                                             ------------     -----
                                                                                                9,261,200       2.2
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         26,900    +The AES Corporation.................       439,815       0.1
                                            11,000    +Mirant Corporation..................       176,220       0.1
                                             4,700    Reliant Energy, Inc. ................       124,644       0.0
                                                                                             ------------     -----
                                                                                                  740,679       0.2
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL EQUIPMENT       21,700    +Benchmark Electronics, Inc. ........       411,432       0.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &     51,600    +Agilent Technologies, Inc. .........     1,471,116       0.3
                 INSTRUMENTS                 7,650    PerkinElmer, Inc. ...................       267,903       0.1
                                            71,195    +Solectron Corporation...............       803,080       0.2
                                                                                             ------------     -----
                                                                                                2,542,099       0.6
                 -----------------------------------------------------------------------------------------------------
                 ENERGY EQUIPMENT &         26,700    ENSCO International Incorporated.....       663,495       0.1
                 SERVICE                    53,300    GlobalSantaFe Corporation............     1,520,116       0.4
                                            40,600    +Input/Output, Inc. .................       333,326       0.1
                                             9,950    +Nabors Industries, Inc. ............       341,583       0.1
                                            46,700    +Rowan Companies, Inc. ..............       904,579       0.2
                                            33,400    Schlumberger Limited.................     1,835,330       0.4
                                            13,300    +Veritas DGC Inc. ...................       246,050       0.1
                                                                                             ------------     -----
                                                                                                5,844,479       1.4
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &              13,800    +The Shaw Group Inc. ................       324,300       0.1
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                 FOOD & DRUG RETAILING      11,800    +The Kroger Co. .....................       246,266       0.1
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS             162,400    Tyson Foods, Inc. (Class A)..........     1,875,720       0.4
                 -----------------------------------------------------------------------------------------------------
                 GAS UTILITIES              15,300    Dynegy Inc. (Class A)................       390,150       0.1
                                            10,100    El Paso Corporation..................       450,561       0.1
                                                                                             ------------     -----
                                                                                                  840,711       0.2
                 -----------------------------------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT       6,800    +Waters Corporation..................       263,500       0.1
                 &
                 SUPPLIES                    2,660    +Zimmer Holdings, Inc. ..............        81,236       0.0
                                                                                             ------------     -----
                                                                                                  344,736       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                 INDUSTRY           HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    HEALTH CARE PROVIDERS      22,500    Aetna Inc. (New Shares)..............  $    742,275       0.2%
                 &
(CONTINUED)      SERVICES                    5,600    +AMERIGROUP Corporation..............       122,360       0.0
                                            13,400    +Anthem, Inc. .......................       663,300       0.2
                                           228,100    +Beverly Enterprises, Inc. ..........     1,961,660       0.5
                                            30,000    HCA Inc. ............................     1,156,200       0.3
                                            14,600    +Humana Inc. ........................       172,134       0.0
                                             6,700    +Mid Atlantic Medical Services,
                                                        Inc. ..............................       152,090       0.0
                                            32,800    +WebMD Corporation...................       231,240       0.0
                                                                                             ------------     -----
                                                                                                5,201,259       1.2
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS         23,000    Colgate-Palmolive Company............     1,328,250       0.3
                                            16,650    The Procter & Gamble Company.........     1,317,515       0.3
                                                                                             ------------     -----
                                                                                                2,645,765       0.6
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                100,000    General Electric Company.............     4,008,000       0.9
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  53,900    ACE Limited..........................     2,164,085       0.5
                                            32,200    The Allstate Corporation.............     1,085,140       0.2
                                            82,100    Horace Mann Educators Corporation....     1,742,162       0.4
                                            11,000    +The Principal Financial Group,
                                                        Inc. ..............................       264,000       0.1
                                            22,100    +Prudential Financial, Inc. .........       733,499       0.2
                                             6,700    XL Capital Ltd. (Class A)............       612,112       0.1
                                                                                             ------------     -----
                                                                                                6,600,998       1.5
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                   6,700    Deere & Company......................       292,522       0.1
                                             6,900    Ingersoll-Rand Company...............       288,489       0.0
                                            25,000    Parker-Hannifin Corporation..........     1,147,750       0.3
                                            29,600    The Timken Company...................       478,928       0.1
                                                                                             ------------     -----
                                                                                                2,207,689       0.5
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      25,300    The Walt Disney Company..............       524,216       0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            22,200    Alcoa Inc. ..........................       789,210       0.2
                                            12,500    Arch Coal, Inc. .....................       283,750       0.0
                                            13,900    CONSOL Energy Inc. ..................       345,276       0.1
                                            85,300    Newmont Mining Corporation(i)........     1,630,083       0.4
                                            47,300    Nucor Corporation....................     2,505,008       0.6
                                                                                             ------------     -----
                                                                                                5,553,327       1.3
                 -----------------------------------------------------------------------------------------------------
                 MULTILINE RETAIL           50,100    Nordstrom, Inc. .....................     1,013,523       0.2
                                            21,450    Wal-Mart Stores, Inc. ...............     1,234,448       0.3
                                                                                             ------------     -----
                                                                                                2,247,971       0.5
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   3,400    Amerada Hess Corporation.............       212,500       0.1
                                            29,618    ChevronTexaco Corporation............     2,654,069       0.6
                                            31,150    Conoco Inc. .........................       881,545       0.2
                                            26,100    Kerr-McGee Corporation...............     1,430,280       0.3
                                             9,800    Noble Affiliates, Inc. ..............       345,842       0.1
                                            40,000    Occidental Petroleum Corporation.....     1,061,200       0.2
                                            19,500    +Stone Energy Corporation............       770,250       0.2
                                            50,000    USX-Marathon Group...................     1,500,000       0.4
                                            40,000    Unocal Corporation...................     1,442,800       0.3
                                             5,900    Valero Energy Corporation............       224,908       0.1
                                                                                             ------------     -----
                                                                                               10,523,394       2.5
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST             40,900    Bowater Incorporated.................     1,950,930       0.5
                 PRODUCTS
                                            30,400    Deltic Timber Corporation............       832,960       0.2
                                           107,500    Louisiana-Pacific Corporation........       907,300       0.2
                                                                                             ------------     -----
                                                                                                3,691,190       0.9
                 -----------------------------------------------------------------------------------------------------
                 PERSONAL PRODUCTS          33,300    The Gillette Company.................     1,112,220       0.3
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                 INDUSTRY           HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    PHARMACEUTICALS            16,700    Bristol-Myers Squibb Company.........  $    851,700       0.2%
(CONCLUDED)                                 27,000    Merck & Co., Inc. ...................     1,587,600       0.4
                                            54,000    Pfizer Inc. .........................     2,151,900       0.5
                                            35,350    Pharmacia Corporation................     1,507,677       0.3
                                            32,000    Schering-Plough Corporation..........     1,145,920       0.3
                                                                                             ------------     -----
                                                                                                7,244,797       1.7
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE                70,900    AMB Property Corporation.............     1,843,400       0.4
                                            40,200    Archstone-Smith Trust................     1,057,260       0.2
                                            13,300    Boston Properties, Inc. .............       505,400       0.1
                                            36,700    CarrAmerica Realty Corporation.......     1,104,670       0.3
                                           127,800    +Catellus Development Corporation....     2,351,520       0.6
                                            33,700    Equity Office Properties Trust.......     1,013,696       0.2
                                           634,000    +La Quinta Properties, Inc. .........     3,639,160       0.9
                                            34,300    Nationwide Health Properties,
                                                        Inc. ..............................       641,067       0.2
                                            51,100    +Saxon Capital Acquisition...........       511,000       0.1
                                           160,900    +Security Capital Group Incorporated
                                                        (Class B)..........................     4,082,033       1.0
                                            17,600    The St. Joe Company..................       488,400       0.1
                                            63,800    TrizecHahn Corporation...............     1,001,660       0.2
                                                                                             ------------     -----
                                                                                               18,239,266       4.3
                 -----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                10,400    Union Pacific Corporation............       592,800       0.1
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR              86,000    +Advanced Micro Devices, Inc. .......     1,363,960       0.3
                 EQUIPMENT
                 & PRODUCTS                109,100    +Agere Systems Inc. (Class A)........       620,779       0.1
                                            10,000    +Analog Devices, Inc. ...............       443,900       0.1
                                            59,500    +Lattice Semiconductor Corporation...     1,223,320       0.3
                                            40,200    +National Semiconductor
                                                        Corporation........................     1,237,758       0.3
                                            27,650    Texas Instruments Incorporated.......       774,200       0.2
                                                                                             ------------     -----
                                                                                                5,663,917       1.3
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                   65,000    +Oracle Corporation..................       897,650       0.2
                 -----------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL           20,000    Circuit City Stores--Circuit City
                                                        Group..............................       519,000       0.2
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         25,650    +Amdocs Limited......................       871,330       0.2
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                   13,400    +Sprint Corp. (PCS Group)............       327,094       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN THE UNITED STATES       134,714,417      30.8
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN STOCKS
                                                      (COST--$258,971,996)                    233,102,251      54.9
----------------------------------------------------------------------------------------------------------------------

                                                FACE
                                              AMOUNT           FIXED-INCOME SECURITIES
-------------------------------------------------------------------------------------------------------------------------
ARGENTINA                             US$    400,000    CTI Holdings SA,
                                                          0/11.50% due 4/15/2008(l)...........        44,000       0.0
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN
                                                        ARGENTINA                                     44,000       0.0
-------------------------------------------------------------------------------------------------------------------------
BRAZIL                                     2,200,000    Republic of Brazil,
                                                          11% due 8/17/2040(e)................     1,694,000       0.4
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN
                                                        BRAZIL                                     1,694,000       0.4
-------------------------------------------------------------------------------------------------------------------------
CHILE                                 US$  6,400,000    +Edelnor,
                                                          7.75% due 3/15/2006.................     2,496,000       0.6
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN CHILE     2,496,000       0.6
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                                FACE                                                           PERCENT OF
COUNTRY                                       AMOUNT           FIXED-INCOME SECURITIES             VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
FRANCE                                  E  4,700,000    Crown Cork & Seal SA,
                                                          6% due 12/06/2004...................  $  2,053,102       0.5%
                                             426,857    Societe Fonciere Lyonnaise SA,
                                                          4% due 10/31/2004 (Convertible
                                                          Bonds)..............................       412,892       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN
                                                        FRANCE                                     2,465,994       0.6
-------------------------------------------------------------------------------------------------------------------------
GERMANY                                   19,000,000    Bundesobligation,
                                                          3.25% due 2/17/2004.................    16,762,432       3.9
                                                        Bundesrepublic Deutschland:
                                           3,040,000      6.50% due 10/14/2005................     2,909,259       0.7
                                          44,930,000      5.25% due 1/04/2011.................    40,696,130       9.6
                                           7,730,000      4.75% due 7/04/2028.................     6,224,770       1.5
                                       DM  1,900,000    Colt Telecom Group PLC,
                                                          2% due 8/06/2005....................       530,877       0.1
                                           8,500,000    General Electric Capital Corporation,
                                                          4.375% due 4/15/2002................     3,879,291       0.9
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN
                                                        GERMANY                                   71,002,759      16.7
-------------------------------------------------------------------------------------------------------------------------
INDIA                                 US$  1,700,000    Reliance Industries Limited,
                                                          10.50% due 8/06/2046................     1,584,215       0.4
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN INDIA     1,584,215       0.4
-------------------------------------------------------------------------------------------------------------------------
JAPAN                                   Y111,000,000    Fuji International Finance,
                                                          0.25% due 2/01/2002 (Convertible
                                                          Preference Shares)..................       319,720       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN JAPAN       319,720       0.1
-------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG                            US$  1,000,000    Xerox Capial Europe PLC,
                                                          5.75% due 5/15/2002.................       985,000       0.2
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN
                                                        LUXEMBOURG                                   985,000       0.2
-------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                                1,255,000    Koninklijke (KPN) NV,
                                                          8% due 10/01/2010...................     1,258,137       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN THE
                                                        NETHERLANDS                                1,258,137       0.3
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                          E    950,000    Colt Telecom Group PLC,
                                                          2% due 3/29/2006....................       496,954       0.1
                                      US$  1,420,000    Crown Cork & Seal Finance PLC,
                                                          7% due 12/15/2006...................       582,200       0.1
                                        L    900,000    NTL Incorporated, Series B,
                                                          0/10.75% due 4/01/2003(l)...........       340,564       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN THE
                                                        UNITED KINGDOM                             1,419,718       0.3
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES                         US$    400,000    Calpine Corporation,
                                                          4% due 12/26/2006(a)................       462,000       0.1
                                           1,550,000    Corning Incorporated,
                                                          4.90% due 11/08/2015(b).............       809,875       0.2
                                                        Crown Cork & Seal Company, Inc.:
                                             200,000      7.125% due 9/01/2002................       136,000       0.0
                                             100,000      6.75% due 4/15/2003.................        57,000       0.0
                                                        Enron Corporation:
                                             450,000      6.625% due 10/15/2003...............        92,250       0.0
                                        E    280,000      4.375% due 4/08/2005................        42,383       0.0
                                      US$    800,000      +0% due 2/07/2021(a)(b).............        96,000       0.0
                                           1,200,000      +0% due 2/07/2021(b)................       150,000       0.0
                                           1,477,692    Federal Republic of Brazil C Bond,
                                                          8% due 4/15/2014....................     1,124,893       0.3
                                           3,056,000    Finova Group Inc.,
                                                          7.50% due 11/15/2009................     1,252,960       0.3
                                           2,750,000    Foster Wheeler Ltd.,
                                                        6.50% due 6/01/2007...................     1,636,250       0.4

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                        SHARES HELD/                                                           PERCENT OF
COUNTRY                                  FACE AMOUNT           FIXED-INCOME SECURITIES             VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES                         US$  1,150,000    Hynix Semiconductor America,
(CONCLUDED)                                               8.25% due 5/15/2004.................  $    770,500       0.2%
                                          11,700,000    KFW International Finance,
                                                          6.375% due 2/13/2008................    11,752,650       2.8
                                           1,400,000    Level 3 Communications Inc.,
                                                        11% due 3/15/2008.....................       728,000       0.2
                                             200,000    LibLife International BV,
                                                          6.50% due 9/30/2004.................       203,620       0.1
                                             400,000    Lucent Technologies Inc.,
                                                          7.25% due 7/15/2006.................       334,000       0.1
                                             200,000    Manugistics Group Inc.,
                                                          5% due 11/01/2007...................       168,968       0.0
                                           1,865,000    McDermott Inc.,
                                                          9.375% due 3/15/2002................     1,697,150       0.4
                                                        McLeodUSA Incorporated:
                                             600,000      +0/10.50% due 3/01/2007(l)..........       126,000       0.0
                                             200,000      +8.375% due 3/15/2008...............        45,000       0.0
                                           1,380,000      +12% due 7/15/2008..................       331,200       0.1
                                             100,000      +9.25% due 11/01/2008...............        23,000       0.0
                                             600,000      +11.50% due 5/01/2009...............       141,000       0.0
                                                        Metromedia Fiber Network:
                                           3,491,425      8% due 9/30/2006(h).................     3,386,682       0.8
                                           1,400,000      10% due 12/15/2009..................       406,000       0.1
                                        E    700,000      10% due 12/15/2009..................       160,495       0.0
                                      US$  1,350,000    Nextel Communications,
                                                          5.25% due 1/15/2010.................       810,844       0.2
                                             530,000    PG&E Corp.,
                                                          6.25% due 8/01/2003.................       520,725       0.1
                                           1,100,000    Roche Holdings Inc.,
                                                          6.42% due 4/20/2010(b)..............       644,875       0.2
                                             200,000    +Sanluis Corporation SA de CV,
                                                          8.875% due 3/18/2008................        36,000       0.0
                                           1,900,000    Shaw Group Inc.,
                                                          3.30% due 5/01/2021(b)..............       973,750       0.2
                                                        Solectron Corporation(b):
                                             700,000      3.619% due 5/08/2020................       370,562       0.1
                                           6,250,000      4.589% due 11/20/2020...............     2,640,619       0.6
                                             800,000    Southern California Edison,
                                                          5.625% due 10/01/2002...............       788,000       0.2
                                          10,000,000    US Treasury Notes,
                                                          3.50% due 1/15/2011(i)..............    10,175,976       2.4
                                                        Williams Communications Group, Inc.:
                                             200,000      11.70% due 8/01/2008................        82,000       0.0
                                           1,750,000      10.875% due 10/01/2009..............       717,500       0.2
                                             600,000      11.875% due 8/01/2010...............       246,000       0.1
                                               6,500    +Xerox Corporation, 7.50%
                                                          (Preferred).........................       444,750       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME SECURITIES IN THE
                                                        UNITED STATES                             44,585,477      10.5
-------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN FIXED-INCOME
                                                        SECURITIES (COST--$132,844,028)          127,855,020      30.1
-------------------------------------------------------------------------------------------------------------------------

                                                               SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***                   US$ 4,990,000    Export Development Corporation,
                                                         1.88% due 1/17/2002.................     4,985,831       1.2
                                          7,877,000    Gannett Company,
                                                         1.90% due 1/14/2002.................     7,871,595       1.8
                                          2,208,000    General Motors Acceptance Corp.,
                                                         1.98% due 1/02/2002.................     2,207,879       0.5
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                            16,000,000    Federal Home Loan Bank,
AGENCY OBLIGATIONS***                                    1.67% due 1/18/2002.................    15,987,382       3.8
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SHORT-TERM SECU-
                                                       RITIES (COST--$31,052,687)                31,052,687       7.3
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                            NOMINAL
                                              VALUE
OPTIONS                                     COVERED                                                           PERCENT OF
WRITTEN                                  BY OPTIONS                    ISSUE                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                 10,000    Analog Devices, Inc., expiring June
WRITTEN                                                  2002 at USD 55......................  $    (40,000)      0.0%
                                             20,200    Broadwing Inc., expiring April 2002 at
                                                         USD 12.5............................       (12,120)      0.0
                                             20,200    Broadwing Inc., expiring January 2002
                                                         at USD 10...........................       (11,110)      0.0
                                             10,200    Check Point Software Technologies
                                                         Ltd., expiring April 2002 at USD
                                                         45..................................       (44,880)      0.0
                                             20,000    Circuit City Stores--Circuit City
                                                         Group, expiring April 2002 at USD
                                                         15..................................      (230,000)     (0.1)
                                              5,000    Cisco Systems, Inc., expiring July
                                                         2002 at USD 27.5....................        (3,500)      0.0
                                              2,400    Hewlett-Packard Company, expiring May
                                                         2002 at USD 27.5....................        (1,560)      0.0
                                              6,900    Ingersoll-Rand Company, expiring March
                                                         2002 at USD 42.5....................       (16,215)      0.0
                                             14,900    National Semiconductor Corporation,
                                                         expiring May 2002 at USD 40.........       (29,800)      0.0
                                              6,700    Scientific-Atlanta, Inc., expiring
                                                         March 2002 at USD 22.5..............       (26,130)      0.0
                                             12,300    Sprint Corporation, expiring January
                                                         2002 at USD 25......................        (1,230)      0.0
                                              8,000    The Walt Disney Company, expiring July
                                                         2002 at USD 25......................        (7,600)      0.0
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL OPTIONS WRITTEN
                                                       (PREMIUMS RECEIVED--$354,978)               (424,145)     (0.1)
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS, NET OF OPTIONS
                                                       WRITTEN (COST--$422,513,673)..........   391,585,813      92.2
                                                       VARIATION MARGIN ON FINANCIAL FUTURES
                                                       CONTRACTS(f)..........................      (157,410)      0.0
                                                       UNREALIZED APPRECIATION ON FORWARD
                                                       FOREIGN EXCHANGE CONTRACTS--NET(g)....     1,347,960       0.3
                                                       OTHER ASSETS LESS LIABILITIES.........    31,765,753       7.5
                                                                                               ------------     -----
                                                       NET ASSETS............................  $424,542,116     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Global Depositary Receipts (GDR).

*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(c) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.

(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

(f) Financial futures contracts purchased as of December 31, 2001 were as follows:

-------------------------------------------------------------------------
NUMBER OF                                         EXPIRATION
CONTRACTS          ISSUE             EXCHANGE        DATE        VALUE
-------------------------------------------------------------------------
  119          DJ Euro Stoxx      Euronext Paris  March 2002  $ 4,060,295
   31             FTSE 100            LIFFE       March 2002    2,351,068
  178         Nikkei 225 Index        Osaka       March 2002   14,206,318
   57         S & P 500 Index          NYSE       March 2002   16,376,100
   51           Topix Index           Tokyo       March 2002    3,976,957
-------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT
PRICE--$40,777,840)                                           $40,970,738
                                                              ===========
-------------------------------------------------------------------------

(g) Forward foreign exchange contracts as of December 31, 2001 were as follows:

--------------------------------------------------------------------------------------------
          FOREIGN CURRENCY              EXPIRATION                        UNREALIZED
                SOLD                       DATE                    APPRECIATION/DEPRECIATION
--------------------------------------------------------------------------------------------
C$   14,200,000                        January 2002                       $  172,681
E     9,200,000                        January 2002                          (77,372)
Y 2,015,000,000                        January 2002                        1,252,651
--------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET
(US COMMITMENT--$33,817,744)
                                                                          $1,347,960
                                                                          ==========
--------------------------------------------------------------------------------------------

(h) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,387,000, representing 0.8% of net assets.

----------------------------------------------------------------------------------------------------------
ISSUE                                                         ACQUISITION DATE       COST         VALUE
----------------------------------------------------------------------------------------------------------
Metromedia Fiber Network:
  8% due 9/30/2006..........................................     10/01/2001       $2,672,760    $3,386,682
----------------------------------------------------------------------------------------------------------
TOTAL                                                                             $2,672,760    $3,386,682
                                                                                  ==========    ==========
----------------------------------------------------------------------------------------------------------

(i) All or a portion of security held as collateral in connection with open financial futures contracts.

(j) Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.

(k) Represents ownership in Broadband HOLDRs Trust. The Broadband HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry.

(l) Represents a step bond. The interest rate shown represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $8,055,299) (identified cost--$422,868,651)...............                  $392,009,958
Investments held as collateral for loaned securities, at
  value.....................................................                     9,132,300
Unrealized appreciation on forward foreign exchange
  contracts.................................................                     1,347,960
Cash........................................................                           610
Cash on deposit for financial futures contracts.............                       198,975
Foreign cash................................................                    26,312,029
Receivables:
  Interest..................................................  $  5,031,672
  Securities sold...........................................     2,071,059
  Dividends.................................................       572,733
  Capital shares sold.......................................        11,145
  Loaned securities.........................................         3,637       7,690,246
                                                              ------------
Prepaid expenses and other assets...........................                        43,812
                                                                              ------------
Total assets................................................                   436,735,890
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     9,132,300
Options written, at value (premiums received--$354,978).....                       424,145
Payables:
  Securities purchased......................................     1,833,856
  Investment adviser........................................       233,892
  Variation margin..........................................       157,410
  Capital shares redeemed...................................       146,091       2,371,249
                                                              ------------
Accrued expenses and other liabilities......................                       266,080
                                                                              ------------
Total liabilities...........................................                    12,193,774
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $424,542,116
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                  $  4,358,055
Paid-in capital in excess of par............................                   484,417,345
Accumulated investment loss--net............................  $ (2,822,833)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (32,372,850)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................   (29,037,601)
                                                              ------------
Total accumulated losses--net...............................                   (64,233,284)
                                                                              ------------
NET ASSETS..................................................                  $424,542,116
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $424,542,116 and 43,580,550
  shares outstanding........................................                  $       9.74
                                                                              ============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (net of $69,451 foreign withholding tax)...........                  $ 10,146,941
Dividends (net of $293,779 foreign withholding tax).........                     4,537,278
Securities lending--net.....................................                        90,467
                                                                              ------------
Total income................................................                    14,774,686
                                                                              ------------
EXPENSES:
Investment advisory fees....................................  $  3,026,313
Accounting services.........................................       162,357
Custodian fees..............................................       154,187
Professional fees...........................................        58,155
Printing and shareholder reports............................        50,665
Directors' fees and expenses................................        20,904
Pricing services............................................        12,905
Transfer agent fees.........................................         4,991
Registration fees...........................................            24
Other.......................................................        20,590
                                                              ------------
Total expenses..............................................                     3,511,091
                                                                              ------------
Investment income--net......................................                    11,263,595
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET:
Realized loss on:
  Investments--net..........................................   (17,264,269)
  Foreign currency transactions--net........................    (1,054,349)    (18,318,618)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (40,491,787)
  Foreign currency transactions--net........................       (51,263)    (40,543,050)
                                                              ------------    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $(47,598,073)
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                              ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2001             2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  11,263,595    $  13,251,879
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................    (18,318,618)      49,361,881
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    (40,543,050)    (125,146,910)
                                                              -------------    -------------
Net decrease in net assets resulting from operations........    (47,598,073)     (62,533,150)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (6,400,021)     (10,764,555)
In excess of investment income--net:
  Class A...................................................             --       (2,467,530)
Realized gain on investments--net:
  Class A...................................................             --      (52,980,663)
In excess of realized gain on investments--net:
  Class A...................................................             --      (18,955,617)
                                                              -------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (6,400,021)     (85,168,365)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (74,313,285)     (26,485,307)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (128,311,379)    (174,186,822)
Beginning of year...........................................    552,853,495      727,040,317
                                                              -------------    -------------
End of year*................................................  $ 424,542,116    $ 552,853,495
                                                              =============    =============
--------------------------------------------------------------------------------------------
* Accumulated investment loss--net..........................  $  (2,822,833)   $  (7,202,764)
                                                              =============    =============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                                  CLASS A
STATEMENTS.                                               ------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2001         2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $  10.85     $  14.13     $  13.41     $  14.71     $  13.87
                                                          --------     --------     --------     --------     --------
Investment income--net................................         .24+         .27+         .20+         .34          .35
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................       (1.20)       (1.62)        2.58          .76         1.21
                                                          --------     --------     --------     --------     --------
Total from investment operations......................        (.96)       (1.35)        2.78         1.10         1.56
                                                          --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net..............................        (.15)        (.24)        (.30)        (.55)        (.30)
  In excess of investment income--net.................          --         (.06)        (.05)          --           --
  Realized gain on investments--net...................          --        (1.20)       (1.71)       (1.70)        (.42)
  In excess of realized gain on investments--net......          --         (.43)          --         (.15)          --
                                                          --------     --------     --------     --------     --------
Total dividends and distributions.....................        (.15)       (1.93)       (2.06)       (2.40)        (.72)
                                                          --------     --------     --------     --------     --------
Net asset value, end of year..........................    $   9.74     $  10.85     $  14.13     $  13.41     $  14.71
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................      (8.86%)       9.62%       21.37%        8.87%       11.94%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .75%         .73%         .73%         .72%         .73%
                                                          ========     ========     ========     ========     ========
Investment income--net................................       2.42%        2.03%        1.49%        2.40%        2.33%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $424,542     $552,853     $727,040     $766,026     $869,647
                                                          ========     ========     ========     ========     ========
Portfolio turnover....................................     107.28%      118.64%      103.76%      120.59%      108.66%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Allocation Focus Fund (the "Fund") (formerly Global Strategy Focus Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a

--------------------------------------------------------------------------------

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $317,498 reduction in cost of securities (which in return results in a corresponding $317,498 increase in net unrealized appreciation and a corresponding $317,498 decrease in undistributed net investment income), based on securities held by the Fund as of December 31, 2000.

  The effect of this change for the year ended December 31, 2001 was to increase net investment income by $174,671, increase net unrealized depreciation by $136,877 and decrease net realized capital losses by $279,704. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

  (g) Securities lending --The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

--------------------------------------------------------------------------------

Accordingly, the current year's permanent book/tax differences of $166,145 have been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $2,276,325 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $6,828,975 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $1,021 in securities lending agent fees.

  For the year ended December 31, 2001, MLPF&S earned $166,444 in commissions on the execution of portfolio security transactions.

  For the year ended December 31, 2001, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $651 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $13,928 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $439,421,725 and $547,632,008, respectively.

  Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                          Gains          Gains
                                         (Losses)       (Losses)
------------------------------------------------------------------
Long-term investments................  $(15,475,391)  $(30,858,693)
Short-term investments...............           554             --
Option written.......................       811,641        (69,167)
Financial futures contracts..........    (2,601,073)       192,898
Forward foreign exchange contracts...     6,819,111      1,347,960
Foreign currency transactions........    (7,873,460)       349,401
                                       ------------   ------------
Total................................  $(18,318,618)  $(29,037,601)
                                       ============   ============
------------------------------------------------------------------

  At December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $32,228,402, of which $17,258,390 related to appreciated securities and $49,486,792 related to depreciated securities. At December 31, 2001, the aggregate cost of investments, including options written, for Federal income tax purposes was $424,238,360.

--------------------------------------------------------------------------------

  Transactions in call options written for the year ended December 31, 2001 were as follows:

---------------------------------------------------------------------
                                          Nominal Value
                                           Covered by       Premiums
                                         Options Written    Received
---------------------------------------------------------------------
Outstanding call options written,
 beginning of year.....................           --               --
Options written........................      403,300       $1,181,004
Options expired........................     (223,500)        (631,947)
Options closed.........................      (43,000)        (194,078)
                                            --------       ----------
Outstanding call options written, end
 of year...............................      136,800       $  354,979
                                            ========       ==========
---------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2001                          Shares        Amount
------------------------------------------------------------------
Shares sold............................     154,024   $  1,539,399
Shares issued to shareholders in
 reinvestment of dividends.............     657,086      6,400,021
                                         ----------   ------------
Total issued...........................     811,110      7,939,420
Shares redeemed........................  (8,205,080)   (82,252,705)
                                         ----------   ------------
Net decrease...........................  (7,393,970)  $(74,313,285)
                                         ==========   ============
------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2000                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................     165,604    $   2,273,235
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   7,727,662       85,168,365
                                      ----------    -------------
Total issued........................   7,893,266       87,441,600
Shares redeemed.....................  (8,371,734)    (113,926,907)
                                      ----------    -------------
Net decrease........................    (478,468)   $ (26,485,307)
                                      ==========    =============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                          12/31/2001   12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $6,400,021   $27,430,831
 Net long-term capital gains............          --    57,737,534
                                          ----------   -----------
Total taxable distributions.............  $6,400,021   $85,168,365
                                          ==========   ===========
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net................  $         --
 Undistributed long-term capital gains--net........            --
                                                     ------------
 Total undistributed earnings--net.................            --
                                                     ------------
 Capital loss carryforward.........................   (30,570,072)*
 Unrealized losses--net............................   (33,663,212)**
                                                     ------------
 Total accumulated losses--net.....................  $(64,233,284)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $30,570,072, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October capital losses for tax purposes and the deferral of post-October currency losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GLOBAL ALLOCATION FOCUS FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Allocation Focus Fund (formerly Global Strategy Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Allocation Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 2001, Global Bond Focus Fund's Class A Shares had a total return of -3.20%, compared to a total return of -0.80% for the unmanaged J.P. Morgan Global Government Bond Index for the same period. Until November, the Fund's overweighted position in dollar bloc bonds contributed positively to portfolio performance. However, despite reducing the position, a market sell-off and volatility later in the period offset many of these gains. Concerns over supply kept the pressure on Japanese bonds, but during the year yields fell marginally, which was a slight detriment to performance, as the portfolio remained underweighted throughout the year. Benefit from our overweighted duration European bond position did not come until later in 2001, as investors reacted to worsening economic data. However, once again, the market sold off sharply in the last two months of the period. In summary, the Fund has been subject to market volatility in a time when fixed-income funds should have been benefiting from positive performing markets.

  During the fiscal year, the yen, on balance, weakened. With the exception of some tactical trades, the Fund's underweighted exposure to the yen contributed to performance, as did the underweighted exposure to the euro in the first half of the year.

MARKET REVIEW

  The year to November was characterized by continuing weakening in economies globally. Although this type of environment typically is positive for bond holders, most of the major bond markets performed poorly in spring 2001. This was mainly because of inflationary concerns raised by the rapid pace of monetary policy easing by the Federal Reserve Board and special factors such as rising energy and food prices. Toward late summer, it became apparent that the expected recovery in the United States would be pushed further back, and inflationary fears abated. These developments led to a bond rally lasting from July to November. At the same time, yield curves steepened in most major markets, because of a general easing of monetary policy.

  In the United States, the Federal Reserve Board cut rates by 475 basis points (4.75%) during 2001 in order to provide liquidity to a slowing economy. Although there were a few positive indicators that surprised investors in the first part of the year, the economy failed to show any consistent signs of an early recovery. Expectations of easier monetary policy, combined with poor equity market performance and declining inflationary pressure, supported bond prices for most of the summer. In September, terrorist attacks led to a massive flight to quality and a rapid steepening of the yield curve. Yields on long-dated US Treasury issues rose amid concerns that additional expense and aid packages would result in the cancellation of the buyback program and even increased issuance. The announcement of the suspension of sales of 30-year US Treasury issues surprised investors at the end of October and led to a sharp rally in the long bond. However, prices returned to their pre-announcement levels in the second half of November, as there was a general sell-off in the bond market.

  Europe also faced falling interest rates in 2001, although the European Central Bank was much less proactive than the US Federal Reserve Board. The short end of the yield curve benefited throughout the year from expectations of further monetary policy easing. Longer-dated bonds were adversely affected by inflationary concerns early in the year, but performed well in the summer as it became clear that price pressures had been overestimated.

  In the United Kingdom, gilts started off the period well, but yields started to rise in March after the proposal to end the Minimum Funding Requirement reduced the attraction of long-dated gilts. Short-term yields fell steadily over the period as the Market Performance Committee implemented a series of interest rate cuts, taking the base rate to its lowest level in 40 years. In September, the gilts market reacted sharply to the events in the United States with the yield curve non-inverting.

  Continuing economic weakness supported Japanese bonds well until June 2001. In February, Standard & Poor's issued a credit downgrade, but this had little effect on the bond rally. In March, the Bank of Japan reacted to the deteriorating state of the economy with an effective return to a zero interest rate policy. The election of Prime Minister Koizumi bolstered bond prices, which were also supported by the proposal to limit debt issuance in coming years. The bond market was put under more pressure with the announcement of a supplementary budget in the autumn. At the end of November, Fitch Ratings downgraded Japan's sovereign debt from AA+ to AA and Moody's Investors

--------------------------------------------------------------------------------

Service and Standard & Poor's downgraded the debt by the same amount soon after.

BOND MARKET OUTLOOK

  The economic outlook in Western economies looks better for 2002 than it did in 2001. We believe equity returns should pick up, albeit slowly, and for the first time in two years bonds look set to underperform equities. We expect that high-quality, non-benchmark bonds will continue to make up a significant part of returns in aggregate portfolios, and spreads should narrow over the year. Significant risks in the credit system were emphasized in 2001 by high profile defaults, such as Enron Corporation in the United States and Railtrack Group in the United Kingdom.

  We believe the US economic recovery is likely to be slow and will probably not start in earnest until at least the second quarter, in our opinion. In Europe, the outlook looks slightly worse with data likely to continue to deteriorate for some months yet. This should help to prolong the bond rally for a little while. The British economy should continue to surge ahead of that in the United States and Europe, and the gilts market is likely to underperform in 2002. The outlook in Japan remains poor, as the economy struggles to escape from yet another recession. Overall, bond markets are likely to post lower returns this year than last, although the first few months of the year should see a continuation of the 2001 bond market rally.

  The yen is likely to weaken further over the coming year, although not necessarily in a straight line. Official Japanese policy continues to tolerate a weaker yen as part of a bigger plan for economic recovery. However, there may be some yen strength in the first quarter of the 2002, reflecting repatriation flows at the end of the financial year.

IN CONCLUSION

  We thank you for your investment in Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Trustee

/s/ Gareth Fielding
Gareth Fielding
Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                 GLOBAL BOND FOCUS FUND+--         JP MORGAN GLOBAL GOVERNMENT
                                                                      CLASS A SHARES*                      BOND INDEX++
                                                                 -------------------------         ---------------------------
7/1/93**                                                                   10000                              10000
12/93                                                                      10590                              10429
12/94                                                                      10144                              10562
12/95                                                                      11837                              12602
12/96                                                                      12786                              13156
12/97                                                                      13035                              13341
12/98                                                                      14680                              15384
12/99                                                                      13479                              14603
12/00                                                                      13529                              14945
12/01                                                                      13096                              14825

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ Global Bond Focus Fund invests in US and foreign government and corporate bonds denominated in various currencies.
++ This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States. The starting date for the Index in the graph is from 7/31/1993.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                   -3.20%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                                                  +0.48
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/01                                       +3.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2001                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +2.50%         -3.20%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001                  (IN US DOLLARS)
--------------------------------------------------------------------------------

NORTH                                       FACE                                                             PERCENT OF
AMERICA        INDUSTRY                   AMOUNT            FIXED-INCOME INVESTMENTS              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CANADA         FOREIGN           C$      350,000   Government of Canada, 8% due 6/01/2023....  $   278,084        1.1%
               GOVERNMENT
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
               SUPRANATIONAL           1,050,000   Inter-American Development Bank, 7.25% due
                                                     11/03/2003..............................      702,732        2.6
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN CANADA        980,816        3.7
------------------------------------------------------------------------------------------------------------------------
UNITED STATES  US GOVERNMENT &                     Fannie Mae:
               AGENCY
               OBLIGATIONS

                                 US$     900,000     7.125% due 6/15/2010....................      986,904        3.7
                                         551,000     7.25% due 5/15/2030.....................      620,735        2.3
                                                   US Treasury Bonds & Notes:
                                       1,760,000     3% due 11/30/2003.......................    1,761,373        6.6
                                       1,200,000     3.50% due 11/15/2006....................    1,156,500        4.3
                                         340,000     5% due 2/15/2011........................      338,725        1.2
                                         670,000     6% due 2/15/2026........................      689,370        2.6
                                         740,000     5.25% due 11/15/2028....................      691,093        2.6
                                         390,000     6.25% due 5/15/2030.....................      422,054        1.6
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                   UNITED STATES                                 6,666,754       24.9
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN NORTH AMERICA
                                                   (COST--$7,575,363)                            7,647,570       28.6
------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN
------------------------------------------------------------------------------------------------------------------------
JAPAN          BANKS             Y   101,000,000   KFW International Finance, 1% due
                                                     12/20/2004..............................      787,964        2.9
               ---------------------------------------------------------------------------------------------------
               SUPRANATIONAL         100,000,000   International Bank of Reconstruction and
                                                     Development, 4.50% due 3/20/2003........      802,823        3.0
                                      70,000,000   Japan Bank for International Cooperation,
                                                     2.875% due 7/28/2005....................      582,644        2.2
                                                                                               -----------      -----
                                                                                                 1,385,467        5.2
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                                   (COST--$2,616,457)                            2,173,431        8.1
------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------------
AUSTRIA        BANKS                  75,000,000   Oesterreich Kontrollbank, 1.80% due
                                                     3/22/2010...............................      606,322        2.3
               ---------------------------------------------------------------------------------------------------
               FOREIGN                67,000,000   Republic of Austria, 4.75% due
               GOVERNMENT                            12/20/2004..............................      579,268        2.1
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN AUSTRIA     1,185,590        4.4
------------------------------------------------------------------------------------------------------------------------
DENMARK        BANKS                 140,000,000   Deutsche Ausgleichsbank, 1.85% due
                                                     9/20/2010...............................    1,130,793        4.2
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN DENMARK     1,130,793        4.2
------------------------------------------------------------------------------------------------------------------------
FRANCE         FOREIGN                             French OAT:
               GOVERNMENT
               OBLIGATIONS

                                 E     2,300,000     5.25% due 4/25/2008.....................    2,103,775        7.9
                                         800,000     5.50% due 4/25/2010.....................      737,295        2.7
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN FRANCE      2,841,070       10.6
------------------------------------------------------------------------------------------------------------------------
GERMANY        BANKS                   2,435,000   Eurohypo AG, 4% due 2/01/2007.............    2,101,634        7.9
               ---------------------------------------------------------------------------------------------------
               FOREIGN                             Bundesrepublik Deutschland:
               GOVERNMENT
               OBLIGATIONS

                                       1,250,000     5.375% due 1/04/2010....................    1,138,813        4.3
                                         650,000     4.75% due 7/04/2028.....................      523,428        1.9
                                         600,000     6.25% due 1/04/2030.....................      595,883        2.2
                                                                                               -----------      -----
                                                                                                 2,258,124        8.4
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN GERMANY     4,359,758       16.3
------------------------------------------------------------------------------------------------------------------------
ITALY          FOREIGN           Y   155,000,000   Republic of Italy, 3.75% due 6/08/2005....    1,320,731        4.9
               GOVERNMENT
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN ITALY       1,320,731        4.9
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                  FACE                                                                 PERCENT OF
(CONCLUDED)        INDUSTRY            AMOUNT               FIXED-INCOME INVESTMENTS              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS    FOREIGN                             Netherlands Government Bond:
               GOVERNMENT
               OBLIGATIONS

                                 E       940,000     7.75% due 3/01/2005.....................  $   926,227        3.4%
                                       1,230,000     5.25% due 7/15/2008.....................    1,121,068        4.2
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                   NETHERLANDS                                   2,047,295        7.6
------------------------------------------------------------------------------------------------------------------------
SPAIN          FOREIGN           Y    70,000,000   Kingdom of Spain, 4.75% due 3/14/2005.....      610,032        2.3
               GOVERNMENT
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN SPAIN         610,032        2.3
------------------------------------------------------------------------------------------------------------------------
SWEDEN         FOREIGN           SEK   3,750,000   Swedish Government Bond, 3.50% due
               GOVERNMENT                            4/20/2006...............................      338,074        1.3
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN SWEDEN        338,074        1.3
------------------------------------------------------------------------------------------------------------------------
UNITED         FOREIGN           L       700,000   United Kingdom Gilt, 7.50% due
  KINGDOM      GOVERNMENT                            12/07/2006..............................    1,122,492        4.2
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
               SUPRANATIONAL             600,000   European Investment Bank, 7.625% due
                                                     12/07/2006..............................      956,498        3.6
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                   UNITED KINGDOM                                2,078,990        7.8
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN WESTERN EUROPE
                                                   (COST--$16,730,662)                          15,912,333       59.4
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS (COST--$26,922,482).....   25,733,334       96.1
                                                   UNREALIZED DEPRECIATION ON FORWARD FOREIGN
                                                   EXCHANGE CONTRACTS--NET*..................      (11,137)      (0.1)
                                                   OTHER ASSETS LESS LIABILITIES.............    1,065,422        4.0
                                                                                               -----------      -----
                                                   NET ASSETS................................  $26,787,619      100.0%
                                                                                               ===========      =====
------------------------------------------------------------------------------------------------------------------------

*Forward foreign exchange contracts as of December 31, 2001 were as follows:

-----------------------------------------------
FOREIGN                            UNREALIZED
CURRENCY         SETTLEMENT       APPRECIATION
PURCHASED           DATE         (DEPRECIATION)
-----------------------------------------------
Dkr 2,900,000   February 2002       $ (4,132)
Y 65,000,000    February 2002        (12,274)
-----------------------------------------------
TOTAL (US$
  COMMITMENT--$859,840)              (16,406)
                                    --------
-----------------------------------------------
FOREIGN
CURRENCY
SOLD
-----------------------------------------------
 C$  400,000    February 2002          4,639
L    400,000    February 2002            630
-----------------------------------------------
TOTAL (US$
  COMMITMENT--$836,759)                5,269
                                    --------
-----------------------------------------------
TOTAL UNREALIZED DEPRECIATION
ON FORWARD FOREIGN EXCHANGE
CONTRACTS--NET                      $(11,137)
                                    ========
-----------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$26,922,482)........                $25,733,334
Cash........................................................                    579,287
Interest receivable.........................................                    514,666
Prepaid expenses and other assets...........................                    479,031
                                                                            -----------
Total assets................................................                 27,306,318
                                                                            -----------
---------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts.................................................                     11,137
Payables:
  Custodian bank............................................  $   472,303
  Investment adviser........................................       13,948
  Capital shares redeemed...................................       13,213       499,464
                                                              -----------
Accrued expenses............................................                      8,098
                                                                            -----------
Total liabilities...........................................                    518,699
                                                                            -----------
---------------------------------------------------------------------------------------
NET ASSETS..................................................                $26,787,619
                                                                            ===========
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                $   347,460
Paid-in capital in excess of par............................                 31,629,487
Accumulated investment loss--net............................  $   (66,858)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (3,882,096)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................   (1,240,374)
                                                              -----------
Total accumulated losses--net...............................                 (5,189,328)
                                                                            -----------
NET ASSETS..................................................                $26,787,619
                                                                            ===========
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $26,787,619 and 3,474,602
  shares outstanding........................................                $      7.71
                                                                            ===========
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                $ 1,250,603
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   184,015
Professional fees...........................................       17,533
Accounting services.........................................       14,205
Custodian fees..............................................        9,118
Transfer agent fees.........................................        4,990
Pricing services............................................        4,352
Printing and shareholder reports............................        3,200
Directors' fees and expenses................................        1,350
Other.......................................................        3,475
                                                              -----------
Total expenses..............................................                    242,238
                                                                            -----------
Investment income--net......................................                  1,008,365
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................      167,028
  Foreign currency transactions--net........................   (1,668,134)   (1,501,106)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     (483,985)
  Foreign currency transactions--net........................      (32,549)     (516,534)
                                                              -----------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(1,009,275)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
DECREASE IN NET ASSETS:                                            2001            2000
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 1,008,365    $  1,845,672
Realized loss on investments and foreign currency
  transactions--net.........................................     (1,501,106)     (3,142,464)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........       (516,534)      1,104,494
                                                                -----------    ------------
Net decrease in net assets resulting from operations........     (1,009,275)       (192,298)
                                                                -----------    ------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Return of capital:
  Class A...................................................     (1,052,559)     (1,720,062)
                                                                -----------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (1,052,559)     (1,720,062)
                                                                -----------    ------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (5,799,246)     (9,837,529)
                                                                -----------    ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (7,861,080)    (11,749,889)
Beginning of year...........................................     34,648,699      46,398,588
                                                                -----------    ------------
End of year*................................................    $26,787,619    $ 34,648,699
                                                                ===========    ============
-------------------------------------------------------------------------------------------
*Accumulated investment loss--net...........................    $   (66,858)   $   (302,059)
                                                                ===========    ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                         CLASS A
FINANCIAL STATEMENTS.                                           ---------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  8.24    $  8.58    $  9.90    $  9.32    $  9.76
                                                                -------    -------    -------    -------    -------
Investment income--net+.....................................        .26        .39        .48        .55        .56
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................       (.52)      (.37)     (1.27)       .58       (.40)
                                                                -------    -------    -------    -------    -------
Total from investment operations............................       (.26)       .02       (.79)      1.13        .16
                                                                -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net....................................         --         --       (.25)      (.47)      (.29)
  In excess of investment income--net.......................         --         --       (.04)      (.08)      (.03)
  Return of capital.........................................       (.27)      (.36)      (.24)        --       (.28)
                                                                -------    -------    -------    -------    -------
Total dividends and distributions...........................       (.27)      (.36)      (.53)      (.55)      (.60)
                                                                -------    -------    -------    -------    -------
Net asset value, end of year................................    $  7.71    $  8.24    $  8.58    $  9.90    $  9.32
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................     (3.20%)      .37%     (8.18%)    12.62%      1.95%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .79%       .75%       .77%       .75%       .73%
                                                                =======    =======    =======    =======    =======
Investment income--net......................................      3.29%      4.74%      5.21%      5.72%      6.11%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $26,788    $34,649    $46,399    $69,416    $76,107
                                                                =======    =======    =======    =======    =======
Portfolio turnover..........................................    106.99%    239.14%    136.25%    127.93%    568.76%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Bond Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference

--------------------------------------------------------------------------------

between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $351,486 decrease in cost of securities (which in return results in a corresponding $351,486 decrease in net unrealized depreciation and a corresponding $351,486 increase in accumulated net investment loss), based on securities held by the Fund as of December 31, 2000.

  The effect of this change for the year ended December 31, 2001 was to increase net investment income by $7,422, increase net unrealized depreciation by $42,376 and decrease net realized capital losses by $301,688. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions and post-October losses. All of the net investment income dividends paid by the Fund for the years ended December 31, 2001 and December 31, 2000 were characterized as a return of capital.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,366,446 have been reclassified between accumulated net investment loss and accumulated net realized capital losses and $1,997,327 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of

--------------------------------------------------------------------------------

..60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2001, the Fund paid Merrill Lynch Securities Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $522 for providing security price quotations to compute the net asset value of the Fund.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $4,384 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $30,807,464 and $36,664,573, respectively.

  Net realized gains (losses) for the year ended December 31, 2001 and net unrealized losses as of December 31, 2001 were as follows:

------------------------------------------------------------------
                                          Realized
                                            Gains      Unrealized
                                          (Losses)       Losses
------------------------------------------------------------------
Long-term investments..................  $   166,504   $(1,189,148)
Short-term investments.................          524            --
Forward foreign exchange contracts.....        1,717       (11,137)
Foreign currency transactions..........   (1,669,851)      (40,089)
                                         -----------   -----------
Total..................................  $(1,501,106)  $(1,240,374)
                                         ===========   ===========
------------------------------------------------------------------

  At December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $1,189,148, of which $252,114 related to appreciated securities and $1,441,262 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $26,922,482.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2001                            Shares      Amount
------------------------------------------------------------------
Shares sold...............................     7,343   $    60,005
Shares issued to shareholders in
 reinvestment of dividends................   131,797     1,052,559
                                            --------   -----------
Total issued..............................   139,140     1,112,564
Shares redeemed...........................  (869,766)   (6,911,810)
                                            --------   -----------
Net decrease..............................  (730,626)  $(5,799,246)
                                            ========   ===========
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2000                          Shares        Amount
------------------------------------------------------------------
Shares sold............................       6,511   $     54,899
Shares issued to shareholders in
 reinvestment of distributions.........     210,533      1,720,062
                                         ----------   ------------
Total issued...........................     217,044      1,774,961
Shares redeemed........................  (1,418,841)   (11,612,490)
                                         ----------   ------------
Net decrease...........................  (1,201,797)  $ (9,837,529)
                                         ==========   ============
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

On January 2, 2002, an ordinary income dividend of $.018882 was declared. The dividend was paid on January 2, 2002, to shareholders of record on December 31, 2001.

--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                           12/31/2001   12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Tax return of capital...................  $1,052,559   $1,720,062
                                           ----------   ----------
Total taxable distributions..............  $1,052,559   $1,720,062
                                           ==========   ==========
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:

---------------------------------------------------------------
 Undistributed ordinary income--net...............  $        --
 Undistributed long-term capital gains--net.......           --
                                                    -----------
 Total undistributed earnings--net................           --
                                                    -----------
 Capital loss carryforward........................   (3,882,096)*
 Unrealized losses--net...........................   (1,307,232)**
                                                    -----------
 Total accumulated losses--net....................  $(5,189,328)
                                                    ===========
---------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $3,882,096 of which $1,603,524 expires in 2005, $949,896 expires in 2007, $1,191,958 expires in 2008 and $136,718 expires in 2009.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities, the deferral of post-October capital losses for tax purposes and the deferral of post-October currency losses for tax purposes.

7. LIQUIDATION PLAN:

The Fund's Board of Directors has approved a Plan of Liquidation and Termination (the "Plan"). Pursuant to the Plan, the Fund would liquidate substantially all of its assets upon receiving a substitution order from the Securities and Exchange Commission ("SEC"). An application for substitution has been filed with the SEC and its review is pending.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GLOBAL BOND FOCUS FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 2001, Global Growth Focus Fund's Class A Shares had a total return of -23.03%, compared to a return for the Lipper Global Funds Average of -17.25% and a return of -16.82% for the unmanaged Morgan Stanley Capital International World Stock Index for the same period.

  The primary reason for the Fund's overall total negative investment return was our industry focus. Our largest industry weighting during the year ended December 31, 2001 was insurance. During 2001, the overall investment return on stocks in this sector was negative. Secondarily, the major global equity markets experienced a decline in absolute values during the same time period. Positive stock price appreciation was experienced by the Fund's investments in US retail stocks. The Fund's third-largest equity investment on December 31, 2001 was Wal-Mart Stores, Inc. at 4.3% of net assets. At year-end 2001, more than 17% of the Fund's net assets was invested in US retailers. Increased valuations of US retailers in the second half of the year 2001 appears to be a result of increased real consumer spending from rising after-tax incomes, lower residential mortgage and other consumer finance rates and a recovery in US consumer confidence after the terrorist attacks on the United States on September 11, 2001.

  During the fiscal year ended December 31, 2001, the Fund had no equity investments in several industries where companies experienced absolute positive stock price appreciation, including basic materials, forest products, steel and industrial manufacturing. In our opinion, growth of capital investment in industrial and technology equipment and software starts after corporate profits have recovered and capacity utilization rates have risen. In December 2001, it appeared that real growth of US consumer spending was starting to recover as evidenced by spending on staple and household goods, including entertainment systems and media. At year-end 2001, 35.3% of the Fund's net assets were invested in the consumer discretionary sector, which is primarily US retailers and entertainment and media companies. Equity holdings in the consumer staples goods sector represented more than 10% of net invested assets.

  During the month of December 2001, we reduced the Fund's percentage of net assets in the US equity market from over 55% to 38.4% at year-end 2001. The exposure to the Japanese equity market, with a focus on consumer goods exporters, was increased from a low of about 1% of net assets to more than 5% at year-end 2001. Also, our investment exposure to the European markets was increased by year end at 46.9% of net assets. The investment exposure in the US equity market was focused on retailers, media and entertainment companies and ethical drug companies. During the second-half of calendar-year 2001, we became concerned about a continuing global decline in manufacturing activity levels, including most sectors of technology. The Fund's percentage exposure to technology is less than 1.5% with a small equity position in Canon, Inc. We are avoiding equity investments in technology companies until there is some meaningful evidence of a rise in capital spending intentions by corporations.

IN CONCLUSION

  We thank you for your continued investment in Global Growth Focus Fund of Merrill Lynch Variable Series Funds Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                                      MORGAN STANLEY CAPITAL
                                                                GLOBAL GROWTH FOCUS FUND++--        INTERNATIONAL WORLD STOCK
                                                                      CLASS A SHARES*                        INDEX++
                                                                ----------------------------        -------------------------
6/05/98**                                                                  10000                              10000
12/98                                                                      10820                              10660
12/99                                                                      15006                              13318
12/00                                                                      12755                              11563
12/01                                                                       9818                               9618

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** The Fund commenced operations on 6/05/98.
+ The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in the graph is from 6/30/98.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                  -23.03%
--------------------------------------------------------------------------------
Inception (6/05/98) to 12/31/01                                           - 0.52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2001                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    -8.02%        -23.03%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001                  (IN US DOLLARS)
--------------------------------------------------------------------------------

NORTH                                SHARES                                                                  PERCENT OF
AMERICA        INDUSTRIES              HELD                    INVESTMENTS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CANADA         MEDIA                132,200   +Rogers Communications, Inc. 'B'..............  $  2,245,984        1.8%
               ---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN CANADA                        2,245,984        1.8
------------------------------------------------------------------------------------------------------------------------
UNITED STATES  BIOTECHNOLOGY         22,000   +Amgen Inc. ..................................     1,241,460        1.0
               ---------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT      15,600   Schlumberger Limited..........................       857,220        0.7
               & SERVICE
               ---------------------------------------------------------------------------------------------------
               FOOD & DRUG           85,000   SYSCO Corporation.............................     2,228,700        1.7
               RETAILING
               ---------------------------------------------------------------------------------------------------
               INSURANCE             73,000   American International Group, Inc. ...........     5,796,200        4.5
               ---------------------------------------------------------------------------------------------------
               MEDIA                131,000   +AOL Time Warner Inc. ........................     4,205,100        3.3
                                     28,000   +Viacom, Inc. (Class B).......................     1,236,200        1.0
                                    212,116   The Walt Disney Company.......................     4,395,043        3.4
                                                                                              ------------      -----
                                                                                                 9,836,343        7.7
               ---------------------------------------------------------------------------------------------------
               MULTILINE RETAIL      39,000   Family Dollar Stores, Inc. ...................     1,169,220        0.9
                                     13,000   +Kohl's Corporation...........................       915,720        0.7
                                     60,000   Target Corporation............................     2,463,000        1.9
                                     95,000   Wal-Mart Stores, Inc. ........................     5,467,250        4.3
                                                                                              ------------      -----
                                                                                                10,015,190        7.8
               ---------------------------------------------------------------------------------------------------
               PHARMACEUTICALS       32,000   Johnson & Johnson.............................     1,891,200        1.5
                                     91,000   Merck & Co., Inc. ............................     5,350,800        4.2
                                                                                              ------------      -----
                                                                                                 7,242,000        5.7
               ---------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL      90,000   +Bed Bath & Beyond Inc. ......................     3,049,200        2.4
                                     78,000   The Home Depot, Inc. .........................     3,978,780        3.1
                                    105,000   Lowe's Companies, Inc. .......................     4,873,050        3.8
                                                                                              ------------      -----
                                                                                                11,901,030        9.3
               ---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE UNITED STATES            49,118,143       38.4
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN NORTH AMERICA
                                              (COST--$54,615,019)                               51,364,127       40.2
------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN
------------------------------------------------------------------------------------------------------------------------
JAPAN          AUTOMOBILES           40,000   Honda Motor Co., Ltd..........................     1,596,215        1.3
               ---------------------------------------------------------------------------------------------------
               HOUSEHOLD             37,000   Sony Corporation..............................     1,691,058        1.3
               DURABLES
               ---------------------------------------------------------------------------------------------------
               OFFICE                42,000   Canon, Inc....................................     1,445,292        1.1
               ELECTRONICS
               ---------------------------------------------------------------------------------------------------
               WIRELESS                 145   NTT DoCoMo, Inc...............................     1,703,800        1.3
               TELECOMMUNICATION
               SERVICES
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE
                                              PACIFIC BASIN (COST--$9,072,044)                   6,436,365        5.0
------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------------
FRANCE         DIVERSIFIED           19,000   France Telecom SA.............................       759,600        0.6
               TELECOMMUNICATION
               SERVICES
               ---------------------------------------------------------------------------------------------------
               FOOD PRODUCTS         18,000   Groupe Danone.................................     2,195,726        1.7
               ---------------------------------------------------------------------------------------------------
               HOTELS,               23,000   Accor SA......................................       836,166        0.7
               RESTAURANTS &
               LEISURE
               ---------------------------------------------------------------------------------------------------
               HOUSEHOLD             27,000   +Thomson Multimedia...........................       829,408        0.6
               DURABLES
               ---------------------------------------------------------------------------------------------------
               INSURANCE             65,000   Axa...........................................     1,358,350        1.1
               ---------------------------------------------------------------------------------------------------
               MEDIA                 36,000   Societe Television Francaise 1................       910,024        0.7
               ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                               SHARES                                                                  PERCENT OF
(CONCLUDED)    INDUSTRIES              HELD                    INVESTMENTS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
FRANCE         PERSONAL               8,000   L'Oreal SA....................................  $    576,267        0.4%
(CONCLUDED)    PRODUCTS
               ---------------------------------------------------------------------------------------------------
               PHARMACEUTICALS       21,717   Aventis SA....................................     1,527,608        1.2
                                     44,000   Sanofi-Synthelabo SA..........................     3,283,083        2.6
                                                                                              ------------      -----
                                                                                                 4,810,691        3.8
               ---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN FRANCE                       12,276,232        9.6
------------------------------------------------------------------------------------------------------------------------
GERMANY        DIVERSIFIED           45,000   Deutsche Telekom AG (Registered Shares).......       777,319        0.6
               TELECOMMUNICATION
               SERVICES
               ---------------------------------------------------------------------------------------------------
               INSURANCE             15,000   Allianz AG (Registered Shares)................     3,546,018        2.8
               ---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN GERMANY                       4,323,337        3.4
------------------------------------------------------------------------------------------------------------------------
ITALY          BANKS                264,750   Unicredito Italiano SpA.......................     1,063,158        0.8
               ---------------------------------------------------------------------------------------------------
               INSURANCE            170,162   Assicurazioni Generali........................     4,727,191        3.7
               ---------------------------------------------------------------------------------------------------
               MEDIA                800,000   +Seat Pagine Gialle SpA.......................       646,074        0.5
               ---------------------------------------------------------------------------------------------------
               WIRELESS             115,000   Telecom Italia Mobile (TIM) SpA...............       642,023        0.5
               TELECOMMUNICATION
               SERVICES
               ---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN ITALY                         7,078,446        5.5
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS    DIVERSIFIED          141,164   ING Groep NV..................................     3,599,831        2.8
               FINANCIALS
               ---------------------------------------------------------------------------------------------------
               FOOD & DRUG          138,000   Koninklijke Ahold NV..........................     4,015,562        3.2
               RETAILING
               ---------------------------------------------------------------------------------------------------
               HOUSEHOLD             52,000   Koninklijke (Royal) Philips Electronics NV....     1,545,521        1.2
               DURABLES
               ---------------------------------------------------------------------------------------------------
               INSURANCE            100,000   Aegon NV......................................     2,706,816        2.1
               ---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE NETHERLANDS              11,867,730        9.3
------------------------------------------------------------------------------------------------------------------------
SPAIN          BANKS                 61,929   Banco Bilbao Vizcaya, SA......................       766,468        0.6
                                    115,530   Banco Santander Central Hispano, SA...........       967,987        0.7
                                                                                              ------------      -----
                                                                                                 1,734,455        1.3
               ---------------------------------------------------------------------------------------------------
               DIVERSIFIED           56,000   +Telefonica SA................................       749,432        0.6
               TELECOMMUNICATION
               SERVICES
               ---------------------------------------------------------------------------------------------------
               MEDIA                232,000   Telefonica Publicidad e Informacion, SA.......       919,249        0.7
               ---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SPAIN                         3,403,136        2.6
------------------------------------------------------------------------------------------------------------------------
SWEDEN         HOUSEHOLD             40,000   Electrolux AB 'B'.............................       596,776        0.5
               DURABLES
               ---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SWEDEN                          596,776        0.5
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND    BANKS                 35,000   +Credit Suisse Group..........................     1,492,501        1.2
               ---------------------------------------------------------------------------------------------------
               INSURANCE             22,000   Swiss Re (Registered).........................     2,212,853        1.7
               ---------------------------------------------------------------------------------------------------
               PHARMACEUTICALS      170,000   Novartis AG (Registered Shares)...............     6,143,468        4.8
               ---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SWITZERLAND                   9,848,822        7.7
------------------------------------------------------------------------------------------------------------------------
UNITED         FOOD PRODUCTS        465,000   Unilever PLC..................................     3,816,932        3.0
KINGDOM
               ---------------------------------------------------------------------------------------------------
               PHARMACEUTICALS      211,495   GlaxoSmithKline PLC...........................     5,303,563        4.1
               ---------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL     218,000   Dixons Group PLC..............................       745,601        0.6
                                    137,000   Kingfisher PLC................................       799,553        0.6
                                                                                              ------------      -----
                                                                                                 1,545,154        1.2
               ---------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE UNITED KINGDOM           10,665,649        8.3
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN WESTERN EUROPE
                                              (COST--$66,537,888)                               60,060,128       46.9
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

SHORT-TERM                             FACE                                                                  PERCENT OF
SECURITIES                           AMOUNT                       ISSUE                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                       $8,000,000   Gannett Company, 1.90% due 1/10/2002..........  $  7,995,778        6.2%
PAPER*
                                  5,704,000   General Motors Acceptance Corp., 1.98% due
                                                1/02/2002...................................     5,703,373        4.5
                                  5,000,000   J.P. Morgan Securities Inc., 1.85% due
                                                1/16/2002...................................     4,995,889        3.9
                                  1,000,000   Tyco Capital Corporation, 1.88% due
                                                1/02/2002...................................       999,896        0.8
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                              (COST--$19,694,936)                               19,694,936       15.4
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS
                                              (COST--$149,919,887)..........................   137,555,556      107.5
                                              LIABILITIES IN EXCESS OF OTHER ASSETS.........    (9,629,960)      (7.5)
                                                                                              ------------      -----
                                              NET ASSETS....................................  $127,925,596      100.0%
                                                                                              ============      =====
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned
  of--$4,527,600) (identified cost--$149,919,887)...........                 $137,555,556
Investments held as collateral for loaned securities, at
  value.....................................................                    4,697,000
Foreign cash................................................                    1,273,731
Receivables:
  Securities sold...........................................  $    337,747
  Dividends.................................................       185,450
  Capital shares sold.......................................        49,313
  Loaned securities.........................................         2,559        575,069
                                                              ------------
Prepaid expenses and other assets...........................                       16,491
                                                                             ------------
Total assets................................................                  144,117,847
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    4,697,000
Payables:
  Securities purchased......................................    11,332,794
  Investment adviser........................................       112,696
  Capital shares redeemed...................................         1,430     11,446,920
                                                              ------------
Accrued expenses and other liabilities......................                       48,331
                                                                             ------------
Total liabilities...........................................                   16,192,251
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $127,925,596
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $  1,436,445
Paid-in capital in excess of par............................                  214,118,460
Accumulated investment loss--net............................  $    (52,012)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (75,213,256)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................   (12,364,041)
                                                              ------------
Total accumulated losses--net...............................                  (87,629,309)
                                                                             ------------
NET ASSETS..................................................                 $127,925,596
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $127,925,596 and 14,364,448
  shares outstanding........................................                 $       8.91
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $117,300 foreign withholding tax).........                 $  1,737,219
Interest....................................................                    1,584,470
Securities lending--net.....................................                       25,733
                                                                             ------------
Total income................................................                    3,347,422
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,703,149
Accounting services.........................................        95,573
Custodian fees..............................................        74,479
Professional fees...........................................        36,440
Registration fees...........................................        34,005
Printing and shareholder reports............................        25,564
Directors' fees and expenses................................        10,122
Pricing services............................................         5,441
Transfer agent fees.........................................         4,991
Other.......................................................         8,760
                                                              ------------
Total expenses..............................................                    1,998,524
                                                                             ------------
Investment income--net......................................                    1,348,898
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss on:
  Investments--net..........................................   (62,952,785)
  Foreign currency transactions--net........................       (45,858)   (62,998,643)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    (3,837,574)
  Foreign currency transactions--net........................         7,482     (3,830,092)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(65,479,837)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                              ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2001               2000
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,348,898       $  1,176,716
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................   (62,998,643)         4,611,025
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    (3,830,092)       (55,350,018)
                                                              -------------      ------------
Net decrease in net assets resulting from operations........   (65,479,837)       (49,562,277)
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (1,354,010)        (1,050,778)
Realized gain on investments--net:
  Class A...................................................            --         (5,728,751)
In excess of realized gain on investments--net:
  Class A...................................................            --        (12,387,451)
                                                              -------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (1,354,010)       (19,166,980)
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (83,692,698)       166,773,624
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (150,526,545)        98,044,367
Beginning of year...........................................   278,452,141        180,407,774
                                                              -------------      ------------
End of year*................................................  $127,925,596       $278,452,141
                                                              =============      ============
------------------------------------------------------------------------------------------------
* Accumulated investment loss--net..........................  $    (52,012)                --
                                                              =============      ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED      -----------------------------------------------
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               FOR THE YEAR ENDED         FOR THE PERIOD
                                                                        DECEMBER 31,            JUNE 5, 1998+
                                                               ------------------------------    TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001       2000       1999          1998
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $  11.70   $  14.78   $  10.82      $ 10.00
                                                               --------   --------   --------      -------
Investment income--net++....................................        .06        .06        .11          .03
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................      (2.75)     (2.26)      4.06          .79
                                                               --------   --------   --------      -------
Total from investment operations............................      (2.69)     (2.20)      4.17          .82
                                                               --------   --------   --------      -------
Less dividends and distributions:
  Investment income--net....................................       (.10)      (.05)      (.12)          --
  Realized gain on investments--net.........................         --       (.26)      (.09)          --
  In excess of realized gain on investments--net............         --       (.57)        --           --
                                                               --------   --------   --------      -------
Total dividends and distributions...........................       (.10)      (.88)      (.21)          --
                                                               --------   --------   --------      -------
Net asset value, end of period..............................   $   8.91   $  11.70   $  14.78      $ 10.82
                                                               ========   ========   ========      =======
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    (23.03%)   (15.00%)    38.69%        8.20%(++)
                                                               ========   ========   ========      =======
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .88%       .83%       .87%        1.03%*
                                                               ========   ========   ========      =======
Investment income--net......................................       .59%       .46%       .97%         .63%*
                                                               ========   ========   ========      =======
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $127,926   $278,452   $180,408      $19,657
                                                               ========   ========   ========      =======
Portfolio turnover..........................................    155.91%     95.98%     99.09%       15.25%
                                                               ========   ========   ========      =======
--------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Based on average shares outstanding.

(++) Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a

--------------------------------------------------------------------------------

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

  (g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $46,900 have been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

--------------------------------------------------------------------------------

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $1,174,250 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $3,522,750 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $527 in securities lending agent fees.

  In addition, MLPF&S received $130,181 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2001.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $22,126 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $291,922,166 and $306,010,680, respectively.

  Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $(62,957,113)    $(12,364,331)
Short-term investments..............          4,328               --
Foreign currency transactions.......        (45,858)             290
                                       ------------     ------------
Total...............................   $(62,998,643)    $(12,364,041)
                                       ============     ============
---------------------------------------------------------------------

  At December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $12,479,448, of which $3,714,608 related to appreciated securities and $16,194,056 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $150,035,004.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2001                         Shares         Amount
------------------------------------------------------------------
Shares sold...........................    1,108,417   $ 11,465,125
Shares issued to shareholders in
 reinvestment of dividends............      151,795      1,354,010
                                        -----------   ------------
Total issued..........................    1,260,212     12,819,135
Shares redeemed.......................  (10,703,322)   (96,511,833)
                                        -----------   ------------
Net decrease..........................   (9,443,110)  $(83,692,698)
                                        ===========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2000                          Shares        Amount
------------------------------------------------------------------
Shares sold............................  10,698,270   $157,896,768
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   1,606,163     19,166,980
                                         ----------   ------------
Total issued...........................  12,304,433    177,063,748
Shares redeemed........................    (704,520)   (10,290,124)
                                         ----------   ------------
Net increase...........................  11,599,913   $166,773,624
                                         ==========   ============
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                         12/31/2001    12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $1,354,010   $ 16,674,884
 Net long-term capital gains...........          --      2,492,096
                                         ----------   ------------
Total taxable distributions............  $1,354,010   $ 19,166,980
                                         ==========   ============
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net................  $         --
 Undistributed long-term capital gains--net........            --
                                                     ------------
 Total undistributed earnings--net.................            --
                                                     ------------
 Capital loss carryforward.........................   (67,641,756)*
 Unrealized losses--net............................   (19,987,553)**
                                                     ------------
 Total accumulated losses--net.....................  $(87,629,309)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $67,641,756, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized losses on certain futures and forward foreign currency contracts, the deferral of post-October capital losses for tax purposes and the deferral of post-October currency losses for tax purposes.

7. COMMITMENTS:

At December 31, 2001, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase various foreign currencies with an approximate value of $5,862,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GLOBAL GROWTH FOCUS FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  During the 12 months ended December 31, 2001, Government Bond Fund's Class A Shares had a total return of +7.04% compared to a return of +7.69% for the unmanaged Salomon Smith Barney Government/Mortgage Index. The differential in return was primarily a result of nominal outperformance by the mortgage sector during periods when the Fund was modestly underweighted in that sector.

  The structure of the Fund was influenced by our outlook on future interest rate movements, the direction of Federal Reserve Board monetary policy, the shape of the US Treasury yield curve and expectations relative to mortgage refinancing activity. As we entered 2001, our investment strategy was based upon a modest overweight in the Treasury and agency sectors with a corresponding underweight in the mortgage-backed security sector. Portfolio structure was based upon our belief that the impact of the Federal Reserve Board's monetary easing policy would result in a sharp increase in refinancing activity, which would then translate into accelerated prepayment speeds, all of which should have negative impact on the overall performance of the mortgage sector.

  Despite the technical and fundamental influences, the exact opposite occurred as mortgages outperformed Treasury and agency indexes during the first quarter of the year. Fortunately, our underweight was only modest in proportion, therefore Fund performance faired reasonably well compared to the Salomon Smith Barney Government/Mortgage Index. During this time, we completed the sale of most of our collateralized mortgage obligation holdings, as we preferred the significant liquidity advantage of owning mortgage collateral. Our mortgage holdings were primarily concentrated in lower coupons, as we felt the wave of prepayments would have the greatest impact on the higher coupons.

  Our strategy to underweight mortgage-backed securities (MBS) finally paid off as we moved through the second quarter of 2001 as market reaction to increased refinancing activity and faster prepayment speeds exacted their toll on mortgage performance. During this period, MBS underperformed all other sectors of the investment-grade market. However, by midyear, and consistent with the Federal Reserve Board's aggressive easing of monetary policy, the yield curve further steepened as short-term interest rates followed the Federal Funds rate lower and long-term interest rates pushed somewhat higher as investors priced in a less optimistic inflationary outlook. Within the context of this steepening of the yield curve, the mortgage sector began to outperform once again. At this point, we made the commitment to increase the mortgage allocation of the Fund up to an index neutral posture, accomplishing this via higher coupon collateral. Additionally, MBS yield spreads were attractive and consistent with our strategy to build a yield advantage, relative to the index, into the portfolio. While the Fund did maintain its overweighted position in agency issues, weightings in Treasury issues were reduced to a slight underweight, reflecting our belief that while agency issues offered reasonable relative value, Treasury issues would likely be range bound as the Federal Reserve Board concluded its monetary easing program.

  As we proceeded into the final quarter of 2001, we further reduced the Fund's exposure to the Treasury market in anticipation of an economic recovery and mortgage sector outperformance. By year end, the Fund's composition compared to the benchmark indicated a 5% overweight in MBS, a 10% underweight in Treasury securities and a 3% overweight in Federal agency securities. Cash reserves for the remaining 2% are expected to be kept at minimal levels given the prevailing shape of the yield curve.

IN CONCLUSION

  Going forward, we expect to emphasize spread product as an effective manner to build a yield advantage into the portfolio as we seek to improve our performance relative to the Index. We will continue to monitor mortgage spreads versus Treasury yields and swaps to determine the point at which to add further to our overweight. From a longer-term perspective, we believe that an improving economic environment and a correlating neutral Federal Reserve Board monetary policy should allow MBS to outperform Treasury issues and agency issues.

  We appreciate your investment in Government Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our

--------------------------------------------------------------------------------

investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

/s/ James J. Pagano
James J. Pagano
Portfolio Manager

January 25, 2002

---------------------------------------------------------
  We are pleased to announce that James J. Pagano has been named Portfolio Manager to Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. Mr. Pagano is Vice President and Portfolio Manager responsible for Core Fixed Income products, a position he has held since 1998. He joined Fund Asset Management, L.P. in 1997 and has held various positions at Merrill Lynch & Co. since 1992.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                              SALOMON SMITH BARNEY          MERRILL LYNCH US
                                                 GOVERNMENT BOND FUND+--       GOVERNMENT/MORTGAGE       TREASURY/AGENCY MASTER
                                                     CLASS A SHARES*                 INDEX++                    INDEX+++
                                                 -----------------------      --------------------       ----------------------
5/02/94**                                                 10000                       10000                       10000
12/94                                                     10179                       10068                       10074
12/95                                                     11689                       11863                       11919
12/96                                                     12023                       12300                       12248
12/97                                                     13091                       13468                       13424
12/98                                                     14238                       14647                       14746
12/99                                                     13982                       14561                       14435
12/00                                                     15590                       16357                       16327
12/01                                                     16688                       17614                       17688

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ Government Bond Fund invests in debt securities issued or guaranteed by the US
  Government, its agencies or instrumentalities.
++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. The starting date for the Index in the graph is from 5/31/94.
+++ This unmanaged Index is comprised of all US Government agency notes and bonds and US Treasury securities maturing in more than one year. The starting date for the Index in the graph is from 5/31/94.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
    AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
    ----------------------------------------------------------------------------

    PERIOD COVERED                                                      % RETURN
    ----------------------------------------------------------------------------
    One Year Ended 12/31/01                                               +7.04%
    ----------------------------------------------------------------------------
    Five Years Ended 12/31/01                                              +6.78
    ----------------------------------------------------------------------------
    Inception (5/02/94) through 12/31/01                                   +6.91
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
    RECENT PERFORMANCE RESULTS*
    ----------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2001                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +4.25%          +7.04%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                         US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK--8.3%                   Federal Home Loan Bank:
                              $10,000,000        5.125% due 9/15/2003.................................    $ 10,339,380
                               10,000,000        4.75% due 6/28/2004..................................      10,262,040
                                5,000,000        7.125% due 2/15/2005.................................       5,445,930
                                2,200,000        6.625% due 8/27/2007.................................       2,375,472
                                6,000,000        7.625% due 5/14/2010.................................       6,795,606
                                3,650,000        6.875% due 8/13/2010.................................       3,947,132
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN BANK
                                               (COST--$37,928,616)                                          39,165,560
----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--11.1%                             Freddie Mac--Gold Program:
                                5,000,000        5.25% due 1/15/2006..................................       5,104,350
                               15,000,000        6.875% due 9/15/2010.................................      16,188,300
                                  226,186        7.50% due 2/01/2023+.................................         235,979
                                   53,061        7.50% due 5/01/2024+.................................          55,297
                                1,386,581        7.50% due 6/01/2024+.................................       1,444,995
                                  975,396        7.50% due 7/01/2024+.................................       1,016,487
                                1,040,427        7.50% due 8/01/2024+.................................       1,084,256
                                  356,663        7.50% due 9/01/2024+.................................         371,688
                                  110,409        7.50% due 12/01/2024+................................         115,168
                                  475,439        7.50% due 4/01/2025+.................................         495,931
                                  631,429        7.50% due 8/01/2025+.................................         656,662
                                  210,724        7.50% due 11/01/2025+................................         219,145
                                  345,935        7.50% due 2/01/2026+.................................         360,846
                                   20,171        7.50% due 4/01/2026+.................................          20,965
                                   17,249        7.50% due 5/01/2026+.................................          17,938
                                3,899,986        6.30% due 5/15/2026+.................................       3,995,184
                                  103,239        7.50% due 7/01/2026+.................................         107,302
                                  523,260        7.50% due 8/01/2026+.................................         543,851
                                  729,749        7.50% due 2/01/2027+.................................         758,911
                                  362,358        7.50% due 4/01/2027+.................................         376,617
                                   31,424        7.50% due 6/01/2027+.................................          32,600
                                  144,608        7.50% due 10/01/2027+................................         150,020
                                   15,620        7.50% due 11/01/2027+................................          16,204
                                   10,309        7.50% due 12/01/2027+................................          10,695
                                  101,617        7.50% due 1/01/2028+.................................         105,420
                                    1,205        7.50% due 2/01/2028+.................................           1,249
                                   35,897        7.50% due 4/01/2028+.................................          37,200
                                  149,000        7.50% due 5/01/2028+.................................         154,406
                                   35,908        7.50% due 1/01/2029+.................................          37,124
                                   80,000        6.50% due 3/01/2029+.................................          80,419
                                  515,103        7.50% due 3/01/2029+.................................         532,546
                                  621,270        7.50% due 4/01/2029+.................................         640,647
                                  349,364        6.50% due 6/01/2029+.................................         351,234
                                7,300,170        6.50% due 7/01/2029+.................................       7,338,422
                                2,172,042        7% due 7/01/2029+....................................       2,215,605
                                   78,468        6.50% due 8/01/2029+.................................          78,879
                                   63,891        6.50% due 9/01/2029+.................................          64,226
                                   97,219        6.50% due 10/01/2029+................................          97,728
                                2,317,524        8% due 12/01/2029+...................................       2,435,125
                                3,020,379        8% due 4/01/2030+....................................       3,166,259
                                1,797,103        8% due 7/01/2030+....................................       1,883,900
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC
                                               (COST--$52,091,672)                                          52,599,780
----------------------------------------------------------------------------------------------------------------------
FANNIE MAE--35.7%                              Fannie Mae:
                                3,130,522        8% due 4/01/2008+....................................       3,309,777
                                3,500,000        6% due 5/15/2008.....................................       3,636,710
                                  258,267        6.50% due 12/01/2015+................................         263,516
                                4,112,355        6.50% due 1/01/2016+.................................       4,195,934
                                2,279,466        6.50% due 3/01/2016+.................................       2,325,592

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                         US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FANNIE MAE                                     Fannie Mae (concluded):
(CONCLUDED)
                              $   644,887        6.50% due 4/01/2016+.................................    $    657,905
                               10,999,999        6.50% due 6/01/2016+.................................      11,222,062
                                5,236,137        6% due 7/01/2016+....................................       5,252,500
                                3,436,436        6.50% due 7/01/2016+.................................       3,505,809
                                4,899,759        7% due 7/01/2016+....................................       5,074,006
                                  442,111        7% due 6/01/2028+....................................         452,158
                                  656,681        7% due 10/01/2028+...................................         671,605
                                  749,170        7% due 12/01/2028+...................................         766,195
                                1,833,278        7% due 2/01/2029+....................................       1,871,160
                                3,363,920        7% due 3/01/2029+....................................       3,433,431
                                6,218,425        7% due 5/01/2029+....................................       6,352,249
                               10,041,044        7% due 6/01/2029+....................................      10,251,576
                                1,872,315        7% due 7/01/2029+....................................       1,911,005
                                  648,417        7% due 8/01/2029+....................................         661,814
                                  299,774        7% due 9/01/2029+....................................         305,968
                                  542,288        7% due 10/01/2029+...................................         553,494
                                  809,275        7% due 11/01/2029+...................................         825,997
                                  468,402        7% due 12/01/2029+...................................         478,080
                                  154,720        7% due 1/01/2030+....................................         157,917
                                  944,919        7% due 2/01/2030+....................................         963,988
                                  637,715        8% due 2/01/2030+....................................         669,890
                                1,602,716        7% due 3/01/2030+....................................       1,635,239
                                1,632,497        7% due 4/01/2030+....................................       1,665,441
                                   19,407        8% due 4/01/2030+....................................          20,338
                                   36,065        8% due 6/01/2030+....................................          37,795
                                  591,371        8% due 7/01/2030+....................................         619,735
                                   34,876        8% due 9/01/2030+....................................          36,548
                                  473,417        8% due 10/01/2030+...................................         496,124
                                  646,814        8% due 11/01/2030+...................................         677,838
                                9,529,954        7.50% due 12/01/2030+................................       9,844,823
                                  167,500        8% due 12/01/2030+...................................         175,534
                                  422,730        8% due 1/01/2031+....................................         443,006
                                2,989,322        7.50% due 2/01/2031+.................................       3,085,540
                                  678,141        8% due 2/01/2031+....................................         710,668
                                4,907,266        7.50% due 3/01/2031+.................................       5,069,402
                                4,153,104        7.50% due 5/01/2031+.................................       4,286,782
                               32,784,817        6.50% due 7/01/2031+.................................      32,838,093
                                1,883,947        6.50% due 8/01/2031+.................................       1,887,008
                               19,999,997        7% due 9/01/2031+....................................      20,399,997
                               10,001,000        6.50% due 12/01/2031+................................      10,017,252
                                5,500,000      Fannie Mae 1998-M7 "B", 6.318% due 5/25/2018...........       5,695,569
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FANNIE MAE
                                               (COST--$167,767,908)                                        169,413,070
----------------------------------------------------------------------------------------------------------------------
GINNIE MAE--5.3%                               Ginnie Mae+:
                               11,747,479        6.50% due 2/15/2028..................................      11,815,126
                               13,428,512        6.50% due 7/20/2031..................................      13,432,037
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL GINNIE MAE
                                               (COST--$25,047,745)                                          25,247,163
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT FUNDING          3,335,000      Private Export Funding Corporation,
CORPORATION--0.8%                              7.01% due 4/30/2004....................................       3,563,814
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL PRIVATE EXPORT FUNDING CORPORATION
                                               (COST--$3,475,183)                                            3,563,814
----------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                               Tennessee Valley Authority:
AUTHORITY--2.6%
                                5,000,000        5.375% due 11/13/2008................................       4,984,350
                                7,000,000        6.75% due 11/01/2025.................................       7,451,640
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL TENNESSEE VALLEY AUTHORITY
                                               (COST--$11,333,847)                                          12,435,990
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                         US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                            US Treasury Bonds:
NOTES--23.2%
                              $ 6,260,000        7.50% due 11/15/2016.................................    $  7,402,450
                                2,910,000        8.125% due 8/15/2019.................................       3,674,341
                                5,170,000        7.25% due 8/15/2022..................................       6,083,642
                               11,390,000        6.25% due 8/15/2023..................................      12,050,278
                                2,910,000        6.625% due 2/15/2027.................................       3,235,542
                                               US Treasury Notes:
                                2,910,000        4.75% due 1/31/2003..................................       2,990,491
                                2,910,000        4% due 4/30/2003.....................................       2,972,740
                               18,190,000        3.875% due 7/31/2003.................................      18,528,152
                                2,910,000        6% due 8/15/2004.....................................       3,088,237
                                8,950,000        7.50% due 2/15/2005..................................       9,899,505
                                8,220,000        5.75% due 11/15/2005.................................       8,681,060
                                2,910,000        5.625% due 2/15/2006.................................       3,065,947
                                8,950,000        6.125% due 8/15/2007.................................       9,621,250
                                7,350,000        4.75% due 11/15/2008.................................       7,317,807
                                4,370,000        6.50% due 2/15/2010..................................       4,796,774
                                6,480,000        5% due 2/15/2011.....................................       6,455,700
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL US TREASURY BONDS & NOTES
                                               (COST--$112,406,992)                                        109,863,916
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$410,051,963)--87.0%                                 412,289,293
----------------------------------------------------------------------------------------------------------------------
                                               SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS*--2.9%   13,645,000      UBS Warburg Corp. LLC, purchased on 12/31/2001 to yield
                                                 1.70% to 1/02/2002...................................      13,645,000
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$13,645,000)--2.9%                                    13,645,000
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$423,696,963)--89.9%............................     425,934,293
                                               OTHER ASSETS LESS LIABILITIES--10.1%...................      47,831,015
                                                                                                          ------------
                                               NET ASSETS--100.0%.....................................    $473,765,308
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

  * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

  + Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$423,696,963).......                $425,934,293
Cash........................................................                         105
Receivables:
  Capital shares sold.......................................  $43,848,740
  Interest..................................................    4,218,638     48,067,378
                                                              -----------
Prepaid expenses and other assets...........................                      38,757
                                                                            ------------
Total assets................................................                 474,040,533
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................      188,371
  Capital shares redeemed...................................       14,849        203,220
                                                              -----------
Accrued expenses and other liabilities......................                      72,005
                                                                            ------------
Total liabilities...........................................                     275,225
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $473,765,308
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                $  4,439,141
Paid-in capital in excess of par............................                 466,569,257
Undistributed investment income--net........................  $ 1,653,494
Accumulated realized capital losses on investments--net.....   (1,133,914)
Unrealized appreciation on investments--net.................    2,237,330
                                                              -----------
Total accumulated earnings--net.............................                   2,756,910
                                                                            ------------
NET ASSETS..................................................                $473,765,308
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $473,765,308 and 44,391,406
  shares outstanding........................................                $      10.67
                                                                            ============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................               $22,361,091
Securities lending--net.....................................                    63,399
                                                                           -----------
Total income................................................                22,424,490
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,962,079
Accounting services.........................................     149,365
Custodian fees..............................................      53,903
Professional fees...........................................      41,192
Printing and shareholder reports............................      34,843
Pricing services............................................      18,422
Directors' fees and expenses................................      13,615
Registration fees...........................................       8,768
Transfer agent fees.........................................       4,990
Other.......................................................      10,979
                                                              ----------
Total expenses..............................................                 2,298,156
                                                                           -----------
Investment income--net......................................                20,126,334
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                10,513,645
Change in unrealized appreciation on investments--net.......                (5,054,605)
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $25,585,374
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 20,126,334    $ 21,641,775
Realized gain (loss) on investments--net....................      10,513,645      (7,042,722)
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (5,054,605)     22,791,707
                                                                ------------    ------------
Net increase in net assets resulting from operations........      25,585,374      37,390,760
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (20,018,265)    (20,468,359)
Realized gain on investments--net:
  Class A...................................................      (1,591,198)             --
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (21,609,463)    (20,468,359)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     137,570,286     (47,097,161)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     141,546,197     (30,174,760)
Beginning of year...........................................     332,219,111     362,393,871
                                                                ------------    ------------
End of year*................................................    $473,765,308    $332,219,111
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  1,653,494    $  1,560,206
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                           --------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  10.54    $  10.03    $  10.88    $  10.60    $  10.40
                                                                --------    --------    --------    --------    --------
Investment income--net......................................         .55++       .64++       .61         .59         .63
Realized and unrealized gain (loss) on investments--net.....         .17         .47        (.80)        .31         .25
                                                                --------    --------    --------    --------    --------
Total from investment operations............................         .72        1.11        (.19)        .90         .88
                                                                --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net....................................        (.55)       (.60)       (.66)       (.60)       (.63)
  In excess of investment income--net.......................          --          --          --+         --          --
  Realized gain on investments--net.........................        (.04)         --          --        (.02)       (.05)
  In excess of realized gain on investments--net............          --          --          --          --          --+
                                                                --------    --------    --------    --------    --------
Total dividends and distributions...........................        (.59)       (.60)       (.66)       (.62)       (.68)
                                                                --------    --------    --------    --------    --------
Net asset value, end of year................................    $  10.67    $  10.54    $  10.03    $  10.88    $  10.60
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................       7.04%      11.50%      (1.80%)      8.76%       8.88%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        .59%        .57%        .55%        .56%        .51%
                                                                ========    ========    ========    ========    ========
Expenses....................................................        .59%        .57%        .55%        .56%        .57%
                                                                ========    ========    ========    ========    ========
Investment income--net......................................       5.13%       6.26%       5.86%       5.66%       6.26%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $473,765    $332,219    $362,394    $350,416    $179,820
                                                                ========    ========    ========    ========    ========
Portfolio turnover..........................................     155.31%      70.01%     116.59%      43.10%     117.65%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Advisor waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
+Amount is less than $.01 per share.
++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Government Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,372,384 reduction in cost of securities (which in return results in a corresponding $1,372,384 increase in net unrealized appreciation and a corresponding $1,372,384 decrease in undistributed net investment income), based on securities held by the Fund as of December 31, 2000.

  The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $89,704, increase net unrealized appreciation by $104,451 and increase net realized capital gains by $1,357,637. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities,

--------------------------------------------------------------------------------

it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,357,603 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $1 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML& Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2001, Merrill Lynch Securities Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, earned $2,613 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $26,196 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $679,508,097 and $583,836,381, respectively.

  Net realized gains for the year ended December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:

--------------------------------------------------------------------
                                            Realized      Unrealized
                                             Gains          Gains
--------------------------------------------------------------------
Long-term investments..................   $10,513,542     $2,237,330
Short-term investments.................           103             --
                                          -----------     ----------
Total..................................   $10,513,645     $2,237,330
                                          ===========     ==========
--------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $2,113,104, of which $5,401,504 related to appreciated securities and $3,288,400 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $423,821,189.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  15,198,276    $162,374,309
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   2,026,588      21,609,463
                                       ----------    ------------
Total issued.........................  17,224,864     183,983,772
Shares redeemed......................  (4,357,743)    (46,413,486)
                                       ----------    ------------
Net increase.........................  12,867,121    $137,570,286
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,863,267    $ 19,068,369
Shares issued to shareholders in
 reinvestment of dividends...........   2,022,626      20,468,359
                                       ----------    ------------
Total issued.........................   3,885,893      39,536,728
Shares redeemed......................  (8,497,424)    (86,633,889)
                                       ----------    ------------
Net decrease.........................  (4,611,531)   $(47,097,161)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

On January 2, 2002, an ordinary income dividend of $.039601 was declared. The dividend was paid on January 2, 2002, to shareholders of record on December 31, 2001.

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                         12/31/2001    12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $20,018,300   $20,468,359
 Net long-term capital gains...........    1,591,163            --
                                         -----------   -----------
Total taxable distributions............  $21,609,463   $20,468,359
                                         ===========   ===========
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings on a tax basis were as follows:

---------------------------------------------------------------
 Undistributed ordinary income--net................  $1,757,944
 Undistributed long-term capital gains--net........          --
                                                     ----------
 Total undistributed earnings--net.................   1,757,944
                                                     ----------
 Capital loss carryforward.........................          --
 Unrealized gains--net.............................     998,966*
                                                     ----------
 Total accumulated earnings--net...................  $2,756,910
                                                     ==========
---------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GOVERNMENT BOND FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

MARKET REVIEW

  The six months ended December 31, 2001 was a volatile period for the financial markets, and the high-yield sector was no exception. In the aftermath of the terrorist attacks, September's return was one of the worst in the history of the asset class. However, aided by strong inflows into high-yield mutual funds and rising equity markets, and despite a weak US Treasury market, the high-yield market, as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index, posted a solid return of +5.66% for the fourth quarter of 2001.

  The year has seen a rising level of credit distress, reflecting the failure of many startup phase enterprises in the telecommunications sector as well as the impact of a weak economy on the industrial sector, particularly steel. The Moody's Investors Service default rate (issuer basis) for the trailing 12-month period ended December 31, 2001 was 10.19%, up from 5.88% in the same year-ago period. The CSFB High Yield Index, which uses a different methodology, reported a rolling 12-month default rate of 9.03% for the year ended December 31, 2001, up from 4.50% in 2000. Moreover, the ratio of rating agency (Moody's Investors Service and Standard & Poor's) downgrades to upgrades for the fourth quarter of 2001 was 7.58:1, the highest level since at least the early 1990s. Nevertheless, high-yield mutual funds received inflows of $7.1 billion for the year 2001, in sharp contrast to 2000's outflows of $12.3 billion. The new-issue market also revived, as 303 issues came to market, raising proceeds of $87.0 billion. This compared with 2000's figures of 135 new issues and proceeds of $41.6 billion.

FISCAL YEAR IN REVIEW

  Against this backdrop, the Fund's Class A Shares had a total return of +4.01% for the 12 months ended December 31, 2001. This lagged the CSFB High Yield Index's return of +5.80% for the same period. However, the Fund did fare well compared to its high-yield competitors, as the average return for its Lipper peer group was +1.81%. While our sector allocations were generally quite good, poor security selection outweighed these choices. For example, our overweighted position in the paper/packaging sector aided performance, as this sector posted a strong return for the year. However, two of our credits, Consolidated Container Company (one of the Fund's ten largest holdings) and US Can Corporation, both ran into operating problems during the year, sending their bond prices down.

  Wireless was another sector where our weighting proved prescient, but sharp deterioration in two credits--Nextel International Inc. and Millicom International Cellular SA--both owing to funding concerns, sent these bonds into precipitous declines. Finally, the utility sector, which had been quite stable for most of the year, weakened late in the year in the aftermath of the Enron Corporation bankruptcy. Independent power producers (IPPs) Calpine Corporation and AES Corporation--both major high-yield issuers--saw their bonds decline on a combination of investor fears--accounting issues, potential overbuilding and access to capital. The Fund holds bonds of three AES entities, which together amount to one of the Fund's ten largest holdings. The Fund also suffered its share of defaults, including Amresco Inc., PSINet, and Republic Technologies. There were some bright notes during the year, such as the takeover of Clearnet Communications by investment-grade Telus Corporation and the remarkable rebound in the bonds of GS Superhighway Holdings.

  We took advantage of the September 2001 sell-off to establish new positions in the lodging sector--Extended Stay America, Meristar Hospitality Corp. and Starwood Hotels & Resorts. The Extended Stay America bond has rebounded about 10 points since our initial purchase, as investors have grown more comfortable with the staying power of the company's limited service format in a reduced travel environment. We also began to increase the Fund's exposure to the food and beverage sectors in the fourth quarter of 2001. Purchases in the new-issue and secondary markets included the bonds of Cott Beverages Inc., Dimon Incorporated, Land O'Lakes Inc. and New World Pasta Company. We also purchased several higher-quality (BB-rated or better) bonds during the six-month period--AmeriGas Partners, L.P. (propane distribution), American Airlines (an equipment trust certificate), Autonation, Inc. (automotive retailing), Bowater Canada Finance (forest products), Dana Corporation (auto parts), Norkse Skog (forest products), Smithfield Foods Inc. and United States Steel LLC.

  In December, the Fund experienced a large redemption. Therefore, we liquidated several premium bonds, including Belo, LIN Television Corporation and HealthSouth Corporation. We also reduced positions in several names that had made strong recoveries from earlier in the year, such as Extendicare Health Services, GS Superhighway, and Sea Containers Ltd.

--------------------------------------------------------------------------------

  At year end, the Fund's largest sectors were: utility (including IPPs), 14.4% of the Fund's market value; forest products/containers, 12.2%; energy, 9.9%; cable, 8.5%; and manufacturing, 5.7%. Foreign bonds comprised 21.5% of the Fund, with emerging market issues (mostly Latin America corporates) accounting for 7.5% of the Fund's market value. At December 31, 2001, the average maturity was six years, three months, and cash and cash equivalents amounted to 3.3% of market value.

INVESTMENT OUTLOOK

  While our outlook for 2002 is optimistic, we acknowledge several negatives:

  - Economic weakness will continue to pressure earnings well into the second half of 2002. Thus, credit quality remains important. We expect default rates to remain high. Moody's Investors Service is forecasting an 11% default rate in 2002.

  - Bank lending practices should remain stringent for most of the year. Companies that might have experienced forbearance in other years may be forced into bankruptcy.

  - Access to capital markets for marginal companies is likely to be restricted. This means that weak companies will be unable to raise funds in the debt or equity markets to repair balance sheets.

  The positive factors that underpin our outlook include the following:

  - Problem areas of the high-yield market already discount the worse-case scenarios. There are few optimists left on weak credits so problem issues are already trading at distressed levels.

  - The market will discount the economic recovery long before the numbers support this view. Already the improved trend in equities may be reflecting recovery. During the past eight cycles, the stock market has anticipated recovery by an average of three months-four months. We believe a broad-based rally in the high-yield market is likely to follow suit of the stock market.

  - We believe the quality of new issues is quite good and pricing is attractive. This trend will likely stay in place all year. Many BBB-rated issues have been priced comparably to lower-rated credits and should be considered.

  - Liquidity conditions are extremely positive for bonds. The current level of interest rates and the positive inflation outlook will attract interest in bonds.

  - By historic standards, stock market valuation is quite full. US Treasury bonds are less than compelling. For these reasons, we believe that strategists will look favorably on corporate bonds in general and high-yield issues in particular, as the latter are regarded as being the most undervalued.

  At year end, the Fund's credit quality profile carried a heavier weighting in the single B-rated category compared to the CSFB High Yield Index. While we do not get overly fixated on ratings (as the market often reacts well before ratings change), we believe the B-rated bonds generally offer the best relative value. Occasionally, BBB-rated issues can offer compelling value, as was the case with the Bowater Canada Finance issue that came last October at a spread of 375 basis points (3.75%) over US Treasury issues.

  As for industries, we continue to favor the packaging sector with its stable end markets, the forest products sector for its hard assets, and utility/IPP sector, which has already shown signs of rebounding from December's decline. We expect to continue to underweight autos, housing and fixed telecommunications. We may occasionally take positions in distressed securities, as this universe is likely to continue to grow. Finally, through the first three quarters of 2001, some $115 billion of investment-grade debt was downgraded to speculative grade. There is some academic research that suggests that these fallen angels tend to outperform. Given that we expect more will come in 2002, this will create attractive opportunities for high-yield investors.

IN CONCLUSION

  We appreciate your investment in High Current Income Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert F. Murray
Robert F. Murray
Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                HIGH CURRENT INCOME FUND+--      CREDIT SUISSE FIRST BOSTON HIGH
                                                                      CLASS A SHARES*                     YIELD INDEX++
                                                                ---------------------------      -------------------------------
12/91                                                                      10000                              10000
12/92                                                                      12005                              11665
12/93                                                                      14147                              13871
12/94                                                                      13639                              13736
12/95                                                                      15986                              16124
12/96                                                                      17788                              18127
12/97                                                                      19745                              20415
12/98                                                                      19135                              20534
12/99                                                                      20274                              21208
12/00                                                                      18837                              20103
12/01                                                                      19592                              21271

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ High Current Income Fund invests principally in fixed-income securities, which are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality.
++ This unmanaged market-weighted Index of high-yield debt securities is comprised of 1,625 securities rated BBB or lower.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

                       PERIOD COVERED                         % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/01                                         +4.01%
----------------------------------------------------------------------
Five Years Ended 12/31/01                                       +1.95
----------------------------------------------------------------------
Ten Years Ended 12/31/01                                        +6.96
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2001                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -2.26%         +4.01%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE &                 B+        Ba3      $ 3,000,000      L-3 Communications Corp., 10.375% due
DEFENSE--0.9%                                                     5/01/2007...................................  $  3,213,750
----------------------------------------------------------------------------------------------------------------------------
AIRLINES--1.1%              A         Ba1        1,500,000      American Airlines, 7.80% due 10/01/2006.......     1,451,700
                            B         B2         4,000,000      USAir Inc., 10.375% due 3/01/2013.............     2,563,984
                                                                                                                ------------
                                                                                                                   4,015,684
----------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.1%            BB+       Ba2        2,000,000      Autonation, Inc., 9% due 8/01/2008............     2,035,000
                            BB        Ba1        1,500,000      Dana Corporation, 9% due 8/15/2011(e).........     1,394,671
                            B         B2           600,000      Dura Operating Corporation, 9% due 5/01/2009..       564,000
                            BBB-      Ba1        1,275,000      Navistar International, 9.375% due
                                                                  6/01/2006...................................     1,338,750
                            B         B2         3,000,000      Venture Holdings Trust, 11% due 6/01/2007.....     2,295,000
                                                                                                                ------------
                                                                                                                   7,627,421
----------------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &       B         B1         1,000,000      Alliance Atlantis Communications, 13% due
TV--2.9%                                                          12/15/2009..................................     1,080,000
                            CCC+      B3         2,000,000      Cumulus Media Inc., 10.375% due 7/01/2008.....     2,095,000
                            NR*       B3         1,950,000      Emmis Communications Corporation, 12.50% due
                                                                  3/15/2011(d)................................     1,179,750
                            BB-       B1         5,000,000      Globo Comunicacoes e Participacoes, Ltd.,
                                                                  10.50% due 12/20/2006(e)....................     3,500,000
                            B-        B3           750,000      Nextmedia Operating Inc., 10.75% due
                                                                  7/01/2011(e)................................       774,375
                            B-        B3         1,500,000      Salem Communications Holding Corporation, 9%
                                                                  due 7/01/2011...............................     1,550,625
                            B         B2           375,000      Young Broadcasting Inc., 8.50% due
                                                                  12/15/2008(e)...............................       376,875
                                                                                                                ------------
                                                                                                                  10,556,625
----------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--1.5%    B         B2         2,500,000      NCI Building Systems Inc., 9.25% due
                                                                  5/01/2009...................................     2,437,500
                            B3        B-         3,000,000      Tapco International Corporation, 12.50% due
                                                                  8/01/2009(e)................................     2,932,500
                                                                                                                ------------
                                                                                                                   5,370,000
----------------------------------------------------------------------------------------------------------------------------
CABLE--3.8%                                                     Century Communications Corporation:
                            B+        B2         3,000,000      9.50% due 3/01/2005...........................     2,947,500
                            B+        B2         2,500,000        8.375% due 12/15/2007.......................     2,296,875
                                                                Charter Communications Holdings:
                            B+        B2         3,500,000      10% due 4/01/2009.............................     3,591,875
                            B+        B2         1,000,000        10.75% due 10/01/2009.......................     1,055,000
                            B+        B2         4,000,000      Olympus Communications LP/Capital Corp.,
                                                                  10.625% due 11/15/2006......................     4,040,000
                                                                                                                ------------
                                                                                                                  13,931,250
----------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--                                          Australis Media Ltd.(a)(c):
2.2%
                            NR*       NR*        8,000,000        15.75% due 5/15/2003(g).....................             1
                            NR*       NR*          136,859        15.75% due 5/15/2003........................             0
                            CCC+      Caa2       1,000,000      Cable Satisfaction International, 12.75% due
                                                                  3/01/2010...................................       401,250
                            CC        Ca         2,000,000      Cablevision SA, 13.75% due 5/01/2009..........       400,000
                            CCC       Caa2       3,500,000      International Cabletel, Inc., 11.50% due
                                                                  2/01/2006(d)................................     1,225,000
                            CCC       Caa2       2,000,000      NTL Incorporated, 10% due 2/15/2007...........       680,000
                            B-        B3         2,500,000      Satelites Mexicanos SA, 10.125% due
                                                                  11/01/2004..................................     1,418,750
                            B         B2         3,500,000      Telewest Finance, 6% due 7/07/2005............     2,485,000
                            C         Caa3       5,000,000      United International Holdings, Inc., 10.75%
                                                                  due 2/15/2008(d)............................     1,450,000
                            CC        Ca         2,000,000      United Pan-Europe Communications, 13.75% due
                                                                  2/01/2010(c)(d).............................       160,000
                                                                                                                ------------
                                                                                                                   8,220,001
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.5%             B+        B2       $ 2,000,000      Acetex Corporation, 10.875% due 8/01/2009.....  $  2,000,000
                            BBB-      Ba2        1,000,000      Equistar Chemicals LP, 10.125% due
                                                                  9/01/2008...................................     1,005,000
                            B+        Ba2        1,000,000      Hercules Inc., 11.125% due 11/15/2007.........     1,045,000
                            BB-       B2           750,000      ISP Chemco., 10.25% due 7/01/2011.............       783,750
                            B-        B2         1,000,000      Koppers Industries, Inc., 9.875% due
                                                                  12/01/2007..................................       980,000
                            BB        Ba3        3,000,000      Lyondell Chemical Company, 9.875% due
                                                                  5/01/2007(e)................................     3,015,000
                            BB-       Ba3        1,000,000      MacDermid, Inc., 9.125% due 7/15/2011.........     1,025,000
                            BBB-      Ba1          450,000      Millennium America Inc., 9.25% due
                                                                  6/15/2008...................................       459,000
                            B         B3           925,000      Noveon Inc., 11% due 2/28/2011................       971,250
                            B+        B3         1,000,000      OM Group Inc., 9.25% due 12/15/2011(e)........     1,020,000
                            CC        Ca         1,750,000      Polymer Group Inc., 9% due 7/01/2007..........       507,500
                                                                                                                ------------
                                                                                                                  12,811,500
----------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--         B+        B1         4,000,000      Amkor Technology Inc., 9.25% due 5/01/2006....     3,820,000
ELECTRONICS--1.7%           BBB       Baa1       1,000,000      Avnet Inc., 8% due 11/15/2006.................       993,550
                            B-        B3         2,100,000      Cooperative Computing, 9% due 2/01/2008.......     1,092,000
                            D         Ca         3,000,000      Dictaphone Corp., 11.75% due 8/01/2005(c).....       300,000
                                                                                                                ------------
                                                                                                                   6,205,550
----------------------------------------------------------------------------------------------------------------------------
CONSUMER--                  CCC+      Caa2       1,350,000      Protection One Alarm Monitoring, 8.125% due
SERVICES--0.2%                                                    1/15/2009...................................       865,687
----------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.6%     BB+       Ba3        2,375,000      American Greetings, 11.75% due 7/15/2008......     2,446,250
                            B-        B2         1,325,000      Armkel LLC, 9.50% due 8/15/2009(e)............     1,391,250
                            CC        Ca         3,000,000      Corning Consumer Products, 9.625% due
                                                                  5/01/2008(c)................................       390,000
                            BB-       Ba3          475,000      Pennzoil-Quaker State, 10% due
                                                                  11/01/2008(e)...............................       496,375
                            NR*       NR*        4,000,000      Polysindo International Finance Company BV,
                                                                  9.375% due 7/30/2007(c).....................       640,000
                            CCC+      Caa1       1,500,000      Syratech Corp., 11% due 4/15/2007.............       420,000
                                                                                                                ------------
                                                                                                                   5,783,875
----------------------------------------------------------------------------------------------------------------------------
ENERGY--9.5%                BB+       Ba3        2,400,000      AmeriGas/Eagle Financial, 8.875% due
                                                                  5/20/2011...................................     2,472,000
                            B-        B2         1,200,000      Baytex Energy Limited, 10.50% due 2/15/2011...     1,128,000
                            B-        B3         4,500,000      Benton Oil and Gas Co., 11.625% due
                                                                  5/01/2003...................................     3,116,250
                            B         B3         2,500,000      Clark USA Inc., 10.875% due 12/01/2005........     2,025,000
                            BB-       B1           625,000      El Paso Energy Partners, 8.50% due
                                                                  6/01/2011...................................       631,250
                            CCC+      Caa1       4,000,000      Energy Corp. of America, 9.50% due
                                                                  5/15/2007...................................     2,700,000
                            BB        Ba3        1,250,000      Grant Prideco Inc., 9.625% due 12/01/2007.....     1,240,625
                            BB-       B1           500,000      Gulfmark Offshore, 8.75% due 6/01/2008........       475,000
                                                                Hanover Equipment Trust(e):
                            BB        Ba3          350,000        Series A, 8.50% due 9/01/2008...............       364,000
                            BB        Ba3          650,000        Series B, 8.75% due 9/01/2011...............       672,750
                            B-        B3           250,000      Kelley Oil & Gas Company, 14% due 4/15/2003...       258,125
                            B         B2           775,000      Lone Star Technologies, 9% due 6/01/2011......       651,000
                            B-        B3         2,000,000      Mission Resources Corporation, 10.875% due
                                                                  4/01/2007...................................     1,800,000
                            B-        Caa2       5,000,000      Northern Offshore ASA, 10% due 5/15/2005......     2,900,000
                            CCC       B3         5,250,000      Ocean Rig Norway AS, 10.25% due 6/01/2008.....     4,567,500
                            B+        B1         1,000,000      Parker Drilling Co., 9.75% due 11/15/2006.....       995,000
                            BB-       B1         2,000,000      SESI, LLC, 8.875% due 5/15/2011...............     1,880,000
                            CCC-      Caa2       3,500,000      Southwest Royalties Inc., 10.50% due
                                                                  10/15/2004..................................     2,800,000
                            BB-       B1         1,000,000      Tesoro Petroleum Corp., 9% due 7/01/2008......     1,007,500
                            B-        B3         2,000,000      Tri-Union Development Corporation, 12.50% due
                                                                  6/01/2006...................................     1,740,000
                            BB-       Ba3        1,375,000      Westport Resources Corp., 8.25% due
                                                                  11/01/2011(e)...............................     1,388,750
                                                                                                                ------------
                                                                                                                  34,812,750
----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.1%         B         B3         4,000,000      Premier Parks Inc., 9.75% due 6/15/2007.......     4,060,000
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.1%    D         Caa3     $ 2,000,000      Amresco Inc., 9.875% due 3/15/2005(c).........  $    500,000
----------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--2.3%       B-        Caa2       1,000,000      Archibald Candy Corporation, 10.25% due
                                                                  7/01/2004...................................       580,000
                            BB        Ba2        1,000,000      Canandaigua Brands, 8.625% due 8/01/2006......     1,030,000
                            B+        B2         1,500,000      Cott Beverages Inc., 8% due 12/15/2011(e).....     1,462,500
                            BB        Ba3          750,000      Dimon Incorporated, 9.625% due
                                                                  10/15/2011(e)...............................       776,250
                            BB+       NR*        1,000,000      FM 1993A Corp., 9.75% due 11/01/2003..........     1,007,500
                            BB        Ba3        1,500,000      Land O' Lakes Inc., 8.75% due 11/15/2011(e)...     1,447,500
                            CCC+      Caa1       1,000,000      New World Pasta Company, 9.25% due
                                                                  2/15/2009...................................       910,000
                            BB+       Ba2        1,000,000      Smithfield Foods Inc., 8% due 10/15/2009(e)...     1,030,000
                            NR*       NR*        1,000,000      Vlasic Foods International Inc., 10.25% due
                                                                  7/01/2009(c)................................       210,000
                                                                                                                ------------
                                                                                                                   8,453,750
----------------------------------------------------------------------------------------------------------------------------
GAMING--1.5%                NR*       NR*        2,410,000      GB Property Funding Corp., 11% due
                                                                  9/29/2005...................................     2,169,000
                            NR*       NR*          295,516      Jazz Casino Company LLC, 4.659% due
                                                                  3/31/2008(b)................................       206,861
                            CC        Caa3       5,000,000      Trump Atlantic City Associates/Funding Inc.,
                                                                  11.25% due 5/01/2006........................     3,175,000
                                                                                                                ------------
                                                                                                                   5,550,861
----------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--2.9%       BB-       Ba3        1,000,000      AmeriSourceBergen Corporation, 8.125% due
                                                                  9/01/2008...................................     1,025,000
                            B+        B1         4,000,000      Beverly Enterprises Inc., 9% due 2/15/2006....     4,080,000
                            BB        Ba3        4,000,000      ICN Pharmaceuticals Inc., 8.75% due
                                                                  11/15/2008..................................     4,480,000
                            B-        B3         1,000,000      Magellan Health Services, 9% due 2/15/2008....       890,000
                            D         NR*        2,500,000      Mariner Post--Acute Network, 9.50% due
                                                                  11/01/2007(c)...............................        25,000
                                                                                                                ------------
                                                                                                                  10,500,000
----------------------------------------------------------------------------------------------------------------------------
HOTELS--2.4%                BB        Ba3          959,000      Felcor Lodging LP, 8.50% due 6/01/2011........       920,640
                            BB        Ba3        2,000,000      HMH Properties, Inc., 8.45% due 12/01/2008....     1,900,000
                            BB        Ba3          500,000      Host Marriott LP, 9.50% due 1/15/2007.........       500,625
                            BBB-      Ba1        1,000,000      ITT Corporation, 7.375% due 11/15/2015........       848,890
                            B+        B1         2,500,000      IntraWest Corporation, 10.50% due 2/01/2010...     2,503,125
                                                                Meristar Hospitality Corp.:
                            BB-       B1         1,150,000        9% due 1/15/2008............................     1,092,500
                            BB-       B1           500,000        10.50% due 6/15/2009(e).....................       500,625
                            B         Ba3          500,000      Vail Resorts Inc., 8.75% due 5/15/2009(e).....       485,000
                                                                                                                ------------
                                                                                                                   8,751,405
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BB-       Ba1          475,000      Airgas Inc., 9.125% due 10/01/2011............       501,125
SERVICES--1.0%              CCC+      Caa1       1,000,000      Anthony Crane Rental LP, 10.375% due
                                                                  8/01/2008(c)................................       170,000
                            CCC+      NR*       10,000,000      Anthony Crane Rentals, 13.375% due
                                                                  8/01/2003(c)(d).............................       500,000
                            CCC       Ca         4,000,000      Neff Corp., 10.25% due 6/01/2008..............     2,360,000
                                                                                                                ------------
                                                                                                                   3,531,125
----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.4%         CCC+      Caa2       5,000,000      Blount Inc., 13% due 8/01/2009................     2,300,000
                            B         B3         4,000,000      Columbus McKinnon Corp., 8.50% due
                                                                  4/01/2008...................................     3,720,000
                            B-        Caa1       4,126,000      Eagle-Picher Industries, 9.375% due
                                                                  3/01/2008...................................     2,269,300
                            CCC+      Caa1       1,200,000      Hexcel Corporation, 9.75% due 1/15/2009.......       672,000
                            B-        Caa1       4,900,000      International Wire Group, Inc., 11.75% due
                                                                  6/01/2005...................................     4,018,000
                            CCC       Caa2       4,500,000      Numatics Inc., 9.625% due 4/01/2008...........     1,575,000
                            NR*       NR*        1,000,000      RBX Corporation, 12% due 8/15/2006(a).........       500,000
                            B         B2         1,500,000      Terex Corporation, 10.375% due 4/01/2011......     1,560,000
                            CCC+      B3         4,200,000      Trench Electric SA and Trench Inc., 10.25% due
                                                                  12/15/2007..................................     2,940,000
                                                                                                                ------------
                                                                                                                  19,554,300
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
WMETALS & MINING--3.8%      NR*       NR*      $ 3,000,000      AEI Resources Inc., 11.50% due
                                                                  12/15/2006(c)(e)............................  $    330,000
                            BB-       Ba3        1,000,000      Century Aluminum Company, 11.75% due
                                                                  4/15/2008...................................     1,035,000
                            B-        B3         5,293,750      Great Lakes Carbon Corp., 10.25% due
                                                                  5/15/2008(a)................................     3,176,250
                            CCC+      Caa2       4,500,000      Kaiser Aluminum & Chemical Corp., 12.75% due
                                                                  2/01/2003...................................     3,285,000
                            BB        Ba3        1,000,000      Luscar Coal Ltd., 9.75% due 10/15/2011(e).....     1,035,000
                            B-        B3         1,000,000      Ormet Corporation, 11% due 8/15/2008(e).......       630,000
                            B+        B1         4,030,000      P & L Coal Holdings Corp., 9.625% due
                                                                  5/15/2008...................................     4,322,175
                                                                                                                ------------
                                                                                                                  13,813,425
----------------------------------------------------------------------------------------------------------------------------
PACKAGING--7.4%             B-        Caa1       7,000,000      Consolidated Container Company, 10.125% due
                                                                  7/15/2009...................................     5,320,000
                            B-        Caa1       4,000,000      Huntsman Packaging Corporation, 13% due
                                                                  6/01/2010...................................     4,020,000
                            B+        B3         2,500,000      Owens-Illinois Inc., 8.10% due 5/15/2007......     2,312,500
                            B+        B3         1,325,000      Plastipak Holdings, 10.75% due 9/01/2011(e)...     1,391,250
                            B         B3         4,000,000      Portola Packaging Inc., 10.75% due
                                                                  10/01/2005..................................     3,600,000
                            B         B1         1,800,000      Silgan Holdings, Inc., 9% due 6/01/2009.......     1,836,000
                            B-        B3         6,500,000      Tekni-Plex Inc., 12.75% due 6/15/2010.........     6,305,000
                            CCC+      Caa1       2,150,000      US Can Corporation, 12.375% due 10/01/2010....     1,354,500
                            B+        B1         1,000,000      Vicap SA, 11.375% due 5/15/2007...............       810,000
                                                                                                                ------------
                                                                                                                  26,949,250
----------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                                                  Ainsworth Lumber Company:
PRODUCTS--4.2%              B-        B3         3,000,000        12.50% due 7/15/2007(a).....................     2,970,000
                            B-        B3         2,000,000        13.875% due 7/15/2007(e)....................     2,070,000
                            BBB       Baa3         500,000      Bowater Canada Finance, 7.95% due
                                                                  11/15/2011(e)...............................       512,547
                            B         B2         2,000,000      Container Corp. of America, 10.75% due
                                                                  5/01/2002...................................     2,027,500
                                                                Doman Industries Limited:
                            B         B3         2,000,000        12% due 7/01/2004...........................     1,780,000
                            CCC+      Caa1       5,000,000        9.25% due 11/15/2007........................       925,000
                            B+        B2         2,500,000      Millar Western Forest, 9.875% due 5/15/2008...     2,437,500
                            BB        Ba2        1,750,000      Norske Skog, 8.625% due 6/15/2011(e)..........     1,815,625
                            D         Ca         4,000,000      Pindo Deli Financial Mauritius, 10.75% due
                                                                  10/01/2007(c)...............................       600,000
                                                                                                                ------------
                                                                                                                  15,138,172
----------------------------------------------------------------------------------------------------------------------------
PRINTING &                  BB-       B1         2,000,000      Primedia, Inc., 7.625% due 4/01/2008..........     1,730,000
PUBLISHING--1.1%            B         B2         2,000,000      Yell Finance BV, 10.75% due 8/01/2011.........     2,140,000
                                                                                                                ------------
                                                                                                                   3,870,000
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.1%           BB-       Ba3          375,000      Forest City Enterprises Inc., 8.50% due
                                                                  3/15/2008...................................       367,500
----------------------------------------------------------------------------------------------------------------------------
STEEL--0.6%                 NR*       B1           750,000      Oregon Steel Mills, 11% due 6/15/2003.........       738,750
                            NR*       NR*          750,000      Republic Technologies, 13.75% due
                                                                  7/15/2009(c)................................        48,750
                            BB        Ba3        1,000,000      +United States Steel LLC, 10.75% due
                                                                  8/01/2008...................................       955,000
                            C         Ca         3,500,000      Weirton Steel Corp., 10.75% due 6/01/2005(c)..       354,375
                            NR*       NR*        3,500,000      Wheeling Pittsburgh Corp., 9.25% due
                                                                  11/15/2007(c)...............................        35,000
                                                                                                                ------------
                                                                                                                   2,131,875
----------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.4%          CCC+      Ca         2,000,000      Disco SA, 9.875% due 5/15/2008................     1,000,000
                            B+        Ba3          650,000      Ingles Markets Inc., 8.875% due
                                                                  12/01/2011(e)...............................       638,625
                                                                                                                ------------
                                                                                                                   1,638,625
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
TELEPHONY--2.0%             NR*       NR*      $ 3,000,000      Comtel Brasileira Ltd., 10.75% due
                                                                  9/26/2004(e)................................  $  3,000,000
                            B         B2         4,000,000      Energis PLC, 9.75% due 6/15/2009..............     3,160,000
                            B-        Caa1       7,750,000      GT Group Telecom, 14.398% due 2/01/2010(d)....     1,007,500
                                                                                                                ------------
                                                                                                                   7,167,500
----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.6%        CC        NR*        6,000,000      Autopistas del Sol SA, 10.25% due
                                                                  8/01/2009(e)................................     2,100,000
                            BB-       B1         2,000,000      GS Superhighway Holdings, 10.25% due
                                                                  8/15/2007...................................     2,040,000
                            B+        B1         2,200,000      Sea Containers Ltd., 12.50% due 12/01/2004....     1,804,000
                                                                                                                ------------
                                                                                                                   5,944,000
----------------------------------------------------------------------------------------------------------------------------
UTILITIES--13.0%                                                AES Corporation:
                            B+        Ba2        5,000,000        10.25% due 7/15/2006........................     4,400,000
                            BB        Ba1        3,000,000        9.50% due 6/01/2009.........................     2,730,000
                            BB-       B1         4,000,000      AES Drax Energy Ltd., 11.50% due 8/30/2010....     2,680,000
                            BBB-      Ba1        2,000,000      AES Eastern Energy, 9% due 1/02/2017..........     1,864,000
                            NR*       NR*        1,750,000      CIA Saneamento Basico, 10% due 7/28/2005(e)...     1,662,500
                            BB        Ba3        2,000,000      CMS Energy Corp., 7.50% due 1/15/2009.........     1,957,700
                            BB        Ba3        6,000,000      Caithness Coso Fund Corp., 9.05% due
                                                                  12/15/2009..................................     6,120,000
                            BB+       Ba1        2,000,000      Calpine Corporation, 8.75% due 7/15/2007......     1,805,182
                            BB        Ba1        2,700,000      ESI Tractebel Acquisition Corp., 7.99% due
                                                                  12/30/2011..................................     2,718,900
                            BB-       B1         3,500,000      Espirito Santo-Escelsa, 10% due 7/15/2007.....     2,975,000
                            CC        NR*        1,975,000      Inversora de Electrica, 9% due
                                                                  9/16/2004(c)(e).............................       296,250
                            BB+       Ba3          250,000      Midland Funding II, 11.75% due 7/23/2005......       272,711
                            BB-       Ba2        1,300,000      Mission Energy Holdings, 13.50% due
                                                                  7/15/2008...................................     1,417,000
                            BB+       Baa3       3,158,118      Monterrey Power, SA de CV, 9.625% due
                                                                  11/15/2009(e)...............................     3,347,605
                            NR*       Baa2       2,358,000      Niagara Mohawk Power Corp., 8.77% due
                                                                  1/01/2018...................................     2,477,692
                            BBB       Baa2       2,000,000      PG&E National Energy Group, 10.375% due
                                                                  5/16/2011...................................     2,108,798
                            BBB-      Baa3       2,000,000      PSEG Energy Holdings, 8.625% due 2/15/2008....     2,032,734
                            BB        Ba2        2,869,200      TransGas de Occidente SA, 9.79% due
                                                                  11/01/2010(e)(f)............................     2,324,052
                                                                Tucson Electric & Power Co.(f):
                            NR*       NR*        3,375,690        +10.211% due 1/01/2009......................     3,792,317
                            NR*       NR*          500,000        +10.732% due 1/01/2013......................       584,585
                                                                                                                ------------
                                                                                                                  47,567,026
----------------------------------------------------------------------------------------------------------------------------
WASTE                                                           Allied Waste North America:
MANAGEMENT--1.4%            BB-       Ba3        4,000,000        7.375% due 1/01/2004........................     3,950,000
                            BB-       Ba3        1,000,000        8.875% due 4/01/2008........................     1,030,000
                            NR*       Ca         3,500,000      Mid-American Waste Systems, Inc., 12.25% due
                                                                  2/15/2003(c)................................             0
                            NR*       NR*        4,000,000      Safety-Kleen Services, 9.25% due
                                                                  6/01/2008(c)................................           400
                                                                                                                ------------
                                                                                                                   4,980,400
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
WIRELESS                    B-        B3       $ 2,300,000      American Tower Corporation, 9.375% due
COMMUNICATIONS--3.7%                                              2/01/2009...................................  $  1,851,500
                            C         Ca         7,505,000      McCaw International Ltd., 12.484% due
                                                                  4/15/2007(c)(d).............................       375,250
                            B-        Caa1       1,000,000      Microcell Telecommunications, 11.926% due
                                                                  6/01/2009(d)................................       460,000
                            B-        Caa1       8,000,000      Millicom International Cellular SA, 13.31% due
                                                                  6/01/2006(d)................................     5,280,000
                            C         Ca         3,500,000      Nextel International Inc., 12.75% due
                                                                  8/01/2010(c)................................       245,000
                            CCC+      B3         5,975,000      Nextel Partners Inc., 13.434% due
                                                                  2/01/2009(d)................................     3,734,375
                            NR*       B3         1,250,000      TRITEL PCS Inc., 10.375% due 1/15/2011........     1,431,250
                                                                                                                ------------
                                                                                                                  13,377,375
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                (COST--$434,065,669)--87.0%                      317,260,682
----------------------------------------------------------------------------------------------------------------------------
                                                 SHARES
                                                  HELD                         PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO & TV--0.6%                       2,147      Cumulus Media, Inc. (Series A), 13.75%(a).....     2,147,330
----------------------------------------------------------------------------------------------------------------------------
CABLE--2.2%                                         77,551      CSC Holdings Inc., (Series A)(a)..............     8,181,631
----------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.1%                           5,511      NTL Incorporated (Series B)(a)................       385,748
                                                    14,300      UnitedGlobalCom Inc...........................       109,038
                                                                                                                ------------
                                                                                                                     494,786
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.8%                           120,000      California Federal Bank (Series A)............     2,998,800
----------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.3%                         20,000      Primedia, Inc. (Series H).....................       920,000
----------------------------------------------------------------------------------------------------------------------------
STEEL--0.8%                                        120,000      United States Steel LLC.......................     2,748,000
----------------------------------------------------------------------------------------------------------------------------
TELEPHONY--1.6%                                      5,683      Intermedia Communications Inc.
                                                                  (Convertible)(a)............................     5,910,736
----------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.6%                        3,433      Nextel Communications, Inc. (Series D)(a).....     2,025,600
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                                (COST--$31,507,361)--7.0%                         25,426,883
----------------------------------------------------------------------------------------------------------------------------
                                                                COMMON STOCKS
----------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.0%                                     5,000      Allied Signal Litigation Trust(c).............             0
                                                     5,000      Breed Creditors Litigation Trust(c)...........             0
                                                                                                                ------------
                                                                                                                           0
----------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%                           1,966      UnitedGlobalCom Inc. (Class A)(c).............         9,633
----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.1%                                 83,974      On Command Corporation(c).....................       252,762
----------------------------------------------------------------------------------------------------------------------------
GAMING--0.1%                                       117,808      GB Holdings Inc.(c)...........................       345,177
                                                     6,154      JCC Holding Company (Series A)(c).............         9,231
                                                                                                                ------------
                                                                                                                     354,408
----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.0%                                 38,000      RBX Corporation(c)............................        76,000
----------------------------------------------------------------------------------------------------------------------------
PETROLEUM--0.0%                                      2,000      Tribo Petroleum Corporation (Class A)(c)......        60,000
----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.1%                                65,333      Seabulk International, Inc.(c)................       228,666
----------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.0%                        9,190      Nextel Communications, Inc. (Class A)(c)......       100,631
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN COMMON STOCKS
                                                                (COST--$6,223,440)--0.3%                           1,082,100
----------------------------------------------------------------------------------------------------------------------------
                                                                WARRANTS(H)
----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%                                 29,830      On Command Corporation........................         2,983
----------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--0.0%                                2,809      Grand Union Co................................             3
----------------------------------------------------------------------------------------------------------------------------
PACKAGING--0.0%                                      4,000      Pliant Corporation............................         6,000
----------------------------------------------------------------------------------------------------------------------------
RETAIL--0.0%                                        17,307      Bradlees Inc. ................................            17
----------------------------------------------------------------------------------------------------------------------------
STEEL--0.0%                                            750      Republic Technologies.........................             8
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                                 SHARES
        INDUSTRY                                  HELD                           WARRANTS(H)                       VALUE
----------------------------------------------------------------------------------------------------------------------------
TELEPHONY--0.0%                                      7,750      GT Group Telecom(e)...........................  $     38,750
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN WARRANTS
                                                                (COST--$5,160,504)--0.0%                              47,761
----------------------------------------------------------------------------------------------------------------------------
                                                  FACE
                                                 AMOUNT                     SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--3.2%                       $11,614,000      General Motors Acceptance Corp., 1.98% due
                                                                  1/02/2002...................................    11,612,722
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                                (COST--$11,612,722)--3.2%                         11,612,722
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$488,569,696)--97.5%...................   355,430,148
                                                                OTHER ASSETS LESS LIABILITIES--2.5%...........     9,293,150
                                                                                                                ------------
                                                                NET ASSETS--100.0%............................  $364,723,298
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

  * Not Rated.
 ** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(b) Floating rate note.
(c) Non-income producing security.
(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Subject to principal paydowns.
(g) Each $1,000 face amount contains one warrant of Australis Media Ltd.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
+ Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $5,332,000, representing 1.5% of net assets.

----------------------------------------------------------------------------------------------------------------
ISSUE                                                          ACQUISITION DATE(S)         COST         VALUE
----------------------------------------------------------------------------------------------------------------
Tucson Electric & Power Co.:
  10.211% due 1/01/2009.....................................   6/16/1993-6/01/1998      $3,262,890    $3,792,317
  10.732% due 1/01/2013.....................................             3/01/1993         461,050       584,585
United States Steel LLC, 10.75% due 8/01/2008...............            10/15/2001         882,325       955,000
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                   $4,606,265    $5,331,902
                                                                                        ==========    ==========
----------------------------------------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$488,569,696).......                  $ 355,430,148
Cash........................................................                        235,920
Receivables:
  Interest..................................................  $   9,262,804
  Dividends.................................................        329,814
  Capital shares sold.......................................          1,686       9,594,304
                                                              -------------
Prepaid expenses and other assets...........................                         72,291
                                                                              -------------
Total assets................................................                    365,332,663
                                                                              -------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................        314,978
  Investment adviser........................................        155,947
  Securities purchased......................................         71,000         541,925
                                                              -------------
Accrued expenses............................................                         67,440
                                                                              -------------
Total liabilities...........................................                        609,365
                                                                              -------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 364,723,298
                                                                              =============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
shares authorized+..........................................                  $   4,841,638
Paid-in capital in excess of par............................                    561,579,568
Undistributed investment income--net........................  $   4,611,818
Accumulated realized capital losses on investments--net.....    (73,170,178)
Unrealized depreciation on investments--net.................   (133,139,548)
                                                              -------------
Total accumulated losses--net...............................                   (201,697,908)
                                                                              -------------
NET ASSETS..................................................                  $ 364,723,298
                                                                              =============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $364,723,298 and 48,416,379
shares outstanding..........................................                  $        7.53
                                                                              =============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                $ 43,382,931
Dividends...................................................                   3,292,467
Other income................................................                     168,751
                                                                            ------------
Total income................................................                  46,844,149
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,976,039
Accounting services.........................................     155,961
Professional fees...........................................     100,262
Custodian fees..............................................      48,303
Printing and shareholder reports............................      40,309
Pricing services............................................      17,166
Directors' fees and expenses................................      16,401
Transfer agent fees.........................................       4,991
Registration fees...........................................       1,073
Other.......................................................      12,668
                                                              ----------
Total expenses..............................................                   2,373,173
                                                                            ------------
Investment income--net......................................                  44,470,976
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................                 (34,286,627)
Change in unrealized depreciation on investments--net.......                   6,504,510
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 16,688,859
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 44,470,976    $ 48,448,113
Realized loss on investments--net...........................     (34,286,627)    (25,598,468)
Change in unrealized depreciation on investments--net.......       6,504,510     (54,669,663)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................      16,688,859     (31,820,018)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................     (43,789,624)    (45,101,215)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (12,520,404)    (17,125,880)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (39,621,169)    (94,047,113)
Beginning of year...........................................     404,344,467     498,391,580
                                                                ------------    ------------
End of year*................................................    $364,723,298    $404,344,467
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  4,611,818    $  3,806,933
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.                                                                         CLASS A
                                                          ------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2001         2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   8.06     $   9.59     $  10.11     $  11.52     $  11.39
                                                          --------     --------     --------     --------     --------
Investment income--net+...............................         .88          .96         1.00         1.05         1.05
Realized and unrealized gain (loss) on
  investments--net....................................        (.55)       (1.59)        (.43)       (1.40)         .14
                                                          --------     --------     --------     --------     --------
Total from investment operations......................         .33         (.63)         .57         (.35)        1.19
                                                          --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net..............................        (.86)        (.90)       (1.09)       (1.02)       (1.04)
  In excess of investment income--net.................          --           --           --++         --           --
  Realized gain on investments--net...................          --           --           --           --         (.02)
  In excess of realized gain on investments--net......          --           --           --         (.04)          --
                                                          --------     --------     --------     --------     --------
Total dividends and distributions.....................        (.86)        (.90)       (1.09)       (1.06)       (1.06)
                                                          --------     --------     --------     --------     --------
Net asset value, end of year..........................    $   7.53     $   8.06     $   9.59     $  10.11     $  11.52
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................       4.01%       (7.09%)       5.95%       (3.09%)      11.00%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .58%         .54%         .52%         .53%         .54%
                                                          ========     ========     ========     ========     ========
Investment income--net................................      10.82%       10.72%       10.10%        9.52%        9.11%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $364,723     $404,344     $498,392     $521,900     $553,946
                                                          ========     ========     ========     ========     ========
Portfolio turnover....................................      32.01%       28.63%       23.14%       33.63%       53.63%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. High Current Income Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $122,558 reduction in cost of securities (which in return results in a corresponding $122,558 decrease in net unrealized depreciation and a corresponding $122,558 decrease in undistributed net investment income), based on securities held by the Fund as of December 31, 2000.

  The effect of this change for the year ended December 31, 2001 was to increase net investment income by $307,170, increase net unrealized depreciation by $176,625 and increase net realized capital losses by $7,987. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (e) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of

--------------------------------------------------------------------------------

securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $246,091 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $5 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Core Bond Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and ..40% of such average daily net assets in excess of $750 million. For the year ended December 31, 2001, the aggregate average daily net assets of the Fund and Core Bond Focus Fund was approximately $930,394,000.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $1,563 in commissions on the execution of portfolio security transactions.

  For the year ended December 31, 2001, Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, earned $415 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors. Inc. ("FAMD") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed FAM an aggregate of $25,805 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $122,692,180 and $119,101,240, respectively.

--------------------------------------------------------------------------------

  Net realized losses for the year ended December 31, 2001 and net unrealized losses as of December 31, 2001 were as follows:

------------------------------------------------------------------
                                        Realized      Unrealized
                                         Losses         Losses
------------------------------------------------------------------
Long-term investments...............  $(34,285,717)  $(133,139,548)

Short-term investments..............          (910)             --
                                      ------------   -------------

Total...............................  $(34,286,627)  $(133,139,548)
                                      ============   =============
------------------------------------------------------------------

  At December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $133,343,783, of which $7,811,706 related to appreciated securities and $141,155,489 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $488,773,931.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,525,803    $ 12,188,414

Shares issued to shareholders in
 reinvestment of dividends...........   5,484,317      43,789,624
                                       ----------    ------------

Total issued.........................   7,010,120      55,978,038
Shares redeemed......................  (8,769,554)    (68,498,442)
                                       ----------    ------------
Net decrease.........................  (1,759,434)   $(12,520,404)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,841,849    $ 24,810,251

Shares issued to shareholders in
 reinvestment of dividends...........   5,063,835      45,101,215
                                       ----------    ------------
Total issued.........................   7,905,684      69,911,466

Shares redeemed......................  (9,714,353)    (87,037,346)
                                       ----------    ------------

Net decrease.........................  (1,808,669)   $(17,125,880)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

On January 2, 2002, an ordinary income dividend of $.090488 was declared. The dividend was paid on January 2, 2002, to shareholders of record on December 31, 2001.

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                         12/31/2001    12/31/2000
------------------------------------------------------------------
Distributions paid from:

 Ordinary income.......................  $43,789,624   $45,101,215
                                         -----------   -----------

Total taxable distributions............  $43,789,624   $45,101,215
                                         ===========   ===========
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

-----------------------------------------------------------------

 Undistributed ordinary income--net...............  $   5,548,970

 Undistributed long-term capital gains--net.......             --
                                                    -------------

 Total undistributed earnings--net................      5,548,970
                                                    -------------

 Capital loss carryforward........................    (70,951,446)*

 Unrealized losses--net...........................   (136,295,432)**
                                                    -------------

 Total accumulated losses--net....................  $(201,697,908)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $70,951,446, of which $3,029,074 expires in 2006; $9,712,654 expires in 2007; $23,145,308 expires in 2008 and $35,064,410 expires 2009.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, HIGH CURRENT INCOME FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2001, Index 500 Fund's Class A Shares had a total return of -12.28%, compared to the unmanaged benchmark Standard & Poor's (S&P) 500 Index's total return of -11.87%.

  The year 2001 represented the second consecutive year whereby the S&P 500 Index posted a negative return with the Index falling a total of 321.16 points during the past two years. This past year delivered the S&P 500 Index its worst total return overall since 1981. The technology sector entered a bear market in early 2000, never fully recovered in 2001, and directly impacted the performance of the S&P 500 Index. During 2001, the Index lost 172.2 points, or -13.2%, with information technology affecting the Index by more than double of any other sector. Technology stocks took a net of 76 points away, mainly led by Cisco Systems, Inc., which fell by 52.7% and pulled the S&P 500 Index down by approximately 16 points; Microsoft Corporation, which pushed the Index back up by 14 points; EMC Corporation, taking 13 points; and International Business Machines Corporation, returning seven points to the S&P 500 Index. As witnessed by the extreme volatility of individual names within the technology sector, the sector experienced flip-flops throughout all four quarters of the fiscal year. As a global economic downturn sharply reduced levels of corporate earnings early in the year, technology stock valuations took a hit with the technology-heavy NASDAQ 100 Index posting a return of -32.8% for the first quarter of 2001. It returned +16.3% in the second quarter of 2001, yet it was not enough to recoup the losses seen in the prior quarter. With the tragedy of September 11, technology stocks took another large hit with the NASDAQ losing -36.2% and caused major indexes to reach their lowest levels since October of 1998, upon the reopening of the stock market on September 17. Aside from technology, financials were the second-largest detractor from the S&P 500 Index performance, taking away net 25 points. The only sector to actually add to the Index in 2001 was consumer discretionary, which, largely as a result of retailing stocks, was able to add six points to the Index. With all sectors "in the red" for the third quarter, a significant rebound was seen in the fourth quarter with the S&P 500 Index closing up 107.15 points at 1,148.09. This impressive fourth quarter rally can be attributed to the promise of fiscal stimulus from the Federal Reserve Board's cutting of interest rates 11 consecutive times, bringing the December 6 Federal Funds rate cut to a 40-year low of 1.75%. In addition to the Federal Reserve Board's quick and bold response to anticipate and stave off a deep and prolonged downturn, investor's optimism of an economic recovery and opportunities to "buy in" at low prices also greatly contributed to the recovery.

PORTFOLIO MATTERS

  At December 31, 2001, the Fund had net assets of $482 million. The principal investments of the Fund are in S&P 500 Index stocks with weightings of individual stocks in proportion to that of the Index. Incremental cash flows are typically invested through the use of S&P 500 Index futures contracts, which serve as a means to invest cash balances. At December 31, 2001, the Fund's equity portfolio was valued at $458.7 million, which represented more than 95% of the Fund's net assets. In addition, the Fund held a long position in S&P 500 March 2002 futures contracts. Through its holding of equities and futures contracts, it is the Fund's goal to be 100% invested in the S&P 500 Index at all times.

  Thirty-one changes in the composition of the S&P 500 Index were made in 2001. In response to these changes, we added the following equities to the Fund's portfolio during the year: Noble Drilling Corporation, Jabil Circuit, Inc., Univision Communications Inc., Citizens Communications Company, Cintas Corporation, Fiserv, Inc., Concord EFS, Inc., Mirant Corporation, The Pepsi Bottling Group, Inc., TMP Worldwide Inc., WorldCom, Inc., Zions Bancorporation, John Hancock Financial Services, Inc., Rockwell International Corporation, AT&T Wireless Services Inc., PMC - Sierra, Inc., Family Dollar Stores, Inc., Zimmer Holdings, Inc., CIENA Corp., AmerisourceBergen Corporation, XL Capital Ltd., International Game Technology, Immunex Corporation, TECO Energy, Inc., Equity Office Properties Trust, Health Management Associates, Inc., NVIDIA Corporation, Equity Residential Properties Trust, Genzyme Corporation, Jones Apparel Group, Inc. and Waters Corporation.

--------------------------------------------------------------------------------

IN CONCLUSION:

  We appreciate your investment in Index 500 Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                  INDEX 500 FUND+--CLASS A
                                                                          SHARES*                 STANDARD & POOR'S 500 INDEX++
                                                                  ------------------------        -----------------------------
12/13/96**                                                                 10000                              10000
12/96                                                                      10168                              10000
12/97                                                                      13504                              13336
12/98                                                                      17323                              17147
12/99                                                                      20874                              20755
12/00                                                                      18918                              18865
12/01                                                                      16595                              16625

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ The Fund may invest in all 500 stocks in the S&P 500 Index in approximately the same proportions as in the S&P 500 Index, in a statistically selected sample of the 500 stocks in the S&P 500 Index, or in related options and futures contracts.
++ This unmanaged broad-based index is comprised of US common stocks. The starting date for the Index in the graph is from 12/31/96.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                  -12.28%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                                                 +10.29
--------------------------------------------------------------------------------
Inception (12/13/96) to 12/31/01                                          +10.55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2001                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -5.76%         -12.28%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
+ADC Telecommunications,
  Inc. .......................    34,249  $    157,545
+The AES Corporation..........    23,322       381,315
AFLAC Incorporated............    23,042       565,911
ALLTEL Corporation............    13,787       851,072
+AMR Corporation..............     6,735       149,315
+AOL Time Warner Inc. ........   194,148     6,232,151
AT&T Corp. ...................   155,195     2,815,237
+AT&T Wireless Services
  Inc. .......................   110,859     1,593,044
Abbott Laboratories...........    67,920     3,786,540
Adobe Systems Incorporated....    10,480       325,404
Adolph Coors Company (Class
  B)..........................     1,641        87,629
+Advanced Micro Devices,
  Inc. .......................    15,072       239,042
Aetna Inc. (New Shares).......     6,243       205,957
+Agilent Technologies,
  Inc. .......................    19,994       570,029
Air Products and Chemicals,
  Inc. .......................     9,989       468,584
Alberto-Culver Company (Class
  B)..........................     2,521       112,790
Albertson's, Inc. ............    17,747       558,853
Alcan Aluminium Ltd. .........    13,961       501,619
Alcoa Inc. ...................    37,824     1,344,643
Allegheny Energy, Inc. .......     5,422       196,385
Allegheny Technologies
  Incorporated................     3,561        59,647
Allergan Inc. ................     5,827       437,316
+Allied Waste Industries,
  Inc. .......................     8,694       122,238
The Allstate Corporation......    31,745     1,069,807
+Altera Corporation...........    16,947       359,615
Ambac Financial Group,
  Inc. .......................     4,632       268,007
Amerada Hess Corporation......     3,905       244,063
Ameren Corporation............     5,997       253,673
American Electric Power
  Company, Inc. ..............    14,118       614,557
American Express Company......    57,978     2,069,235
American Greetings Corporation
  (Class A)...................     2,813        38,763
American Home Products
  Corporation.................    57,551     3,531,329
American International Group,
  Inc. .......................   114,807     9,115,676
+American Power Conversion
  Corporation.................     8,576       124,009
AmerisourceBergen
  Corporation.................     4,435       281,844
+Amgen Inc. ..................    45,741     2,581,622
AmSouth Bancorporation........    16,230       306,747
Anadarko Petroleum
  Corporation.................    10,968       623,531
+Analog Devices, Inc. ........    15,773       700,163
+Andrew Corporation...........     3,625        79,351
Anheuser-Busch Companies,
  Inc. .......................    39,331     1,778,155
Aon Corporation...............    11,475       407,592
Apache Corporation............     6,023       300,402
+Apple Computer, Inc. ........    15,295       334,961
Applera Corporation-Applied
  Biosystems Group............     9,252       363,326
+Applied Materials, Inc. .....    35,631     1,428,803
+Applied Micro Circuits
  Corporation.................    13,121       148,530
Archer-Daniels-Midland
  Company.....................    29,082       417,327
Ashland Inc. .................     3,091       142,433

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
Autodesk, Inc. ...............     2,363  $     88,069
Automatic Data Processing,
  Inc. .......................    27,355     1,611,210
+AutoZone, Inc. ..............     4,908       352,394
+Avaya Inc. ..................    12,413       150,818
Avery Dennison Corporation....     4,867       275,132
Avon Products, Inc. ..........    10,397       483,461
BB&T Corporation..............    19,196       693,168
The B.F. Goodrich Company.....     4,463       118,805
+BMC Software, Inc. ..........    10,701       175,175
Baker Hughes Incorporated.....    14,708       536,401
Ball Corporation..............     1,209        85,476
Bank of America Corporation...    68,939     4,339,710
The Bank of New York Company,
  Inc. .......................    32,232     1,315,066
Bank One Corporation..........    51,065     1,994,088
Barrick Gold Corporation......    23,500       374,825
Bausch & Lomb Incorporated....     2,373        89,367
Baxter International Inc. ....    25,958     1,392,128
The Bear Stearns Companies
  Inc. .......................     4,153       243,532
Becton, Dickinson and
  Company.....................    11,288       374,197
+Bed Bath & Beyond Inc. ......    12,648       428,767
BellSouth Corporation.........    82,125     3,133,069
Bemis Company, Inc. ..........     2,378       116,950
+Best Buy Co., Inc. ..........     9,175       683,354
Big Lots, Inc. ...............     4,945        51,428
+Biogen, Inc. ................     6,523       374,094
Biomet, Inc. .................    11,725       362,303
The Black & Decker
  Corporation.................     3,585       135,262
The Boeing Company............    36,728     1,424,312
Boise Cascade Corporation.....     2,579        87,712
+Boston Scientific
  Corporation.................    17,591       424,295
Bristol-Myers Squibb
  Company.....................    85,163     4,343,313
+Broadcom Corporation (Class
  A)..........................    11,398       467,090
Brown-Forman Corporation
  (Class B)...................     3,009       188,363
Brunswick Corporation.........     3,876        84,342
Burlington Northern Santa Fe
  Corp. ......................    17,166       489,746
Burlington Resources Inc. ....     9,268       347,921
+CIENA Corporation............    14,303       204,676
CIGNA Corporation.............     6,563       608,062
CMS Energy Corporation........     5,754       138,269
C.R. Bard, Inc. ..............     2,227       143,642
CSX Corporation...............     9,354       327,858
CVS Corporation...............    17,257       510,807
+Calpine Corporation..........    13,087       219,731
Campbell Soup Company.........    17,893       534,464
Capital One Financial
  Corporation.................     9,132       492,671
Cardinal Health, Inc. ........    19,537     1,263,262
Carnival Corporation..........    25,673       720,898
Caterpillar Inc. .............    15,042       785,945
+Cendant Corporation..........    42,428       832,013
Centex Corporation............     2,586       147,635
CenturyTel, Inc. .............     6,202       203,426
The Charles Schwab
  Corporation.................    60,765       940,035
Charter One Financial,
  Inc. .......................     9,511       258,224

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
ChevronTexaco Corporation.....    46,711  $  4,185,773
+Chiron Corporation...........     8,321       364,793
The Chubb Corporation.........     7,698       531,162
Cincinnati Financial
  Corporation.................     7,036       268,423
Cinergy Corp. ................     6,973       233,107
Cintas Corporation............     7,436       359,828
Circuit City Stores -- Circuit
  City Group..................     9,065       235,237
+Cisco Systems, Inc. .........   320,715     5,808,149
Citigroup Inc. ...............   225,651    11,390,862
+Citizens Communications
  Company.....................    12,503       133,282
+Citrix Systems, Inc. ........     8,129       184,203
+Clear Channel Communications,
  Inc. .......................    25,745     1,310,678
The Clorox Company............    10,368       410,054
The Coca-Cola Company.........   108,996     5,139,161
Coca-Cola Enterprises Inc. ...    19,437       368,137
Colgate-Palmolive Company.....    24,585     1,419,784
+Comcast Corporation (Class
  A)..........................    41,411     1,490,796
Comerica Incorporated.........     7,826       448,430
Compaq Computer Corporation...    74,012       722,357
Computer Associates
  International, Inc. ........    25,310       872,942
+Computer Sciences
  Corporation.................     7,408       362,844
+Compuware Corporation........    16,118       190,031
+Comverse Technology, Inc. ...     8,076       180,660
ConAgra, Inc. ................    23,532       559,356
+Concord EFS, Inc. ...........    21,108       691,920
+Conexant Systems, Inc. ......    10,827       155,476
Conoco Inc. ..................    27,368       774,514
+Conseco, Inc. ...............    14,803        66,021
Consolidated Edison, Inc. ....     9,358       377,689
Constellation Energy Group....     7,152       189,886
+Convergys Corporation........     7,534       282,450
Cooper Industries, Inc. ......     4,115       143,695
Cooper Tire & Rubber
  Company.....................     3,206        51,168
Corning Incorporated..........    40,758       363,561
+Costco Wholesale
  Corporation.................    19,705       874,508
Countrywide Credit Industries,
  Inc. .......................     5,190       212,634
Crane Co. ....................     2,627        67,356
Cummins Engine Company,
  Inc. .......................     1,795        69,179
DTE Energy Company............     7,223       302,933
Dana Corporation..............     6,498        90,192
Danaher Corporation...........     6,233       375,912
Darden Restaurants, Inc. .....     5,174       183,160
Deere & Company...............    10,288       449,174
+Dell Computer Corporation....   113,976     3,097,868
Delphi Automotive Systems
  Corporation.................    24,585       335,831
Delta Air Lines, Inc. ........     5,399       157,975
Deluxe Corporation............     3,097       128,773
Devon Energy Corporation......     5,629       217,561
Dillard's, Inc. (Class A).....     3,726        59,616
Dollar General Corporation....    14,488       215,871
Dominion Resources, Inc. .....    11,461       688,806
Dover Corporation.............     8,934       331,183
The Dow Chemical Company......    39,336     1,328,770

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
Dow Jones & Company, Inc. ....     3,785  $    207,153
Duke Energy Corporation.......    33,826     1,328,009
Dynegy Inc. (Class A).........    14,246       363,273
E.I. du Pont de Nemours and
  Company.....................    45,696     1,942,537
+EMC Corporation..............    96,704     1,299,702
EOG Resources, Inc. ..........     5,116       200,087
Eastman Chemical Company......     3,358       131,029
Eastman Kodak Company.........    12,711       374,085
Eaton Corporation.............     2,989       222,411
Ecolab Inc. ..................     5,638       226,930
+Edison International.........    14,296       215,870
El Paso Corporation...........    22,312       995,338
Electronic Data Systems
  Corporation.................    20,538     1,407,880
Eli Lilly and Company.........    49,248     3,867,938
Emerson Electric Co. .........    18,775     1,072,053
Engelhard Corporation.........     5,730       158,606
Entergy Corporation...........     9,672       378,272
Equifax Inc. .................     6,279       151,638
Equity Office Properties
  Trust.......................    17,680       531,814
Equity Residential Properties
  Trust.......................    11,200       321,552
Exelon Corporation............    14,039       672,187
Exxon Mobil Corporation++.....   299,846    11,783,948
FPL Group, Inc. ..............     7,707       434,675
Family Dollar Stores, Inc. ...     7,527       225,659
Fannie Mae....................    43,834     3,484,803
Federal Home Loan Mortgage
  Association.................    30,350     1,984,890
+Federated Department Stores,
  Inc. .......................     8,730       357,057
+FedEx Corp. .................    13,455       698,045
Fifth Third Bancorp...........    25,219     1,552,986
First Data Corporation........    17,167     1,346,751
FirstEnergy Corp. ............    13,288       464,814
+Fiserv, Inc. ................     8,155       345,120
FleetBoston Financial
  Corporation.................    45,760     1,670,240
Fluor Corporation.............     3,474       129,928
Ford Motor Company............    80,171     1,260,288
+Forest Laboratories, Inc. ...     7,709       631,753
Fortune Brands, Inc. .........     6,699       265,213
Franklin Resources, Inc. .....    11,622       409,908
+Freeport-McMoRan Copper &
  Gold, Inc. (Class B)........     6,308        84,464
Gannett Co., Inc. ............    11,647       783,028
The Gap, Inc. ................    37,663       525,022
+Gateway Inc. ................    14,179       113,999
General Dynamics
  Corporation.................     8,764       697,965
General Electric Company++....   435,265    17,445,421
General Mills, Inc. ..........    15,908       827,375
General Motors Corporation....    24,083     1,170,433
Genuine Parts Company.........     7,538       276,645
+Genzyme Corporation..........     7,300       436,978
Georgia-Pacific Group.........     9,904       273,449
The Gillette Company..........    46,258     1,545,017
Golden West Financial
  Corporation.................     6,999       411,891
The Goodyear Tire & Rubber
  Company.....................     6,934       165,099
Great Lakes Chemical
  Corporation.................     2,211        53,682

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
+Guidant Corporation..........    13,491  $    671,852
H & R Block, Inc. ............     8,081       361,221
HCA Inc. .....................    23,555       907,810
+HEALTHSOUTH Corporation......    17,076       253,066
H.J. Heinz Company............    15,249       627,039
Halliburton Company...........    18,802       246,306
Harley-Davidson, Inc. ........    13,252       719,716
+Harrah's Entertainment,
  Inc. .......................     5,155       190,787
The Hartford Financial
  Services Group, Inc. .......    10,377       651,987
Hasbro, Inc. .................     7,545       122,455
+Health Management Associates,
  Inc. (Class A)..............    10,700       196,880
+Hercules Incorporated........     4,776        47,760
Hershey Foods Corporation.....     5,974       404,440
Hewlett-Packard Company.......    85,135     1,748,673
Hilton Hotels Corporation.....    16,163       176,500
The Home Depot, Inc. .........   102,259     5,216,232
Honeywell International
  Inc. .......................    35,463     1,199,359
Household International,
  Inc. .......................    20,325     1,177,631
+Humana Inc. .................     7,457        87,918
Huntington Bancshares
  Incorporated................    11,005       189,176
IMS Health Incorporated.......    12,948       252,615
ITT Industries, Inc. .........     3,878       195,839
Illinois Tool Works Inc. .....    13,266       898,374
+Imagistics International
  Inc. .......................       865        10,682
+Immunex Corporation..........    23,370       647,582
+Inco Limited.................     8,002       135,554
Ingersoll-Rand Company........     7,379       308,516
Intel Corporation.............   294,688     9,267,938
International Business
  Machines Corporation........    75,534     9,136,593
International Flavors &
  Fragrances Inc. ............     4,199       124,752
+International Game
  Technology..................     3,877       264,799
International Paper Company...    21,124       852,353
The Interpublic Group of
  Companies, Inc. ............    16,433       485,431
+Intuit Inc. .................     9,093       388,817
J.C. Penney Company, Inc. ....    11,535       310,292
+JDS Uniphase Corporation.....    57,677       503,520
J.P. Morgan Chase & Co. ......    86,991     3,162,123
+Jabil Circuit, Inc. .........     8,415       191,189
Jefferson -- Pilot
  Corporation.................     6,666       308,436
John Hancock Financial
  Services, Inc. .............    13,499       557,509
Johnson & Johnson.............  134,453..    7,946,172
Johnson Controls, Inc. .......  3,823...       308,707
+Jones Apparel Group, Inc. ...  5,300...       175,801
KB HOME.......................  1,889...        75,749
+KLA-Tencor Corporation.......  8,100...       401,436
+Kadant Inc. .................         1            15
Kellogg Company...............    17,789       535,449
Kerr-McGee Corporation........     4,421       242,271
KeyCorp.......................    18,603       452,797
KeySpan Corporation...........     6,017       208,489
Kimberly-Clark Corporation....    23,321     1,394,596
Kinder Morgan, Inc. ..........     5,048       281,122
+King Pharmaceuticals,
  Inc. .......................    10,716       451,464
+Kmart Corporation............    21,469       117,221
Knight Ridder, Inc. ..........     3,235       210,049
+Kohl's Corporation...........    14,625     1,030,185

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
+The Kroger Co. ..............    35,526  $    741,428
+LSI Logic Corporation........    15,796       249,261
Leggett & Platt,
  Incorporated................     8,655       199,065
Lehman Brothers Holdings,
  Inc. .......................    10,801       721,507
+Lexmark International Group,
  Inc. (Class A)..............     5,607       330,813
The Limited, Inc. ............    18,665       274,749
Lincoln National
  Corporation.................     8,231       399,780
Linear Technology
  Corporation.................    13,964       545,155
Liz Claiborne, Inc. ..........     2,254       112,137
Lockheed Martin Corporation...    19,033       888,270
Loews Corporation.............     8,676       480,477
Louisiana-Pacific
  Corporation.................     4,587        38,714
Lowe's Companies, Inc. .......    33,611     1,559,887
Lucent Technologies Inc. .....   149,242       938,732
MBIA, Inc. ...................     6,488       347,951
MBNA Corporation..............    37,326     1,313,875
MGIC Investment Corporation...     4,667       288,047
+Manor Care, Inc. ............     4,549       107,857
Marriott International, Inc.
  (Class A)...................    10,683       434,264
Marsh & McLennan Companies,
  Inc. .......................    12,130     1,303,369
Masco Corporation.............    20,151       493,700
Mattel, Inc. .................    18,880       324,736
+Maxim Integrated Products,
  Inc. .......................    14,387       755,461
The May Department Stores
  Company.....................    13,047       482,478
Maytag Corporation............     3,336       103,516
+McDermott International,
  Inc. .......................     2,676        32,835
McDonald's Corporation........    56,672     1,500,108
The McGraw-Hill Companies,
  Inc. .......................     8,552       521,501
McKesson HBOC, Inc. ..........    12,507       467,762
The Mead Corporation..........     4,343       134,155
+MedImmune, Inc. .............     9,358       433,743
Medtronic, Inc. ..............    52,962     2,712,184
Mellon Financial
  Corporation.................    20,911       786,672
Merck & Co., Inc. ............   100,479     5,908,165
+Mercury Interactive Corp. ...     3,566       121,173
Meredith Corporation..........     2,232        79,571
Merrill Lynch & Co., Inc.
  **..........................    36,779     1,916,921
MetLife, Inc. ................    32,853     1,040,783
+Micron Technology, Inc. .....    26,126       809,906
+Microsoft Corporation++......   235,843    15,629,316
Millipore Corporation.........     2,031       123,282
Minnesota Mining and
  Manufacturing Company
  (3M)........................    17,373     2,053,662
+Mirant Corporation...........    15,570       249,431
Molex Incorporated............     8,563       265,025
Moody's Corporation...........     6,902       275,114
Morgan Stanley Dean Witter &
  Co. ........................    48,763     2,727,802
Motorola, Inc. ...............    96,236     1,445,465
+NCR Corporation..............     4,270       157,392
NICOR, Inc. ..................     2,029        84,488
+NVIDIA Corporation...........     5,900       394,710
+Nabors Industries, Inc. .....     6,446       221,291
National City Corporation.....    26,325       769,743
+National Semiconductor
  Corporation.................     7,654       235,667

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SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
Navistar International
  Corporation.................     2,617  $    103,372
+Network Appliance, Inc. .....    14,265       311,976
The New York Times Company
  (Class A)...................     6,977       301,755
Newell Rubbermaid Inc. .......    11,685       322,155
Newmont Mining Corporation....     8,503       162,492
+Nextel Communications, Inc.
  (Class A)...................    33,524       367,423
+Niagara Mohawk Holdings
  Inc. .......................     7,088       125,670
Nike, Inc. (Class B)..........    11,817       664,588
NiSource Inc. ................     9,011       207,794
+Noble Drilling Corporation...     5,887       200,393
Nordstrom, Inc. ..............     5,884       119,033
Norfolk Southern
  Corporation.................    16,886       309,520
Nortel Networks Corporation...   139,620     1,047,150
Northern Trust Corporation....     9,801       590,216
Northrop Grumman Corporation..     3,788       381,868
+Novell, Inc. ................    15,782        72,439
+Novellus Systems, Inc. ......     6,242       246,247
Nucor Corporation.............     3,435       181,918
Occidental Petroleum
  Corporation.................    16,279       431,882
+Office Depot, Inc. ..........    13,040       241,762
Omnicom Group Inc. ...........     8,117       725,254
+Oracle Corporation...........   245,985     3,397,053
PACCAR Inc. ..................     3,343       219,368
PG&E Corporation..............    16,981       326,714
+PMC -- Sierra, Inc. .........     7,233       153,774
PNC Bank Corp. ...............    12,664       711,717
PPG Industries, Inc. .........     7,443       384,952
PPL Corporation...............     6,379       222,308
+Pactiv Corporation...........     6,967       123,664
Pall Corporation..............     5,410       130,165
+Palm, Inc. ..................    24,877        96,523
+Parametric Technology
  Corporation.................    11,577        90,416
Parker-Hannifin Corporation...     5,135       235,748
Paychex, Inc. ................    16,360       573,254
Peoples Energy Corporation....     1,585        60,119
+PeopleSoft, Inc. ............    12,882       517,856
The Pepsi Bottling Group,
  Inc. .......................    12,604       296,194
PepsiCo, Inc. ................    77,439     3,770,505
PerkinElmer, Inc. ............     4,409       154,403
Pfizer Inc. ..................   276,628    11,023,626
Pharmacia Corporation.........    57,009     2,431,434
Phelps Dodge Corporation......     3,444       111,586
Philip Morris Companies
  Inc.++......................    94,989     4,355,246
Phillips Petroleum Company....    16,634     1,002,365
Pinnacle West Capital
  Corporation.................     3,724       155,849
Pitney Bowes Inc. ............    10,815       406,752
Placer Dome Inc. .............    14,384       156,929
+Power-One, Inc. .............     3,461        36,029
Praxair, Inc. ................     6,977       385,479
The Procter & Gamble
  Company.....................    56,753     4,490,865
Progress Energy, Inc. ........     9,529       429,091
The Progressive Corporation...     3,198       477,461
Providian Financial
  Corporation.................    12,579        44,655
Public Service Enterprise
  Group Incorporated..........     9,114       384,520
Pulte Corporation.............     2,521       112,613

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
+QLogic Corporation...........     4,043  $    179,954
+QUALCOMM Incorporated........    33,184     1,675,792
+Quintiles Transnational
  Corp. ......................     5,108        82,137
Qwest Communications
  International Inc. .........    72,796     1,028,607
R.R. Donnelley & Sons
  Company.....................     5,144       152,725
RadioShack Corporation........     8,183       246,308
Raytheon Company..............    16,846       546,990
+Reebok International Ltd. ...     2,524        66,886
Regions Financial
  Corporation.................     9,970       299,499
Reliant Energy, Inc. .........    12,983       344,309
+Robert Half International
  Inc. .......................     7,686       205,215
Rockwell Collins..............     7,983       155,669
Rockwell International
  Corporation.................     7,983       142,576
Rohm and Haas Company.........     9,688       335,495
+Rowan Companies, Inc. .......     4,135        80,095
Royal Dutch Petroleum Company
  (NY Registered Shares)......    93,962     4,606,017
Ryder System, Inc. ...........     2,684        59,451
SAFECO Corporation............     5,644       175,811
SBC Communications Inc. ......   147,584     5,780,865
SUPERVALU Inc. ...............     5,792       128,119
SYSCO Corporation.............    29,471       772,730
+Sabre Holdings Corporation...     5,823       246,604
+Safeway Inc. ................    22,147       924,637
+Sanmina Corporation..........    22,809       453,898
+Sapient Corporation..........     5,347        41,279
Sara Lee Corporation..........    34,517       767,313
Schering-Plough Corporation...    64,111     2,295,815
Schlumberger Limited..........    25,145     1,381,718
Scientific-Atlanta, Inc. .....     7,080       169,495
+Sealed Air Corporation.......     3,660       149,401
Sears, Roebuck & Co. .........    14,395       685,778
Sempra Energy.................     9,017       221,367
The Sherwin-Williams Company..     6,866       188,815
+Siebel Systems, Inc. ........    19,857       555,599
Sigma-Aldrich Corporation.....     3,317       130,723
Snap-On Incorporated..........     2,541        85,529
+Solectron Corporation........    35,435       399,707
The Southern Company..........    30,018       760,956
SouthTrust Corporation........    14,938       368,520
Southwest Airlines Co. .......    33,375       616,770
Sprint Corporation............    38,834       779,787
+Sprint Corp. (PCS Group).....    43,259     1,055,951
+St. Jude Medical, Inc. ......     3,697       287,072
The St. Paul Companies,
  Inc. .......................     9,397       413,186
The Stanley Works.............     3,741       174,218
+Staples, Inc. ...............    19,995       373,907
+Starbucks Corporation........    16,722       318,554
Starwood Hotels & Resorts
  Worldwide, Inc. ............     8,709       259,964
State Street Corporation......    14,193       741,584
Stilwell Financial, Inc. .....     9,611       261,611
Stryker Corporation...........     8,648       504,784
+Sun Microsystems, Inc. ......   142,712     1,761,066
Sunoco, Inc. .................     3,678       137,337
SunTrust Banks, Inc. .........    12,796       802,309
Symbol Technologies, Inc. ....     9,928       157,657
Synovus Financial Corp. ......    12,710       318,386

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
T. Rowe Price Group Inc. .....     5,393  $    187,299
TECO Energy, Inc. ............     5,915       155,210
The TJX Companies, Inc. ......    12,278       489,401
+TMP Worldwide Inc. ..........     4,671       200,386
TRW Inc. .....................     5,440       201,498
TXU Corp. ....................    11,258       530,815
Target Corporation............    39,334     1,614,661
+Tektronix, Inc. .............     4,131       106,497
+Tellabs, Inc. ...............    17,933       269,533
Temple-Inland, Inc. ..........     2,154       122,196
+Tenet Healthcare
  Corporation.................    14,208       834,294
+Teradyne, Inc. ..............     7,638       230,209
Texas Instruments
  Incorporated................    76,071     2,129,988
Textron, Inc. ................     6,180       256,223
+Thermo Electron
  Corporation.................     7,936       189,353
Thomas & Betts Corporation....     2,565        54,250
Tiffany & Co. ................     6,447       202,887
Torchmark Corporation.........     5,497       216,197
+Toys 'R' Us, Inc. ...........     8,668       179,773
Transocean Sedco Forex
  Inc. .......................    13,911       470,470
Tribune Company...............    13,077       489,472
+Tricon Global Restaurants,
  Inc. .......................     6,421       315,913
Tupperware Corporation........     2,512        48,356
Tyco International Ltd. ......    87,563     5,157,461
+US Airways Group, Inc. ......     3,003        19,039
U.S. Bancorp..................    83,504     1,747,739
USA Education Inc. ...........     7,141       599,987
UST Inc. .....................     7,199       251,965
USX-Marathon Group............    13,523       405,690
+USX-U.S. Steel Group.........     3,889        70,430
Unilever NV (NY Registered
  Shares).....................    25,104     1,446,241
Union Pacific Corporation.....    10,907       621,699
Union Planters Corporation....     6,008       271,141
+Unisys Corporation...........    13,869       173,917
United Technologies
  Corporation.................    20,682     1,336,678
UnitedHealth Group
  Incorporated................    13,899       983,632
+Univision Communications Inc.
  (Class A)...................     9,098       368,105
Unocal Corporation............    10,710       386,310
UnumProvident Corporation.....    10,589       280,714
+VERITAS Software
  Corporation.................    17,415       780,540
V. F. Corporation.............     4,908       191,461
Verizon Communications........   118,518     5,624,864
+Viacom, Inc. (Class B).......    78,007     3,444,009
Visteon Corporation...........     5,774        86,841

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
+Vitesse Semiconductor
  Corporation.................     8,035  $    100,116
Vulcan Materials Company......     4,450       213,333
W. W. Grainger, Inc. .........     4,121       197,808
Wachovia Corporation..........    59,622     1,869,746
Walgreen Co. .................    44,644     1,502,717
Wal-Mart Stores, Inc. ........   195,916    11,274,966
The Walt Disney Company.......    89,382     1,851,995
Washington Mutual, Inc. ......    38,458     1,257,577
Waste Management, Inc. .......    27,410       874,653
+Waters Corporation...........     5,400       209,250
+Watson Pharmaceuticals,
  Inc. .......................     4,640       145,650
+Wellpoint Health Networks
  Inc. .......................     2,792       326,245
Wells Fargo Company...........    75,203     3,267,570
Wendy's International,
  Inc. .......................     5,019       146,403
Westvaco Corporation..........     4,432       126,090
Weyerhaeuser Company..........     9,429       509,920
Whirlpool Corporation.........     2,934       215,149
Willamette Industries,
  Inc. .......................     4,865       253,564
The Williams Companies,
  Inc. .......................    22,507       574,379
Winn-Dixie Stores, Inc. ......     6,123        87,253
Wm. Wrigley Jr. Company.......     9,916       509,385
+WorldCom, Inc. ..............   126,554     1,781,880
Worthington Industries,
  Inc. .......................     3,772        53,562
XL Capital Ltd. (Class A).....     5,855       534,913
Xcel Energy, Inc. ............    14,984       415,656
Xerox Corporation.............    30,423       317,008
+Xilinx, Inc. ................    14,513       566,733
+Yahoo! Inc. .................    24,842       440,697
+Zimmer Holdings, Inc. .......     8,516       260,079
Zions Bancorporation..........     4,124       216,840
------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$397,638,754)--95.1%                458,740,898
------------------------------------------------------

SHORT-TERM OBLIGATIONS--            FACE
COMMERCIAL PAPER*                 AMOUNT
------------------------------------------------------
General Electric Capital
  Corp., 1.82% due
  1/02/2002................  $11,955,000    11,954,396
------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(COST--$11,954,396)--2.5%                   11,954,396
------------------------------------------------------
TOTAL INVESTMENTS
(COST--$409,593,150)--97.6%..              470,695,294
VARIATION MARGIN ON
FINANCIAL FUTURES
CONTRACTS***--0.0%.........                    (89,469)
OTHER ASSETS LESS
LIABILITIES--2.4%..........                 11,768,624
                                          ------------
NET ASSETS--100.0%.........               $482,374,449
                                          ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

 * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

 ** An affiliate of the Fund.

*** Financial futures contracts purchased as of December 31, 2001 were as follows:

-------------------------------------------------------------------------
NUMBER OF                                       EXPIRATION
CONTRACTS                ISSUE                     DATE          VALUE
-------------------------------------------------------------------------
   65       S&P 500 Financial Futures Index     March 2002    $18,674,500
-------------------------------------------------------------------------
       TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (CONTRACT
                                         PRICE--$18,550,908)  $18,674,500
                                                              ===========
-------------------------------------------------------------------------

 + Non-income producing security.

++ Portions of holdings pledged as collateral for financial futures contracts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------


ASSETS:
Investments, at value (including securities loaned of
  $38,897,762) (identified cost--$409,593,150)..............                 $470,695,294
Investments held as collateral for loaned securities, at
  value.....................................................                   40,729,000
Cash........................................................                        2,980
Receivables:
  Capital shares sold.......................................  $ 11,716,105
  Dividends.................................................       483,846
  Securities sold...........................................       118,988
  Loaned securities.........................................         1,948     12,320,887
                                                              ------------
Prepaid expenses............................................                       41,393
                                                                             ------------
Total assets................................................                  523,789,554
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   40,729,000
Payables:
  Securities purchased......................................       288,667
  Investment adviser........................................       119,325
  Capital shares redeemed...................................       110,733
  Variation margin..........................................        89,469        608,194
                                                              ------------
Accrued expenses............................................                       77,911
                                                                             ------------
Total liabilities...........................................                   41,415,105
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $482,374,449
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $  3,307,710
Paid-in capital in excess of par............................                  442,059,174
Accumulated investment loss--net............................  $    (33,917)
Accumulated realized capital losses on investments--net.....   (24,184,254)
Unrealized appreciation on investments--net.................    61,225,736
                                                              ------------
Total accumulated earnings--net.............................                   37,007,565
                                                                             ------------
NET ASSETS..................................................                 $482,374,449
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $482,374,449 and 33,077,096
  shares outstanding........................................                 $      14.58
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $30,975 foreign withholding tax)..........               $  6,368,238
Interest....................................................                    294,051
Securities lending--net.....................................                      2,377
                                                                           ------------
Total income................................................                  6,664,666
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,486,155
Accounting services.........................................     190,297
Professional fees...........................................      60,337
Printing and shareholder reports............................      52,470
Custodian fees..............................................      52,093
Directors' fees and expenses................................      21,216
Transfer agent fees.........................................       4,995
Registration fees...........................................       4,266
Pricing services............................................       1,052
Other.......................................................     115,506
                                                              ----------
Total expenses..............................................                  1,988,387
                                                                           ------------
Investment income--net......................................                  4,676,279
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................                (13,275,102)
Change in unrealized appreciation on investments--net.......                (59,817,774)
                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $(68,416,597)
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  4,676,279    $  5,103,802
Realized loss on investments--net...........................     (13,275,102)     (4,833,051)
Change in unrealized appreciation/depreciation on
  investments--net..........................................     (59,817,774)    (56,238,852)
                                                                ------------    ------------
Net decrease in net assets resulting from operations........     (68,416,597)    (55,968,101)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (4,675,024)     (5,115,950)
In excess of investment income--net:
  Class A...................................................              --         (35,137)
In excess of realized gain on investments--net:
  Class A...................................................              --        (840,237)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (4,675,024)     (5,991,324)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      10,299,404      20,731,769
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (62,792,217)    (41,227,656)
Beginning of year...........................................     545,166,666     586,394,322
                                                                ------------    ------------
End of year*................................................    $482,374,449    $545,166,666
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Accumulated investment loss--net..........................    $    (33,917)   $    (35,137)
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                               CLASS A
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.          --------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  16.79    $  18.73    $  16.23    $  13.48    $  10.17
                                                                --------    --------    --------    --------    --------
Investment income--net......................................         .15         .16         .19         .18         .17
Realized and unrealized gain (loss) on investments--net.....       (2.21)      (1.91)       3.05        3.40        3.16
                                                                --------    --------    --------    --------    --------
Total from investment operations............................       (2.06)      (1.75)       3.24        3.58        3.33
                                                                --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net....................................        (.15)       (.16)       (.37)       (.17)       (.02)
  In excess of investment income--net.......................          --          --+         --          --          --
  Realized gain on investments--net.........................          --          --        (.18)       (.66)         --+
  In excess of realized gain on investments--net............          --        (.03)       (.19)         --          --
                                                                --------    --------    --------    --------    --------
Total dividends and distributions...........................        (.15)       (.19)       (.74)       (.83)       (.02)
                                                                --------    --------    --------    --------    --------
Net asset value, end of year................................    $  14.58    $  16.79    $  18.73    $  16.23    $  13.48
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................     (12.28%)     (9.37%)     20.50%      28.28%      32.81%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        .40%        .35%        .35%        .36%        .34%
                                                                ========    ========    ========    ========    ========
Expenses....................................................        .40%        .35%        .35%        .36%        .40%
                                                                ========    ========    ========    ========    ========
Investment income--net......................................        .94%        .88%       1.13%       1.36%       2.01%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $482,374    $545,167    $586,394    $403,217    $215,234
                                                                ========    ========    ========    ========    ========
Portfolio turnover..........................................       3.46%       7.31%      26.35%      11.92%      36.85%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Index 500 Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange

--------------------------------------------------------------------------------

rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $35 have been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in

--------------------------------------------------------------------------------

registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $10,182,250 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $30,546,750 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $164 in securities lending agent fees.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $33,740 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $16,788,471 and $22,438,371, respectively.

  Net realized losses for the year ended December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                           Losses         Gains
------------------------------------------------------------------
Long-term investments.................  $(11,707,826)  $61,102,144
Financial futures contracts...........    (1,567,276)      123,592
                                        ------------   -----------
Total.................................  $(13,275,102)  $61,225,736
                                        ============   ===========
------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $55,177,259, of which $110,470,586 related to appreciated securities and $55,293,327 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $415,518,035.
4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year                              Dollar
Ended December 31, 2001                    Shares        Amount
------------------------------------------------------------------
Shares sold............................   4,773,093   $ 71,922,215
Shares issued to shareholders in
 reinvestment of dividends.............     317,043      4,675,024
                                         ----------   ------------
Total issued...........................   5,090,136     76,597,239
Shares redeemed........................  (4,483,632)   (66,297,835)
                                         ----------   ------------
Net increase...........................     606,504   $ 10,299,404
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year                              Dollar
Ended December 31, 2000                    Shares        Amount
------------------------------------------------------------------
Shares sold............................   4,316,223   $ 78,731,442
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................     351,827      5,991,324
                                         ----------   ------------
Total issued...........................   4,668,050     84,722,766
Shares redeemed........................  (3,506,217)   (63,990,997)
                                         ----------   ------------
Net increase...........................   1,161,833   $ 20,731,769
                                         ==========   ============
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                           12/31/2001   12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $4,675,024   $5,762,798
 Net long-term capital gains.............          --      228,526
                                           ----------   ----------
Total taxable distributions..............  $4,675,024   $5,991,324
                                           ==========   ==========
------------------------------------------------------------------

--------------------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

---------------------------------------------------------------
Undistributed ordinary income--net...............  $         --
Undistributed long-term capital gains--net.......            --
                                                   ------------
Total undistributed earnings--net................            --
                                                   ------------
Capital loss carryforward........................   (18,021,582)*
Unrealized gains--net............................    55,029,147**
                                                   ------------
Total accumulated earnings--net..................  $ 37,007,565
                                                   ============
---------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $18,021,582, of which $3,261,712 expires in 2008 and $14,759,870 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, INDEX 500 FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Index 500 Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Index 500 Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  Large Cap Core Focus Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

  For the six-month period ended December 31, 2001, the Fund's Class A Shares had a total return of -3.24%. However, on a relative basis, the Fund maintained 257 basis points (2.57%) of outperformance versus its benchmark, the unmanaged Russell 1000 Index, which returned -5.81%, for the same period. While absolute performance in the markets has been difficult during the last six months, we used this period to hold on to our earlier gains in relative performance compared to our benchmark and our competitive peer groups. The largest significant positive contributors to performance were stock selection in consumer discretionary (for example, AutoZone, Inc. and Office Depot, Inc.) and stock selection in information technology. The largest detractors to performance were an underweight in consumer staples, and stock selection in finance and health care.

  For the 12-month period ended December 31, 2001, the Fund's Class A Shares returned -7.39%. Again, despite this negative absolute return, on a relative basis the Fund was 506 basis points ahead of its benchmark, the Russell 1000 Index, which has a total return of -12.45% for the same period.

  After moving somewhat more cyclical in the portfolio during the late summer and early fall, the Fund has been somewhat more defensive once again. During the period, we added to consumer discretionary and consumer staples areas and reduced weightings in energy and utilities. Our largest purchases included Ivax Corporation, Johnson & Johnson, Lennar Corporation and Reebok International Ltd. Our largest sales included Exxon Mobil Corporation, Federal National Mortgage Association, Johnson & Johnson, Ocean Energy Inc., Raytheon Company and U.S. Bancorp. We continue to concentrate on sectors and stocks with near-term earnings deliverability and reasonable valuations. As a result, we are above benchmark weights in the consumer discretionary and health care sectors, and below benchmark weights in the information technology and financials sectors. We remain tilted toward the lower end of the permissible capitalization range, anticipating continued outperformance of mid cap and large cap securities relative to mega cap securities.

MARKET ENVIRONMENT

  We believe the worst bear market in a generation ended on September 21, 2001, following the tragic events of September 11. With the major averages declining more than 30% from their 2000 peak levels, the technology-heavy NASDAQ fell by more than 70% as the bubble burst. While a first quarter correction is likely, the magnitude of the cyclical policy responses should support further upward price momentum. Hopefully, volatility will subside somewhat from the record setting levels of 2000 and 2001. Significant changes occurred within the portfolio during the latter half of the period (post-September 11) as the market physically shifted from defense to offense. While we expect economic recovery to unfold in 2002, we believe the market is somewhat ahead of fundamentals.

IN CONCLUSION

  We appreciate your investment in Large Cap Core Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert C. Doll

Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                  LARGE CAP CORE FOCUS                                    STANDARD & POOR'S 500
                                                 FUND+--CLASS A SHARES*       RUSSELL 1000 INDEX++              INDEX+++
                                                 ----------------------       --------------------        ---------------------
12/91                                                   10000.00                    10000.00                    10000.00
12/92                                                   10269.00                    10893.00                    10762.00
12/93                                                   11765.00                    12002.00                    11847.00
12/94                                                   11624.00                    12049.00                    12003.00
12/95                                                   14252.00                    16600.00                    16513.00
12/96                                                   16803.00                    20326.00                    20304.00
12/97                                                   20785.00                    27003.00                    27078.00
12/98                                                   24023.00                    34300.00                    34817.00
12/99                                                   31573.00                    41473.00                    42143.00
12/00                                                   28463.00                    38243.00                    38306.00
12/01                                                   26360.00                    33482.00                    33758.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ Large Cap Core Focus Fund, which uses a fully managed investment policy, invests primarily in common stocks of large-capitalization companies, as well as investment-grade debt and convertible securities.
++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
+++ This unmanaged broad-based Index is comprised of common stocks.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                  - 7.39%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                                                 + 9.42
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                                                  +10.18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2001                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    -3.24%        -7.39%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
     INDUSTRY          HELD                                STOCKS                              VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS         55,000    +Lear Corporation.......................................  $  2,097,700       0.4%
---------------------------------------------------------------------------------------------------------------------
BANKS                  108,000    Astoria Financial Corporation...........................     2,857,680       0.5
                       185,000    Bank of America Corporation.............................    11,645,750       2.0
                       227,000    Golden State Bancorp Inc. ..............................     5,936,050       1.0
                       163,000    GreenPoint Financial Corp. .............................     5,827,250       1.0
                        79,000    Hibernia Corporation (Class A)..........................     1,405,410       0.2
                       239,000    National City Corporation...............................     6,988,360       1.2
                       116,000    North Fork Bancorporation...............................     3,710,840       0.6
                       257,000    SouthTrust Corporation..................................     6,324,770       1.0
                       106,000    SunTrust Banks, Inc. ...................................     6,646,200       1.1
                        74,000    Union Planters Corporation..............................     3,339,620       0.6
                       246,000    Washington Mutual, Inc. ................................     8,044,200       1.3
                                                                                            ------------     -----
                                                                                              62,726,130      10.5
---------------------------------------------------------------------------------------------------------------------
BEVERAGES               30,000    +Constellation Brands, Inc. (Class A)...................     1,285,500       0.2
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY          109,000    +Genzyme Corporation....................................     6,523,650       1.1
                       202,000    +SICOR Inc. ............................................     3,155,240       0.5
                                                                                            ------------     -----
                                                                                               9,678,890       1.6
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES    366,000    +Cendant Corporation....................................     7,177,260       1.2
&
SUPPLIES
                       155,000    Deluxe Corporation......................................     6,444,900       1.1
                        98,000    First Data Corporation..................................     7,688,100       1.3
                       143,000    H & R Block, Inc. ......................................     6,392,100       1.0
                                                                                            ------------     -----
                                                                                              27,702,360       4.6
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS         296,000    +Advanced Fibre Communications, Inc. ...................     5,224,400       0.9
EQUIPMENT
                        86,000    +Cisco Systems, Inc. ...................................     1,557,460       0.2
                                                                                            ------------     -----
                                                                                               6,781,860       1.1
---------------------------------------------------------------------------------------------------------------------
COMPUTERS &             48,000    International Business Machines Corporation.............     5,806,080       1.0
PERIPHERALS
                       102,000    +Storage Technology Corporation.........................     2,108,340       0.3
                                                                                            ------------     -----
                                                                                               7,914,420       1.3
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED            175,000    Citigroup Inc. .........................................     8,834,000       1.5
FINANCIALS
                       118,000    Countrywide Credit Industries, Inc. ....................     4,834,460       0.8
                       121,000    Federal Home Loan Mortgage Association..................     7,913,400       1.3
                                                                                            ------------     -----
                                                                                              21,581,860       3.6
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED             39,000    SBC Communications Inc. ................................     1,527,630       0.3
TELECOMMUNICATION
SERVICES

                        29,000    Verizon Communications. ................................     1,376,340       0.2
                                                                                            ------------     -----
                                                                                               2,903,970       0.5
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES     186,000    FirstEnergy Corp. ......................................     6,506,280       1.1
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC              18,000    Diebold, Incorporated...................................       727,920       0.1
EQUIPMENT &
INSTRUMENTS
                       141,000    +Tech Data Corporation..................................     6,081,330       1.0
                                                                                            ------------     -----
                                                                                               6,809,250       1.1
---------------------------------------------------------------------------------------------------------------------
FOOD & DRUG            196,000    Albertson's, Inc. ......................................     6,172,040       1.0
RETAILING
                       288,000    SUPERVALU Inc. .........................................     6,370,560       1.1
                                                                                            ------------     -----
                                                                                              12,542,600       2.1
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS          449,000    Archer-Daniels-Midland Company..........................     6,443,150       1.1
                       216,000    +Smithfield Foods, Inc. ................................     4,760,640       0.8
                       198,000    Tyson Foods, Inc. (Class A).............................     2,286,900       0.4
                                                                                            ------------     -----
                                                                                              13,490,690       2.3
---------------------------------------------------------------------------------------------------------------------
GAS UTILITIES          191,000    Sempra Energy...........................................     4,689,050       0.8
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE            121,000    +Boston Scientific Corporation..........................     2,918,520       0.5
EQUIPMENT &
SUPPLIES
                        82,000    +Cytyc Corporation......................................     2,140,200       0.4
                        62,000    +Guidant Corporation....................................     3,087,600       0.5
                                                                                            ------------     -----
                                                                                               8,146,320       1.4
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
     INDUSTRY          HELD                                STOCKS                              VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE             34,000    +DaVita, Inc. ..........................................  $    831,300       0.1%
PROVIDERS &
SERVICES
                       106,000    +Express Scripts, Inc. (Class A)........................     4,956,560       0.8
                       447,000    +HEALTHSOUTH Corporation................................     6,624,540       1.1
                       188,000    +Health Management Associates, Inc. (Class A)...........     3,459,200       0.6
                       196,000    +Humana Inc. ...........................................     2,310,840       0.4
                       103,850    +Manor Care, Inc. ......................................     2,462,284       0.4
                       174,000    McKesson HBOC, Inc. ....................................     6,507,600       1.1
                       210,000    +Oxford Health Plans, Inc. .............................     6,329,400       1.1
                        87,000    +Quest Diagnostics Incorporated.........................     6,238,770       1.1
                       698,000    +Service Corporation International......................     3,483,020       0.6
                       123,000    +Tenet Healthcare Corporation...........................     7,222,560       1.2
                        88,000    +Trigon Healthcare, Inc. ...............................     6,111,600       1.0
                        99,000    UnitedHealth Group Incorporated.........................     7,006,230       1.2
                        52,000    +Wellpoint Health Networks Inc. ........................     6,076,200       1.0
                                                                                            ------------     -----
                                                                                              69,620,104      11.7
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS     90,000    +International Game Technology..........................     6,147,000       1.0
& LEISURE
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES     184,000    D.R. Horton, Inc. ......................................     5,972,640       1.0
                       135,000    Fortune Brands, Inc. ...................................     5,344,650       0.9
                       142,000    Lennar Corporation......................................     6,648,440       1.1
                       111,000    +Mohawk Industries, Inc. ...............................     6,091,680       1.0
                        85,000    Whirlpool Corporation...................................     6,233,050       1.1
                                                                                            ------------     -----
                                                                                              30,290,460       5.1
---------------------------------------------------------------------------------------------------------------------
IT CONSULTING &        113,000    Electronic Data Systems Corporation.....................     7,746,150       1.3
SERVICES
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL             414,000    General Electric Company................................    16,593,120       2.8
CONGLOMERATES
---------------------------------------------------------------------------------------------------------------------
INSURANCE               56,000    American International Group, Inc. .....................     4,446,400       0.7
                       114,000    Loews Corporation.......................................     6,313,320       1.1
                       146,000    Old Republic International Corporation..................     4,089,460       0.7
                       166,000    UnumProvident Corporation...............................     4,400,660       0.7
                                                                                            ------------     -----
                                                                                              19,249,840       3.2
---------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG      93,000    +eBay Inc. .............................................     6,220,770       1.0
RETAIL
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &    189,000    Mattel, Inc. ...........................................     3,250,800       0.5
PRODUCTS
---------------------------------------------------------------------------------------------------------------------
MEDIA                   56,000    +AOL Time Warner Inc. ..................................     1,797,600       0.3
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL       249,000    J.C. Penney Company, Inc. ..............................     6,698,100       1.1
                       209,000    Ross Stores, Inc. ......................................     6,704,720       1.1
                       145,000    Sears, Roebuck & Co. ...................................     6,907,800       1.2
                        52,000    Wal-Mart Stores, Inc. ..................................     2,992,600       0.5
                                                                                            ------------     -----
                                                                                              23,303,220       3.9
---------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES        154,000    UtiliCorp United Inc. ..................................     3,876,180       0.7
---------------------------------------------------------------------------------------------------------------------
OIL & GAS              140,000    Ashland Inc. ...........................................     6,451,200       1.1
                       230,000    Exxon Mobil Corporation.................................     9,039,000       1.5
                       182,000    Occidental Petroleum Corporation........................     4,828,460       0.8
                       159,000    Sunoco, Inc. ...........................................     5,937,060       1.0
                       211,000    USX-Marathon Group......................................     6,330,000       1.1
                       147,000    Valero Energy Corporation...............................     5,603,640       0.9
                                                                                            ------------     -----
                                                                                              38,189,360       6.4
---------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS       77,000    The Procter & Gamble Company............................     6,093,010       1.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
     INDUSTRY          HELD                                STOCKS                              VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS         76,000    +Barr Laboratories, Inc. ...............................  $  6,031,360       1.0%
                       273,000    Johnson & Johnson.......................................    16,134,300       2.7
                       163,000    +King Pharmaceuticals, Inc. ............................     6,867,190       1.2
                        23,000    +Medicis Pharmaceutical (Class A).......................     1,485,570       0.2
                        28,000    Merck & Co., Inc. ......................................     1,646,400       0.3
                       177,000    Mylan Laboratories, Inc. ...............................     6,637,500       1.1
                       208,000    Pfizer Inc. ............................................     8,288,800       1.4
                                                                                            ------------     -----
                                                                                              47,091,120       7.9
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL            165,000    CSX Corporation.........................................     5,783,250       1.0
                       342,000    Norfolk Southern Corporation............................     6,268,860       1.0
                                                                                            ------------     -----
                                                                                              12,052,110       2.0
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR          200,000    Intel Corporation.......................................     6,288,000       1.1
EQUIPMENT &
PRODUCTS
---------------------------------------------------------------------------------------------------------------------
SOFTWARE               189,000    Computer Associates International, Inc. ................     6,518,610       1.1
                       163,000    +Compuware Corporation..................................     1,921,770       0.3
                       158,000    +Microsoft Corporation..................................    10,467,500       1.8
                        98,000    +NVIDIA Corporation.....................................     6,556,200       1.1
                                                                                            ------------     -----
                                                                                              25,464,080       4.3
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL       486,000    +AutoNation, Inc. ......................................     5,992,380       1.0
                        82,000    +AutoZone, Inc. ........................................     5,887,600       1.0
                        52,000    +Borders Group, Inc. ...................................     1,031,680       0.2
                       208,000    +Foot Locker, Inc. .....................................     3,255,200       0.5
                        14,000    The Home Depot, Inc. ...................................       714,140       0.1
                       156,000    Lowe's Companies, Inc. .................................     7,239,960       1.2
                       340,000    +Office Depot, Inc. ....................................     6,303,600       1.1
                       175,000    The TJX Companies, Inc. ................................     6,975,500       1.2
                                                                                            ------------     -----
                                                                                              37,400,060       6.3
---------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL     118,000    Liz Claiborne, Inc. ....................................     5,870,500       1.0
                       226,000    +Reebok International Ltd. .............................     5,989,000       1.0
                                                                                            ------------     -----
                                                                                              11,859,500       2.0
---------------------------------------------------------------------------------------------------------------------
TOBACCO                251,000    Philip Morris Companies Inc. ...........................    11,508,350       1.9
                        77,000    R.J. Reynolds Tobacco Holdings, Inc. ...................     4,335,100       0.7
                       179,000    UST Inc. ...............................................     6,265,000       1.1
                                                                                            ------------     -----
                                                                                              22,108,450       3.7
---------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &     98,000    Genuine Parts Company...................................     3,596,600       0.6
DISTRIBUTORS
---------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS (COST--$550,557,446)..................   593,094,414      99.4
                                  OTHER ASSETS LESS LIABILITIES...........................     3,643,110       0.6
                                                                                            ------------     -----
                                  NET ASSETS..............................................  $596,737,524     100.0%
                                                                                            ============     =====
---------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $90,543,122)
  (identified cost--$550,557,446)...........................                 $593,094,414
Investments held as collateral for loaned securities, at
  value.....................................................                   95,057,700
Foreign cash................................................                          337
Receivables:
  Securities sold...........................................  $ 13,225,036
  Dividends.................................................       484,947
  Loaned securities.........................................        17,764
  Capital shares sold.......................................        16,220     13,743,967
                                                              ------------
Prepaid expenses and other assets...........................                       70,381
                                                                             ------------
Total assets................................................                  701,966,799
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   95,057,700
Payables:
  Securities purchased......................................     7,626,930
  Custodian bank............................................     1,258,712
  Capital shares redeemed...................................       993,240
  Investment adviser........................................       225,371     10,104,253
                                                              ------------
Accrued expenses and other liabilities......................                       67,322
                                                                             ------------
Total liabilities...........................................                  105,229,275
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $596,737,524
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                 $  2,537,231
Paid-in capital in excess of par............................                  649,827,667
Undistributed investment income--net........................  $      4,223
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (98,168,537)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    42,536,940
                                                              ------------
Total accumulated losses--net...............................                  (55,627,374)
                                                                             ------------
NET ASSETS..................................................                 $596,737,524
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $596,737,524 and 25,372,309
  shares outstanding........................................                 $      23.52
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $89 foreign withholding tax)..............                 $  7,590,297
Interest....................................................                    1,365,050
Securities lending--net.....................................                       47,327
                                                                             ------------
Total income................................................                    9,002,674
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  2,890,620
Accounting services.........................................       236,892
Custodian fees..............................................        97,595
Professional fees...........................................        74,127
Printing and shareholder reports............................        71,444
Directors' fees and expenses................................        29,095
Registration fees...........................................        23,696
Transfer agent fees.........................................         4,991
Pricing services............................................         1,018
Other.......................................................        20,888
                                                              ------------
Total expenses..............................................                    3,450,366
                                                                             ------------
Investment income--net......................................                    5,552,308
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY
  TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................   (65,373,946)
  Foreign currency transactions--net........................        85,397    (65,288,549)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     2,006,651
  Foreign currency transactions--net........................       (40,488)     1,966,163
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(57,770,078)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                                ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2001             2000
----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   5,552,308    $  10,385,446
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      (65,288,549)     167,227,048
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........        1,966,163     (259,886,903)
                                                                -------------    -------------
Net decrease in net assets resulting from operations........      (57,770,078)     (82,274,409)
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (4,957,348)     (10,409,440)
In excess of investment income--net:
  Class A...................................................               --       (3,431,859)
Realized gain on investments--net:
  Class A...................................................          (60,007)    (186,671,924)
In excess of realized gain on investments--net:
  Class A...................................................               --      (29,978,858)
                                                                -------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (5,017,355)    (230,492,081)
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (102,033,531)     116,011,867
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (164,820,964)    (196,754,623)
Beginning of year...........................................      761,558,488      958,313,111
                                                                -------------    -------------
End of year*................................................    $ 596,737,524    $ 761,558,488
                                                                =============    =============
----------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................    $       4,223    $    (675,286)
                                                                =============    =============
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                       CLASS A
FINANCIAL STATEMENTS.                                       --------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2001        2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................  $  25.61    $  39.93    $  38.12    $  38.42    $  32.83
                                                            --------    --------    --------    --------    --------
Investment income--net+...................................       .20         .44         .19         .34         .41
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net......................     (2.09)      (4.16)      10.46        4.80        6.94
                                                            --------    --------    --------    --------    --------
Total from investment operations..........................     (1.89)      (3.72)      10.65        5.14        7.35
                                                            --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................      (.20)       (.48)       (.56)       (.35)       (.22)
  In excess of investment income--net.....................        --        (.16)       (.02)         --          --
  Realized gain on investments--net.......................        --++     (8.58)      (8.26)      (5.09)      (1.54)
  In excess of realized gain on investments--net..........        --       (1.38)         --          --          --
                                                            --------    --------    --------    --------    --------
Total dividends and distributions.........................      (.20)     (10.60)      (8.84)      (5.44)      (1.76)
                                                            --------    --------    --------    --------    --------
Net asset value, end of year..............................  $  23.52    $  25.61    $  39.93    $  38.12    $  38.42
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share........................    (7.39%)     (9.85%)     31.43%      15.58%      23.70%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................      .53%        .49%        .49%        .49%        .48%
                                                            ========    ========    ========    ========    ========
Investment income--net....................................      .86%       1.14%        .52%        .95%       1.16%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....................  $596,738    $761,558    $958,313    $862,897    $875,064
                                                            ========    ========    ========    ========    ========
Portfolio turnover........................................   170.43%     102.12%      77.73%     100.29%     100.08%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Core Focus Fund (the "Fund") (formerly Quality Equity Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the

--------------------------------------------------------------------------------

trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions and post-October losses.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from management estimates of available cash.

  (j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $84,550 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $1 has been reclassified between undistributed net investment income and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds.

  For such services, the Fund pays a monthly fee at the following annual rates:
..500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of December 31, 2001, the Fund lent securities with a value of $14,227,154 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA

--------------------------------------------------------------------------------

Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $23,689,425 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $71,068,275 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $6,853 in securities lending agent fees.

  For the year ended December 31, 2001, MLPF&S earned $71,845 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $29,712 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $1,067,062,098 and $1,081,331,574, respectively.

  Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

----------------------------------------------------------------------
                                          Realized        Unrealized
                                       Gains (Losses)   Gains (Losses)
----------------------------------------------------------------------
Long-term investments................   $(67,255,333)    $42,536,968
Short-term investments...............         15,240              --
Financial futures contracts..........      1,866,147              --
Forward foreign exchange contracts...         57,274              --
Foreign currency transactions........         28,123             (28)
                                        ------------     -----------
Total................................   $(65,288,549)    $42,536,940
                                        ============     ===========
----------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $30,508,092, of which $53,179,540 related to appreciated securities and $22,671,448 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $562,586,322.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:
---------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 2001                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     228,928   $   5,393,178
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     211,707       5,017,355
                                       ----------   -------------
Total issued.........................     440,635      10,410,533
Shares redeemed......................  (4,799,984)   (112,444,064)
                                       ----------   -------------
Net decrease.........................  (4,359,349)  $(102,033,531)
                                       ==========   =============
-----------------------------------------------------------------

---------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 2000                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     175,694   $   6,990,045
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   8,631,559     230,492,081
                                       ----------   -------------
Total issued.........................   8,807,253     237,482,126
Shares redeemed......................  (3,073,897)   (121,470,259)
                                       ----------   -------------
Net increase.........................   5,733,356   $ 116,011,867
                                       ==========   =============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

On January 2, 2002, an ordinary income dividend of $.090488 was declared. The dividend was paid on January 2, 2002, to shareholders of record on December 31, 2001.

--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                         12/31/2001    12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $4,957,369   $ 58,184,402
 Net long-term capital gains...........      59,986    172,307,679
                                         ----------   ------------
Total taxable distributions............  $5,017,355   $230,492,081
                                         ==========   ============
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net................  $      4,223
 Undistributed long-term capital gains--net........            --
                                                     ------------
 Total undistributed earnings--net.................         4,223
                                                     ------------
 Capital loss carryforward.........................   (73,889,758)*
 Unrealized gains--net.............................    18,258,161**
                                                     ------------
 Total accumulated losses--net.....................  $(55,627,374)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $73,889,758, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LARGE CAP CORE FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Core Focus Fund (formerly Quality Equity Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Large Cap Core Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

  For the six-month period ended December 31, 2001, the Fund's Class A Shares had a total return of -1.54%. However, on a relative basis, the Fund maintained 284 basis points (2.84%) of outperformance versus its unmanaged benchmark, the Russell 1000 Value Index, which had a return of -4.38% for the same period. The largest significant positive contributor to performance was stock selection in consumer discretionary (AutoZone, Inc., Office Depot, Inc. and Mohawk Industries, Inc.) and industrials (H & R Block, Inc., Deluxe Corporation and Raytheon Company). Since inception (April 23, 2001) to December 31, 2001 the Fund had a total return of +2.99%. In the context of the difficult market environment of 2001, we are quite pleased with our 572 basis points lead over the Russell 1000 Value Index, which had a return of -2.73% for the same period.

  After moving somewhat more cyclical in the portfolio during the late summer and early fall, the portfolio has been somewhat more defensive once again. During the period, we added to consumer staples, consumer discretionary and industrials, and reduced weightings in energy and utilities. Our largest purchases included Bank of America Corporation, Citigroup Inc., Exxon Mobil Corporation, Philip Morris Companies Inc. and The Procter & Gamble Company. Largest sales included Bristol-Myers Squibb Company, Chevron Corporation, Keycorp, Raytheon Company and Wachovia Corporation. We continue to concentrate on sectors and stocks with near-term earnings deliverability and reasonable valuations. As a result, at December 31, 2001, we were above benchmark weights in consumer discretionary, consumer staples, health care and industrials, and below benchmark weight in telecommunication services, materials, utilities, energy and financials. Our position in information technology was approximately in line with the benchmark. We remain tilted toward the lower end of the permissible capitalization range, anticipating the continued outperformance of mid and large cap securities relative to mega cap securities.

MARKET ENVIRONMENT

  We believe the worst bear market in a generation ended on September 21, 2001, following the tragic events of September 11. With the major averages declining more than 30% from their 2000 peak levels, the technology-heavy NASDAQ fell by more than 70% as the bubble burst. While a first quarter of 2002 correction is likely, the magnitude of the cyclical policy responses should support further upward price momentum. Hopefully, volatility will subside somewhat from the record setting levels of 2000 and 2001. Significant changes occurred within the portfolio during the latter half of the period (post-September 11) as the market physically shifted from defense to offense. While we expect economic recovery to unfold in 2002, we believe the market is somewhat ahead of fundamentals.

IN CONCLUSION

  We appreciate your investment in Large Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert C. Doll

Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                               LARGE CAP VALUE FOCUS FUND+--
                                                                      CLASS A SHARES*               RUSSELL 1000 VALUE INDEX++
                                                               -----------------------------        --------------------------
4/23/01**                                                                  10000                              10000
12/01                                                                      10299                               9559

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** The Fund commenced operations on 4/23/01.
+ The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.
++ This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values. The starting date for the Index in the graph is from 4/30/01.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
AGGREGATE TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (4/23/01) to 12/31/01                                           +2.99%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH      SINCE INCEPTION
AS OF DECEMBER 31, 2001                                       TOTAL RETURN     TOTAL RETURN
---------------------------------------------------------------------------------------------
Class A Shares                                                   -1.54%           +2.99%
---------------------------------------------------------------------------------------------

*Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on 4/23/01.

 Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                       SHARES                                                                             PERCENT OF
      INDUSTRY          HELD                               STOCKS                             VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE       2,600    General Dynamics Corporation..........................  $    207,064       1.3%
                          4,500    Lockheed Martin Corporation...........................       210,015       1.3
                                                                                           ------------     -----
                                                                                                417,079       2.6
--------------------------------------------------------------------------------------------------------------------
BANKS                     4,000    Astoria Financial Corporation.........................       105,840       0.7
                          5,700    BB&T Corporation......................................       205,827       1.3
                          7,200    Bank of America Corporation...........................       453,240       2.8
                          7,500    Bank One Corporation..................................       292,875       1.8
                            900    Comerica Incorporated.................................        51,570       0.3
                          2,000    First Tennessee National Corporation..................        72,520       0.5
                          3,800    Golden State Bancorp Inc. ............................        99,370       0.6
                          3,000    GreenPoint Financial Corp. ...........................       107,250       0.7
                          6,200    Hibernia Corporation (Class A)........................       110,298       0.7
                          7,300    National City Corporation.............................       213,452       1.3
                          1,900    North Fork Bancorporation.............................        60,781       0.4
                          5,900    Roslyn Bancorp, Inc. .................................       102,837       0.6
                          4,900    SouthTrust Corporation................................       120,589       0.7
                          3,300    SunTrust Banks, Inc. .................................       206,910       1.3
                          5,900    U.S. Bancorp..........................................       123,487       0.8
                          3,800    Union Planters Corporation............................       171,494       1.1
                          4,300    Washington Federal, Inc. .............................       110,854       0.7
                          7,500    Washington Mutual, Inc. ..............................       245,250       1.5
                                                                                           ------------     -----
                                                                                              2,854,444      17.8
--------------------------------------------------------------------------------------------------------------------
BEVERAGES                 2,400    +Constellation Brands, Inc. (Class A).................       102,840       0.6
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES       9,500    +Cendant Corporation..................................       186,295       1.2
& SUPPLIES
                          4,000    Deluxe Corporation....................................       166,320       1.0
                            600    First Data Corporation................................        47,070       0.3
                          4,000    H & R Block, Inc. ....................................       178,800       1.1
                          4,900    Pitney Bowes Inc. ....................................       184,289       1.1
                                                                                           ------------     -----
                                                                                                762,774       4.7
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS            8,900    +Advanced Fibre Communications, Inc. .................       157,085       1.0
EQUIPMENT
--------------------------------------------------------------------------------------------------------------------
COMPUTERS &               7,500    +Storage Technology Corporation.......................       155,025       1.0
PERIPHERALS
--------------------------------------------------------------------------------------------------------------------
CONTAINERS &              1,400    Bemis Company, Inc. ..................................        68,852       0.4
PACKAGING
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED               7,600    Citigroup Inc. .......................................       383,648       2.4
  FINANCIALS
                            500    Countrywide Credit Industries, Inc. ..................        20,485       0.1
                          3,300    Fannie Mae............................................       262,350       1.6
                          2,900    Federal Home Loan Mortgage Association................       189,660       1.2
                            200    USA Education Inc. ...................................        16,804       0.1
                                                                                           ------------     -----
                                                                                                872,947       5.4
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED               1,500    Verizon Communications................................        71,190       0.4
TELECOMMUNICATION
SERVICES
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES        2,200    Entergy Corporation...................................        86,042       0.5
                          4,000    FirstEnergy Corp. ....................................       139,920       0.9
                                                                                           ------------     -----
                                                                                                225,962       1.4
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT      3,700    +Tech Data Corporation................................       159,581       1.0
& INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------
FOOD & DRUG               6,200    Albertson's, Inc. ....................................       195,238       1.2
  RETAILING
                          7,500    SUPERVALU Inc. .......................................       165,900       1.0
                                                                                           ------------     -----
                                                                                                361,138       2.2
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                       SHARES                                                                             PERCENT OF
      INDUSTRY          HELD                               STOCKS                             VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS            12,900    Archer-Daniels-Midland Company........................  $    185,115       1.1%
                          8,300    ConAgra, Inc. ........................................       197,291       1.2
                          5,700    Kellogg Company.......................................       171,570       1.1
                          7,000    +Smithfield Foods, Inc. ..............................       154,280       1.0
                          9,600    Tyson Foods, Inc. (Class A)...........................       110,880       0.7
                                                                                           ------------     -----
                                                                                                819,136       5.1
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES             3,100    Sempra Energy.........................................        76,105       0.5
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE                 600    Beckman Coulter Inc. .................................        26,580       0.2
EQUIPMENT & SUPPLIES
                          3,400    Becton, Dickinson and Company.........................       112,710       0.7
                          4,300    +Boston Scientific Corporation........................       103,716       0.6
                          1,400    +St. Jude Medical, Inc. ..............................       108,710       0.7
                                                                                           ------------     -----
                                                                                                351,716       2.2
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE               6,600    +DaVita, Inc. ........................................       161,370       1.0
PROVIDERS & SERVICES
                          2,600    HCA Inc. .............................................       100,204       0.6
                         12,300    +HEALTHSOUTH Corporation..............................       182,286       1.1
                          2,400    +Henry Schein, Inc. ..................................        88,824       0.6
                         13,900    +Humana Inc. .........................................       163,881       1.0
                          5,000    +Manor Care, Inc. ....................................       118,550       0.7
                          2,800    McKesson HBOC, Inc. ..................................       104,720       0.7
                          6,800    Omnicare, Inc. .......................................       169,184       1.1
                         16,300    +Service Corporation International....................        81,337       0.5
                          2,900    +Tenet Healthcare Corporation.........................       170,288       1.1
                          1,700    +Trigon Healthcare, Inc. .............................       118,065       0.7
                          1,700    UnitedHealth Group Incorporated.......................       120,309       0.7
                            700    +Wellpoint Health Networks Inc. ......................        81,795       0.5
                                                                                           ------------     -----
                                                                                              1,660,813      10.3
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS         600    +International Game Technology........................        40,980       0.3
& LEISURE
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES        3,600    D.R. Horton, Inc. ....................................       116,856       0.7
                          4,300    Fortune Brands, Inc. .................................       170,237       1.1
                          3,500    Lennar Corporation....................................       163,870       1.0
                          3,000    +Mohawk Industries, Inc. .............................       164,640       1.0
                          2,400    Whirlpool Corporation.................................       175,992       1.1
                                                                                           ------------     -----
                                                                                                791,595       4.9
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS          700    The Clorox Company....................................        27,685       0.2
                          5,100    The Procter & Gamble Company..........................       403,563       2.5
                                                                                           ------------     -----
                                                                                                431,248       2.7
--------------------------------------------------------------------------------------------------------------------
IT CONSULTING &           2,500    Electronic Data Systems Corporation...................       171,375       1.1
SERVICES
--------------------------------------------------------------------------------------------------------------------
INSURANCE                 2,400    Loews Corporation.....................................       132,912       0.8
                          1,200    The Progressive Corporation...........................       179,160       1.1
                          6,500    UnumProvident Corporation.............................       172,315       1.1
                                                                                           ------------     -----
                                                                                                484,387       3.0
--------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &       6,200    Mattel, Inc. .........................................       106,640       0.7
PRODUCTS
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL          6,900    J.C. Penney Company, Inc. ............................       185,610       1.2
                          4,200    Sears, Roebuck & Co. .................................       200,088       1.2
                                                                                           ------------     -----
                                                                                                385,698       2.4
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                       SHARES                                                                             PERCENT OF
      INDUSTRY          HELD                               STOCKS                             VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
OIL & GAS                 3,700    Ashland Inc. .........................................  $    170,496       1.1%
                         12,400    Exxon Mobil Corporation...............................       487,320       3.0
                          5,200    Occidental Petroleum Corporation......................       137,956       0.9
                          2,800    Sunoco, Inc. .........................................       104,552       0.6
                          4,500    USX-Marathon Group....................................       135,000       0.8
                          2,500    Valero Energy Corporation.............................        95,300       0.6
                                                                                           ------------     -----
                                                                                              1,130,624       7.0
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS           3,000    Johnson & Johnson.....................................       177,300       1.1
                          2,500    +Medicis Pharmaceutical (Class A).....................       161,475       1.0
                          4,400    Mylan Laboratories, Inc. .............................       165,000       1.0
                                                                                           ------------     -----
                                                                                                503,775       3.1
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL               5,200    CSX Corporation.......................................       182,260       1.1
                          9,700    Norfolk Southern Corporation..........................       177,801       1.1
                                                                                           ------------     -----
                                                                                                360,061       2.2
--------------------------------------------------------------------------------------------------------------------
SOFTWARE                  1,700    Autodesk, Inc. .......................................        63,325       0.4
                          4,400    Computer Associates International, Inc. ..............       151,756       0.9
                                                                                           ------------     -----
                                                                                                215,081       1.3
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL         13,300    +AutoNation, Inc. ....................................       163,989       1.0
                          1,700    +AutoZone, Inc. ......................................       122,060       0.8
                         10,200    +Foot Locker, Inc. ...................................       159,630       1.0
                          9,600    +Office Depot, Inc. ..................................       177,984       1.1
                          5,200    Ross Stores, Inc. ....................................       166,816       1.0
                          8,700    +Staples, Inc. .......................................       162,690       1.0
                                                                                           ------------     -----
                                                                                                953,169       5.9
--------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL        1,800    Liz Claiborne, Inc. ..................................        89,550       0.6
                          3,000    Nike, Inc. (Class B)..................................       168,720       1.0
                          4,200    +Reebok International Ltd. ...........................       111,300       0.7
                                                                                           ------------     -----
                                                                                                369,570       2.3
--------------------------------------------------------------------------------------------------------------------
TOBACCO                   7,200    Philip Morris Companies Inc. .........................       330,120       2.1
                          3,000    R.J. Reynolds Tobacco Holdings, Inc. .................       168,900       1.0
                          4,700    UST Inc. .............................................       164,500       1.0
                                                                                           ------------     -----
                                                                                                663,520       4.1
--------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &       4,800    Genuine Parts Company.................................       176,160       1.1
DISTRIBUTORS
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL STOCKS (COST--$15,267,013)                          15,900,570      98.7
--------------------------------------------------------------------------------------------------------------------
                           FACE
                         AMOUNT                    SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*      $240,000    General Motors Acceptance Corp.,
                                     1.98% due 1/02/2002.................................       239,974       1.5
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES (COST--$239,974)                 239,974       1.5
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS
                                   (COST--$15,506,987)...................................    16,140,544     100.2
                                   LIABILITIES IN EXCESS OF OTHER ASSETS.................       (37,877)    (0.2)
                                                                                           ------------     -----
                                   NET ASSETS............................................  $ 16,102,667     100.0%
                                                                                           ============     =====
--------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$15,506,987)........              $16,140,544
Cash........................................................                      939
Receivables:
  Securities sold...........................................  $ 153,357
  Capital shares sold.......................................    134,011
  Dividends.................................................     12,240       299,608
                                                              ---------
Prepaid expenses............................................                   18,627
                                                                          -----------
Total assets................................................               16,459,718
                                                                          -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    343,404
  Investment adviser........................................      5,550
  Capital shares redeemed...................................        124       349,078
                                                              ---------
Accrued expenses............................................                    7,973
                                                                          -----------
Total liabilities...........................................                  357,051
                                                                          -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................              $16,102,667
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................              $   156,961
Paid-in capital in excess of par............................               15,712,121
Accumulated investment loss--net............................  $  (5,256)
Accumulated realized capital losses on investments--net.....   (394,716)
Unrealized appreciation on investments--net.................    633,557
                                                              ---------
Total accumulated earnings--net.............................                  233,585
                                                                          -----------
NET ASSETS..................................................              $16,102,667
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $16,102,667 and 1,569,611
  shares outstanding........................................              $     10.26
                                                                          ===========
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 23, 2001+ TO DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $40 foreign withholding tax)..............             $  77,546
Interest....................................................                 8,239
                                                                         ---------
Total income................................................                85,785
                                                                         ---------
----------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 34,082
Offering costs..............................................    25,763
Printing and shareholder reports............................     3,805
Transfer agent fees.........................................     3,750
Registration fees...........................................     1,751
Professional fees...........................................     1,617
Custodian fees..............................................     1,400
Accounting services.........................................     1,164
Pricing services............................................        98
Directors' fees and expenses................................        47
Other.......................................................     1,512
                                                              --------
Total expenses before reimbursement.........................    74,989
Reimbursement of expenses...................................   (18,186)
                                                              --------
Total expenses after reimbursement..........................                56,803
                                                                         ---------
Investment income--net......................................                28,982
                                                                         ---------
----------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................              (394,716)
Unrealized appreciation on investments--net.................               633,557
                                                                         ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 267,823
                                                                         =========
----------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                              APRIL 23, 2001+
                                                              TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001
------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $     28,982
Realized loss on investments--net...........................        (394,716)
Unrealized appreciation on investments--net.................         633,557
                                                                ------------
Net increase in net assets resulting from operations........         267,823
                                                                ------------
------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................         (60,001)
                                                                ------------
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      14,894,845
                                                                ------------
------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................      15,102,667
Beginning of period.........................................       1,000,000
                                                                ------------
End of period*..............................................    $ 16,102,667
                                                                ============
------------------------------------------------------------------------------
* Accumulated investment loss--net..........................    $     (5,256)
                                                                ============
------------------------------------------------------------------------------

+Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                          CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL  ----------------
STATEMENTS.                                                                                            FOR THE PERIOD
                                                                                                      APRIL 23, 2001+
                                                                                                      TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                                                                     2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................................                          $ 10.00
                                                                                                          -------
Investment income--net..........................................................                              .02
Realized and unrealized gain on investments--net................................                              .28
                                                                                                          -------
Total from investment operations................................................                              .30
                                                                                                          -------
Less dividends from investment income--net......................................                             (.04)
                                                                                                          -------
Net asset value, end of period..................................................                          $ 10.26
                                                                                                          =======
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............................................                            2.99%++
                                                                                                          =======
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..................................................                            1.25%*
                                                                                                          =======
Expenses........................................................................                            1.65%*
                                                                                                          =======
Investment income--net..........................................................                             .64%*
                                                                                                          =======
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........................................                          $16,103
                                                                                                          =======
Portfolio turnover..............................................................                           64.52%
                                                                                                          =======
----------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. The
  Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Commencement of operations.
++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Value Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. Prior to commencement of operations on April 23, 2001, the Fund had no operations other than those relating to organizational matters and the issuance of 100,000 Class A Shares of the Fund on April 16, 2001 to MLLIC for $1,000,000. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $25,763 have been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. For the period April 23, 2001 to December 31, 2001, MLIM earned fees of $34,082, of which $18,186 was waived.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the period April 23, 2001 to December 31, 2001, the Fund reimbursed MLIM $131 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the period April 23, 2001 to December 31, 2001 were $19,640,708 and $3,978,979, respectively.

--------------------------------------------------------------------------------

  Net realized losses for the period April 23, 2001 to December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:

--------------------------------------------------------------------
                                              Realized    Unrealized
                                               Losses       Gains
--------------------------------------------------------------------
Long-term investments.......................  $(394,716)   $633,557
                                              ---------    --------
Total.......................................  $(394,716)   $633,557
                                              =========    ========
--------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $615,992, of which $810,689 related to appreciated securities and $194,697 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $15,524,552.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------------
Class A Shares for the Period April 23, 2001+ to                Dollar
December 31, 2001                                  Shares       Amount
-------------------------------------------------------------------------
Shares sold.................................      1,700,336   $17,194,842
Shares issued to shareholders in reinvestment of
 dividends..................................          5,814        60,001
                                                  ---------   -----------
Total issued................................      1,706,150    17,254,843
Shares redeemed.............................       (236,539)   (2,359,998)
                                                  ---------   -----------
Net increase................................      1,469,611   $14,894,845
                                                  =========   ===========
-------------------------------------------------------------------------

+ Prior to April 23, 2001 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

5. SHORT-TERM BORROWINGS:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the period April 23, 2001 to December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the period April 23, 2001 to December 31, 2001 was as follows:

--------------------------------------------------------------------
                                                    For the Period
                                                  April 23, 2001+ to
                                                  December 31, 2001
--------------------------------------------------------------------
Distributions paid from:
 Ordinary income................................      $   60,001
                                                      ----------
Total taxable distributions.....................      $   60,001
                                                      ==========

---------------------------------------------------------

+ Commencement of operations.

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

---------------------------------------------------------

 Undistributed ordinary income--net...............  $        --
 Undistributed long-term capital gains--net.......           --
                                                    -----------
 Total undistributed earnings--net................           --
                                                    -----------
 Capital loss carryforward........................     (217,611)*
 Unrealized gains--net............................      451,196**
                                                    -----------
 Total accumulated earnings--net..................  $   233,585
                                                    ===========

---------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $217,611, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LARGE CAP VALUE FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period April 23, 2001 (commencement of operations) to December 31, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Large Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period April 23, 2001 (commencement of operations) to December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2001, Natural Resources Focus Fund's Class A Shares had a total return of -11.00 %. This compared to the -9.61% return of the Lipper Natural Resources Fund Average for the same period ended December 31, 2001.

  The environment for natural resources was extremely volatile during the Fund's fiscal year, and especially for our investments in oil and oil service companies leveraged to natural gas production and prices. Natural gas prices surged above the $10 per thousand cubic feet (mcf) level early in 2001 following record cold weather and the onset of the California power crisis. However, prices dropped below $2/mcf as unusually mild weather, a severe manufacturing recession, and fuel switching from natural gas to residual oil reduced demand. While we were disappointed with the decline in the Fund's net asset value, the decline only partially erased the strong Fund gains during the prior year. The Fund did perform better than the returns registered by indexes of oil service and independent production company equities.

  The Fund's results were helped by our concentration on stocks leveraged to North American natural gas production and prices. The Fund benefited from several mergers in both the United States and Canada, including Canadian Hunter Exploration Ltd., Anderson Exploration Ltd., Mitchell Energy & Development Corp., Gulf Canada Resources Limited, Triton Energy Limited, as well as several smaller capitalization equities based in Canada. Given our concerns over the magnitude of slowing economic activity, we attempted to increase cash holdings from the proceeds of these mergers in order to mitigate the risk of declining energy demand. Oil service stocks that focused on natural gas exploitation also helped performance, as these stocks outperformed the major oil service companies that suffered poor performance, prompted by merger and litigation activity.

  As the Fund's fiscal year came to a close, the valuation of many oil service and gas production companies had fallen back to levels not seen since the Asian recession of 1997-1998. In addition, the energy equities declined when faced with the risk of a potential price war between members of the Organization of Petroleum Exporting Countries (OPEC) and Russia regarding rising Russian oil production in a declining demand environment. Given the attractive valuation, we fully invested our available cash balances during this period, resulting in a significant gain in asset value as the energy sector rallied during December.

MARKET OUTLOOK

  We continue to have a highly positive outlook for the future of our North American natural gas investments, although we expect that the first half of 2002 will be a challenging investment environment. Our positive forecast stems from the inability of the oil industry to increase gas production despite record drilling activity. In fact, it presently appears that gas production will have declined in the fourth quarter of 2001 as gas drilling activity declined. We believe that the challenge of supplying natural gas to domestic markets will result in gas prices returning to levels that will justify construction of liquified natural gas facilities and pipelines from frontier areas of Canada and Alaska. However, the near-term environment will be highly challenging as the current economic environment has dramatically lower industrial gas demand. Compounding the recession impact was the unseasonably warm start to the heating season. The consequent reduction in heating demand will result in a record high level of natural gas in storage, should the current mild temperatures continue. We are also concerned that the standoff between Russia and OPEC may re-emerge during the spring months when Russian production increases on a seasonal basis. Given these risks, we have again raised the cash holdings of the Fund. As valuations become more attractive, we hope to tactically trade into our favored gas-leveraged production and oil service companies.

  We would encourage investors to have patience with our Fund investments despite the cautious near-term oil and gas pricing outlook. The potential for acute shortages of natural gas supply is gaining awareness among institutional investors. Therefore, it should only be a matter of time before investors return to the sector, possibly before the strong supply and demand fundamentals lead to an upturn in prices. A further catalyst could be a return of corporate merger activity, as companies attempt to acquire the increasing scarce prospective natural gas basins remaining in United States and Canada.

  We remain cautious on many of the other resource sectors. Inventories of basic materials have not increased to bloated levels typical of recessions, however, this has only been accomplished by producers curtailing their production. This curtailed capacity may result in a poor price and margin recovery for selected commodities, as we fear producers may use price competition

--------------------------------------------------------------------------------

as a method to regain share once demand begins to recover. Therefore, we will continue to maintain our focus on natural gas investments in North America, which we believe will be in constrained supply for several years.

PORTFOLIO MATTERS

  As of December 31, 2001, the Fund's portfolio was fully invested with 98.6% invested in equities and 1.4% in cash equivalents. Nearly 86% of investments were energy related, with the remaining 12% invested in metals and forest products companies. Our focus on commodities has the Fund invested primarily in the equities of US and Canadian domiciled companies.

IN CONCLUSION

  We thank you for your continued support and interest in Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert M. Shearer
Robert M. Shearer
Senior Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                         NATURAL RESOURCES                               LIPPER NATURAL
                                         FOCUS FUND+--CLASS     STANDARD & POOR'S       RESOURCES FUNDS         CONSUMER PRICE
                                             A SHARES*         INDUSTRIALS INDEX++         AVERAGE+++             INDEX++++
                                         ------------------    -------------------      ---------------         --------------
12/91                                         10000.00               10000.00               10000.00               10000.00
12/92                                         10136.00               10570.00               10148.00               10290.00
12/93                                         11197.00               11524.00               12380.00               10573.00
12/94                                         11358.00               11965.00               12018.00               10856.00
12/95                                         12795.00               16084.00               14424.00               11132.00
12/96                                         14525.00               19784.00               19389.00               11502.00
12/97                                         12706.00               25736.00               19856.00               11698.00
12/98                                         10762.00               34412.00               15176.00               11887.00
12/99                                         13643.00               43315.00               19720.00               12206.00
12/00                                         18987.00               36276.00               25334.00               12619.00
12/01                                         16898.00               32043.00               22899.00               12815.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ Natural Resources Focus Fund invests primarily in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.
++ This unmanaged Index measures the pattern of movements of the common stocks of 400 large industrial companies and their weighting by capitalization.
+++ This unmanaged Index is comprised of all US mutual funds classified by
    Lipper Analytical Services as natural resource-related funds.
++++ This unmanaged Index is the most widely used index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                  -11.00%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                                                 + 3.08
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                                                  + 5.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2001                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -4.85%         -11.00%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                               SHARES                                                                       PERCENT OF
INDUSTRY                        HELD                        COMMON STOCKS                        VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ALTERNATIVE ENERGY               7,300      +Millennium Cell Inc. ........................    $    37,960       0.3%
----------------------------------------------------------------------------------------------------------------------
ALUMINUM                         2,800      Alcan Aluminium Ltd. .........................        100,604       0.9
                                 3,056      Alcoa Inc. ...................................        108,641       1.0
                                 5,200      +Aluminum Corporation of China Limited
                                              (ADR)*......................................         90,896       0.8
                                                                                              -----------     -----
                                                                                                  300,141       2.7
----------------------------------------------------------------------------------------------------------------------
CANADIAN INDEPENDENTS            4,600      Alberta Energy Company Ltd. ..................        173,390       1.5
                                15,000      +Baytex Energy Ltd. ..........................         41,064       0.4
                                 3,700      +Bonavista Petroleum Ltd. ....................         62,582       0.5
                                 5,500      Canadian Natural Resources Ltd. ..............        131,996       1.2
                                 1,400      Husky Energy Inc. ............................         14,445       0.1
                                11,600      PanCanadian Energy Corporation................        300,119       2.6
                                 3,900      +Penn West Petroleum Ltd. ....................         86,487       0.8
                                 5,500      Suncor Energy, Inc. ..........................        180,543       1.6
                                 3,400      Talisman Energy Inc. .........................        128,860       1.1
                                                                                              -----------     -----
                                                                                                1,119,486       9.8
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        3,000      Celanese AG...................................         58,110       0.5
                                 1,000      The Dow Chemical Company......................         33,780       0.3
                                                                                              -----------     -----
                                                                                                   91,890       0.8
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES               3,300      Allegheny Energy, Inc. .......................        119,526       1.1
                                 1,900      Constellation Energy Group....................         50,445       0.4
                                                                                              -----------     -----
                                                                                                  169,971       1.5
----------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL COMPANIES         2,200      Amerada Hess Corporation......................        137,500       1.2
                                 6,202      ChevronTexaco Corporation.....................        555,761       4.9
                                 3,800      Conoco Inc. ..................................        107,540       1.0
                                 1,400      ENI SpA (ADR)*................................         86,744       0.8
                                 7,600      Exxon Mobil Corporation.......................        298,680       2.6
                                 2,566      Kerr-McGee Corporation........................        140,617       1.2
                                 6,500      Murphy Oil Corporation........................        546,260       4.8
                                 5,400      Petro-Canada..................................        132,979       1.2
                                 2,100      Phillips Petroleum Company....................        126,546       1.1
                                 6,000      USX-Marathon Group............................        180,000       1.6
                                                                                              -----------     -----
                                                                                                2,312,627      20.4
----------------------------------------------------------------------------------------------------------------------
LAND/OFFSHORE DRILLERS          65,500      +Drillers Technology Corp. ...................         45,546       0.4
                                 2,550      +Enserco Energy Service Company Inc. .........         21,006       0.2
                                 6,900      Ensign Resource Service Group, Inc. ..........         57,705       0.5
                                10,219      GlobalSantaFe Corporation.....................        291,446       2.6
                                 5,100      Helmerich & Payne, Inc. ......................        170,238       1.5
                                 4,000      +Nabors Industries, Inc. .....................        137,320       1.2
                                 3,900      +Noble Drilling Corporation...................        132,756       1.2
                                 7,300      +Patterson-UTI Energy, Inc. ..................        169,871       1.5
                                 3,900      +Precision Drilling Corporation...............        100,316       0.9
                                15,000      +Tesco Corporation............................        124,413       1.1
                                 3,350      Transocean Sedco Forex Inc. ..................        113,297       1.0
                                                                                              -----------     -----
                                                                                                1,363,914      12.1
----------------------------------------------------------------------------------------------------------------------
METALS & MINING                    800      Allegheny Technologies Incorporated...........         13,400       0.1
                                 3,500      Arch Coal, Inc. ..............................         79,450       0.7
                                 5,300      Barrick Gold Corporation......................         84,535       0.7
                                 3,000      CONSOL Energy Inc. ...........................         74,520       0.7
                               266,000      M.I.M. Holdings Limited.......................        155,229       1.4
                                 4,200      Newmont Mining Corporation....................         80,262       0.7
                                 9,750      +Stillwater Mining Company....................        180,375       1.6
                                20,300      WMC Limited...................................         99,479       0.9
                                                                                              -----------     -----
                                                                                                  767,250       6.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                               SHARES                                                                       PERCENT OF
INDUSTRY                        HELD                        COMMON STOCKS                        VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS              1,500      Anadarko Petroleum Corporation................    $    85,275       0.7%
                                 6,050      Apache Corporation............................        301,774       2.7
                                 3,512      Burlington Resources Inc. ....................        131,840       1.1
                                 5,200      CNOOC Limited (ADR)*..........................        100,360       0.9
                                 3,000      Cabot Oil & Gas Corporation (Class A).........         72,150       0.6
                                 5,925      Devon Energy Corporation......................        229,001       2.0
                                 8,300      EOG Resources, Inc. ..........................        324,613       2.9
                                12,600      +Gulf Indonesia Resources Ltd. ...............        113,400       1.0
                                 1,900      Mitchell Energy & Development Corp. (Class
                                              A)..........................................        101,270       0.9
                                 5,600      Noble Affiliates, Inc. .......................        197,624       1.7
                                 2,500      Occidental Petroleum Corporation..............         66,325       0.6
                                 6,000      Ocean Energy Inc. ............................        115,200       1.0
                                56,800      +Oil Search Limited...........................         35,473       0.3
                                 4,700      +Pioneer Natural Resources Company............         90,522       0.8
                                 7,200      Pogo Producing Company........................        189,144       1.7
                                 5,000      Unocal Corporation............................        180,350       1.6
                                                                                              -----------     -----
                                                                                                2,334,321      20.5
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                     9,700      +BJ Services Company..........................        314,765       2.8
                                 5,900      Baker Hughes Incorporated.....................        215,173       1.9
                                 2,500      +Cooper Cameron Corporation...................        100,900       0.9
                                 6,200      ENSCO International Incorporated..............        154,070       1.4
                                 8,900      +FMC Technologies, Inc. ......................        146,405       1.3
                                 4,000      +Grant Prideco, Inc. .........................         46,000       0.4
                                 2,400      +Hanover Compressor Company...................         60,624       0.5
                                 5,700      +National-Oilwell, Inc. ......................        117,477       1.0
                                 8,200      +Oil States International, Inc. ..............         74,620       0.6
                                20,300      Saipem SpA....................................         99,413       0.9
                                 2,450      Schlumberger Limited..........................        134,627       1.2
                                 1,700      +Smith International, Inc. ...................         91,154       0.8
                                 5,500      +Stolt Offshore SA............................         48,443       0.4
                                 6,300      +Technip-Coflexip SA (ADR)*...................        211,680       1.9
                                 8,000      +Weatherford International, Inc. .............        298,080       2.6
                                                                                              -----------     -----
                                                                                                2,113,431      18.6
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS          5,400      Domtar, Inc. .................................         54,159       0.5
                                17,000      Sappi Limited (ADR)*..........................        174,250       1.5
                                                                                              -----------     -----
                                                                                                  228,409       2.0
----------------------------------------------------------------------------------------------------------------------
PIPELINES                        1,612      El Paso Corporation...........................         71,911       0.6
                                 4,900      Equitable Resources, Inc. ....................        166,943       1.5
                                 4,800      The Williams Companies, Inc. .................        122,496       1.1
                                                                                              -----------     -----
                                                                                                  361,350       3.2
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (COST -- $10,319,095)                              11,200,750      98.7
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                  FACE                                                                      PERCENT OF
                                AMOUNT                  SHORT-TERM SECURITIES                    VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $154,000      General Motors Acceptance Corp., 1.98% due
                                              1/02/2002...................................    $   153,983       1.4%
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES
                                            (COST -- $153,983)                                    153,983       1.4
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS
                                            (COST -- $10,473,078).........................     11,354,733     100.1
                                            LIABILITIES IN EXCESS OF OTHER ASSETS.........         (8,819)     (0.1)
                                                                                              -----------     -----
                                            NET ASSETS....................................    $11,345,914     100.0%
                                                                                              ===========     =====
----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $131,600) (identified cost--$10,473,078)..................              $11,354,733
Investments held as collateral for loaned securities, at
  value.....................................................                  136,000
Cash........................................................                      306
Foreign cash................................................                    1,161
Receivables:
  Dividends.................................................  $   6,470
  Loaned securities.........................................         86         6,556
                                                              ---------
Prepaid expenses and other assets...........................                    6,868
                                                                          -----------
Total assets................................................               11,505,624
                                                                          -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                  136,000
Payables:
  Capital shares redeemed...................................     13,000
  Investment adviser........................................      6,013        19,013
                                                              ---------
Accrued expenses and other liabilities......................                    4,697
                                                                          -----------
Total liabilities...........................................                  159,710
                                                                          -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................              $11,345,914
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................              $    97,101
Paid-in capital in excess of par............................               11,087,395
Accumulated investment loss--net............................  $  (5,401)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (714,804)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    881,623
                                                              ---------
Total accumulated earnings--net.............................                  161,418
                                                                          -----------
NET ASSETS..................................................              $11,345,914
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $11,345,914 and 971,006
  shares outstanding........................................              $     11.68
                                                                          ===========
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $4,147 foreign withholding tax)...........                $   139,720
Interest....................................................                     10,390
Securities lending--net.....................................                        135
                                                                            -----------
Total income................................................                    150,245
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    88,591
Professional fees...........................................       14,833
Custodian fees..............................................        9,608
Accounting services.........................................        5,423
Printing and shareholder reports............................        5,156
Transfer agent fees.........................................        4,990
Pricing services............................................          983
Directors' fees and expenses................................          584
Other.......................................................        2,940
                                                              -----------
Total expenses..............................................                    133,108
                                                                            -----------
Investment income--net......................................                     17,137
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain on:
  Investments--net..........................................    2,204,099
  Foreign currency transactions--net........................          661     2,204,760
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (3,896,416)
  Foreign currency transactions--net........................          (44)   (3,896,460)
                                                              -----------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(1,674,563)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2001           2000
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    17,137    $    55,892
Realized gain on investments and foreign currency
  transactions--net.........................................      2,204,760      1,199,181
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (3,896,460)     3,718,458
                                                                -----------    -----------
Net increase (decrease) in net assets resulting from
  operations................................................     (1,674,563)     4,973,531
                                                                -----------    -----------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................        (23,683)       (54,054)
                                                                -----------    -----------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (3,224,315)    (3,186,305)
                                                                -----------    -----------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (4,922,561)     1,733,172
Beginning of year...........................................     16,268,475     14,535,303
                                                                -----------    -----------
End of year*................................................    $11,345,914    $16,268,475
                                                                ===========    ===========
------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................    $    (5,401)   $       484
                                                                ===========    ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS A
FINANCIAL STATEMENTS.                                         -------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                         2001      2000      1999       1998      1997
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $  13.15   $  9.48   $  7.65   $  10.66   $ 13.12
                                                              --------   -------   -------   --------   -------
Investment income--net......................................       .02+      .04+      .07+       .12+      .14
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................     (1.47)     3.67      1.95      (1.50)    (1.68)
                                                              --------   -------   -------   --------   -------
Total from investment operations............................     (1.45)     3.71      2.02      (1.38)    (1.54)
                                                              --------   -------   -------   --------   -------
Less dividends and distributions:
  Investment income--net....................................      (.02)     (.04)     (.19)      (.18)     (.06)
  Realized gain on investments--net.........................        --        --        --       (.55)     (.86)
  In excess of realized gain on investments--net............        --        --        --       (.90)       --
                                                              --------   -------   -------   --------   -------
Total dividends and distributions...........................      (.02)     (.04)     (.19)     (1.63)     (.92)
                                                              --------   -------   -------   --------   -------
Net asset value, end of year................................  $  11.68   $ 13.15   $  9.48   $   7.65   $ 10.66
                                                              ========   =======   =======   ========   =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................   (11.00%)   39.17%    26.77%    (15.30%)  (12.52%)
                                                              ========   =======   =======   ========   =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .98%      .87%      .91%       .88%      .81%
                                                              ========   =======   =======   ========   =======
Investment income--net......................................      .13%      .37%      .74%      1.36%      .99%
                                                              ========   =======   =======   ========   =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................  $ 11,346   $16,268   $14,535   $ 15,540   $26,979
                                                              ========   =======   =======   ========   =======
Portfolio turnover..........................................    45.34%    36.99%    60.83%     29.65%    20.93%
                                                              ========   =======   =======   ========   =======
---------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Natural Resources Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term investments are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference

--------------------------------------------------------------------------------

between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $661 have been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that

--------------------------------------------------------------------------------

limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $34,000 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $102,000 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $20 in securities lending agent fees.

  For the year ended December 31, 2001, MLPF&S earned $2,140 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $1,041 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $6,028,735 and $8,850,035, respectively.

  Net realized gains for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

--------------------------------------------------------------------
                                          Realized      Unrealized
                                           Gains      Gains (Losses)
--------------------------------------------------------------------
Long-term investments..................  $2,204,065     $  881,655
Short-term investments.................          34             --
Foreign currency transactions..........         661            (32)
                                         ----------     ----------
Total..................................  $2,204,760     $  881,623
                                         ==========     ==========
--------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $870,889, of which $1,680,147 related to appreciated securities and $809,258 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $10,483,844.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    19,422    $   244,426
Shares issued to shareholders in
 reinvestment of dividends..............     2,009         23,683
                                          --------    -----------
Total issued............................    21,431        268,109
Shares redeemed.........................  (287,267)    (3,492,424)
                                          --------    -----------
Net decrease............................  (265,836)   $(3,224,315)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    19,808    $   227,351
Shares issued to shareholders in
 reinvestment of dividends..............     4,058         54,054
                                          --------    -----------
Total issued............................    23,866        281,405
Shares redeemed.........................  (320,740)    (3,467,710)
                                          --------    -----------
Net decrease............................  (296,874)   $(3,186,305)
                                          ========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual

--------------------------------------------------------------------------------

limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 were as follows:

------------------------------------------------------------------
                                          12/31/2001   12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $   23,683   $    54,054
                                          ----------   -----------
Total taxable distributions.............  $   23,683   $    54,054
                                          ==========   ===========
------------------------------------------------------------------

  As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

---------------------------------------------------------------
 Undistributed ordinary income--net.................  $      --
 Undistributed long-term capital gains--net.........         --
                                                      ---------
 Total undistributed earnings--net..................         --
                                                      ---------
 Capital loss carryforward..........................   (591,466)*
 Unrealized gains--net..............................    752,884**
                                                      ---------
 Total accumulated earnings--net....................  $ 161,418
                                                      =========
---------------------------------------------------------------

 * On December 31, 2001, the Fund had a net capital loss carryforward of approximately $591,466, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to distributions applicable to 2002 for tax purposes, the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

7. LIQUIDATION PLAN:

The Fund's Board of Directors has approved a Plan of Liquidation and Termination (the "Plan"). Pursuant to the Plan, the Fund would liquidate substantially all of its assets upon receiving a substitution order from the Securities and Exchange Commission ("SEC"). An application for substitution has been filed with the SEC and its review is pending.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
NATURAL RESOURCES FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the 12 months ended December 31, 2001, Reserve Assets Fund's Class A Shares had a net annualized yield of 3.79%. For the six-month period ended December 31, 2001, the Fund's Class A Shares had a net annualized yield of 2.71%. The Fund's Class A Shares' 7-day yield as of December 31, 2001 was 1.75%. The average portfolio maturity was 55 days at December 31, 2001, compared to 84 days at June 30, 2001.

ECONOMIC ENVIRONMENT

  Led by the manufacturing sector, economic activity has continued to slow since the first quarter of 2001, with the consensus that the economy is currently in a recession. Business capital expenditures have fallen to extremely low levels with the buildup of excess capacity. Consumer activity previously kept the gross domestic product growth barely positive, however, the events of September 11, 2001 and the continuing deterioration of labor market conditions slowed retail spending. Despite recent improvement, the inability of corporate earnings to consistently meet expectations throughout the period has prevented any sustained recovery in the equity markets. Thus, the short end of the fixed-income market has been viewed as a safe haven for investors.

  The Federal Reserve Board, once satisfied with quarter-point cuts during mid-2001, became increasingly vigilant as economic conditions worsened after September 11. Spurred by political and economic developments, the Federal Reserve Board deemed it appropriate to slash the Federal Funds rate by 175 basis points (1.75%) to 1.75% within a three-month period by the December 10 Federal Open Market Committee meeting. While the Federal Reserve Board left the possibility open for another monetary easing, investors seemed to sense that the economy may be finding a bottom, with an economic upturn in 2002.

PORTFOLIO MATTERS

  During the 12 months ended December 31, 2001, our investment strategy remained fairly consistent. With the Federal Reserve Board continuing its easing cycle, we maintained our average life in a range of 70 days-80 days. We utilized a barbell investment strategy that allowed us to take advantage of high interest rates in the short end of the yield curve as well as the potential appreciation of longer-dated fixed securities with maturities between one year and two years. Bank product in the one-year sector was favored earlier in the period, however, later in the period, abundant agency issuance across the curve drove spreads between agency and Treasury securities wider, providing greater relative value. Recently, there have been early signs of an economic recovery. Accordingly, we favored variable rate securities, as we are unwilling to incur significant interest rate risk at current levels. Rallies in bond prices are presently viewed as selling opportunities for longer-dated securities, as we look to shift our exposures into the less than three-month sector and target a more defensive duration of 60 days.

  Going forward, while we remain constructive, we have become increasingly wary of longer maturities as the two-year sector typically absorbs the brunt of the sell-off when market momentum begins to shift. This is evidenced most clearly in the return to a positively sloped US Treasury yield curve. Currently, we remain comfortable investing in the front-end of the yield curve, assessing value on the assumption that the monetary easing cycle may soon be coming to a close.

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below:

-------------------------------------------------------
                                     12/31/01   6/30/01
-------------------------------------------------------
Bank Notes.........................     1.7%       3.1%
Certificates of
  Deposit--European................      --        1.6
Certificates of Deposit--Yankee....     6.1        7.8
Commercial Paper...................    53.2       41.4
Corporate Notes....................    18.2       18.7
Funding Agreements.................     3.3        3.1
US Government, Agency &
  Instrumentality
  Obligations--Discount............     2.5        4.5
US Government, Agency &
  Instrumentality
  Obligations--Non-Discount........    13.5       19.0
Other Assets Less Liabilities......     1.5        0.8
                                      -----      -----
Total..............................   100.0%     100.0%
                                      =====      =====
-------------------------------------------------------

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                FACE                                                  INTEREST    MATURITY
                               AMOUNT                        ISSUE                     RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--1.7%              $250,000      LaSalle National Bank...................   5.07 %     2/12/2002  $   250,773
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL BANK NOTES (COST--$249,994)                                    250,773
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                250,000      Credit Agricole Indosuez, NY............   4.61       3/28/2002      251,617
DEPOSIT--YANKEE--6.1%
                               250,000      Svenska Handelsbanken AB, NY............   5.11       2/11/2002      250,898
                               150,000      Svenska Handelsbanken AB, NY............   3.583      8/27/2002      151,492
                               250,000      UBS AG, NY..............................   4.75       4/22/2002      252,178
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CERTIFICATES OF DEPOSIT--YANKEE (COST--$900,047)               906,185
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--53.2%        400,000      Amsterdam Funding Corp. ................   2.10       1/25/2002      399,463
                               250,000      Asset Securitization Cooperative
                                              Corp.+................................   1.90       5/28/2002      250,000
                               250,000      CXC Incorporated........................   2.10       1/10/2002      249,883
                               250,000      Centric Capital Corp. ..................   1.80       3/06/2002      249,187
                               400,000      Clipper Receivables Corp. ..............   2.02       1/18/2002      399,641
                               375,000      Dexia Delaware, LLC ....................   2.04       2/11/2002      374,279
                               328,000      Edison Asset Securitization, LLC........   2.08       1/11/2002      327,842
                               250,000      Enterprise Funding Corp. ...............   2.08       1/15/2002      249,812
                               250,000      Eureka Securitization Inc. .............   2.00       2/12/2002      249,502
                               502,000      Eureka Securitization Inc. .............   1.91       2/14/2002      500,927
                               255,000      Formosa Plastics Corporation, USA.......   1.90       2/11/2002      254,462
                               250,000      Forrestal Funding Master Trust..........   1.96       1/14/2002      249,839
                               160,000      General Electric Capital Corp. .........   1.89       3/01/2002      159,531
                               206,000      General Electric Company................   2.05       1/09/2002      205,918
                               236,000      Greyhawk Funding, LLC...................   2.05       1/23/2002      235,719
                               110,000      International Lease Finance
                                              Corporation...........................   1.77       1/31/2002      109,843
                               200,000      International Lease Finance
                                              Corporation...........................   1.90       2/15/2002      199,563
                               232,000      KFW International Finance, Inc. ........   1.80       3/07/2002      231,234
                               638,000      Mont Blanc Capital Corp. ...............   2.10       1/15/2002      637,516
                               250,000      Morgan Stanley, Dean Witter & Co. ......   1.83       2/15/2002      249,441
                               263,000      Old Line Funding Corp. .................   1.80       2/04/2002      262,566
                               333,000      Preferred Receivables Funding Corp. ....   2.10       1/07/2002      332,903
                               595,000      Rio Tinto Limited.......................   1.80       3/26/2002      592,471
                               300,000      Spintab AB..............................   1.87       3/04/2002      299,055
                               250,000      Transamerica Finance Corporation........   2.06       2/14/2002      249,465
                               400,000      Variable Funding Capital Corp. .........   1.90       2/08/2002      399,252
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMERCIAL PAPER (COST--$7,918,970)                          7,919,314
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--18.2%         250,000      The CIT Group Holdings, Inc.+...........   2.05       9/13/2002      250,271
                               250,000      The CIT Group Holdings, Inc.+...........   2.09       9/13/2002      250,281
                               500,000      Ford Motor Credit Company+..............   1.94       1/07/2002      500,000
                               150,000      General Electric Capital Corp. .........   5.51       3/01/2002      150,807
                               250,000      General Electric Capital Corp. .........   5.50       4/15/2002      252,554
                               250,000      Goldman Sachs Group, Inc................   7.80       7/15/2002      255,657
                               100,000      Goldman Sachs Group, Inc.+..............   2.61       1/14/2003      100,000
                               100,000      Household Finance Corp.+................   2.166      5/14/2002      100,025
                               250,000      IBM Credit Corporation..................   7.00       1/28/2002      250,758
                               450,000      Morgan Stanley, Dean Witter & Co.+......   1.956      1/16/2003      450,000
                               150,000      Wal-Mart Stores, Inc.+..................   5.45       6/01/2002      151,987
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE NOTES (COST--$2,707,961)                           2,712,340
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--3.3%       500,000      Monumental Life Insurance Company+......   2.304     11/25/2002      500,000
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL FUNDING AGREEMENTS (COST--$500,000)                            500,000
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &        163,000      Fannie Mae..............................   3.65       3/08/2002      162,500
INSTRUMENTALITY
OBLIGATIONS--DISCOUNT--2.5%

                                25,000      Freddie Mac.............................   1.80       2/21/2002       24,943
                                45,000      Freddie Mac.............................   4.15       3/15/2002       44,847
                               147,000      Freddie Mac.............................   3.65       3/27/2002      146,412
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                            OBLIGATIONS--DISCOUNT (COST--$377,238)                               378,702
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                FACE                                                  INTEREST    MATURITY
                               AMOUNT                        ISSUE                     RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &       $250,000      Fannie Mae+.............................   2.262%     4/19/2002  $   250,000
INSTRUMENTALITY
OBLIGATIONS--
NON-DISCOUNT--13.5%

                               500,000      Fannie Mae+.............................   1.733     12/23/2002      499,776
                               200,000      Federal Home Loan Bank..................   6.25      11/15/2002      206,940
                                50,000      Federal Home Loan Bank..................   5.45       1/10/2003       50,031
                               150,000      Federal Home Loan Bank..................   5.385      1/30/2003      150,375
                               100,000      Freddie Mac.............................   5.65       1/10/2003      100,070
                               200,000      Student Loan Marketing Association+.....   2.222      3/18/2002      199,981
                               200,000      Student Loan Marketing Association+.....   2.252      4/25/2002      199,976
                               300,000      Student Loan Marketing Association+.....   2.232     12/06/2002      299,946
                                50,000      US Treasury Notes.......................   3.00      11/30/2003       50,035
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                            OBLIGATIONS--NON-DISCOUNT (COST--$2,004,058)                       2,007,130
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS
                                            (COST--$14,658,268)--98.5%..............                          14,674,444
                                            OTHER ASSETS LESS LIABILITIES--1.5%.....                             216,549
                                                                                                             -----------
                                            NET ASSETS--100.0%......................                         $14,890,993
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 2001.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$14,658,268*).......              $14,674,444
Cash........................................................                    5,054
Receivables:
  Securities sold...........................................  $100,000
  Interest..................................................    88,962
  Capital shares sold.......................................    30,744        219,706
                                                              --------
Prepaid expenses and other assets...........................                    6,728
                                                                          -----------
Total assets................................................               14,905,932
                                                                          -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................     6,136
  Capital shares redeemed...................................     1,634          7,770
                                                              --------
Accrued expenses and other liabilities......................                    7,169
                                                                          -----------
Total liabilities...........................................                   14,939
                                                                          -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................              $14,890,993
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 500,000,000
  shares authorized+........................................              $ 1,487,482
Paid-in capital in excess of par............................               13,387,335
Unrealized appreciation on investments--net.................                   16,176
                                                                          -----------
NET ASSETS..................................................              $14,890,993
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $14,890,993 and 14,874,817
  shares outstanding........................................              $      1.00
                                                                          ===========
-------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. At December 31, 2001, net unrealized appreciation for Federal income tax purposes amounted to $16,176, of which $16,396 related to appreciated securities and $220 related to depreciated securities.

+ The Fund is also authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $739,503
---------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $81,250
Professional fees...........................................   15,888
Custodian fees..............................................    9,567
Accounting services.........................................    6,472
Printing and shareholder reports............................    5,332
Transfer agent fees.........................................    4,995
Directors' fees and expenses................................      734
Pricing services............................................      405
Other.......................................................    2,048
                                                              -------
Total expenses..............................................              126,691
                                                                         --------
Investment income--net......................................              612,812
                                                                         --------
---------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                3,112
Change in unrealized appreciation on investments--net.......               14,503
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $630,427
                                                                         ========
---------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          FOR THE
                                                                        YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2001            2000
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   612,812    $  1,136,901
Realized gain (loss) on investments--net....................          3,112            (157)
Change in unrealized appreciation/depreciation on
  investments--net..........................................         14,503          16,740
                                                                -----------    ------------
Net increase in net assets resulting from operations........        630,427       1,153,484
                                                                -----------    ------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (612,812)     (1,136,744)
Realized gain on investments--net:
  Class A...................................................         (3,112)             --
                                                                -----------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (615,924)     (1,136,744)
                                                                -----------    ------------
-------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................      2,901,953       8,115,046
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions...............        615,918       1,136,659
                                                                -----------    ------------
                                                                  3,517,871       9,251,705
Cost of shares redeemed.....................................     (6,463,243)    (12,379,431)
                                                                -----------    ------------
Net decrease in net assets derived from capital share
  transactions..............................................     (2,945,372)     (3,127,726)
                                                                -----------    ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (2,930,869)     (3,110,986)
Beginning of year...........................................     17,821,862      20,932,848
                                                                -----------    ------------
End of year.................................................    $14,890,993    $ 17,821,862
                                                                ===========    ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                     CLASS A
                                                                ---------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                -------    -------    -------    -------    -------
Investment income--net.......................................     .0371      .0574      .0464      .0496      .0506
Realized and unrealized gain (loss) on investments--net......     .0011      .0008     (.0006)     .0003      .0001
                                                                -------    -------    -------    -------    -------
Total from investment operations.............................     .0382      .0582      .0458      .0499      .0507
                                                                -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net.....................................    (.0371)    (.0574)    (.0464)    (.0496)    (.0506)
  Realized gain on investments--net..........................    (.0002)        --     (.0001)    (.0003)    (.0001)
                                                                -------    -------    -------    -------    -------
Total dividends and distributions............................    (.0373)    (.0574)    (.0465)    (.0499)    (.0507)
                                                                -------    -------    -------    -------    -------
Net asset value, end of year.................................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................     3.79%      5.86%      4.76%      5.10%      5.19%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................      .78%       .68%       .65%       .68%       .62%
                                                                =======    =======    =======    =======    =======
Investment income and realized gain on investments--net......     3.79%      5.73%      4.66%      4.96%      5.06%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $14,891    $17,822    $20,933    $21,338    $21,102
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Reserve Assets Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $500 million; .425% of average daily net assets in excess of $500 million but not exceeding $750 million; .375% of average daily net assets in excess of $750 million but not exceeding $1 billion; .350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; .325% of average daily net assets in excess of $1.5 billion but not exceeding $2 bil-

--------------------------------------------------------------------------------

lion; .300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and .275% of average daily net assets in excess of $2.5 billion.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $1,270 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. DISTRIBUTIONS TO SHAREHOLDERS:

On January 2, 2002, an ordinary income dividend of $.090488 was declared. The dividend was paid on January 2, 2002, to shareholders of record on December 31, 2001.

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

--------------------------------------------------------------------
                                             12/31/2001   12/31/2000
--------------------------------------------------------------------
Distributions paid from:
 Ordinary income...........................   $615,924    $1,136,744
                                              --------    ----------
Total taxable distributions................   $615,924    $1,136,744
                                              ========    ==========
--------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings on a tax basis were as follows:

---------------------------------------------------------------
 Undistributed ordinary income--net...................  $    --
 Undistributed long-term capital gains--net...........       --
                                                        -------
 Total undistributed earnings--net....................       --
                                                        -------
 Capital loss carryforward............................       --
 Unrealized gains--net................................   16,176
                                                        -------
 Total accumulated earnings--net......................  $16,176
                                                        =======
---------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
RESERVE ASSETS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 2001, Small Cap Value Focus Fund significantly outperformed the Russell 2000 Index. Total returns for the Fund's Class A and Class B Shares were +29.94% and +29.72%, respectively, compared to the total return of +2.49% for the unmanaged Russell 2000 Index.

  Small cap stocks experienced severe volatility during 2001. After a brief rally in January, stocks trended lower through March because of the ongoing sell-off of "new economy" stocks and investors' concerns over increasing signs of an economic slowdown in the United States. In April, aggressive interest rate cuts by the Federal Reserve Board sparked optimism for a quick economic recovery, leading to a sharp upward move in stocks that lasted through the end of May. Value stocks were only slightly ahead of growth stocks by mid year. Stocks declined from their peak in May as evidence of a prolonged economic downturn dampened investor sentiment. The September 11 terrorist disaster created a brief period of panic selling, pushing the market down to its nadir at the end of the third quarter. Growth stocks fell significantly more than value stocks in the third quarter. The fourth quarter of 2001 showed a complete reversal, with the broad market rallying sharply and growth stocks outperforming value stocks. However, for the full year of 2001, small cap value stocks maintained their lead over small cap growth stocks, with the unmanaged Russell 2000 Value Index up more than 14% and the unmanaged Russell 2000 Growth Index down more than 9%. 2001 marked the second consecutive year in which small cap value stocks generated positive returns while small cap growth stocks showed negative returns.

  Only five of the 11 Russell 2000 economic sectors posted positive returns in 2001: consumer discretionary, consumer staples, financials, industrials and materials. The technology, energy, health care, telecommunications and utility sectors within the Russell 2000 universe provided negative absolute returns. The Fund generated the majority of its outperformance through superior stock returns within the technology sector. The Fund's results were more balanced than the Russell 2000 Index results as well, with positive Fund returns in all 11 economic sectors during the year. Our underweighted position in financial services stocks produced a negative sector weighting contribution to performance for the Fund, but was more than offset by an underweight position in the underperforming health care and utilities sectors, and an overweight position in the outperforming consumer discretionary sector.

  The individual stocks that most benefited the Fund's investment results were, in the technology sector: Network Associates Inc.; and in consumer discretionary sector: Panera Bread Company and Tech Data Corporation. At the end of 2000, the stock price of Network Associates Inc., a leading network security software provider, fell substantially after the company announced disappointing earnings. Based on a low stock valuation, strong balance sheet, and a favorable competitive position within its industry, we added to our position. Through 2001, the stock price of Network Associates Inc. appreciated over 500% as market conditions for anti-virus software improved and new management continued to produce positive changes in the company's operations. Tech Data Corporation, the country's second-largest distributor of technology products, experienced a slowdown in its end markets, but the operating results exceeded investors' expectations as the management acted quickly to cut costs and the company took market share from weaker competitors. The 150% rise in the stock price of Panera Bread Company, an owner and franchiser of bakery cafes, reflects the strong momentum in the company's business and promising growth outlook.

  The Fund's weakest-performing stocks for the year were Novoste Corporation, The Men's Wearhouse, Inc., and Aspect Communications Corp. Novoste Corporation, an early-stage medical device company, reported disappointing results from clinical trials for its leading product. This event, combined with successful clinical results from one of Novoste Corporation's main competitors, led us to sell our entire position. The Men's Wearhouse, Inc., a leading retailer of men's tailored clothing, suffered as the economic downturn severely depressed consumer spending on men's apparel. We believe The Men's Wearhouse, Inc. has a strong competitive position and should benefit from an economic turnaround, and we continue to hold a large position in the Fund. Aspect Communications Corporation, a provider of business communication software, saw continued weakness in its end market because of lower capital spending by corporations on technology and telecommunications. We maintain a position in Aspect Communications Corporation mostly because of the

--------------------------------------------------------------------------------

attractive valuation and strength of the company's products.

  The Fund began the year 2001 significantly overweighted in the consumer discretionary and technology sectors compared to the Russell 2000 Index. Performance of the Fund's holdings in those sectors in 2001 was significantly better than the performance of the corresponding sectors in the Russell 2000 Index. Within the consumer discretionary sector, the Fund has investments in the retail, restaurant, home furnishings, entertainment, and business services industries. In the technology sector, the Fund is primarily invested in companies whose stock has sold off dramatically, but who generally have strong market positions and healthy balance sheets. By focusing on stocks that have already declined significantly, we hope to limit the downside risk in holdings within sectors that have been quite volatile historically. This strategy worked well in 2001 when the Fund's technology holdings increased 58% compared to an almost 17% decline in the Russell 2000 technology sector. The Fund's consumer discretionary holdings are generally in niche businesses or market leading companies with favorable growth prospects, proven management teams, and a solid competitive standing within their industries. Companies such as Outback Steakhouse, Inc., Panera Bread Company, and Michael's Stores are examples. In 2001, the Fund's consumer discretionary holdings increased 33% compared to 25% for the Russell 2000 consumer discretionary sector.

  The Fund remains significantly underweighted in the financial services, utilities, and health care sectors. For the second consecutive year, financial services stocks were the third best-performing sector within the Russell 2000 Index. The downward movement in interest rates in 2001 was the cause of the group's strong relative performance. We remain underweighted in the financial services sector because relatively few financial services stocks meet our out-of-favor valuation criteria. The Fund generally has little exposure to the utility sector since its investment philosophy and process do not produce many investment opportunities in utility stocks. Generally, the Fund is overweighted in economically sensitive stocks and underweighted in perceived interest sensitive stocks, compared to the Russell 2000.

IN CONCLUSION

  The Fund produced exceptionally strong positive performance in 2001, benefiting from both stock selection and sector allocation. This strong performance follows the Fund's excellent returns in 1999 and 2000, establishing a solid track record of results that we believe validates our strategy of searching for value in out-of-favor small cap stocks with a bottom up, research intensive investment process. We thank you for your continued investment in Small Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Daniel V. Szemis
Daniel V. Szemis
Senior Vice President and Portfolio Manager

January 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A AND CLASS B SHARES
--------------------------------------------------------------------------------

                                                               SMALL CAP VALUE FOCUS FUND+--
                                                                      CLASS A SHARES*                  RUSSELL 2000 INDEX++
                                                               -----------------------------           --------------------
12/91                                                                      10000                              10000
12/92                                                                       9947                              11841
12/93                                                                      11716                              14076
12/94                                                                      10864                              13819
12/95                                                                      15851                              17751
12/96                                                                      17137                              20679
12/97                                                                      19145                              25303
12/98                                                                      17901                              24659
12/99                                                                      24014                              29901
12/00                                                                      27556                              28998
12/01                                                                      35806                              29719

                                                               SMALL CAP VALUE FOCUS FUND+--
                                                                      CLASS B SHARES*                  RUSSELL 2000 INDEX++
                                                               -----------------------------           --------------------
10/23/97**                                                                 10000                              10000
12/97                                                                       8882                              10109
12/98                                                                       8303                               9852
12/99                                                                      11125                              11946
12/00                                                                      12746                              11585
12/01                                                                      16534                              11873

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ Small Cap Value Focus Fund invests primarily in common stocks of small companies and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. The starting date for the Index in the Class B Shares' graph is from 10/31/97.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                  +29.94%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                                                 +15.88
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                                                  +13.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                  +29.72%
--------------------------------------------------------------------------------
Inception (10/23/97) through 12/31/01                                     +12.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2001                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    +6.43%        +29.94%
-----------------------------------------------------------------------------------------
Class B Shares                                                    +6.33         +29.72
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
SECTOR*                          HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION             427,600      CNF Transportation Inc. ..................    $ 14,345,980       1.9%
                                    5,500      +EGL, Inc. ...............................          76,725       0.0
                                  357,500      +Keystone Automotive Industries, Inc. ....       6,052,475       0.8
                                  153,000      +Miller Industries, Inc. .................         485,010       0.1
                                   98,000      UTI Worldwide, Inc. ......................       1,884,540       0.2
                                                                                             ------------     -----
                                                                                               22,844,730       3.0
----------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY            756,200      +APAC Customer Services Inc. .............       1,898,062       0.2
                                  231,400      +Ambassadors International, Inc. .........       4,857,086       0.6
                                   77,100      +American Eagle Outfitters, Inc. .........       2,016,936       0.3
                                  281,100      +Boron, LePore & Associates, Inc. ........       3,839,826       0.5
                                   85,300      +CDW Computer Centers, Inc. ..............       4,580,610       0.6
                                   78,100      +California Pizza Kitchen, Inc. ..........       1,929,070       0.3
                                  225,600      +Charlotte Russe Holding Inc. ............       4,196,160       0.5
                                  167,600      +Coldwater Creek Inc. ....................       3,548,092       0.5
                                    7,300      +Corinthian Colleges, Inc. ...............         298,497       0.0
                                   59,200      +Cost Plus, Inc. .........................       1,556,960       0.2
                                  166,100      +DeVry, Inc. .............................       4,725,545       0.6
                                  330,900      +DoubleClick Inc. ........................       3,762,333       0.5
                                  335,000      Dover Downs Entertainment, Inc. ..........       5,125,500       0.7
                                  137,600      +Factory 2-U Stores Inc. .................       2,752,000       0.4
                                  120,700      +Fossil, Inc. ............................       2,534,700       0.3
                                  135,700      +Furniture Brands International, Inc. ....       4,345,114       0.6
                                  153,400      G & K Services, Inc. (Class A)............       4,954,820       0.6
                                   40,300      Harte-Hanks, Inc. ........................       1,135,251       0.1
                                   51,300      Herman Miller, Inc. ......................       1,213,758       0.2
                                  373,900      +Insight Enterprises, Inc. ...............       9,197,940       1.2
                                  229,300      +Jack in the Box Inc. ....................       6,314,922       0.8
                                   28,500      +Korn/Ferry International.................         303,525       0.0
                                   69,200      +Linens 'n Things, Inc. ..................       1,764,600       0.2
                                   98,300      +MAXIMUS, Inc. ...........................       4,134,498       0.5
                                  455,100      +MSC Industrial Direct Co., Inc. (Class
                                                 A)......................................       8,988,225       1.2
                                  557,600      +The Men's Wearhouse, Inc. ...............      11,514,440       1.5
                                  559,600      +Metromedia International Group, Inc. ....         453,276       0.1
                                  292,500      +Michael's Stores.........................       9,637,875       1.2
                                  299,355      +On Assignment, Inc. .....................       6,867,204       0.9
                                  362,900      +Outback Steakhouse, Inc. ................      12,429,325       1.6
                                  219,300      +Panera Bread Company (Class A)...........      11,412,372       1.5
                                  737,300      +Paxson Communications Corporation........       7,704,785       1.0
                                  219,800      +QRS Corporation..........................       3,088,190       0.4
                                  111,000      +Sinclair Broadcast Group, Inc. (Class
                                                 A)......................................       1,048,950       0.1
                                   53,400      +SmartForce Public Limited Company........       1,321,116       0.2
                                  479,100      +Tech Data Corporation....................      20,663,583       2.7
                                                                                             ------------     -----
                                                                                              176,115,146      22.8
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES                  124,848      +Dean Foods Company.......................       8,514,634       1.1
----------------------------------------------------------------------------------------------------------------------
ENERGY                             46,500      +Evergreen Resources, Inc. ...............       1,795,365       0.3
                                  157,400      Noble Affiliates, Inc. ...................       5,554,646       0.7
                                  136,200      +Plains Resources Inc. ...................       3,351,882       0.5
                                   84,107      +Stone Energy Corporation.................       3,322,226       0.4
                                  148,200      +Tom Brown, Inc. .........................       4,001,400       0.5
                                  282,100      Vintage Petroleum, Inc. ..................       4,076,345       0.5
                                  362,000      XTO Energy, Inc. .........................       6,335,000       0.8
                                                                                             ------------     -----
                                                                                               28,436,864       3.7
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 22,400      American National Insurance Company.......       1,883,616       0.2
                                  407,200      Banknorth Group, Inc. ....................       9,162,000       1.2
                                  199,100      Brandywine Reality Trust..................       4,195,037       0.5
                                  107,500      Camden Property Trust.....................       3,945,250       0.5
                                  395,854      Charter One Financial, Inc. ..............      10,747,436       1.4
                                  145,540      Global Payments Inc. .....................       5,006,576       0.7
                                  724,700      +Knight Trading Group, Inc. ..............       7,986,194       1.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
SECTOR*                          HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                583,300      +La Quinta Properties, Inc. ..............    $  3,348,142       0.4%
(CONCLUDED)
                                  100,400      PXRE Group Limited........................       1,771,056       0.2
                                  543,000      +The Profit Recovery Group International,
                                                 Inc. ...................................       4,425,450       0.6
                                   40,500      Scottish Annuity & Life Holdings, Ltd. ...         771,930       0.1
                                  234,100      +United Rentals, Inc. ....................       5,314,070       0.7
                                   17,800      +Willis Group Holdings Limited............         419,190       0.1
                                                                                             ------------     -----
                                                                                               58,975,947       7.6
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE                        82,400      +Caremark Rx, Inc. .......................       1,343,944       0.2
                                   85,600      +Closure Medical Corporation..............       2,011,600       0.2
                                  127,400      +Conceptus, Inc. .........................       3,000,270       0.4
                                  213,000      +Conceptus, Inc.(a) ......................       4,339,210       0.6
                                  131,100      +Diversa Corporation......................       1,855,065       0.2
                                  484,700      Hooper Holmes, Inc. ......................       4,338,065       0.6
                                  284,400      +INAMED Corporation.......................       8,509,248       1.1
                                  443,800      +Intuitive Surgical, Inc. ................       4,438,000       0.6
                                  239,200      +Isis Pharmaceuticals, Inc. ..............       5,307,848       0.7
                                  163,600      +Maxygen Inc. ............................       2,874,452       0.4
                                  147,600      Mentor Corporation........................       4,197,744       0.5
                                  184,100      NDCHealth Corporation.....................       6,360,655       0.8
                                   65,100      +Nabi.....................................         682,899       0.1
                                  495,800      +Orthodontic Centers of America, Inc. ....      15,121,900       1.9
                                   67,600      Owens & Minor, Inc. ......................       1,250,600       0.2
                                   66,200      +Pharmaceutical Product Development,
                                                 Inc. ...................................       2,135,612       0.3
                                  108,200      +Quintiles Transnational Corp. ...........       1,733,364       0.2
                                  195,000      +Vical Incorporated.......................       2,377,050       0.3
                                   31,630      +WebMD Corporation........................         222,991       0.0
                                                                                             ------------     -----
                                                                                               72,100,517       9.3
----------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING            171,500      A.M. Castle & Company.....................       1,406,300       0.2
                                   40,700      AK Steel Holding Corporation..............         463,166       0.1
                                  295,200      Boise Cascade Corporation.................      10,039,752       1.3
                                  359,500      Corn Products International, Inc. ........      12,672,375       1.6
                                  183,200      Gibraltar Steel Corporation...............       3,209,664       0.4
                                  363,600      Intermet Corporation......................       1,218,060       0.2
                                  199,500      Kaydon Corp. .............................       4,524,660       0.6
                                   77,400      +Novamerican Steel, Inc. .................         387,000       0.1
                                  518,400      +Paxar Corporation........................       7,361,280       1.0
                                  202,900      Quanex Corporation........................       5,742,070       0.7
                                  174,200      Rock-Tenn Company (Class A)...............       2,508,480       0.3
                                  504,176      Ryerson Tull, Inc. .......................       5,545,936       0.7
                                  250,400      +Shiloh Industries, Inc. .................         450,720       0.1
                                   77,700      +Symyx Technologies.......................       1,649,571       0.2
                                  622,400      +Unifi, Inc. .............................       4,512,400       0.6
                                  777,400      Watsco, Inc...............................      11,039,080       1.4
                                  347,300      +Wolverine Tube, Inc. ....................       3,941,855       0.5
                                  181,400      +Zemex Corporation........................       1,170,030       0.1
                                                                                             ------------     -----
                                                                                               77,842,399      10.1
----------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                 398,100....      +Mercer International, Inc.                      2,985,750       0.4
----------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES                 184,150      Applied Industrial Technologies, Inc. ....       3,434,398       0.4
                                  134,600      BHA Group Holdings, Inc. .................       2,008,232       0.2
                                   80,120      +BNS Co. (Class A)........................         181,872       0.0
                                    2,100      +Cognex Corporation.......................          53,781       0.0
                                  348,500      +Com21, Inc. .............................         463,505       0.1
                                  178,800      +Micros Systems, Inc. ....................       4,477,152       0.6
                                   71,700      Precision Castparts Corp. ................       2,025,525       0.3
                                  172,700      Reliance Steel & Aluminum Co. ............       4,533,375       0.6
                                  112,300      +Triumph Group, Inc. .....................       3,649,750       0.5
                                                                                             ------------     -----
                                                                                               20,827,590       2.7
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
SECTOR*                          HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                        225,700      +ATMI, Inc. ..............................    $  5,382,945       0.7%
                                  289,600      +AXT, Inc. ...............................       4,178,928       0.5
                                  200,800      +Actel Corp. .............................       3,997,928       0.5
                                  205,300      +Advanced Fibre Communications, Inc. .....       3,623,545       0.5
                                  542,400      +American Management Systems,
                                                 Incorporated............................       9,806,592       1.3
                                  414,600      +Anixter International Inc. ..............      12,027,546       1.6
                                  305,398      +Arris Group Inc. ........................       2,962,361       0.4
                                1,232,200      +Aspect Communications Corporation........       4,780,936       0.6
                                  259,200      +Aspen Technology, Inc. ..................       4,354,560       0.6
                                   68,200      +Clare, Inc. .............................         151,404       0.0
                                  405,400      +Clarus Corporation.......................       2,481,048       0.3
                                2,573,200      +Commerce One, Inc. ......................       9,186,324       1.2
                                  352,600      +Computer Network Technology
                                                 Corporation.............................       6,272,754       0.8
                                1,324,250      +E.piphany, Inc. .........................      11,534,217       1.5
                                  109,700      +ESCO Technologies Inc. ..................       3,783,553       0.5
                                1,005,800      +EXE Technologies, Inc. ..................       5,039,058       0.7
                                   69,200      +Electroglas, Inc. .......................       1,022,084       0.1
                                  264,300      +Electronics for Imaging, Inc. ...........       5,896,533       0.8
                                  779,600      +Entrust Technologies Inc. ...............       7,936,328       1.0
                                   12,000      +Excel Technology, Inc. ..................         209,040       0.0
                                  421,600      +FileNET Corporation......................       8,550,048       1.1
                                   87,100      +II-VI Incorporated.......................       1,481,571       0.2
                                  186,700      +IXYS Corporation.........................       1,502,935       0.2
                                  229,444      +InterVoice-Brite, Inc. ..................       2,936,883       0.4
                                  171,100      +J.D. Edwards & Company...................       2,814,595       0.4
                                  157,000      +JDA Software Group, Inc. ................       3,513,660       0.5
                                1,859,400      +Maxtor Corporation.......................      11,788,596       1.5
                                  359,800      +NetManage, Inc. .........................         327,418       0.0
                                  457,100      +Nu Horizons Electronics Corp. ...........       4,689,846       0.6
                                  527,500      +Nuance Communications Inc. ..............       4,789,700       0.6
                                  425,400      +Parametric Technology Corporation........       3,305,358       0.4
                                   30,200      +Pericom Semiconductor Corporation........         437,900       0.1
                                  228,200      +Progress Software Corporation............       3,945,578       0.5
                                  363,300      +Proxim, Inc. ............................       3,603,936       0.5
                                  236,700      +Radiant Systems, Inc. ...................       2,698,380       0.3
                                   91,700      +Sybase, Inc. ............................       1,445,192       0.2
                                  322,800      +Sykes Enterprises, Incorporated..........       3,008,496       0.4
                                  310,100      +Take-Two Interactive Software, Inc. .....       5,014,317       0.6
                                  392,300      +Transaction Systems Architects, Inc.
                                                 (Class A)...............................       4,809,598       0.6
                                    3,700      +Varian Semiconductor Equipment
                                                 Associates, Inc. .......................         127,983       0.0
                                   95,500      +Vastera, Inc. ...........................       1,586,255       0.2
                                1,569,900      +Vignette Corporation.....................       8,430,363       1.1
                                   82,900      +Zebra Technologies Corporation (Class
                                                 A)......................................       4,598,463       0.6
                                                                                             ------------     -----
                                                                                              190,034,755      24.6
----------------------------------------------------------------------------------------------------------------------
UTILITIES                          98,700      +Boston Communications Group, Inc. .......       1,110,375       0.1
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$558,326,084)       659,788,707      85.4
----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $36,603,000      General Motors Acceptance Corp., 1.98% due
                                                 1/02/2002...............................      36,598,974       4.7
                               25,000,000      National Rural Utilities Cooperative
                                                 Finance Corp., 2% due 1/25/2002.........      24,965,278       3.2
                                                                                             ------------     -----
                                                                                               61,564,252       7.9
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
                                   AMOUNT                SHORT-TERM SECURITIES                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY          $50,000,000      Federal Home Loan Mortgage Corporation,
OBLIGATIONS**                                    1.80% due 1/08/2002.....................    $ 49,980,000       6.5%
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$111,544,251)                           111,544,252      14.4
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$669,870,335)....     771,332,959      99.8
                                               OTHER ASSETS LESS LIABILITIES.............       1,255,265       0.2
                                                                                             ------------     -----
                                               NET ASSETS................................    $772,588,224     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

* Holdings are classified into the economic sectors found in the Russell 2000 Index.

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $55,373,803) (identified cost--$669,870,335)..............                 $771,332,959
Investments held as collateral for loaned securities, at
  value.....................................................                   59,184,400
Cash........................................................                       37,067
Receivables:
  Securities sold...........................................  $  2,181,302
  Capital shares sold.......................................       331,725
  Dividends.................................................       323,014
  Loaned securities.........................................        14,190      2,850,231
                                                              ------------
Prepaid expenses and other assets...........................                       67,254
                                                                             ------------
Total assets................................................                  833,471,911
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   59,184,400
Payables:
  Securities purchased......................................       982,920
  Investment adviser........................................       498,418
  Capital shares redeemed...................................        79,624
  Distributor...............................................         3,174      1,564,136
                                                              ------------
Accrued expenses and other liabilities......................                      135,151
                                                                             ------------
Total liabilities...........................................                   60,883,687
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $772,588,224
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  2,978,553
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                      102,672
Paid-in capital in excess of par............................                  659,722,291
Undistributed realized capital gains on investments--net....  $  8,322,084
Unrealized appreciation on investments--net.................   101,462,624
                                                              ------------
Total accumulated earnings--net.............................                  109,784,708
                                                                             ------------
NET ASSETS..................................................                 $772,588,224
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $746,873,813 and 29,785,525
  shares outstanding........................................                 $      25.08
                                                                             ============
Class B--Based on net assets of $25,714,411 and 1,026,720
  shares outstanding........................................                 $      25.05
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................               $  4,681,607
Interest....................................................                  2,868,476
Securities lending--net.....................................                     65,411
                                                                           ------------
Total income................................................                  7,615,494
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $5,235,197
Accounting services.........................................     259,413
Custodian fees..............................................      87,111
Printing and shareholder reports............................      65,516
Professional fees...........................................      63,430
Registration fees...........................................      27,999
Distribution fees--Class B..................................      25,915
Directors' fees and expenses................................      25,325
Transfer agent fees.........................................       4,991
Pricing services............................................         752
Other.......................................................      19,854
                                                              ----------
Total expenses..............................................                  5,815,503
                                                                           ------------
Investment income--net......................................                  1,799,991
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                 41,875,522
Change in unrealized appreciation/depreciation on
  investments--net..........................................                137,654,589
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $181,330,102
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2001             2000
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   1,799,991    $  1,659,151
Realized gain on investments--net...........................       41,875,522     127,044,633
Change in unrealized appreciation/depreciation on
  investments--net..........................................      137,654,589     (50,716,445)
                                                                -------------    ------------
Net increase in net assets resulting from operations........      181,330,102      77,987,339
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (1,778,118)     (1,541,697)
  Class B...................................................          (34,932)        (14,977)
In excess of investment income--net:
  Class A...................................................               --        (116,347)
  Class B...................................................               --          (1,130)
Realized gain on investments--net:
  Class A...................................................      (49,047,754)   (135,466,684)
  Class B...................................................       (1,363,993)     (2,043,417)
                                                                -------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (52,224,797)   (139,184,252)
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................       42,248,953     129,242,044
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................      171,354,258      68,045,131
Beginning of year...........................................      601,233,966     533,188,835
                                                                -------------    ------------
End of year.................................................    $ 772,588,224    $601,233,966
                                                                =============    ============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                               CLASS A
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.         ----------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001        2000        1999          1998        1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................    $  20.78    $  23.35    $  19.95      $  27.75    $  26.22
                                                               --------    --------    --------      --------    --------
Investment income--net+....................................         .06         .07         .06           .03         .09
Realized and unrealized gain (loss) on investments--net....        6.01        3.30        6.03         (1.41)       2.80
                                                               --------    --------    --------      --------    --------
Total from investment operations...........................        6.07        3.37        6.09         (1.38)       2.89
                                                               --------    --------    --------      --------    --------
Less dividends and distributions:
  Investment income--net...................................        (.06)       (.07)       (.09)         (.09)       (.08)
  In excess of investment income--net......................          --          --++      (.01)           --          --
  Realized gain on investments--net........................       (1.71)      (5.87)      (2.59)        (6.33)      (1.28)
                                                               --------    --------    --------      --------    --------
Total dividends and distributions..........................       (1.77)      (5.94)      (2.69)        (6.42)      (1.36)
                                                               --------    --------    --------      --------    --------
Net asset value, end of year...............................    $  25.08    $  20.78    $  23.35      $  19.95    $  27.75
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................      29.94%      14.75%      34.15%        (6.50%)     11.72%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        .83%        .81%        .81%          .81%        .80%
                                                               ========    ========    ========      ========    ========
Investment income--net.....................................        .26%        .28%        .32%          .13%        .32%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................    $746,874    $591,631    $528,571      $446,510    $481,614
                                                               ========    ========    ========      ========    ========
Portfolio turnover.........................................      64.99%      83.78%      89.90%        56.29%     147.06%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                           CLASS B
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             ------------------------------------------------------------------
FINANCIAL STATEMENTS.                                                   FOR THE YEAR ENDED
                                                                           DECEMBER 31,                     FOR THE PERIOD
                                                          ----------------------------------------------   OCT. 23, 1997+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                    2001         2000         1999         1998       DEC. 31, 1997
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $ 20.77      $ 23.35      $ 19.94      $ 27.74       $  31.23
                                                          -------      -------      -------      -------       --------
Investment income (loss)--net++.......................        .02          .04          .03           --+++         (.01)
Realized and unrealized gain (loss) on
  investments--net....................................       6.01         3.29         6.03        (1.39)         (3.48)
                                                          -------      -------      -------      -------       --------
Total from investment operations......................       6.03         3.33         6.06        (1.39)         (3.49)
                                                          -------      -------      -------      -------       --------
Less dividends and distributions:
  Investment income--net..............................       (.04)        (.04)        (.06)        (.08)            --
  In excess of investment income--net.................         --           --+++        --+++        --             --
  Realized gain on investments--net...................      (1.71)       (5.87)       (2.59)       (6.33)            --
                                                          -------      -------      -------      -------       --------
Total dividends and distributions.....................      (1.75)       (5.91)       (2.65)       (6.41)            --
                                                          -------      -------      -------      -------       --------
Net asset value, end of period........................    $ 25.05      $ 20.77      $ 23.35      $ 19.94       $  27.74
                                                          =======      =======      =======      =======       ========
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................     29.72%       14.57%       33.99%       (6.52%)       (11.18%)(++)
                                                          =======      =======      =======      =======       ========
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................       .98%         .96%         .96%         .97%           .96%*
                                                          =======      =======      =======      =======       ========
Investment income (loss)--net.........................       .09%         .15%         .17%         .02%          (.24%)*
                                                          =======      =======      =======      =======       ========
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $25,714      $ 9,603      $ 4,618      $ 1,275       $    248
                                                          =======      =======      =======      =======       ========
Portfolio turnover....................................     64.99%       83.78%       89.90%       56.29%        147.06%
                                                          =======      =======      =======      =======       ========
----------------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Based on average shares outstanding.
+++ Amount is less than $.01 per share.
(++) Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Small Cap Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned

--------------------------------------------------------------------------------

securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $13,059 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of December 31, 2001, the Fund lent securities with a value of $33,968,495 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $14,796,100 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $44,388,300 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $6,455 in securities lending agent fees.

  For the year ended December 31, 2001, MLPF&S earned $137,468 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $42,698 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides

--------------------------------------------------------------------------------

certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $403,375,974 and $468,057,855, respectively.

  Net realized gains for the year ended December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:

-----------------------------------------------------------------
                                       Realized       Unrealized
                                         Gains          Gains
-----------------------------------------------------------------
Long-term investments...............  $41,875,522    $101,462,624
                                      -----------    ------------
Total...............................  $41,875,522    $101,462,624
                                      ===========    ============
-----------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $96,499,893, of which $140,626,728 related to appreciated securities and $44,126,835 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $674,833,066.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $42,248,953 and $129,242,044 for the years ended December 31, 2001 and December 31, 2000, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,360,518    $ 77,137,714
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   2,158,059      50,825,871
                                       ----------    ------------
Total issued.........................   5,518,577     127,963,585
Shares redeemed......................  (4,202,562)    (98,215,509)
                                       ----------    ------------
Net increase.........................   1,316,015    $ 29,748,076
                                       ==========    ============

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,021,205    $ 50,212,338
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   6,410,268     137,124,728
                                       ----------    ------------
Total issued.........................   8,431,473     187,337,066
Shares redeemed......................  (2,597,263)    (64,322,021)
                                       ----------    ------------
Net increase.........................   5,834,210    $123,015,045
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2001                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   615,213    $13,650,800
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    58,134      1,398,925
                                          --------    -----------
Total issued............................   673,347     15,049,725
Shares redeemed.........................  (109,006)    (2,548,848)
                                          --------    -----------
Net increase............................   564,341    $12,500,877
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                        Dollar
December 31, 2000                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  196,600    $4,870,695
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   97,012     2,059,524
                                            -------    ----------
Total issued..............................  293,612     6,930,219
Shares redeemed...........................  (28,997)     (703,220)
                                            -------    ----------
Net increase..............................  264,615    $6,226,999
                                            =======    ==========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was a follows:

------------------------------------------------------------------
                                        12/31/2001     12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $33,377,403   $105,040,925
 Net long-term capital gains..........   18,847,394     34,143,327
                                        -----------   ------------
Total taxable distributions...........  $52,224,797   $139,184,252
                                        ===========   ============
------------------------------------------------------------------

--------------------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings on a tax basis were as follows:

---------------------------------------------------------------
 Undistributed ordinary income--net..............  $  4,755,875
 Undistributed long-term capital gains--net......     8,528,940
                                                   ------------
 Total undistributed earnings--net...............    13,284,815
                                                   ------------
 Capital loss carryforward.......................            --
 Unrealized gains--net...........................    96,499,893*
                                                   ------------
 Total accumulated earnings--net.................  $109,784,708
                                                   ============
---------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SMALL CAP VALUE FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
DECEMBER 31, 2001--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2001, the Fund had a total return of -14.02%. During the same period, the Lipper Utility Fund Average had a total return of -21.35%. The unmanaged Standard & Poor's (S&P) Utility Index had a total return of -30.44% for the 12 months ended December 31, 2001.

  During the Fund's fiscal year, we maintained a defensive investment stance. Stock and sector allocation as well as asset class selection all played a pivotal role in achieving the Fund's relative outperformance. Our investment focus emphasized domestic electric utility stocks and investment-grade utility bonds. However, the principle driver of performance was the move into bonds, which clearly benefited from all of the interest rate cuts undertaken by the Federal Reserve Board. In terms of stock selection during the year, it was just as important to avoid specific companies or to sell holdings when the risk/return ratio became unfavorable as it was to find the better-performing companies.

  As of December 31, 2001, the Fund's portfolio was positioned with 74.8% of net assets invested in equities, 21.2% in investment-grade bonds and nearly 4% in short-term cash equivalents. In the equity side of the portfolio, the Fund's weighting as a percentage of domestic equities was 70.9% in electric utilities, 10.3% in natural gas, 17.1% in telecommunications and 1.3% in water. Geographically, the focus for fiscal 2001 was the United States with small positions in Mexico and Spain. The Fund's investments were diversified across many states and regulatory jurisdictions.

MARKET OUTLOOK

  We continue to believe that the long-term outlook for the utility sector is attractive. The weakness in the US economy has had a negative earnings impact for many companies in the sector in the near term. The base earnings and cash flow for the more mature and well-capitalized companies in all utility groups (electric, telecommunications, natural gas and water) remain intact. Cost-cutting opportunities, which are being taken, continue. As the growth in the general economy begins to improve, the outlook for the sector is likely to participate. Lastly, tighter capital markets reduced some of the competitive threat that recently surfaced. We believe this is a long-term positive for the sector.

  The telecommunications services sector, which has been battered by slowing access line growth as a result of a weaker economy and technology substitution, has responded by reducing both operational expenses and capital expenditures. Management within telecommunications companies has been showing significant financial discipline in its decision-making process. The competitive threat has been significantly diminished during the past 12 months as many of the competitive local exchange carriers have declared bankruptcy and several more are very close to filing for Chapter 11 protection. The newly appointed Federal Communications Committee under President George Bush appears to be more open to discussion with industry participants and favors letting the marketplace determine the winners and losers in this arena.

  The past year has been an interesting one for the electric utility sector. Several companies spun-off their independent power subsidiaries into new publicly traded companies. Investors within the electric sector were basically given three investment choices: to own a transmission and distribution company; to own a unregulated electric generating company; or to own an integrated electric company that had operations in all aspects of the electricity business. Moreover, during this time, there was a crisis in the California electricity market as demand outstripped supply. Prices of electricity ran up to extremely high levels and rolling black-outs occurred. This much-publicized problem has slowed further deregulation in many states and resulted in much more cautionary comments by regulatory bodies.

  Looking ahead to fiscal year 2002, the outlook is more favorable for the electric sector as the environment should become much more rationale. The amount of new electric generation that has been announced is most likely going to be reduced in the upcoming several months as companies realize that pricing power improves when supply is less than demand and tighter capital markets reduce funding of new plants. Although not all of the headlines have disappeared, the resolution of the crisis in California and the time passed should result in further deregulation of the industry going forward. The independent power producer sector, which really evolved in the past year, has already taken a significant hit in terms of stock price and earnings multiple contraction and appears poised to move forward. Lastly, investors are more likely to have digested the Enron Corporation bankruptcy deceleration in the coming months and realize that it was not related to core operations of trading and marketing of

--------------------------------------------------------------------------------

natural gas and electricity but to unrelated issues.

IN CONCLUSION

  We thank you for your continued support and interest in Utilities & Telecommunications Focus Fund of Merrill Lynch Variable Series Funds, Inc. In the upcoming year, our focus will remain on seeking investments in the utility group that offer the best risk/reward characteristics. We look forward to updating you again in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kathleen Anderson
Kathleen Anderson
Senior Portfolio Manager

January 25, 2002
---------------------------------------------------------

  We are pleased to announce that Kathleen Anderson has been named Senior Portfolio Manager and is responsible for the day-to-day management of Utilities & Telecommunications Focus Fund of Merrill Lynch Variable Series Funds, Inc. Ms. Anderson has been employed by Merrill Lynch Investment Managers, L.P. since 1993.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                               UTILITIES & TELECOMMUNICATIONS
                                                                FOCUS FUND+-CLASS A SHARES*           S&P UTILITIES INDEX++
                                                               ------------------------------         ---------------------
7/01/93**                                                                 10000.00                           10000.00
12/93                                                                     10685.00                            9862.00
12/94                                                                      9776.00                            9079.00
12/95                                                                     12155.00                           12813.00
12/96                                                                     13730.00                           13213.00
12/97                                                                     17286.00                           16470.00
12/98                                                                     21445.00                           18902.00
12/99                                                                     24154.00                           17224.00
12/00                                                                     23499.00                           27502.00
12/01                                                                     20204.00                           19134.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ Utilities & Telecommunications Focus Fund invests at least 65% of total assets in equity and debt securities of domestic and foreign firms that, in the opinion of the Investment Adviser, are involved in electricity, telecommunications, gas or water.
++ The S&P Utilities Index is a capitalization index of all stocks designed to measure the performance of the utility sector of the S&P 500 Index. The starting date for the Index in the graph is from 7/30/93.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/01                                                  -14.02%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                                                 + 8.03
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/01                                      + 8.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2001                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -8.68%         -14.02%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                                  SHARES                                                         PERCENT OF
COUNTRY             INDUSTRY                        HELD                   STOCKS                     VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
CANADA              TELECOMMUNICATIONS             5,000   Nortel Networks Corporation...........  $    37,500        0.1%
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN CANADA                       37,500        0.1
----------------------------------------------------------------------------------------------------------------------------
CHINA               TELECOMMUNICATIONS               200   +China Mobile (Hong Kong) Limited
                                                             (ADR)*..............................        3,496        0.0
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN CHINA                         3,496        0.0
----------------------------------------------------------------------------------------------------------------------------
GREECE              UTILITIES--ELECTRIC           23,600   +Public Power Corporation.............      255,944        0.3
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN GREECE                      255,944        0.3
----------------------------------------------------------------------------------------------------------------------------
MEXICO              TELECOMMUNICATIONS            12,000   Telefonos de Mexico SA (ADR)*.........      420,240        0.6
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN MEXICO                      420,240        0.6
----------------------------------------------------------------------------------------------------------------------------
SPAIN               UTILITIES--ELECTRIC          131,000   Iberdrola SA..........................    1,705,312        2.3
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN SPAIN                     1,705,312        2.3
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       TELECOMMUNICATIONS            18,000   ALLTEL Corporation....................    1,111,140        1.5
                                                  47,000   AT&T Corp. ...........................      852,580        1.2
                                                  20,136   +AT&T Wireless Services Inc. .........      289,354        0.4
                                                  18,200   +Allegiance Telecom, Inc. ............      151,060        0.2
                                                  58,000   BellSouth Corporation.................    2,212,700        3.0
                                                   8,600   CenturyTel, Inc. .....................      282,080        0.4
                                                  30,000   +Qwest Communications International
                                                             Inc. ...............................      423,900        0.6
                                                  46,000   SBC Communications Inc. ..............    1,801,820        2.4
                                                  21,000   +Sprint Corp. (PCS Group).............      512,610        0.7
                                                  18,500   Verizon Communications................      878,010        1.2
                                                  30,000   +WorldCom, Inc. ......................      422,400        0.6
                                                                                                   -----------      -----
                                                                                                     8,937,654       12.2
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES--ELECTRIC           33,000   +The AES Corporation..................      539,550        0.7
                                                  58,100   Allegheny Energy, Inc. ...............    2,104,382        2.9
                                                  12,000   Ameren Corporation....................      507,600        0.7
                                                  33,000   American Electric Power Company,
                                                             Inc. ...............................    1,436,490        2.0
                                                  34,600   +Aquila, Inc. ........................      591,660        0.8
                                                  41,000   +Calpine Corporation..................      688,390        0.9
                                                  38,192   Cinergy Corp. ........................    1,276,758        1.7
                                                  34,000   Cleco Corporation.....................      746,980        1.0
                                                  37,000   Constellation Energy Group............      982,350        1.3
                                                  54,000   DPL Inc. .............................    1,300,320        1.8
                                                  31,500   DTE Energy Company....................    1,321,110        1.8
                                                  34,000   Dominion Resources, Inc. .............    2,043,400        2.8
                                                  87,500   Duke Energy Corporation...............    3,435,250        4.7
                                                  23,300   Edison International..................      351,830        0.5
                                                  67,600   Energy East Corporation...............    1,283,724        1.8
                                                  14,500   Exelon Corporation....................      694,260        0.9
                                                  45,000   FPL Group, Inc. ......................    2,538,000        3.5
                                                   7,800   FirstEnergy Corp. ....................      272,844        0.4
                                                  51,000   +Mirant Corporation...................      817,020        1.1
                                                  64,000   +NRG Energy, Inc. ....................      992,000        1.4
                                                  54,000   NSTAR.................................    2,421,900        3.3
                                                  39,000   PPL Corporation.......................    1,359,150        1.9
                                                  35,500   Pinnacle West Capital Corporation.....    1,485,675        2.0
                                                  45,000   Public Service Enterprise Group
                                                             Incorporated........................    1,898,550        2.6
                                                  88,500   +Reliant Resources, Inc. .............    1,461,135        2.0
                                                  49,000   SCANA Corporation.....................    1,363,670        1.9
                                                  33,000   TXU Corp..............................    1,555,950        2.1
                                                  58,000   Xcel Energy, Inc......................    1,608,920        2.2
                                                                                                   -----------      -----
                                                                                                    37,078,868       50.7
                    ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                                  SHARES                                                         PERCENT OF
COUNTRY             INDUSTRY                        HELD                   STOCKS                     VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       UTILITIES--GAS                46,000   El Paso Corporation...................  $ 2,052,060        2.8%
(CONCLUDED)                                       74,200
                                                           National Fuel Gas Company.............    1,832,740        2.5
                                                  25,000   New Jersey Resources Corporation......    1,170,000        1.6
                                                  24,000   Vectren Corporation...................      575,520        0.8
                                                                                                   -----------      -----
                                                                                                     5,630,320        7.7
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES--WATER              16,700   American Water Works Company, Inc. ...      697,225        0.9
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN THE UNITED STATES        52,344,067       71.5
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN STOCKS
                                                           (COST--$53,311,918)                      54,766,559       74.8
----------------------------------------------------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT          FIXED-INCOME SECURITIES
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM      UTILITIES--ELECTRIC     US$1,000,000   TXU Eastern Funding Company, 6.45% due
                                                             5/15/2005...........................    1,009,410        1.4
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE
                                                           UNITED KINGDOM                            1,009,410        1.4
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       UTILITIES--ELECTRIC        2,000,000   Consolidated Edison, Inc., 7.50% due
                                                             9/01/2010...........................    2,139,460        2.9
                                               2,000,000   Niagara Mohawk Power Corp., 7.75% due
                                                             10/01/2008..........................    2,126,020        2.9
                                               2,000,000   NiSource Finance Corporation, 7.875%
                                                             due 11/15/2010......................    2,068,420        2.8
                                               2,000,000   Public Service Electric & Gas, 6.375%
                                                             due 5/01/2008(a)....................    1,971,680        2.7
                                               2,000,000   Texas Utilities, 6.375% due
                                                             1/01/2008...........................    1,965,160        2.7
                                                                                                   -----------      -----
                                                                                                    10,270,740       14.0
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES--ELECTRIC &      2,000,000   DPL Inc., 8.25% due 3/01/2007.........    2,133,760        2.9
                    GAS
                                               2,000,000   WPS Resources Corporation, 7% due
                                                             11/01/2009..........................    2,080,080        2.9
                                                                                                   -----------      -----
                                                                                                     4,213,840        5.8
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE
                                                           UNITED STATES                            14,484,580       19.8
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN
                                                           FIXED-INCOME SECURITIES
                                                           (COST--$15,136,826)                      15,493,990       21.2
----------------------------------------------------------------------------------------------------------------------------
                                                                   SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                               492,000   General Motors Acceptance Corp., 1.98%
                                                             due 1/02/2002.......................      491,946        0.7
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS**             2,000,000   International Bank for Reconstruction,
                                                             1.75% due 1/04/2002.................    1,999,611        2.7
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN
                                                           SHORT-TERM SECURITIES
                                                           (COST--$2,491,557)                        2,491,557        3.4
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS
                                                           (COST--$70,940,301)...................   72,752,106       99.4
                                                           OTHER ASSETS LESS LIABILITIES.........      431,086        0.6
                                                                                                   -----------      -----
                                                           NET ASSETS............................  $73,183,192      100.0%
                                                                                                   ===========      =====
----------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $4,359,000) (identified cost--$70,940,301)................               $72,752,106
Investments held as collateral for loaned securities, at
  value.....................................................                 4,515,000
Cash........................................................                     1,219
Receivables:
  Interest..................................................  $  279,991
  Dividends.................................................     141,626
  Securities sold...........................................      67,079
  Capital shares sold.......................................         982
  Loaned securities.........................................         464       490,142
                                                              ----------
Prepaid expenses and other assets...........................                    12,400
                                                                           -----------
Total assets................................................                77,770,867
                                                                           -----------
--------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                 4,515,000
Payables:
  Investment adviser........................................      36,699
  Capital shares redeemed...................................      23,000        59,699
                                                              ----------
Accrued expenses and other liabilities......................                    12,976
                                                                           -----------
Total liabilities...........................................                 4,587,675
                                                                           -----------
--------------------------------------------------------------------------------------
NET ASSETS..................................................               $73,183,192
                                                                           ===========
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $   886,666
Paid-in capital in excess of par............................                69,146,790
Accumulated investment loss--net............................  $   (1,908)
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................   1,340,083
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................   1,811,561
                                                              ----------
Total accumulated earnings--net.............................                 3,149,736
                                                                           -----------
NET ASSETS..................................................               $73,183,192
                                                                           ===========
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $73,183,192 and 8,866,664
  shares outstanding........................................               $      8.25
                                                                           ===========
--------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $10,285 foreign withholding tax)..........                 $  1,908,977
Interest....................................................                    1,644,557
Securities lending--net.....................................                          906
                                                                             ------------
Total income................................................                    3,554,440
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    535,523
Accounting services.........................................        34,428
Professional fees...........................................        22,334
Custodian fees..............................................         9,868
Printing and shareholder reports............................         9,804
Transfer agent fees.........................................         4,991
Registration fees...........................................         4,139
Directors' fees and expenses................................         4,024
Pricing services............................................         3,386
Other.......................................................         5,122
                                                              ------------
Total expenses..............................................                      633,619
                                                                             ------------
Investment income--net......................................                    2,920,821
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................     3,287,389
  Foreign currency transactions--net........................        (2,476)     3,284,913
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (19,589,051)
  Foreign currency transactions--net........................           309    (19,588,742)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(13,383,008)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  2,920,821    $  3,585,102
Realized gain on investments and foreign currency
  transactions--net.........................................       3,284,913      37,335,068
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (19,588,742)    (44,120,236)
                                                                ------------    ------------
Net decrease in net assets resulting from operations........     (13,383,008)     (3,200,066)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (2,920,253)     (3,588,347)
In excess of investment income--net:
  Class A...................................................              --         (46,612)
Realized gain on investments--net:
  Class A...................................................      (2,929,945)    (37,723,052)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (5,850,198)    (41,358,011)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (13,913,650)     17,800,761
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (33,146,856)    (26,757,316)
Beginning of year...........................................     106,330,048     133,087,364
                                                                ------------    ------------
End of year*................................................    $ 73,183,192    $106,330,048
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Accumulated investment loss--net..........................    $     (1,908)   $         --
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                            CLASS A
FINANCIAL STATEMENTS.                                           ---------------------------------------------------------
                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001        2000        1999          1998        1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $ 10.31    $  16.85    $  17.08      $  14.84    $  12.19
                                                                -------    --------    --------      --------    --------
Investment income--net......................................        .31+        .47+        .30+          .36+        .43
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................      (1.71)       (.92)       1.75          2.99        2.66
                                                                -------    --------    --------      --------    --------
Total from investment operations............................      (1.40)       (.45)       2.05          3.35        3.09
                                                                -------    --------    --------      --------    --------
Less dividends and distributions:
  Investment income--net....................................       (.33)       (.50)       (.37)         (.40)       (.44)
  In excess of investment income--net.......................         --        (.01)         --            --          --
  Realized gain on investments--net.........................       (.33)      (5.58)      (1.91)         (.71)         --
                                                                -------    --------    --------      --------    --------
Total dividends and distributions...........................       (.66)      (6.09)      (2.28)        (1.11)       (.44)
                                                                -------    --------    --------      --------    --------
Net asset value, end of year................................    $  8.25    $  10.31    $  16.85      $  17.08    $  14.84
                                                                =======    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................    (14.02%)     (2.71%)     12.63%        24.06%      25.90%
                                                                =======    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .71%        .69%        .69%          .68%        .67%
                                                                =======    ========    ========      ========    ========
Investment income--net......................................      3.27%       3.00%       1.83%         2.39%       3.21%
                                                                =======    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $73,183    $106,330    $133,087      $144,978    $138,206
                                                                =======    ========    ========      ========    ========
Portfolio turnover..........................................     34.59%      64.95%       4.20%         5.20%       7.70%
                                                                =======    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Utilities & Telecommunications Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date. Dividends in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,476 have been reclassified between accumulated net investment loss and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund,

--------------------------------------------------------------------------------

exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $1,128,750 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $3,386,250 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2001, QA Advisors received $70 in securities lending agent fees.

  For the year ended December 31, 2001, MLPF&S earned $9,718 in commissions on the execution of portfolio security transactions.

  For the year ended December 31, 2001, the Fund paid Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, $510 for providing security price quotations to compute the Fund's net asset value.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.
  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $5,667 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $27,948,448 and $28,989,754, respectively.

  Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............    $3,286,092       $1,811,805
Short-term investments..............         1,297               --
Foreign currency transactions.......        (2,476)            (244)
                                        ----------       ----------
Total...............................    $3,284,913       $1,811,561
                                        ==========       ==========
---------------------------------------------------------------------

  At December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $1,811,805, of which $10,446,639 related to appreciated securities and $8,634,834 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $70,940,301.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     601,810    $  5,679,794
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     656,007       5,850,198
                                       ----------    ------------
Total issued.........................   1,257,817      11,529,992
Shares redeemed......................  (2,701,523)    (25,443,642)
                                       ----------    ------------
Net decrease.........................  (1,443,706)   $(13,913,650)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     412,603    $  6,782,767
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   3,856,620      41,358,011
                                       ----------    ------------
Total issued.........................   4,269,223      48,140,778
Shares redeemed......................  (1,857,508)    (30,340,017)
                                       ----------    ------------
Net increase.........................   2,411,715    $ 17,800,761
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various

--------------------------------------------------------------------------------

other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

------------------------------------------------------------------
                                          12/31/2001   12/31/2000
------------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $3,987,537   $ 3,684,826
 Net long-term capital gains............   1,862,661    37,673,185
                                          ----------   -----------
Total taxable distributions.............  $5,850,198   $41,358,011
                                          ==========   ===========
------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings on a tax basis were as follows:
---------------------------------------------------------

 Undistributed ordinary income--net.................  $       --
 Undistributed long-term capital gains--net.........   1,340,091
                                                      ----------
 Total undistributed earnings--net..................   1,340,091
                                                      ----------
 Capital loss carryforward..........................          --
 Unrealized gains--net..............................   1,809,645*
                                                      ----------
 Total accumulated earnings--net....................  $3,149,736
                                                      ==========
----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of post-October currency losses for tax.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
UTILITIES & TELECOMMUNICATIONS FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities & Telecommunications Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Utilities & Telecommunications Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 11, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               FUND COMPLEX
                              POSITION(S) HELD      LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN      OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE          WITH FUND         TIME SERVED        DURING PAST 5 YEARS       BY DIRECTOR     HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*                President and     1999 to present  Chairman, Americas Region         196           None
800 Scudders Mill Road         Director                           since 2001, and Executive
Plainsboro, New Jersey 08536                                      Vice President since 1983
Age: 61                                                           of Fund Asset Management
                                                                  ("FAM") and Merrill Lynch
                                                                  Investment Managers, L.P.
                                                                  ("MLIM"); President of
                                                                  Merrill Lynch Mutual Funds
                                                                  since 1999; President of
                                                                  FAM Distributors, Inc.
                                                                  ("FAMD") since 1986 and
                                                                  Director thereof since
                                                                  1991; Executive Vice
                                                                  President and Director of
                                                                  Princeton Services, Inc.
                                                                  ("Princeton Services")
                                                                  since 1993; President of
                                                                  Princeton Administrator,
                                                                  L.P. since 1988; Director
                                                                  of Financial Data Services,
                                                                  Inc. since 1985.
----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                           FUND COMPLEX
                             POSITION(S) HELD      LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN        OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE         WITH FUND        TIME SERVED**      DURING PAST 5 YEARS     BY DIRECTOR        HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Joe Grills                       Director       1994 to present   Member of CIEBA since         49         Duke Management Company;
P.O. Box 98                                                       1986.                                    LaSalle Street Fund;
Rapidan, Virginia 22733                                                                                    Kimco Realty; Montpelier
Age: 66                                                                                                    Foundation.
-----------------------------------------------------------------------------------------------------------------------------------
Robert S. Solomon, Jr.           Director       1997 to present   Principal of STI              36         CommonFund; Investment
106 Dolphin Cove Quay                                             Management since 1994.                   Management Workshop.
Stamford, Connecticut 06902
Age: 65
-----------------------------------------------------------------------------------------------------------------------------------
Melvin R. Seiden                 Director       1981 to present   Retired                       36         Silbanc Properties, Ltd.
780 Third Avenue, Suite
2502
New York, New York 10017
Age: 71
-----------------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud              Director       1983 to present   Chairman, Fernwood            87         International Mobile
88 Broad Street, 2nd Floor                                        Advisors since 1996.                     Communications, Inc.
Boston, Massachusetts 02110
Age: 68
-----------------------------------------------------------------------------------------------------------------------------------

---------------

 * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD;
   Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Director's term is unlimited.

** The Director's term is unlimited.

--------------------------------------------------------------------------------

FUND OFFICERS

-------------------------------------------------------------------------------------------------------------------------------
                                  POSITION(S) HELD
      NAME, ADDRESS & AGE            WITH FUND        LENGTH OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke                   Vice President    Vice President since 1993  First Vice President of FAM and MLIM since 1997
P.O. Box 9011                     and Treasurer     and Treasurer since 1999   and the Treasurer thereof since 1999; Senior
Princeton, New Jersey 08543-9011                                               Vice President and Treasurer of Princeton
Age: 41                                                                        Services since 1999; Vice President of FAMD
                                                                               since 1999; Vice President of FAM and MLIM from
                                                                               1990 to 1997; Director of Taxation of MLIM since
                                                                               1990.
-------------------------------------------------------------------------------------------------------------------------------
Christopher G. Ayoub              Senior Vice            1998 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    since 1997; Vice President of the Investment
Princeton, New Jersey 08543-9011                                               Adviser from 1985 to 1997.
Age: 45
-------------------------------------------------------------------------------------------------------------------------------
Walter Cuje                       Senior Vice            2001 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    since 1997; Associate Portfolio Manager of the
Princeton, New Jersey 08543-9011                                               Investment Adviser since 1993; Vice President of
Age: 42                                                                        the Investment Adviser from 1991 to 1997.
-------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.               Senior Vice            2000 to present       President of the Investment Adviser and FAM;
P.O. Box 9011                     President                                    Co-Head (Americas Region) thereof from 2000 to
Princeton, New Jersey 08543-9011                                               2001 and Senior Vice President thereof from 1999
Age: 47                                                                        to 2001; Director of Princeton Services; Chief
                                                                               Investment Officer of Oppenheimer Funds, Inc. in
                                                                               1999 and Executive Vice President thereof from
                                                                               1991 to 1999.
-------------------------------------------------------------------------------------------------------------------------------
Gareth Fielding                   Senior Vice            2001 to present       Director (Global Fixed Income) of MLIM since
P.O. Box 9011                     President                                    1998; Senior Portfolio Manager, J.P. Morgan from
Princeton, New Jersey 08543-9011                                               1991 to 1998.
Age: 38
-------------------------------------------------------------------------------------------------------------------------------
Lawrence R. Fuller                Senior Vice            1996 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    since 1997.
Princeton, New Jersey 08543-9011
Age: 60
-------------------------------------------------------------------------------------------------------------------------------
Bryan N. Ison                     Senior Vice            2001 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    since 1997; Vice President of the Investment
Princeton, New Jersey 08543-9011                                               Adviser from 1985 to 1997.
Age: 45
-------------------------------------------------------------------------------------------------------------------------------
Kevin J. McKenna                  Senior Vice            2000 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    since 1997; Vice President of the Investment
Princeton, New Jersey 08543-9011                                               Adviser from 1985 to 1997.
Age: 44
-------------------------------------------------------------------------------------------------------------------------------
Robert F. Murray                  Senior Vice            1998 to present       Vice President of the Investment Adviser since
P.O. Box 9011                     President                                    1993. Employed by the Investment Adviser since
Princeton, New Jersey 08543-9011                                               1989.
Age: 43
-------------------------------------------------------------------------------------------------------------------------------
Kevin Rendino                     Senior Vice            1993 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    since 1997; Vice President of the Investment
Princeton, New Jersey 08543-9011                                               Adviser since December 1993; Senior Research
Age: 34                                                                        Analyst from 1990 to 1992; Corporate Analyst
                                                                               from 1988 to 1990.
-------------------------------------------------------------------------------------------------------------------------------
Jacqueline Rogers                 Vice President         2000 to present       Vice President of the Investment Adviser since
P.O. Box 9011                                                                  1986.
Princeton, New Jersey 08543-9011
Age: 43
-------------------------------------------------------------------------------------------------------------------------------
Kurt Schansinger                  Senior Vice            2001 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    since 1997; Vice President of the Investment
Princeton, New Jersey 08543-9011                                               Adviser from January 1996 to 1997. Prior to
Age: 40                                                                        joining the Investment Adviser, Mr. Schansinger
                                                                               spent 12 years with Oppenheimer Capital, where
                                                                               he rose to Senior Vice President.
-------------------------------------------------------------------------------------------------------------------------------
Robert M. Shearer                 Senior Vice            2000 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    since January 1998; Vice President from 1997 to
Princeton, New Jersey 08543-9011                                               1998; Vice President and Assistant Portfolio
Age: 45                                                                        Manager at David L. Babson and Company,
                                                                               Incorporated from 1996 to 1997; Vice President/
                                                                               Section Manager at Concert Capital Management
                                                                               from 1993 to 1996.
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND OFFICERS (CONCLUDED)

-------------------------------------------------------------------------------------------------------------------------------
                                  POSITION(S) HELD
      NAME, ADDRESS & AGE            WITH FUND        LENGTH OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Dennis W. Stattman                Senior Vice            2001 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    since 1997; Vice President of the Investment
Princeton, New Jersey 08543-9011                                               Adviser from 1989 to 1997.
Age: 49
-------------------------------------------------------------------------------------------------------------------------------
Daniel V. Szemis                  Senior Vice            1997 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    since 1997; Portfolio Manager with Prudential
Princeton, New Jersey 08543-9011                                               Mutual Fund Investment Management Advisors from
Age: 41                                                                        1990 to 1996.
-------------------------------------------------------------------------------------------------------------------------------
Allan J. Oster                    Secretary              1999 to present       Vice President (Legal Advisory) of the
P.O. Box 9011                                                                  Investment Adviser since 2000; Attorney with the
Princeton, New Jersey 08543-9011                                               Investment Adviser since 1999; Associate,
Age: 37                                                                        Drinker Biddle & Reath LLP from 1996 to 1999;
                                                                               Senior Counsel, U.S. Securities and Exchange
                                                                               Commission from 1991 to 1996.
-------------------------------------------------------------------------------------------------------------------------------
Kathleen Anderson                 Portfolio              2001 to present       Associate Portfolio Manager of MLIM since 1998;
P.O. Box 9011                     Manager                                      Research Analyst of MLIM from 1993 to 1998.
Princeton, New Jersey 08543-9011
Age: 42
-------------------------------------------------------------------------------------------------------------------------------
Michael S. Hahn                   Portfolio              2000 to present       Associate Portfolio Manager of MLIM since 1999;
P.O. Box 9011                     Manager                                      portfolio manager and analyst for the PBHG
Princeton, New Jersey 08543-9011                                               family of mutual funds from 1996 to 1999.
Age: 34
-------------------------------------------------------------------------------------------------------------------------------
Debbie Jelilian                   Portfolio              1999 to present       Vice President of Investment Adviser and FAM
P.O. Box 9011                     Manager                                      since 1999; portfolio manager in Bankers Trust's
Princeton, New Jersey 08543-9011                                               Structured Investment Management Group from 1993
Age: 32                                                                        to 1999.
-------------------------------------------------------------------------------------------------------------------------------
Nicholas Moakes                   Portfolio              2001 to present       Portfolio Manager of MLAM UK since October 2001;
33 King William Street            Manager                                      Director of MLIM since January 2000; member of
London, England EC4R9AS                                                        Global Emerging Markets Team since October 1997;
Age: 37                                                                        Head of Asian Research at NatWest Securities
                                                                               Asia from 1995 to June 1997.
-------------------------------------------------------------------------------------------------------------------------------
James J. Pagano                   Portfolio              2002 to present       Vice President of MLIM since 1997.
P.O. Box 9011                     Manager
Princeton, New Jersey 08543-9011
Age: 39
-------------------------------------------------------------------------------------------------------------------------------
Josephine Ragni                   Portfolio              2001 to present       Portfolio Manager of Merrill Lynch Asset
33 King William Street            Manager                                      Management U.K. Limited ("MLAM UK") since
London, England EC4R9AS                                                        October 2001; Vice President of Merrill Lynch
Age: 33                                                                        Investment Managers Limited (MLIM) (an affiliate
                                                                               of the investment adviser and subadviser) and
                                                                               member of the Emerging Markets Global Strategy
                                                                               Group since January 1998; Equity analyst and
                                                                               fund manager with Foreign & Colonial from 1993
                                                                               through 1997.
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Russo                  Portfolio              2001 to present       Vice President of the Investment Adviser and FAM
P.O. Box 9011                     Manager                                      since 1999; portfolio manager and trader in
Princeton, New Jersey 08543-9011                                               Bankers Trust/ Deutsche Bank's Structured
Age: 34                                                                        Investment Group specializing in global index
                                                                               portfolios from 1994 to 1999.
-------------------------------------------------------------------------------------------------------------------------------
David Soden                       Portfolio              2001 to present       Portfolio Manager of MLAM UK since October 2001;
33 King William Street            Manager                                      Team Leader and Investment Officer of Global
London, England EC4R9AS                                                        Emerging Markets Team since 1996 and Managing
Age: 39                                                                        Director of MLIM since April 1998.
-------------------------------------------------------------------------------------------------------------------------------
Richard Vella                     Senior Vice            1999 to present       First Vice President of the Investment Adviser
P.O. Box 9011                     President                                    and certain of its affiliates since 1999;
Princeton, New Jersey 08543-9011                                               Managing Director, Global Index Funds of Bankers
Age: 43                                                                        Trust from 1997 to 1999; Managing Director,
                                                                               International Index Funds of Bankers Trust from
                                                                               1995 to 1999.
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------

Further information about the Fund's directors/trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Company's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Company, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Walter Mintz, Director of Merrill Lynch Variable Series Funds, Inc., has recently retired. The Funds' Board of Directors wishes Mr. Mintz well in his retirement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  This report is only for distribution to shareholders of one of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Domestic Money Market Fund or Reserve Assets Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the money market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                    #16897-12/01